NPAC SMS

INTEROPERABLE INTERFACE SPECIFICATION

NANC Version 3.4.0b

Prepared for:

The North American Numbering Council (NANC)

May 31, 2011

Release 3.4: © 1997 - 2011 NeuStar, Inc.

The Work is subject to the terms of the GNU General Public License (the “GPL”), a copy of which may be found at ftp://prep.ai.mit.edu/pub/gnu/GPL. Any use of this Work is subject to the terms of the GPL. The “Work” covered by the GPL by operation of this notice and license is this document and any and all modifications to or derivatives of this document. Where the words “Program,” “software,” “source code,” “code,” or “files” are used in the GPL, users understand and agree that the “Work” as defined here is substituted for purposes of this notice and license.

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1	Introduction	1

1.1	Document Overview	1

1.2	How To Use This Document	1

1.3	Document Numbering Strategy	1

1.4	Document Version History	2
1.4.1	Release 1.0	2
1.4.2	Release 2.0	2
1.4.3	Release 3.0	2
1.4.4	Release 3.1	3
1.4.5	Release 3.2	3
1.4.6	Release 3.3	3
1.4.7	Release 3.3.4	3
1.4.8	Release 3.4	3

1.5	References	4
1.5.1	Standards	4
1.5.2	Related Publications	5

1.6	Abbreviations/Definitions	6

2	Interface Overview	7

2.1	Overview	7

2.2	OSI Protocol Support	7

2.3	SOA to NPAC SMS Interface	8
2.3.1	Subscription Administration	9
2.3.2	Audit Requests	9
2.3.3	Notifications	9
2.3.4	Service Provider Data Administration	10
2.3.5	Network Data Download	10
2.3.6	Number Pool Block Administration	11
2.3.7	SPID Migration	11

2.4	NPAC SMS to Local SMS Interface	11
2.4.1	Subscription Version, Number Pool Block and Network Data Download	12
2.4.2	Service Provider Data Administration	12
2.4.3	Notifications	13
2.4.4	SPID Migration	13

2.5	NPAC and SOA/LSMS Interface Performance	13

3	Hierarchy Diagrams	14

3.1	Overview	14
3.1.1	Managed Object Model Inheritance Hierarchy	14
3.1.2	Log Record Managed Object Hierarchy	16
3.1.3	NPAC SMS to Local SMS Naming Hierarchy for the NPAC SMS	17
3.1.4	NPAC SMS to Local SMS Naming Hierarchy for the Local SMS	18
3.1.5	SOA to NPAC SMS Naming Hierarchy for the NPAC SMS	19
3.1.6	NPAC SMS to SOA Naming Hierarchy for the SOA	20

4	Interface Functionality to CMIP Definition Mapping	21

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4.1	Overview	21
4.1.1	Primary NPAC Mechanized Interface Operations	21
4.1.2	Managed Object Interface Functionality	25
4.1.3	Action Interface Functionality	29
4.1.4	Notification Interface Functionality	30

4.2	Scoping and Filtering Support	34
4.2.1	Scoping	34
4.2.2	Filtering	34
4.2.3	Action Scoping and Filtering Support	36

4.3	lnpLocal-SMS-Name and lnpNPAC-SMS-Name Values	37

4.4	OID Usage Information	37
4.4.1	OIDs Used for Bind Requests	37
4.4.2	Other OIDs of Interest	37

4.5	Naming Attributes	38

4.6	Subscription Version M_DELETE Messages	38

4.7	Number Pool Block M_DELETE Messages	38

4.8	Subscription Version Queries	38

4.9	NPAC Rules for Handling of Optional Data Fields:	39

5	Secure Association Establishment	41

5.1	Overview	41

5.2	Security	41
5.2.1	Authentication and Access Control Information	42
5.2.1.1	System Id	43
5.2.1.2	System Type	43
5.2.1.3	User Id	43
5.2.1.4	List Id	43
5.2.1.5	Key Id	44
5.2.1.6	CMIP Departure Time	45
5.2.1.7	Sequence Number	45
5.2.1.8	Association Functions	45
5.2.1.9	Recovery Mode	46
5.2.1.10	Signature	47
5.2.2	Association Establishment	47
5.2.3	Data Origination Authentication	49
5.2.4	Audit Trail	50

5.3	Association Management and Recovery	51
5.3.1	Establishing Associations	51
5.3.1.1	NpacAssociationUserInfo	51
5.3.1.2	Unbind Requests and Responses	52
5.3.1.3	Aborts	52
5.3.1.4	NPAC SMS Failover Behavior	52
5.3.1.5	Service Provider SOA and Local SMS Procedures	53
5.3.2	Releasing or Aborting Associations	54
5.3.3	Error Handling	54
5.3.3.1	NPAC SMS Error Handling	54
5.3.3.2	Processing Failure Error	54
5.3.3.3	NPAC SMS Detailed Error Codes	55
5.3.4	Recovery	55

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5.3.4.1	Local SMS Recovery	60
5.3.4.2	SOA Recovery	60
5.3.4.3	Linked Action Replies during Recovery	60

5.4	Congestion Handling	62
5.4.1	NPAC SMS Congestion	62
5.4.2	NPAC Handling of Local SMS and SOA Congestion	62
5.4.3	Out-Bound Flow Control	63

5.5	Abort Processing Behavior	63

5.6	Single Association for SOA/LSMS	64

5.7	Separate SOA Channel for Notifications	64

6	GDMO Definitions	65

7	General ASN.1 Definitions	66

8	LNP XML Schema	67

9	Subscription Version Status	68

10	Number Pool Block Status	72

Appendix A: Errors		A-1
Appendix B: Message Flow Diagrams		B-1

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Introduction

1	Introduction

1.1	Document Overview

The NPAC SMS Interoperable Interface Specification contains the information model for the Number Portability Administration Center and Service Management System (NPAC SMS) mechanized interfaces. Both Service Order Activation (SOA) and Local Service Management System (LSMS or Local SMS) interfaces to the NPAC SMS are described in this document.

1.2	How To Use This Document

The NPAC SMS Interoperable Interface Specification contains the following sections:

Section 1 Introduction — This section describes the conventions and organization of this document. It also lists related documentation.

Section 2 Interface Overview — This section contains an overview of protocol requirements and a brief description of the functionality provided in each interface.

Section 3 Hierarchy Diagrams — This section contains the class hierarchy diagrams for all managed objects defined in the interoperable interface.

Section 4 Interface Functionality to CMOP Definition Mapping — This section contains the mapping of the interface functionality to the managed objects, attributes, actions, and notifications.

Section 5 Secure Association Establishment — This section contains information on secure association establishment

Section 6 GDMO Definitions — This section contains the GDMO interface definitions supporting the SOA to NPAC SMS interface and the NPAC SMS to Local SMS interface

Section 7 General ASN.1 Definitions — This section contains the ASN.1 definitions that support the GDMO definitions in Section 7.

Section 8 Subscription Version Status — This section contains a Subscription Version Status diagram, which illustrates the transition from one subscription version state to another.

Appendix A Errors — This appendix contains the valid errors associated with CMISE confirmed primitives used in the interoperable interface definitions.

Appendix B Message Flow Diagrams — This appendix contains the message flow diagrams.

Appendix C Midwest Region Number Pooling Message Flow Diagrams — This appendix is deleted in Release 3.0.0.

1.3	Document Numbering Strategy

Starting with Release 2.0 the documentation number of the IIS document will be Version X.Y.Z as follows:

X –	will only be incremented when a new major release of the NPAC SMS system is authorized. It will contain only the Change Orders that have been authorized for inclusion in this new major release.

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Introduction

Y –	will only be incremented when a new sub-release of an existing release X is authorized. It will contain only the Change Orders that have been authorized for inclusion in this new sub-release.

Z –	will be incremented when documentation only clarifications and/or backward compatibility issues or other deficiency corrections are made in the IIS and/or FRS. This number will be reset to 0 when Y is incremented.

For example, the first release of the Release 2 IIS will be numbered 2.0.0. If documentation only clarifications are introduced in the next release of the IIS document it will be numbered 2.0.1. If requirements are added to Release 2.0 that require NPAC SMS software changes then the next release of the IIS document will be numbered 2.1.0.

Starting with Release 3.2, the documentation number of the FRS document will include a “lowercase letter” following the Z designation. This “lowercase letter” will essentially serve as a version indicator for the release of the documentation, such that the X.Y.Za will be a unique identifier. It will be used for both drafts and final versions. For example, the first release using this new convention will be 3.2.0a, followed by 3.2.0b, and so on. . The “lower case letter” shall be reset to ‘a’ when Z is incremented.

This number scheme is intended to make the mapping between NPAC SMS and the FRS and IIS documentation consistent.

1.4	Document Version History

1.4.1	Release 1.0

NANC Version 1.0, released on 04/07/97, contains changes from the ICC Subcommittee IIS Version 1.1.5.

NANC Version 1.1, released on 05/08/97, contains changes from the NANC IIS Version 1.0.

NANC Version 1.2, released on 05/25/97, contains changes from the NANC IIS Version 1.1.

NANC Version 1.3, released on 07/09/97, contains changes from the NANC IIS Version 1.2.

NANC Version 1.4, released on 08/08/97, contains changes from the NANC IIS Version 1.3.

NANC Version 1.5, released on 09/09/97, contains changes from the NANC IIS Version 1.4.

NANC Version 1.6, released on 11/12/97, contains changes from the NANC IIS Version 1.5.

NANC Version 1.7, released on 12/12/97, contains changes from the NANC IIS Version 1.6.

NANC Version 1.8, released on 2/11/98, contains changes from the NANC IIS Version 1.7.

NANC Version 1.9, released on 5/13/98, contains changes from the NANC IIS Version 1.8.

NANC Version 1.10, released on 7/8/98, contains changes from the NANC IIS Version 1.9.

1.4.2	Release 2.0

NANC Version 2.0.0, released on 12/14/98, contains changes from the NANC IIS Version 1.10.

NANC Version 2.0.1, released on 2/25/99, contains changes from the NANC IIS Version 2.0.0.

NANC Version 2.0.2, released on 9/1/99, contains changes from the NANC IIS Version 2.0.1.

1.4.3	Release 3.0

NANC Version 3.0.0, released on 1/28/00 and 2/14/00 (revised version), contains changes from the NANC IIS Version 2.0.2.

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NANC Version 3.0.1, released on 6/6/00, contains changes from the NANC IIS Version 3.0.0.

NANC Version 3.0.2, released on 9/11/00, contains changes from the NANC IIS Version 3.0.0.

1.4.4	Release 3.1

NANC Version 3.1.0, released on 8/24/01, contains changes from the NANC IIS Version 3.0.2.

1.4.5	Release 3.2

NANC Version 3.2.0, released on 8/27/02, contains changes from the NANC IIS Version 3.1.0

NANC Version 3.2.1a, released on 7/28/03, contains changes from the NANC IIS Version 3.2.0

NANC Version 3.2.2a, released on 6/30/04, contains changes from the NANC IIS Version 3.2.1a.

1.4.6	Release 3.3

NANC Version 3.3.0a, released on 4/25/05, contains changes from the NANC IIS Version 3.2.2a.

NANC Version 3.3.0b, released on 5/27/05, contains changes from the NANC IIS Version 3.3.0a.

NANC Version 3.3.0c, released on 6/22/05, contains changes from the NANC IIS Version 3.3.0b.

NANC Version 3.3.0d, released on 7/29/05, contains changes from the NANC IIS Version 3.3.0c.

NANC Version 3.3.1a, released on 10/14/05 contains documentation changes from the NANC IIS Version 3.3.0d.

NANC Version 3.3.2a, released on 3/9/2006 contains changes from the NANC IIS Version 3.3.1a.

NANC Version 3.3.3a, released on 2/28/2006 contains changes from the NANC IIS Version 3.3.2a.

1.4.7	Release 3.3.4

NANC Version 3.3.4a, released on 12/08/2009 contains changes from the NANC IIS Version 3.3.3a.

NANC Version 3.3.4b, released on 1/22/2010 contains changes from the NANC IIS Version 3.3.4a.

1.4.8	Release 3.4

NANC Version 3.4.0a, released on 04/02/2010 contains the following changes from the NANC IIS Version 3.3.4b:

•	Change Order NANC 147 – Version ID Rollover Strategy

•	Change Order NANC 355 – Modification of NPA-NXX Effective Date

•	Change Order NANC 408 – SPID Migration Automation

•	Change Order NANC 422 – Doc-Only Change Order: IIS Updates

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•	Change Order NANC 426 – Provide Modify Request Data to the SOA from Mass Updates

NANC Version 3.4.0b, released on 05/31/2011 contains changes from the NANC IIS Version 3.4.0a:

1.5	References

1.5.1	Standards

ANSI T1.224-1992, Operations, Administration, Maintenance, and Provisioning (OAM&P) - Protocols for Interfaces between Operations Systems in Different Jurisdictions.

ANSI T1.243-1995, Telecommunications, Operations, Administration, Maintenance and Provisioning (OAM&P) - Baseline Security Requirements for the Telecommunications Management Network (TMN).

ANSI T1.246, Operations, Administration, Maintenance and Provisioning (OAM&P) - Information Model and Services for Interfaces between Operations Systems across Jurisdictional Boundaries to Support Configuration Management - Customer Account Record Exchange (CARE).

Bellcore TA- 1253, Generic Requirements for Operations Interfaces Using OSI Tools: Network Element Security Administration.

Committee T1 Technical Report No, 40, Security Requirements for Electronic Bonding Between Two TMNs.

ISO/IEC 11183-1:1992, Information Technology - International Standardized Profiles AOM ln OSI Management - Management Communications - Part 1 Specification of ACSE, Presentation and Session Protocols for the use by ROSE and CMISE.

ISO/IEC 11183-2:1992, Information Technology - International Standardized Profiles AOM ln OSI Management - Management Communications - Part 2: CMISE/ROSE for AOM12 - Enhanced Management Communications.

ISO/IEC 11183-3:1992, Information Technology - International Standardized Profiles AOM ln OSI Management - Management Communications - Part 3: CMISE/ROSE for AOM12 - Basic Management Communications.

ITU X.509, Information Technology - Open Systems Interconnection - The Directory Authentication Framework.

ITU X.690/ISO IS 8825-1 Annex D, ASNI/BER Encoding of Digital Signatures and Encrypted Cyphertext.

ITU X.741, OSI Systems Management, Objects and Attributes for Access Control

ITU X.803, Upper Layers Security Model.

NMF Forum 016, Issue 1.0, 1992, OMNIPoint 1 Specifications and Technical Reports, Application Services Security of Management.

OIW Stable Implementation Agreement, Part 12, 1995.

Rec. M.3100:1992 & 1995 draft, Generic Network Information Model.

Rec. X.701 | ISO/IEC 10040:1992, Information Technology - Open System Interconnection - Common Management Overview.

Rec. X.710 | ISO/IEC 9595:1990, Information Technology - Open System Interconnection - Common Management Information Service Definitions.

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Rec. X.711 | ISO/IEC 9596-1:1991, Information Technology - Open System Interconnection - Common Management Information Protocol - Part 1: Specification.

Rec. X.720 | ISO/IEC 10165-1:1991, Information Technology - Open System Interconnection - Structure of Management Information - Part 1 Management Information Model.

Rec. X.721 | ISO/IEC 10165-2:1992, Information Technology - Open System Interconnection - Structure of Management Information: Guidelines for the Definition of Managed Objects.

Rec. X.722 | ISO/IEC 10165-4:1992, Information Technology - Open System Interconnection - Structure of Management Information: Guidelines for the Definition of Managed Objects.

Rec. X.730 | ISO/10164-1:1992, Information Technology - Open System Interconnection - System Management - Part 1: Object Management Function.

Rec. X.734 | ISO/10164-5:1992, Information Technology - Open System Interconnection - System Management - Part 5: Event Report Management Function.

Rec. X.735 | ISO/10164-6:1992, Information Technology - Open System Interconnection - System Management - Part 6: Log Control Function.

Rec. X.209: 1988, Specification for Basic Encoding Rules for Abstract Syntax Notation One (ANS.1).

Rec. X.690: 1994, ASN.1 Encoding Rules: Specification of Basic Encoding Rules (BER), Canonical Encoding Rules (CER), and Distinguished Encoding Rules (DER).

Rec. X.208: 1988, Specification of Abstract Syntax Notation One (ASN.1).

Rec. X.680 | ISO/IEC 8824-1: 1994, Information Technology - Abstract Syntax Notation One (ASN.1) - Specification of Basic Notation.

Rec. X.680 Amd.1 | ISO/IEC 8824-1 Amd.1, Information Technology - Abstract Syntax Notation One (ASN.1) - Specification of Basic Notation 1 Amendment 1: Rules of Extensibility.

ITU-T Recommendations are available from the US Department of Commerce, National Technical Information Service, 5285 Port Royal Road, Springfield, VA 22161. ISO standard are available from the American National Standards Institute, 11 West 42nd Street, New York, NY 10036.

1.5.2	Related Publications

Illinois Commerce Commission Number Portability Administration Center and Service Management System Request for Proposal (ICC NPAC/SMS RFP), February 6, 1996.

Lockheed Martin Team Response to the Illinois Commerce Commission Number Portability Administration Center and Management System Request for Proposal, March 18, 1996.

Scoggins, Sophia and Tang, Adrian 1992. Open networking with OSI. Englewood Cliffs, NJ, Prentice-Hall.

Stallings, William 1993. SNMP, SNMPv2, and CMIP, The Practical Guide to Network-Management Standards, Reading Massachusetts, Addison-Wesley.

North American Number Council (NANC) Functional Requirements Specification, Number Portability Administration Center (NPAC), Service Management System (SMS), Version 3.4.0fMay 31, 2011.

CTIA Report on Wireless Portability Version 2, July 7, 1998

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Introduction

1.6	Abbreviations/Definitions

A-PDU	Application Protocol Data Unit
ASN.1	Abstract Syntax Notation 1
BER	Basic Encoding Rules
CARE	Customer Account Record Exchange
Central Time (standard/ daylight)	This is the time in the central time zone, which includes daylight savings time. It changes twice a year based on standard time and daylight savings time. The NPAC SMS runs on hardware that uses this time.
CER	Canonical Encoding Rules
CLASS CME	Custom Local Area Signaling Services Conformance Management Entity
CMIP	Common Management Information Protocol
CMISE	Common Management Information Service Element
CNAM	Caller Id with Name
GDMO	Generalized Definitions of Managed Objects
DER	Distinguished Encoding Rules
DES	Data Encryption Standard
FR	Frame Relay
IEC	International Electrotechnical Commission
ISO	International Organization of Standardization
ISVM	Inter-Switch Voice Mail

Local Time

The time zone of the local user. Most time representations in the NPAC OP GUI are represented in the user’s local time zone based on the PC’s clock setting. The time zone label is included in time display in the GUI.

EST for Eastern Time Zone

CST for Central Time Zone

MST for Mountain Time Zone

PST for Pacific Time Zone

LIDB	Line Information Database
LNP	Local Number Portability
LRN	Location Routing Number
LSMS	Local Service Management System
LSPP	Local Service Provider Portability
MAC	Media Access Control
MD5	Message Digest (Version 5)
MIB	Management Information Base
NE	Network Element
NMF	Network Management Forum
NPAC SMS	Number Portability Administration Center and Service Management System
NPA	Numbering Plan Area
NXX	Exchange
OCN OSI	Operating Company Number Open Systems Interconnect
PPP	Point-To-Point Protocol
RFP	Request for Proposal
RSA	Encryption Scheme
SOA	Service Order Activation
SMS	Service Management System
TMN	Telecommunications Management Network
TN	Telephone Number
URI	Uniform Resource Identifier
WSMSC	Wireless Short Message Service Center

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Interface Overview

2	Interface Overview

2.1	Overview

This specification defines the interfaces between the NPAC SMS and the service providers’ Service Order Entry System and Local SMS. The interfaces, defined using the CMIP protocol, are referred to as the SOA to NPAC SMS interface and the NPAC SMS to Local SMS interface respectively. CMISE M-CREATE, M-DELETE, M-SET, M-GET, M-EVENT-REPORT, and M-ACTION primitives are fully supported in a confirmed mode. Thus, the sequencing of operations is implied by the receipt of the confirmation or operation response, and NOT by the sequence that the operation request is received. The relationship from the SOA to the NPAC SMS and from the Local SMS to NPAC SMS is a manager to agent or an agent to manager relationship depending on the function being performed. The SOA and Local SMS interfaces are defined by Association Functions. These functions allow each association to define the services it supports. Association establishment from the SOAs and Local SMSs to the NPAC SMS, Association Function and security for each of these interfaces is discussed in Section 5, Secure Association Establishment.

Note: The M-CANCEL-GET primitive may not be supported in some NPAC SMS implementations due to the fact that this functionality was not determined necessary for the interface defined.

The sections that follow provide an overview of protocol requirements and a brief description of the functionality provided in each interface. Complete functional descriptions for the interfaces are provided in the process flow diagrams in Appendix B, Message Flow Diagrams, as well as the behavior for the managed objects.

The interface between the SOA and the NPAC SMS is called the “SOA to NPAC SMS interface”. The interface between the Local SMS and the NPAC SMS is called the “NPAC SMS to Local SMS interface”. No direction for operations is implied by the names of these interfaces.

All timestamps (GeneralizedTime fields) that are sent over the SOA to NPAC SMS interface and NPAC SMS to Local SMS interface, shall use Greenwich Mean Time (GMT). The universal time format (YYYYMMDDHHMMSS.0Z) is used. The default value is a non-specific format of 00000000000000.0Z.

2.2	OSI Protocol Support

The SOA to NPAC SMS and NPAC SMS to Local SMS interfaces must be implemented over the protocol stack shown in Exhibit 1.

Exhibit 1. NPAC/SMS Primary Network Protocol Stacks

Layer	Mechanized Interface	Function
	CMIP Agent Server	User
7	CMISE, ACSE, ROSE	Application
6	ANSI T1.224	Presentation
5	ANSI T1.224	Session
4	TCP, RFC1006, TPO	Transport
3	IP	Network
2	PPP, MAC, FRAME Relay, ATM (IEEE 802.3)	Link
1	DS-1, DS-0 x n, ISDN, V.34	Physical

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Interface Overview

Multiple associations per service provider to the NPAC SMS can be supported when using different function masks. The secure association establishment is described in Section 5.

2.3	SOA to NPAC SMS Interface

The SOA to NPAC SMS interface, which allows communication between a service provider’s Service Provisioning Operating Systems and/or Gateway systems and the NPAC SMS, supports the retrieval and update of subscription, service provider, and network information. The following transactions occur to support local number portability functionality:

•	SOA requests for subscription administration to the NPAC SMS and responses from the NPAC SMS to the SOA.

•	Audit requests from the SOA to the NPAC SMS and responses from the NPAC SMS to the SOA.

•

Notifications from the NPAC SMS to the SOA of subscription version data and number pool block data changes, needed for concurrence or authorization for number porting, conflict-resolution, cancellation, outage information, customer disconnect dates, or the first use of an NPA-NXX.

•	Network data from the NPAC SMS to SOA.

•	Service provider data administration from the SOA to the NPAC SMS.

•	SOA requests for number pool block administration (creation and modification) to the NPAC SMS and responses from the NPAC SMS to the SOA.

•	SPID Migration data from the NPAC SMS to SOA.

Mapping of this functionality into the CMIP Definitions is provided in Section 4 (see Exhibit 8.) The NPAC SMS currently uses a 32-bit signed integer for the Naming ID Value. ID value interpretation is based on the way an LNP system treats binary integer numbers. Signed interpretation will see negative numbers when the 32nd bit is used. Unsigned interpretation will always see positive numbers.

Binary Numbers	Signed Numbers	Unsigned Numbers
00000000000000000000000000000001	1	1
00000000000000000000000000000010	2	2
00000000000000000000000000000011	3	3
…	…	…
01111111111111111111111111111110	2147483646	2147483646
01111111111111111111111111111111	2147483647	2147483647
	Rollover
10000000000000000000000000000000	-2147483648	2147483648
10000000000000000000000000000001	-2147483647	2147483649
10000000000000000000000000000010	-2147483646	2147483650
10000000000000000000000000000011	-2147483645	2147483651
…	…	…
11111111111111111111111111111101	-3	4294967293
11111111111111111111111111111110	-2	4294967294
11111111111111111111111111111111	-1	4294967295
	Rollover	Rollover
00000000000000000000000000000001	1	1
00000000000000000000000000000010	2	2
00000000000000000000000000000011	3	3

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Interface Overview

It is anticipated that all Service Providers will be able to successfully handle Naming ID Values up to this maximum. With the implementation of NANC 147, record IDs will be automatically rolled over when the ID exhausts the 32-bit values (or prior to for operational considerations). Using a signed interpretation, a “sign” rollover occurs when the ID increments from 31-bit to 32-bit. Due to NPAC operational considerations, a record ID may roll over before it reaches the maximum value. For record IDs that are persistent (e.g., SV ID), an inventory mechanism will be used, such that IDs will be assigned in a non-contiguous sequence. With the inventory feature of the NPAC, IDs may be sent out of order such that large 32-bit values are sent by the NPAC followed by smaller 31-bit values.

2.3.1	Subscription Administration

Service provider subscription administration functionality includes the capability to:

•	Create a subscription version or range of versions

•	Cancel a subscription version

•	Acknowledge cancellation of a subscription version

•	Modify a subscription version or range of versions

•	Retrieve a specific subscription version or range of versions

•	Activate a version or range of versions

•	Disconnect a subscription version or range of versions

•	Place a subscription into conflict

•	Remove a subscription version from conflict

2.3.2	Audit Requests

Audit functionality allows the SOAs to request audits for a subscription version or group of subscription versions based on a Telephone Number (TN) for a specified service provider or all service provider networks. The requesting SOA receives discrepancy reports as they are found in the network. Upon audit completion it receives a notification of the success or failure of the audit and the total number of discrepancies found.

2.3.3	Notifications

SOAs are sent notifications to ensure that they are fully informed of relevant events for their subscriptions. Notification of creation, deletion, or data value changes for subscription versions will be sent to the SOA as they occur. Notification will be sent to the SOA if the service provider has not authorized transfer of service for a TN in the amount of time specified in the “Service Provider Concurrence Interval” defined on the NPAC. This notification will indicate to the service provider that authorization is needed for the pending subscription version. If the service provider has not acknowledged version cancellation within a timeframe specified by the NPAC SMS, notifications will be sent requesting cancellation acknowledgment. The donor service provider SOA is notified of the customer’s disconnect date. SOA systems are also sent notifications to ensure they are aware of planned down time in the NPAC SMS. Notification of data value changes and object creations are sent for number pool block objects.

First usage notifications are also sent to the SOA when the first use of an NPA-NXX occurs from a subscription version or number pool block creation.

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Interface Overview

Each SOA notification is assigned a priority of high, medium, low or none. The category of none indicates that a Service Provider does not want to receive a particular notification. Notifications are then sent in order of priority from high to low.

SOA Service Providers can receive single or range versions of some notifications. If the service provider’s TN Range Notification Indicator is turned OFF in their service provider profile on the NPAC SMS, the following notifications will be sent:

Attribute Value Change for subscriptionVersionNPAC objects

Object Creation for subscriptionVersionNPAC objects

subscriptionVersionCancellationAcknowledgeRequest

subscriptionVersionDonorSP-CustomerDisconnectDate

subscriptionVersionNewSP-CreateRequest

subscriptionVersionNewSP-FinalCreateWindowExpiration

subscriptionVersionOldSP-ConcurrenceRequest

subscriptionVersionOldSPFinalConcurrenceWindowExpiration

subscriptionVersionStatusAttributeValueChange

If the service provider’s TN Range Notification Indicator is turned ON, the following notifications will be sent:

subscriptionVersionRangeAttributeValueChange for subscriptionVersionNPAC objects

subscriptionVersionRangeCancellationAcknowledgeRequest

subscriptionVersionRangeDonorSP-CustomerDisconnectDate

subscriptionVersionRangeNewSP-FinalCreateWindowExpiration

subscriptionVersionRangeNewSP-CreateRequest

subscriptionVersionRangeObjectCreation for subscriptionVersionNPAC objects

subscriptionVersionRangeOldSP-ConcurrenceRequest

subscriptionVersionRangeOldSPFinalConcurrenceWindowExpiration

subscriptionVersionRangeStatusAttributeValueChange

Notifications can be recovered by the SOA from the NPAC SMS. Notifications to be recovered are requested by time range and are recovered in the order the NPAC SMS attempted to sent them. Alternatively, notifications can be recovered using SWIM (Send What I Missed) recovery.

In situations where Subscription Versions are initially created in ranges, then have subsequent activity (modify, activate, disconnect, cancel) performed in singles, TN Range Notifications may changes. Specifically, if subsequent activity on a TN ranges does not equal the initial TN range (subsequent activity is either singles or a subset of the TN range), then initial and final timers (T1, T2) will result in single TN Notifications. TN range requests after the timers would still have the potential to generate TN Range Notifications for Service Providers that support this feature

2.3.4	Service Provider Data Administration

Service providers can use, read, and update their service provider information on the NPAC SMS using the SOA. Service providers can update some information in the service provider profile as well as add and delete their own network data. Changes to network data that result in mass updates are prevented from the SOA to the NPAC. Mass changes must be initiated by the service provider contacting the NPAC personnel directly.

2.3.5	Network Data Download

When network data (NPA-NXX, NPA-NXX-X , Service Provider, or LRN data for service providers) is created, modified, or deleted on the NPAC SMS, the data is

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automatically downloaded from the NPAC SMS to the SOA. The SOA may request that data be recovered using a recovery request that is sent from the SOA to the NPAC SMS. The SOA then receives the data to be recovered in the request response. Network data to be recovered can be requested based on a time range, SWIM data, service provider or all service providers, an NPA-NXX range or all NPA-NXX data, an NPA-NXX-X range or all NPA-NXX-X data, an LRN range or all LRN data, or all network data can be requested. If all network data is specified and the “NPAC Customer SOA NPA-NXX-X Indicator” has been set to TRUE in the service provider’s profile on the NPAC SMS, then NPA-NXX-X object data will be included in the recovery response.

Service providers can also directly read data they wish to download from the NPAC SMS MIB.

2.3.6	Number Pool Block Administration

Number pool blocks are a set of 1000 TNs represented by a 7 digit NPA-NXX-X (i.e. 555-333-1 represents 555-333-1000 through 1999). Service providers can create and modify the number pool blocks for which they are the block holder. Service providers can query all number pool block objects. Only the NPAC Personnel can initiate the removal of a number pool block object.

2.3.7	SPID Migration

Service Providers that support the functionality will receive SPID Migration data over the NPAC SMS to SOA Interface. SPID Migration data is not included in recovery responses.

2.4	NPAC SMS to Local SMS Interface

The NPAC SMS to Local SMS interface is used for communications between a service provider’s Local SMS and the NPAC SMS for support of LNP network element provisioning. The following transactions occur to support Local Number Portability:

•	Subscription version, number pool block and network data from the NPAC SMS to the Local SMS.

•	Service provider data administration from the Local SMS to the NPAC SMS.

•	Notifications from the NPAC SMS to the Local SMS of planned NPAC SMS outages and the first use of a new NPA-NXX.

Mapping of this functionality into the CMIP Definitions is provided in Section 4 (see Exhibit 8.) The NPAC SMS currently uses a 32-bit signed integer for the Naming ID Value. ID value interpretation is based on the way an LNP system treats binary integer numbers. Signed interpretation will see negative numbers when the 32nd bit is used. Unsigned interpretation will always see positive numbers.

Binary Numbers	Signed Numbers	Unsigned Numbers
00000000000000000000000000000001	1	1
00000000000000000000000000000010	2	2
00000000000000000000000000000011	3	3
…	…	…
01111111111111111111111111111110	2147483646	2147483646
01111111111111111111111111111111	2147483647	2147483647
	Rollover
10000000000000000000000000000000	-2147483648	2147483648
10000000000000000000000000000001	-2147483647	2147483649
10000000000000000000000000000010	-2147483646	2147483650
10000000000000000000000000000011	-2147483645	2147483651
…	…	…
11111111111111111111111111111101	-3	4294967293
11111111111111111111111111111110	-2	4294967294
11111111111111111111111111111111	-1	4294967295
	Rollover	Rollover
00000000000000000000000000000001	1	1
00000000000000000000000000000010	2	2
00000000000000000000000000000011	3	3

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It is anticipated that all Service Providers will be able to successfully handle Naming ID Values up to this maximum. With the implementation of NANC 147, record IDs will be automatically rolled over when the ID exhausts the 32-bit values (or prior to for operational considerations). Using a signed interpretation, a “sign” rollover occurs when the ID increments from 31-bit to 32-bit. Due to NPAC operational considerations, a record ID may roll over before it reaches the maximum value. For record IDs that are persistent (e.g., SV ID), an inventory mechanism will be used, such that IDs will be assigned in a non-contiguous sequence. With the inventory feature of the NPAC, IDs may be sent out of order such that large 32-bit values are sent by the NPAC followed by smaller 31-bit values.

2.4.1	Subscription Version, Number Pool Block and Network Data Download

When network data (NPA-NXX, NPA-NXX-X or LRN data for service providers) or subscription data or number pool block data is created, modified, or deleted on the NPAC SMS, the data is automatically downloaded from the NPAC SMS to the Local SMS. The Local SMS may request that data be recovered using a recovery request that is sent from the Local SMS to the NPAC SMS. The Local SMS then receives the data to be recovered in the request response. Subscription data to be recovered can be requested based on time range, SWIM recovery, a TN, or a TN range. If the “NPAC Customer LSMS EDR Indicator” is set to TRUE in the service provider’s profile on the NPAC SMS, only number pool block data will be sent and no subscription versions with LNP type set to ‘pool’ will be sent. Number pool block data to be recovered can be requested by time-range, SWIM recovery, NPA-NXX-X or NPA-NXX-X range. Network data to be recovered can be requested based on a time range, SWIM recovery, service provider or all service providers, an NPA-NXX range or all NPA-NXX data, an NPA-NXX-X range or all NPA-NXX-X data, an LRN range or all LRN data, or all network data can be requested. If all network data is specified and the “NPAC Customer LSMS NPA-NXX-X Indicator” has been set to TRUE in the service provider’s profile on the NPAC SMS, then NPA-NXX-X object data will be included in the recovery response.

Service providers can also directly read data they wish to download from the NPAC SMS MIB.

2.4.2	Service Provider Data Administration

Service providers can use, read, and update their service provider information on the NPAC SMS using the Local SMS to NPAC SMS interface. Service providers can update some information in the service provider profile as well as add and delete their own network data. Changes to network data that result in mass updates are prevented by the NPAC SMS to Local SMS interface. Mass changes must be initiated by the service provider contacting the NPAC personnel directly.

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2.4.3	Notifications

Local SMSs are sent notifications to ensure they are aware of planned down time in the NPAC SMS. Local SMSs are also sent notifications when a new NPA-NXX is to be used for the first time in a subscription version or number pool block by a serviceProvNPA-NXX-X creation.

Notifications can be recovered by the Local SMS from the NPAC SMS. Notifications to be recovered are requested by time range. Alternatively, notifications can be recovered using SWIM recovery.

2.4.4	SPID Migration

Service Providers that support the functionality will receive SPID Migration data over the NPAC SMS to Local SMS Interface. SPID Migration data is not included in recovery responses.

2.5	NPAC and SOA/LSMS Interface Performance

In NPAC Release 3.4, performance requirements were increased for each NPAC region from 4 transactions per second per Service Provider to 7 transactions per second per Service Provider.

An engineering assumption is that Service Providers must support these new performance requirements, such that a Service Provider’s local systems will support the minimum throughput rate with each of a Service Provider’s specific association to NPAC regions. As Service Providers are responsible for their local systems that support their interfaces to the NPAC (SOA, LSMS, and corresponding downstream network elements), each Service Provider should work with their local system vendors to ensure that the Service Provider’s interface solution will adequately support the same industry requirements with the NPAC without impact to other Service Providers in the industry.

It is recommended that each Service Provider spend time working performance requirements with their local system vendors as well as the NPAC vendor.

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3	Hierarchy Diagrams

3.1	Overview

The following five exhibits show the class hierarchy diagram for all managed objects (Exhibit 2), Log Record Objects (Exhibit 3), the Local SMS (Exhibit 4), the NPAC SMS naming hierarchies for the Local SMS (Exhibit 5), the SOA (Exhibit 6.), and the NPAC SMS naming hierarchies for the SOA. (Exhibit 7). These exhibits will help the user gain a better understanding of the structure of the interface definitions provided.

3.1.1	Managed Object Model Inheritance Hierarchy

The Managed Object Model Inheritance Hierarchy shows the inheritance hierarchy used for object definitions in the NPAC SMS to Local SMS and the SOA to NPAC SMS interfaces.

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Managed Object Model Inheritance

top
service Prov Network
service Prov
InpSOA
Inp Local-SMS
Inp Audits
Inp Network
number PoolBlock
number PoolBlock NPAC
Inp NPAC-SMS
subscription Audit
service Prov NPA-NXX
Isms Filter NPA-NXX
InpService Provs
service Prov LRN
Inp Subscriptions
service ProvNPA-NXX-X
subscription Version
subscription Version NPAC

Exhibit 2. The Managed Object Model Inheritance Hierarchy

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3.1.2	Log Record Managed Object Hierarchy

The Log Record Managed Object Hierarchy shows the inheritance hierarchy of the log records used in the NPAC SMS to Local SMS and SOA to NPAC SMS interfaces.

Exhibit 3 . Log Record Managed Object Hierarchy

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3.1.3	NPAC SMS to Local SMS Naming Hierarchy for the NPAC SMS

The NPAC SMS to Local SMS Naming Hierarchy for the NPAC SMS shows the naming hierarchy used in the NPAC SMS to instantiate objects defined in the NPAC SMS to Local SMS interface.

Shaded objects are instantiated at NPAC SMS start-up and are not created via M-CREATE or M-DELETE requests. All other objects are created at start-up from a persistent object store on the NPAC SMS or from actions taken while the NPAC SMS is running.

Each object class belongs to one or more Association Functions. Refer to Section 5.2.1.8, Association Functions.

Exhibit 4. The NPAC SMS to Local SMS Naming Hierarchy for the NPAC SMS.

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3.1.4	NPAC SMS to Local SMS Naming Hierarchy for the Local SMS

The NPAC SMS to Local SMS Naming Hierarchy for Local SMS shows the naming hierarchy used in the Local SMS to instantiate objects defined in the NPAC SMS to Local SMS interface.

Shaded objects are instantiated at Local SMS start-up and are not created via M-CREATE or M-DELETE requests. All other objects are created at start-up from a persistent object store on the Local SMS or from actions taken while the Local SMS is running.

Each object class belongs to one or more Association Functions. Refer to Section 5.2.1.8, Association Functions.

Exhibit 5. The NPAC SMS to Local SMS Naming Hierarchy for the Local SMS.

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3.1.5	SOA to NPAC SMS Naming Hierarchy for the NPAC SMS

The SOA to NPAC SMS Naming Hierarchy for the NPAC SMS shows the naming hierarchy used in the NPAC SMS to instantiate objects defined in the SOA to NPAC SMS interface.

Shaded objects are instantiated at NPAC SMS start-up and are not created via M-CREATE or M-DELETE requests. All other objects are created at start-up from a persistent object store on the NPAC SMS or from actions taken while the NPAC SMS is running.

Each object class belongs to one or more Association Functions. Refer to Section 5.2.1.8, Association Functions.

Exhibit 6. The SOA to NPAC SMS Naming Hierarchy for the NPAC SMS.

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3.1.6	NPAC SMS to SOA Naming Hierarchy for the SOA

The NPAC SMS to SOA Naming Hierarchy for SOA shows the naming hierarchy used in the SOA to instantiate objects defined in the SOA to NPAC SMS interface.

Shaded objects are instantiated at SOA start-up and are not created via M-CREATE or M-DELETE requests. All other objects are created at start-up from a persistent object store on the SOA or from actions taken while the SOA is running.

Each object class belongs to one or more Association Functions. Refer to Section 5.2.1.8, Association Functions.

Exhibit 7. NPA SMS to SOA Naming Hierarchy for the SOA.

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4	Interface Functionality to CMIP Definition Mapping

4.1	Overview

The following tables, Exhibits 8-12, contain the mapping of the interface functionality to managed objects, attributes, actions, and notifications.

4.1.1	Primary NPAC Mechanized Interface Operations

The primary interface functions in support of the NPAC requirements are described in the table below, as well as their corresponding Common Management Information Exchange (CMISE) operation and referenced object type for that operation. This table does not include miscellaneous operations, such as service provider network data querying or downloading, etc. These functions are described in the object behaviors in the GDMO source below.

Exhibit 8. Primary NPAC Mechanized Interface Operations Table

Function	Direction (To/From)	CMIP Operation	Referenced Object Type
Abort/Cancel Audit Request	from SOA	M-DELETE	subscriptionAudit

Audit Complete	to SOA	M-EVENT-REPORT: subscriptionAuditResults	subscriptionAudit

Audit Discrepancy	to SOA	M-EVENT-REPORT: subscriptionAudit-DiscrepancyRpt	subscriptionAudit

Audit Query	from SOA	M-GET	subscriptionAudit

Audit Request SOA	from SOA	M-CREATE	subscriptionAudit

Cancellation Acknowledge-ment	from SOA (new service provider)	M-ACTION: subscriptionVersionNewSP- CancellationAcknowledge	lnpSubscriptions

Cancellation Acknowledg-ment	from SOA (old service provider)	M-ACTION: subscriptionVersionOldSP-CancellationAcknowledge	lnpSubscriptions

Conflict Removal	from SOA (new service provider)	M-ACTION: subscriptionVersionRemoveFromConflict	lnpSubscriptions

Customer Disconnect Date	to SOA	M-EVENT-REPORT: subscriptionVersionDonorSP-CustomerDisconnectDate or subscriptionVersionRangeDonorSP-CustomerDisconnectDate	subscriptionVersionNPAC or lnpSubscriptions

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Function	Direction (To/From)	CMIP Operation	Referenced Object Type
Final Request for Version Create	to SOA (old service provider)	M-EVENT-REPORT: subscriptionVersionOldSPFinalConcurrenceWindowExpiration or subscriptionVersionRangeOldSPFinalConcurrenceWindowExpiration	subscriptionVersionNPAC or lnpSubscriptions

LSMS Filter NPA-NXX Create	from LOCAL SMS or from SOA	M-CREATE	lsmsFilterNPA-NXX

LSMS Filter NPA-NXX Delete	from LOCAL SMS or from SOA	M-DELETE	lsmsFilterNPA-NXX

LSMS Filter NPA-NXX Query	from LOCAL SMS or from SOA	M-GET	lsmsFilterNPA-NXX

Network Data Download	from LOCAL SMS or from SOA	M-ACTION: lnpDownload or M-GET: scoped and filtered for intended serviceProvLRN, serviceProvNPA-NXX serviceProvNPA-NXX-X, service provider attributes	lnpNetwork

Network Data Update	from LOCAL SMS or from SOA	M-CREATE	serviceProvLRN, serviceProvNPA-NXX

NPA-NXX Modify	to LOCAL SMS or to SOA	M-SET	serviceProvNPA-NXX

NPA-NXX-X Create	to LOCAL SMS or to SOA	M-CREATE;	serviceProvNPA-NXX-X

NPA-NXX-X Delete	to LOCAL SMS or to SOA	M-DELETE	serviceProvNPA-NXX-X

NPA-NXX-X Modify	to LOCAL SMS or to SOA	M-SET	serviceProvNPA-NXX-X

New NPA-NXX	to LOCAL SMS or to SOA	M-EVENT-REPORT: subscriptionVersionNewNPA-NXX	SubscriptionVersionNPAC lnpNPAC-SMS

Number Pool Block Change Notification	to SOA	M-EVENT-REPORT attributeValueChange Notification or numberPoolBlockStatusAttributeValueChange Notification	numberPoolBlockNPAC

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Function	Direction (To/From)	CMIP Operation	Referenced Object Type
Number Pool Block Create	from SOA	M-ACTION: numberPoolBlock-Create	lnpSubscriptions

Number Pool Block Create	to LOCAL SMS	M-CREATE: for a single numberPoolBlock	numberPoolBlock

Number Pool Block Modify	from SOA	M-SET: to a single numberPoolBlock	numberPoolBlockNPAC or lnpSubscriptions

Number Pool Block Modify	to LOCAL SMS	MSET: to a single numberPoolBlock or scoped and filtered by NPA-NXX-X range for mass update	numberPoolBlock or lnpSubscriptions

Number Pool Block Delete	to LOCAL SMS	M-DELETE: for a single numberPoolBlock	numberPoolBlock

Number Pool Block Query	from LOCAL SMS or SOA	M-GET: To a single numberPoolBlockNPAC or scoped and filtered for intended numberPoolBlocks	lnpSubscriptions numberPoolBlockNPAC

Number Pool Block Query	to LOCAL SMS	M-GET: scoped and filtered for intended numberPoolBlock	lnpSubscriptions

Notification Recovery	from LOCAL SMS or from SOA	M-ACTION: lnpNotificationRecovery	lnpNPAC-SMS

Recovery Complete	from LOCAL SMS or from SOA	M-ACTION: lnpRecoveryComplete	lnpNPAC-SMS

Request for Cancellation Acknowledg-ment	to SOA	M-EVENT-REPORT: subscription VersionCancellationAcknowledgment Request or subscriptionVersionRangeCancellationAcknowledgeRequest	subscriptionVersionNPAC or lnpSubscriptions

Request for Version Create	to SOA (new service provider)	M-EVENT-REPORT: subscriptionVersionNewSP-Create Request or subscriptionVersionRangeNewSP-CreateRequest	subscriptionVersionNPAC

Request for Version Create	to SOA (old service provider)	M-EVENT-REPORT: subscriptionVersionOldSP-Concurrence Request or subscriptionVersionRangeOldSP-ConcurrenceRequest	subscriptionVersionNPAC or lnpSubscriptions

Service Provider Network Creation	to LOCAL SMS or to SOA	M-CREATE	serviceProvNetwork

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Function	Direction (To/From)	CMIP Operation	Referenced Object Type
Service Provider Network Deletion	to LOCAL SMS or to SOA	M-DELETE	serviceProvNetwork

Service Provider Network Service Provider Name Change	to LOCAL SMS or to SOA	M-SET: serviceProvName	serviceProvNetwork

SPID Migration	from LOCAL SMS or from SOA	M-ACTION: lnpSpidMigration	lnpNetwork

Subscription Version Activate	from SOA	M-ACTION: subscriptionVersionActivate	lnpSubscriptions

Subscription Version Cancel	from SOA	M-ACTION subscriptionVersionCancel	lnpSubscriptions

Subscription Version Change Notification	to SOA	M-EVENT-REPORT: attributeValueChangeNotification and subscriptionVersionStatusAttributeValue Change or subscriptionVersionRangeAttribute ValueChange subscriptionVersionRangeStatusAttribute ValueChange	subscriptionVersionNPAC or lnpSubscriptions

Subscription Version Conflict	from SOA (old service provider)	M-ACTION: subscriptionVersionOldSP-Create setting subscriptionOldSP-Authorization = FALSE	subscriptionVersion

Subscription Version Create	to LOCAL SMS	M-ACTION: subscriptionVersionLocalSMS-Create for multiple creates (i.e., range operations) where the data in the subscription versions is the same M-CREATE: for an individual subscriptionVersion	lnpSubscriptions subscriptionVersion

Subscription Version Create	from SOA	M-ACTION: subscriptionVersionOldSP-Create or subscriptionVersionNewSP-Create	lnpSubscriptions

Subscription Version Delete	to LOCAL SMS	M-DELETE: scoped and filtered for intended subscriptionVersion criteria	subscriptionVersion

Subscription Version Disconnect	from SOA	M-ACTION: subscriptionVersionDisconnect	lnpSubscriptions

Subscription Version Download	to LOCAL SMS	M-ACTION: subscriptionVersionLocalSMS-Create or M-CREATE: for an individual subscriptionVersion	lnpSubscriptions

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Function	Direction (To/From)	CMIP Operation	Referenced Object Type
Subscription Version Download Request	from LOCAL SMS	M-ACTION: lnpDownload or M-GET: scoped and filtered for intended subscriptionVersionNPAC criteria	lnpSubscriptions

Subscription Version Modify	from SOA	M-ACTION: subscriptionVersion Modify or M-SET: on relevant subscriptionVersionNPAC attributes for pending and conflict versions	lnpSubscriptions

Subscription Version Modify	to LOCAL SMS	M-SET: scoped and filtered for intended subscriptionVersion criteria setting relevant attributes	lnpSubscriptions

Subscription Version Query	from SOA from LOCAL SMS	M-GET: scoped and filtered for intended subscriptionVersionNPAC criteria setting relevant attributes	lnpSubscriptions

Subscription Version Query	to LOCAL SMS	M-GET: scoped and filtered for intended subscriptionVersion criteria	lnpSubscriptions

4.1.2	Managed Object Interface Functionality

The table below contains the mapping of the SOA to NPAC SMS and the Local SMS to NPAC SMS managed objects to the interface functionality.

Exhibit 9. Managed Object Interface Functionality Table

Managed Object Name	Interface Functionality Mapping
lnpAudits	Container object used to contain all subscription audit objects on the NPAC SMS and the Local SMS. It is used in the SOA to NPAC SMS interface to support audit functionality.

lnpLocal SMS	Container object used to contain all objects on a Local SMS. It is used in the NPAC SMS to Local SMS interface to support NPAC SMS communication to the service provider Local SMS system.

lnpLogAudit-DiscrepancyRptRecord	Object used to log information from a subscriptionAuditDiscrepancyRpt notification.

lnpLogAuditResultsRecord	Object used to log information from a subscriptionAuditResults notification.

lnpLogCancellation AcknowledgeRequest Record	Object used to log information from a subscriptionVersionCancellationAcknowledgeRequest notification.

lnpLogDonorSP-CustomerDisconnectDate Record	Object used to log information from a subscriptionVersionDonorSP-CustomerDisconnectDate notification.

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Managed Object Name	Interface Functionality Mapping
lnpLogLocalSMS-ActionResultsRecord	Object used to log information from a subscriptionVersionLocalSMS-ActionResults notification.

lnpLogNewNPA-NXXRecord	Object used to log information from a subscriptionVersionNewNPA-NXX notification.

lnpLogNewSP-CreateRequestRecord	Object used to log information from a subscriptionVersionNewSP-CreateRequest notification.

lnpLogNumberPoolBlockStatusAttributeValueChangeRecord	Object used to log information from a numberPoolBlockStatusAttributeValueChange notification.

lnpLogOldSP-ConcurrenceRequestRecord	Object used to log information from a subscriptionVersionOldSP-ConcurrenceRequest notification.

lnpLogOldSP- FinalConcurrenceWindow- Expiration	Object used to log information from a subscriptionVersionOldSPFinalConcurrenceWindowExpiration notification

lnpLogOperational-InformationRecord	Object used to log information from a lnpNPAC-SMS-Operational-Information notification.

lnpLogRangeAttributeValueChangeRecord	Object used to log information from a lnpLogRangeAttributeValueChange notification.

lnpLogRangeObjectCreationRecord	Object used to log information from a lnpLogRangeObjectCreation notification.

lnpLogRangeStatusAttributeValueChangeRecord	Object used to log information from a lnpLogRangeStatusAttributeValueChange notification.

lnpLogRangeDonorSP-CustomerDisconnectDateRecord	Object used to log information from a lnpLogRangeDonorSP-CustomerDisconnectDate notification.

lnpLogRangeCancellationAcknowledgeRecord	Object used to log information from a lnpLogRangeCancellationAcknowledge notification.

lnpLogRangeNewSP-CreateRequestRecord	Object used to log information from a lnpLogRangeNewSP-CreateRequest notification.

lnpLogRangeNewSP-FinalCreateWindowExpirationRecord	Object used to log information from a lnpLogRangeNewSP-FinalCreateWindowExpiration notification.

lnpLogNewSP-FinalCreateWindowExpirationRecord	Object used to log information from a lnpLogNewSP-FinalCreateWindowExpiration notification.

lnpLogRangeOldSP-ConcurrenceRequestRecord	Object used to log information from a lnpLogRangeOldSP-ConcurrenceRequest notification.

lnpLogRangeOldSPFinalConcurrenceWindowExpirationRecord	Object used to log information from a lnpLogRangeOldSPFinalConcurrenceWindowExpiration notification.

lnpLogStatusAttributeValueChangeRecord	Object used to log information from a subscriptionVersionStatusAttributeValueChange notification.

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Managed Object Name	Interface Functionality Mapping
lnpLogHeartbeat-InformationRecord	Object used to log information from a Heartbeat-Information notification.

lnpLogSwimProcessing-RecoveryResultsRecord	Object used to log information from a swimProcessing-RecoveryResults notification.

lnpNetwork	Container object used to contain all service provider network data on the NPAC SMS, SOA, and Local SMS. It is used in the NPAC SMS to Local SMS and SOA to NPAC SMS interfaces to support downloading of network data to the Local SMS and/or SOA and the functionality that allows service providers to create/delete their network data on the NPAC SMS; it is also used to send SPID Migration data to Service Providers that support the information over the interface.

lnpNPAC-SMS	Container object used to contain all objects on a NPAC SMS. It is used in the NPAC SMS to Local SMS and SOA to NPAC SMS interfaces to support NPAC SMS communication from the service provider Local SMS and the SOA systems.

lnpServiceProvs	Container object used to contain all service provider data on the NPAC SMS. It is used in the NPAC SMS to Local SMS interface and SOA to NPAC SMS interface to support retrieving of service provider data by the Local SMS and/or SOA and the functionality that allows service providers to update their service provider data on the NPAC SMS. Service providers can only retrieve their service provider data.

lnpSOA	Container object used to contain all objects on a SOA It is used in the SOA to NPAC SMS interface to support NPAC SMS communication to the service provider SOA system.

lnpSubscriptions	Container object used to contain all subscription versions and number pool blocks on the NPAC SMS and the Local SMS. It is used in the NPAC SMS to Local SMS and SOA to NPAC SMS interfaces to support query of subscription and number pool block data on the NPAC SMS and downloading of subscription and number pool block data to the Local SMS.

lsmsFilterNPA-NXX	Object used to represent the NPA-NXX values for which a service provider does not want to be informed of subscription version broadcasts.

numberPoolBlock

Object used to represent a number pool block on the Local SMS. These objects are used to support number pool block download from the NPAC SMS to the EDR Local SMS using the NPAC SMS to Local SMS interface.

Local SMS may support this object by setting the “NPAC Customer LSMS EDR Indicator” to TRUE in their service provider profile on the NPAC SMS.

numberPoolBlockNPAC	Object used to represent a number pool block on the NPAC SMS. These objects are used to support number pool block administration from the SOA using the SOA to NPAC SMS interface. Capability is provided to the SOA for creation and modification. The NPAC SMS can create, modify and delete.

serviceProv	Object used to represent a service provider and its associated data on the NPAC SMS. These objects are used in the NPAC SMS to Local SMS and SOA to NPAC SMS interfaces to support retrieving of service provider data and the functionality that allows service providers to update their service provider data on the NPAC SMS except serviceProvId and serviceProvType. Service providers can only retrieve their service provider data.

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Managed Object Name	Interface Functionality Mapping
serviceProvLRN	Object used to represent an LRN associated with a service provider on the NPAC SMS, SOA, or Local SMS. These objects are used to support downloading of network LRN data to the Local SMS and/or SOA and the functionality that allows service providers to create/delete their own network LRN data. The service provider will have to add a new object and delete the old one to modify the data.

serviceProvNetwork	Container object used to contain network data for a service provider on the NPAC SMS, SOA or Local SMS. It is used in the NPAC SMS to Local SMS and SOA to NPAC SMS interfaces to support downloading of network data to the Local SMS and the functionality that allows service providers to update their network data on the NPAC SMS.

serviceProvNPA-NXX	Object used to represent an NPA-NXX associated with a service provider on the NPAC SMS, SOA or Local SMS. These objects are used to support downloading of network NPA-NXX data to the Local SMS and/or SOA and the functionality that allows service providers to create/delete their own network NPA-NXX data. NPA splits are supported only through direct contact with NPAC personnel. NPA-NXX Effective Date modification is supported only through direct contact with NPAC personnel.

serviceProvNPA-NXX-X

Object used to represent an NPA-NXX-X associated with a service provider on the NPAC SMS, SOA or Local SMS. These objects are used in number pooling to support downloading of network NPA-NXX-X data to the Local SMS or SOA. Only the NPAC SMS is allowed to create, delete and modify a service provider’s NPA-NXX-X data.

Local SMS may support this object by setting the “NPAC Customer LSMS NPA-NXX-X Indicator” to TRUE in their service provider profile on the NPAC SMS.

SOA may support this object by setting the “NPAC Customer SOA NPA-NXX-X Indicator” to TRUE in their service provider profile on the NPAC SMS.

subscriptionAudit	Object used to represent a subscription audit request on the NPAC SMS. These objects are used to support subscription audit requests from the SOA to the NPAC SMS using the SOA to NPAC SMS interface. The object supports notifications for audit discrepancies found and audit completion results. If the subscription version LNP type is equal to ‘pool’, the appropriate number pool block will also be audited.

subscriptionVersion	Object used to represent a subscription version on the Local SMS. These objects are used to support subscription version download from the NPAC SMS to the Local SMS using the NPAC SMS to Local SMS interface

subscriptionVersionNPAC	Object used to represent a subscription version on the NPAC SMS. These objects are used to support subscription administration from the SOA using the SOA to NPAC SMS interface. Capability is provided for version creation, activation, modification, cancellation, disconnect, and query.

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4.1.3	Action Interface Functionality

The table below contains the mapping of the SOA to NPAC SMS and the Local SMS to NPAC SMS actions to the interface functionality.

Exhibit 10. The Action Interface Functionality Table

Action Name	Interface Requirements Mapping
lnpDownload	This action is used to support the downloading of subscription, number pool block and network data to the Local SMS from the NPAC SMS. It also supports the downloading of network data to the SOA from the NPAC SMS.

lnpRecoveryComplete	This action is used to specify the system has recovered from down time and the transactions performed since the association establishment can now be sent to the Local SMS from the NPAC SMS using the Local SMS to NPAC SMS interface or the SOA from the NPAC SMS using the SOA to NPAC SMS interface.

lnpNotificationRecovery	This action is used to support the downloading of notification data to the SOA and/or Local SMS from the NPAC SMS.

lnpSpidMigration	This action is used to support the downloading of SPID Migration data to the Local SMS from the NPAC SMS. It also supports the downloading of SPID Migration data to the SOA from the NPAC SMS.

numberPoolBlock-Create	This action is used to support creation of the number pool block object by the block holder service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionActivate	This action is used to support subscription version activation by the new service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionCancel	This action is used to support subscription version cancellation by a service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionDisconnect	This action is used to support subscription version disconnection by the current service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionLocalSMS-Create	This action can be used by the NPAC SMS to create multiple subscription versions via the Local SMS to NPAC SMS interface.

subscriptionVersionModify	This action is used to support subscription version modification by a service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionNewSP-CancellationAcknowledge	This action is used to support the acknowledgment of subscription versions with a status of cancel-pending by the old service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionNewSP-Create	This action is used to support subscription version creation by the new service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersionOldSP-CancellationAcknowledge	This action is used to support the acknowledgment of subscription versions with a status of cancel-pending by the old service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

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Action Name	Interface Requirements Mapping
subscriptionVersionOldSP-Create	This action is used to support subscription version creation by the old service provider from the SOA to the NPAC SMS using the SOA to NPAC SMS interface.

subscriptionVersion RemoveFromConflict	This action is used on the NPAC SMS via the SOA to NPAC SMS interface to set the subscription version status from conflict to pending.

lnpNotificationRecovery	This action is used on the NPAC SMS via the SOA to NPAC SMS or Local SMS to NPAC SMS interface to recover notifications.

subscriptionVersionActivateWithErrorCode	This action is used on the SOA to NPAC SMS interface by the new service provider to activate a subscription version id, TN or range of TNs via the SOA to NPAC SMS interface. This action’s reply contains an optional error code to be returned if the action is not successful.

subscriptionVersionCancelWithErrorCode	The action issued on the SOA to NPAC SMS interface by the SOA to cancel a subscription version. This action’s reply contains an optional error code to be returned if the action is not successful.

subscriptionVersionNewSP-CancellationAcknowledgeWithErrorCode	This action is used on the SOA to NPAC SMS interface by the new service provider to acknowledge cancellation of a subscriptionVersionNPAC with a status of cancel-pending. This action’s reply contains an optional error code to be returned if the action is not successful.

subscriptionVersionRemoveFromConflictWithErrorCode	This action used on the SOA to NPAC SMS interface by either the old or new service provider to set the subscription version status from conflict to pending. This action’s reply contains an optional error code to be returned if the action is not successful.

subscriptionVersionOldSP-CancellationAcknowledgeWithErrorCode	This action is used on the SOA to NPAC SMS interface by the old service provider to acknowledge cancellation of a subscriptionVersionNPAC with a status of cancel-pending. This action’s reply contains an optional error code to be returned if the action is not successful.

4.1.4	Notification Interface Functionality

The table below contains the mapping of the SOA to NPAC SMS and the Local SMS to NPAC SMS notifications to the interface functionality.

Exhibit 11. The Notification Interface Functionality Table

Notification Name	Interface Requirements Mapping
lnpNPAC-SMS-Operational-Information	This notification is used to support the reporting of NPAC SMS scheduled down time. This notification can be issued from the lnpNPAC-SMS object on the NPAC SMS to a SOA via the SOA to NPAC SMS interface or from the NPAC SMS to the Local SMS via the NPAC SMS to Local SMS interface.

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Notification Name	Interface Requirements Mapping
numberPoolBlockStatusAttributeValueChange	This notification is issued when the number pool block status is modified and can contain the number pool block status and failed service provider list. This notification is issued over the NPAC SMS to SOA interface from the numberPoolBlockNPAC object.

subscriptionAuditDiscrepancyRpt	This notification is used to support the reporting of audit discrepancies found during audit processing. This notification can be issued from an audit object on the NPAC SMS to a SOA via the SOA to NPAC SMS interface.

subscriptionAuditResults	This notification is used to support the reporting of audit processing results. This notification can be issued from an audit object on the NPAC SMS to a SOA via the SOA to NPAC SMS interface.

subscriptionVersionCancellationAcknowledgeRequest or subscriptionVersionRangeNewSP-CancellationAcknowledge

This notification is issued to new and old service providers to request that a cancellation acknowledgment be sent for a subscription version in a cancel-pending state. This notification is issued via the SOA to NPAC SMS interface if the service provider fails to acknowledge the cancellation after a tunable amount of time specified in the NPAC SMS.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionDonorSP-CustomerDisconnectDate or subscriptionVersionRangeDonorSP-CustomerDisconnectDate

This notification informs the donor service provider SOA that a subscription version is being disconnected. This notification is issued from the NPAC SMS to a SOA via the SOA to NPAC SMS interface.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionLocalSMS-ActionResults	This notification contains the results of a subscriptionVersionLocalSMS-Create action once all the create requests have been attempted. It is issued from the Local SMS to the NPAC SMS via the NPAC SMS to Local SMS interface.

subscriptionVersionNew-NPA-NXX	This notification informs the Local SMS or SOA of a pending subscription version or new number pool block involving the first use of an NPA-NXX.

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Notification Name	Interface Requirements Mapping
subscriptionVersionNewSP-CreateRequest or subscriptionVersionRangeNewSP-CreateRequest

This notification is issued to the new service provider to request that a create request be sent for the subscription version created by the old service provider to provide authorization and/or porting information. This notification is issued via the SOA to NPAC SMS interface if the new service provider failed to authorize porting of a number after a tunable amount of time specified in the NPAC SMS.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionNewSPFinalCreateWindow Expiration or subscriptionVersionRangeNewSPFinalCreateWindowExpiration

This notification is issued to the new and old service provider, if they support the Final Create Window Expiration Notification in their Service Provider profile, to inform them of the expiration of the Final Concurrence Window on the NPAC SMS. This notification is issued from the NPAC SMS to the SOA via the SOA to NPAC SMS interface.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionOldSP-ConcurrenceRequest or subscriptionVersionRangeOldSP-ConcurrenceRequest

This notification is issued to the old service provider to request that a create request be sent for the subscription version created by the new service provider to provide concurrence for porting. This notification is issued via the SOA to NPAC SMS interface if the old service provider failed to authorize porting of a number after a tunable amount of time specified in the NPAC SMS.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValue Change

This notification is issued when the subscription version status is modified. This notification is issued from the NPAC SMS to the SOA via the SOA to NPAC SMS interface.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionOldSPFinalConcurrenceWindow Expiration or subscriptionVersionRangeOldSPFinalConcurrence WindowExpiration

This notification is issued to the old service provider to request for a final time that a create request be sent for the subscription version created by the new service provider to provide concurrence for porting. This notification is issued via the SOA to NPAC SMS interface if the old service provider failed to authorize porting of a number after a tunable amount of time.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

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Notification Name	Interface Requirements Mapping

subscriptionVersionRangeAttributeValueChange

This notification or the Attribute Value Change notification is sent when specified attributes have been updated. This notification is issued via the SOA to NPAC SMS interface.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

subscriptionVersionRangeObjectCreation

This notification or the object creation notification is sent when a subscriptionVersionNPAC object has been created. This notification is issued via the SOA to NPAC SMS interface.

The NPAC SMS sends the appropriate notification depending upon the Service Provider’s TN Range Notification Indicator.

ApplicationLevelHeartBeat

This notification implements a SOA or LSMS Application Level Heartbeat function. With this functionality the NPAC SMS will send a periodic Heartbeat message when a quiet period between the SOA/LSMS and the NPAC SMS exceeds the tunable value.

This notification is prioritized and transmitted according to its SOA Notification Priority tunable in the NPAC SMS when sent over the NPAC SMS to SOA interface.

Optionally, this notification may also be implemented on the SOA or Local SMS. With this functionality the SOA/Local SMS will send a periodic Heartbeat message when a quiet period between the SOA/Local SMS and the NPAC SMS exceeds the tunable value.

This notification can be issued via the NPAC SMS to SOA and NPAC SMS to Local SMS interfaces. Optionally, this notification can also be issued via the SOA to NPAC SMS and LSMS to NPAC SMS interfaces.

swimProcessing-RecoveryResults

This notification contains the recovery results of a SWIM lnpDownload action or SWIM lnpNotificationRecovery action from a SOA/LSMS.

This notification is issued via the SOA to NPAC SMS interface and the Local SMS to NPAC SMS interface.

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4.2	Scoping and Filtering Support

The following section defines the scoping and filtering support for both the SOA to NPAC SMS interface and LSMS to NPAC SMS interface.

4.2.1	Scoping

The NPAC SMS to Local SMS or SOA to NPAC SMS interfaces do not support scoping of CMIP operations of any type by the LSMS or SOA for the following objects:

•	root

•	lnpLocal-SMS

•	lnpNetwork

•	any object with an “empty” filter

NPAC SMS is not required to support Scope other than baseObject Scope for CMIP operations that specify baseManagedObjectClass of one of the following:

•	lnpNPAC-SMS

•	lnpServiceProvs

Scoped operations for subscriptionVersions or numberPoolBlocks to the LSMS must be supported on the baseObject (level 0) or from the lnpSubscriptions object with a non-empty filter.

The limit in scoping and functionality prevents the NPAC, SOA, and the LSMS systems from having to implement functionality or respond to large requests that are not necessary to support LNP over the mechanized interfaces.

4.2.2	Filtering

Filtering on the NPAC SMS is supported as defined in the GDMO. The NPAC SMS requires the Local SMS to support at a minimum the filter criteria specified below.

Limitations:

•	OR and NOT filter support is not required for the Local SMS or SOA.

•	NOT filter support is not required for the NPAC SMS.

•

Filtering requests with a scope will not be issued to the Local SMS or SOA by the NPAC SMS for any object other than the subscriptionVersion and numberPoolBlock objects. No query will be used that requests both subscription versions and number pool blocks at the same time.

•	All authorization rules apply to scoped and filtered operations. For example, a query for data that a service provider is not authorized to view will be failed with a reason of access denied.

•	CMISSync is not supported for any scoped/filtered CMIP operation.

The following table shows the CMISE primitive filtering support required of the Local SMS by the NPAC SMS.

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Exhibit 12 - CMISE Primitive Filtering Support for Local System Objects

CMISE Primitives	Filter Supported	Notes

M-ACTION	N	No filtering is applied to the actions for the subscriptionVersion object.

M-GET	Y

TN Query with greaterOrEqual and lessOrEqual, and equality must be supported for auditing.

The fields used with greaterOrEqual and lessOrEqual filters are subscriptionTN and subscriptionActivationTimeStamp.

The field used with equality is subscriptionTN.

Filters supported contain either a greaterOrEqual and lessOrEqual filter, or equality filter, for subscriptionTN only or a more complex filter.

The more complex filter uses two criteria for filtering. The first criteria used is greaterOrEqual and lessOrEqual filters with subscriptionTN. The second criteria uses greaterOrEqual and lessOrEqual filters for subscriptionActivationTimeStamp. Both criteria must be matched for the data being queried (logical “and”).

The scope for the filters is level 1 only with a base managed object class of lnpSubscriptions.

Number Pool Block Query with greaterOrEqual and lessOrEqual, and equality for EDR support.

The fields used with greaterOrEqual and lessOrEqual filters are numberPoolBlockNPA-NXX-X and numberPoolBlockActivationTimeStamp.

The field used with equality is numberPoolBlockNPA-NXX-X.

Filters supported contain either a greaterOrEqual and lessOrEqual filter, or equality filter, for numberPoolBlockNPA-NXX-X only or a more complex filter.

The more complex filter uses two criteria for filtering. The first criteria used is equality filter with numberPoolBlockNPA-NXX-X. The second criteria uses greaterOrEqual and lessOrEqual filters for numberPoolBlockActivationTimeStamp. Both criteria must be matched for the data being queried (logical “and”).

The scope for the filters is level 1 only with a base managed object class of lnpSubscriptions.

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CMISE Primitives	Filter Supported	Notes

M-SET	Y

TN Modify with greaterOrEqual and lessOrEqual, and equality must be supported for Mass Update or TN range modify requests.

The field used with greaterOrEqual and lessOrEqual filters is subscriptionTN.

The fields used with equality are subscriptionTN and subscriptionNewCurrentSP.

Filters supported contain either a greaterOrEqual and lessOrEqual filter, or equality filter, for subscriptionTN only, or a more complex filter.

In the case of Modification of TNs for non-EDR number pool block the filter is more complex and uses two criteria for modification. The first criteria uses the subscriptionNewCurrentSP field with equality. The second criteria uses lessOrEqual and greaterOrEqual for subscriptionTN. Both criteria must be matched for the data being set (logical “and”). Additionally, a filter for LNP Type equal to ‘pool’ may be used.

The scope for the filters is level 1 only with a base managed object class of lnpSubscriptions.

Number Pool Block Modify with greaterOrEqual and lessOrEqual, and equality for EDR support.

The field used with greaterOrEqual and lessOrEqual is numberPoolBlockNPA-NXX-X.

The field used with equality is numberPoolBlockNPA-NXX-X.

The scope for the filters is level 1 only with a base managed object class of lnpSubscriptions.

M-DELETE	Y

TN Delete with greaterOrEqual and lessOrEqual, and equality will be supported.

The field used with greaterOrEqual and lessOrEqual filters is subscriptionTN.

The field used with equality is subscriptionTN.

The scope for the filter is level 1 only with a base managed object class of lnpSubscriptions.

In the case of Deletion of TNs for non-EDR number pool block the filter is more complex and uses two criteria for deletion. The first criteria uses the subscriptionNewCurrentSP field with equality. The second criteria uses lessOrEqual and greaterOrEqual for subscriptionTN. Both criteria must be matched for the data being set (logical “and”). Additionally, a filter for LNP Type equal to ‘pool’ may be used.

4.2.3	Action Scoping and Filtering Support

For messages sent to any object, the scope and filter will be checked to ensure it is appropriate for that object class.

•	All M-ACTIONs that relate to subscriptions and number pool blocks are targeted to lnpSubscriptions.

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•	The ONLY filters allowed by the GDMO for lnpSubscriptions are “equality” and “present” for the single attribute lnpSubscriptionsName.

•	If any one of the above M-ACTIONs is sent to a subscriptionVerisonNPAC or numberPoolBlockNPAC object you will get a “no such action” error response from that object.

•

If you send a scoped/filtered M-ACTION whose scope includes objects of class subscriptionVersionNPAC or numberPoolBlockNPAC, you will receive an error “no such action” from each object specified by the filter.

4.3	lnpLocal-SMS-Name and lnpNPAC-SMS-Name Values

The following table (Exhibit 13) shows the values to be used for all currently identified NPAC regions for lnpNPAC-SMS-Name in the lnpNPAC-SMS object. The lnpLocal-SMS-Name for the lnpLocal-SMS object will be the service provider ID followed by a dash and the lnpNPA-SMS Name (e.g., 9999-Midwest Regional NPAC SMS).

Exhibit 13 - Defined lnpLocal-SMS-Name and lnpNPAC-SMS-Name Values

NPAC Customer Ids	NPAC SMS Region	lnpNPAC-SMS-Name
0000	Midwest	Midwest Regional NPAC SMS
0001	Mid-Atlantic	Mid-Atlantic Regional NPAC SMS
0002	Northeast	Northeast Regional NPAC SMS
0003	Southeast	Southeast Regional NPAC SMS
0004	Southwest	Southwest Regional NPAC SMS
0005	Western	West Regional NPAC SMS
0006	West Coast	West Coast Regional NPAC SMS
0007	Canada	Region8 NPAC Canada

4.4	OID Usage Information

4.4.1	OIDs Used for Bind Requests

Value	OID
CMIPUserInfo	2:1:1 (per standards and pp.49 IIS1.5)
CMIPAbortInfo	2:1:1(per standards and pp.51 IIS1.5)
LnpAccessControl	{lnp-attribute 1} = 1:3:6:1:4:1:103:7:0:0:2:1
UserInfo (NpacAssociationInfo)	1:3:6:1:4:1:103:7:0:0:2:105
Application context	2:9:0:0:2 (per standards)

4.4.2	Other OIDs of Interest

Value	OID
AccessControl OID as part of a SMI notification	1:3:6:1:4:1:103:7:0:0:8:1
AccessControl as part of LNP notifications	{lnp-attribute 1} = 1:3:6:1:4:1:103:7:0:0:2:1

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4.5	Naming Attributes

Non-zero values are not supported in the auto-instance naming attributes for Local Number Portability objects defined in the IIS.

4.6	Subscription Version M_DELETE Messages

M_DELETE commands are not sent for subscription versions set to old as a result of subsequent porting activity. M_DELETEs for subscription versions are only sent as a result of disconnect or port to original processing. Local SMS systems are responsible for deletion of the subscription versions in their Local SMS database due to the fact that some LSMS implementations may choose to retain old subscription versions in their database.

4.7	Number Pool Block M_DELETE Messages

M_DELETE commands are not sent for number pool blocks set to old as a result of subsequent porting activity. M_DELETEs for number pool blocks are only sent as a result of de-pool. Local SMS systems are responsible for deletion of the number pool blocks in their Local SMS database due to the fact that some LSMS implementations may choose to retain old number pool blocks in their database.

4.8	Subscription Version Queries

For Service Providers that support the enhanced SV Query functionality (Service Provider SV Query Indicator tunable parameter set to TRUE), the behavior is defined in this section.

If a subscription version query is requested by the SOA/LSMS, and the results are larger than the Maximum Subscription Query tunable value, the NPAC SMS will return subscription versions up to that max value. The SOA/LSMS would accept this message, then use it’s contents to send another query to the NPAC SMS, starting with the next TN, and so on until all SVs are returned to the SOA/LSMS. It will be up to the SOA/LSMS to manage the data returned from the NPAC SMS and determine the next request to send to the NPAC SMS in order to get the next set of subscription versions.

The NPAC SMS will continue to return subscription versions that meet the selection criteria. However, the NPAC SMS will not return a “count” to the SOA/LSMS for number of records that match the selection criteria. Service providers should modify their systems to support the following subscription version query operations to the NPAC SMS:

1.	When data is returned from a subscription version query and there are exactly n (tunable) records returned, the SP must assume that they didn’t get all the data from their query.

2.	After processing the first n records, they should send a new query that picks up where the data from the prior query ended.

3.	The subscription version data returned from the NPAC SMS for subscription version queries will be sorted by TN and then by subscription version ID so a filter can be created to pick up where the prior query ended.

4.	For example, if a SOA query to the NPAC SMS returns exactly 150 records and the last subscription version returned was TN ‘303-555-0150’ with subscription version ID of 1234. The filter used on the next query would be: All subscription versions where ((TN >= 303-555-0151) OR (TN = 303-555-0150 AND subscription version ID >= 1235).The NPAC SMS does support OR filters.

5.	Once the results from the NPAC SMS returns less than 150 records, the SP can assume they received all records in the requested query.

Note: In this situation the NPAC SMS follows the linked replies for the subscription query results with an empty reply (this is an indication that the NPAC SMS is finished sending data for this request.

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As an example, a Service Provider’s SOA sends a Subscription Version query to the NPAC SMS, There are 225 Subscription Versions that meet the selection criteria. Assuming the Maximum Subscription Query tunable value is set to 150 Subscription Versions, the SOA would receive data from the NPAC SMS in the form of 150 Subscription Versions in 150 linked replies (1 SV per linked reply) followed by a reply (for a total of 151 linked replies). The SOA would then send another query based on the algorithm described above. The SOA would then receive data from the NPAC SMS in the form of 75 Subscription Versions in 75 linked replies (1 SV per linked reply) followed by a reply (for a total of 76 linked replies).

Note: In this situation the NPAC SMS follows the linked replies for the subscription query results with an empty reply (this is an indication that the NPAC SMS is finished sending data for this request).

For Service Providers that DO NOT support the enhanced SV Query functionality (Service Provider SV Query Indicator tunable parameter set to FALSE), a complexityLimitation error is returned when the number of SVs in a query response exceed the Maximum Subscription Query tunable value.

4.9	NPAC Rules for Handling of Optional Data Fields:

Information is provided on how the NPAC handles the XML string as well as how providers system should deal with Activate and Modify downloads that contain XML optionalData strings. Disconnects are not covered here because they don’t contain XML strings.

•	Activate - String contains only those fields supported by the provider and specified in the create request.

•	Provider systems should store the fields specified in the message.

•	Modify - String contains only those fields supported by the provider and were modified in the modify request.

•	If the modify removed a value from an optional field, it is included in the string with a value of nil.

•	Provider systems should modify only the fields specified in the message. Any other optional fields should be retained.

•	Audit - String is included only if there was at least one discrepancy in the fields supported by the provider.

•	Only the OptionalData attribute/parameters supported by an LSMS are audited.

•	Only the OptionalData attribute/parameters supported by the auditing SOA are returned to the SOA in the discrepancy notifications

•

Audit discrepancy reports contain well formed XML strings (i.e., parse-able) representing the discrepant fields. Fields that are not discrepant will not be included. The SOA needs to parse the XML strings be able to act on the discrepancies.

•	For Modify downloads that result from an Audit:

•

String contains all fields supported by the provider, regardless of whether or not that individual field was discrepant, and regardless of whether or not the NPAC’s subscription version has values for those fields.

•	Fields not supported by the provider are omitted even if they were returned in the Audit query response from the LSMS.

•	Fields supported by the provider but not present in the NPAC’s subscription version are included with a value of nil.

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•	Provider systems should store the fields as specified above for Activate or Modify downloads.

•	Time Based Recovery – Same as Activate.

•	Provider systems should replace all fields with those in the recovery message, including removal of optional fields not provided in the recovery message.

•	SWIM Recovery – Individual operations are recovered.

•	Provider systems should store the fields as specified above for Activate or Modify operations.

•	Notifications –

•	For a create notification (Number Pool Block only), string contains only fields supported by the provider and specified in the create request.

•	For an AVC (Number Pool Block only), string contains only those fields supported by the provider that were modified. If a supported field is removed, it is included in the string with a value of nil.

•	BDD - Each field supported by the provider has a position in the BDD record.

•	For fields supported by the provider but not present in the NPAC’s subscription version, the field is included in the string with an empty value (two adjacent pipe characters).

•	For fields not supported by the provider, no field placeholder is included in the string (no adjacent pipe characters).

•	Provider systems should replace all fields with those in the BDD.

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5	Secure Association Establishment

5.1	Overview

This section describes the security, the association management and recovery procedures for the service provider SOAs and Local SMSs to follow, and how error information will be passed between interfaces.

The first section describes the security and authentication procedures used in the NPAC SMS interface. The second section describes the NPAC SMS’s behavior and error handling and suggests how a service provider SOA or Local SMS should proceed when establishing an association.

5.2	Security

This section describes the security processes and procedures necessary for service provider SOA systems and Local SMSs to establish a secure association and maintain secure communication with the NPAC SMS. Security threats to the NPAC SMS include:

•	Spoofing - An intruder may masquerade as either the SOA, Local SMS, or NPAC SMS to falsely report information.

•	Message Tampering - An intruder may modify, delete, or create messages passed.

•	Denial or Disruption of Service - An intruder may cause denial or disruption of service by generating or modifying messages.

•	Diversion of Resources - An intruder may generate or modify messages that cause resources to be diverted to unnecessary tasks.

•	Slamming - An intruder may generate or modify messages that cause customer’s service to be moved between service providers.

Security threats are prevented in the NPAC SMS by use of the following methods:

•	Strong two way authentication at association.

•	Insuring data integrity by detection of replay, deletion, or modification to a message.

•	Insuring non-repudiation of data by guaranteeing integrity and supporting data origination authentication for each incoming message.

•	Implementation of access control and application level security that allows only authorized parties to cause changes to the NPAC SMS database.

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5.2.1	Authentication and Access Control Information

The following access control information definition will be used in the AccessControl field of the association and CMIP PDUs to ensure a secure communication for both the SOA to NPAC SMS interface and the NPAC SMS to Local SMS interface:

LnpAccessControl ::= SEQUENCE {
systemId	[0]	SystemID,
systemType	[1]	SystemType,
userId	[2]	GraphicString60 OPTIONAL,
listId	[3]	INTEGER,
keyId	[4]	INTEGER,
cmipDepartureTime	[5]	GeneralizedTime,
sequenceNumber	[6]	INTEGER (0...4294967295),
function	[7]	AssociationFunction,
recoveryMode	[8]	BOOLEAN signature
signature	[9]	BIT STRING

}

ServiceProvId ::= GraphicFixedString4

SystemID ::= CHOICE {
serviceProvID [0] ServiceProvId, npac-sms [1] GraphicString60

}

SystemType ::= ENUMERATED {
soa(0), local-sms(1),
soa-and-local-sms(2),		-- value not supported

npac-sms(3)		-- value is only valid for AccessControl definition

}

AssociationFunction ::= SEQUENCE {
soaUnits [0] SoaUnits, lsmsUnits [1] LSMSUnits

}

SoaUnits ::= SEQUENCE {
soaMgmt [0] NULL OPTIONAL, networkDataMgmt [1] NULL OPTIONAL, dataDownload [2] NULL OPTIONAL notificationDownload [3] NULL OPTIONAL

}

LSMSUnits ::= SEQUENCE {
dataDownload [0] NULL OPTIONAL, networkDataMgmt [1] NULL OPTIONAL, query [2] NULL OPTIONAL

}

Exhibit 4. Access Control

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5.2.1.1	System Id

The system Id is the unique Id for the system using an interoperable interface and must be specified in the systemId field. For a service provider using the SOA and/or Local SMS interfaces, this is the Service Provider ID. For the NPAC SMS, it is the unique identifier for the regional SMS.

In cases where a service provider is providing SOA services for an associated service provider, the primary service provider must establish the association with their System Id set to their primary Service Provider ID. PDUs that are subsequently sent to the NPAC SMS may contain the primary or associated Service Provider Ids of the requesting service provider. Associated Service Provider Ids are sent in the System Id when actions are being taken on behalf of an associated service provider by the service provider providing SOA services (the primary service provider). The Service Provider ID specified in the access control for PDUs sent after association establishment, whether it’s the primary or secondary Service Provider ID, is considered the requesting service provider and all validations will use this Service Provider ID.

5.2.1.2	System Type

The system type that indicates the type of system using the interoperable interface must be specified in the systemType field. The valid types are SOA and/or Local SMS and NPAC SMS.

5.2.1.3	User Id

The user Id of the user of the interface can optionally be specified in the userId field for the SOA interface. This is the 60 character graphics string user identifier for a user on a SOA system. It is not validated on the NPAC SMS, however, it is used for logging purposes.

5.2.1.4	List Id

The list Id must be specified as an integer in the listId field to identify a key list. This key list is one of the key lists exchanged outside of the interface process that is known to both the NPAC SMS and the Local SMS or SOA system it is communicating with.

NPAC key lists and service provider key lists are to be managed based upon service provider id and presentations layer address (P-selector) of the service provider’s SOA system and/or Local SMS system. Also, a given service provider id and P-selector value can exist for one or more Network Service Access Points (NSAP).

The NPAC SMS must generate and maintain NPAC key lists based upon the service provider’s service provider id and P-selector value of the system(s) that support its SOA and LSMS interfaces. In addition, service providers(SOA systems and Local SMS systems) must also manage the NPAC’s key lists. Each side of the interface must support multiple NPAC key lists per service provider id and P-selector value.

Service providers (SOA system and Local SMS system) must generate and maintain key lists based upon the service provider’s service provider id and P-selector value of the system(s) that support its SOA and LSMS interfaces. Furthermore, the NPAC SMS must also manage the service provider’s key lists. Each side of the interface must support multiple service provider(SOA system and Local SMS) key lists per service provider id and P-selector value.

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In cases where a service provider is providing SOA services for an associated service provider, key lists are only exchanged with the primary service provider using the primary service provider id.

5.2.1.5	Key Id

The key Id of a key in the key list must be specified as an integer in the keyId field. This uniquely identifies the key in the key list used to create the digital signature. The size of the modulus for the key is variable between 600 and 2048 bits.

Since key lists are to be managed based upon service provider id and the P-selector value of a service provider’s SOA system and/or Local SMS system, keys are to be treated independently at the presentation layer for an association. By using presentation layer support of a key list, SOA and Local SMS systems can have one key or unique keys to support the SOA and LSMS interfaces. The following situations are supported:

1.	If a service provider has one process supporting the SOA and LSMS interface, then the process has one P-selector value supporting both interfaces. The SOA/Local SMS system would use the same key list and the same key for all associations created for the both the SOA and LSMS interface. The NPAC SMS would in turn have one NPAC key list and key to support both interfaces.

2.	If a service provider has two processes supporting the SOA and LSMS interface, then each process would have different P-selector values. The SOA and Local SMS systems would use separate key lists and keys per interface. In detail, the SOA system would use a key list and key for all associations involving the SOA interface and the Local SMS system would use a different key list and key for all associations involving the LSMS interface. The NPAC SMS would also manage separate key lists and keys per the SOA and LSMS interface. Furthermore, the NPAC SMS would use the same key list and key for all associations within a given interface.

3.	If a service provider has an SOA system or a Local SMS system that consists of multiple processes, then each processes would have different P-selector values. Therefore, each process would manage separate key lists and separate keys per process. The NPAC SMS would also manage separate key lists/keys per process. For example, if a Local SMS system consists of 2 processes (one process supporting subscription data and the other supporting network/query data), the processes would have separate P-selector values and use separate key lists/keys per association. The NPAC SMS would also manage separate key lists and keys per process within the LSMS interface.

Note: In cases where a service provider is providing SOA services for an associated service provider, keys are used from primary service provider key lists

If the service provider determines their key is compromised they should change their own private key and list. If the NPAC determines that their key is compromised then they should change their own private key and list. The NPAC should not invalidate a service provider’s key and vice versa. However, should either side of the industry interfaces (SOA and Local SMS interface) change keys, the remote side is expected to mark the previously used key as used (key expiration). Previously used keys (ListId/KeyId combinations) are considered expired and result in a security violation across the industry interface when re-used.

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5.2.1.6	CMIP Departure Time

The CMIP departure time must be specified in GeneralizedTime in the cmipDepartureTime field as the time the PDU departed the sending system. The universal time format (YYYYMMDDHHMMSS.0Z) is used. In order to ensure data integrity and no-repudiation the NPAC SMS system must be synchronized to within five minutes of the Local SMS and SOA systems that it communicates.

5.2.1.7	Sequence Number

The sequence number is an integer that must be specified in the sequenceNumber field. It should be specified as zero at association time and incremented by one for every message sent over the association. Once the sequence number reaches 4294967295 the counter will be reset to one for the association. Please note that each sender independently keeps its own counter for the sequence number of messages sent and received. For example, after association is established, a Local SMS could send three messages to the NPAC SMS with sequence numbers 1, 2, and 3 respectively. The NPAC SMS when sending its first message to the Local SMS would use sequence number 1, not sequence number 4.

5.2.1.8	Association Functions

The Association Function(s) must be specified on the initial association request (AARQ PDU). The following table lists the possible Association Functions that can be specified for each of the Association Request Initiators and the associated bit mask value:

Exhibit 135 Association Functions

Association Request Initiator	SOA	Local SMS
Association Function

SOA Management (Audit and Subscription Version)	0x01

Classes:

lnpSubscriptions

numberPoolBlock

numberPoolBlockNPAC

subscriptionAudit

subscriptionVersion

subscriptionVersionNPAC

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Service Provider and Network Data Management Classes: lnpNetwork lnpNPAC-SMS lnpServiceProvs lsmsFilterNPA-NXX serviceProv serviceProvLRN serviceProvNetwork serviceProv-NPA-NXX serviceProvNPA-NXX-X	0x02	0x04

LSMS Network and Subscription Data Download Classes: lnpNetwork lnpSubscriptions		0x08

SOA Network Data Download Classes: LnpNetwork	0x20

Query Outbound from the NPAC SMS Classes: All		0x10

SOA Notifications (only applicable for SOAs supporting a separate notification association) Classes: lnpNPAC-SMS lnpSubscriptions numberPoolBlockNPAC subscriptionAudit subscriptionVersionNPAC	0x40

The association functions specified upon association are stored. Then all subsequent operations performed by that associations are then validated against that data to verify that they are ‘legal’. All outbound messages from the NPAC are also validated against the association functions and if a service provider does not have the correct masking set, they will not receive the transmission. Note that the multiple Association Functions can be specified for an association. For example, a Local SMS can establish an association for both the process audit and network and subscription data download association functions.

SOA Notifications have been separated out to support SOAs that wish to implement a separate SOA Channel for Notifications. Based on the Service Provider tunable (SOA Notification Channel Service Provider Tunable), this function may be included in a SOA association, even if the Service Provider does not bind with that function mask. This allows SOA notifications to be sent down a single SOA channel.

5.2.1.9	Recovery Mode

The recovery mode flag is set to TRUE when a Local SMS or SOA is establishing a connection after a downtime. This flag indicates to the NPAC

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SMS to hold all current transactions until the Local SMS or SOA sends the Recovery Complete action. Once an association is established in recovery mode by a Local SMS, the Local SMS should request service provider, subscription and network downloads and notifications that occurred during downtime. Once an association is established in recovery mode by a SOA, the SOA should request service provider and network downloads and notifications that occurred during downtime. After these steps are complete, the Local SMS or SOA should submit the Recovery Complete action. The NPAC SMS will respond to the recovery complete action, send all updates that occurred since association establishment and then normal processing will resume. See Appendix B, Section 7.1.

Service Provider Local SMS and SOA systems recover data independently. SOA systems can recover their information before, after, or concurrently with an LSMS using the same Service Provider Id.

A service provider providing SOA services for associated service providers can recover notifications for the primary and each associated service provider id prior to issuing the Recovery Complete action.

Alternatively, Service Provider Local SMS and SOA systems can recover data using the SWIM method. Refer to section 5.3.4 (Recovery) for more information.

5.2.1.10	Signature

The signature field contains the MD5 hashed and encrypted systemId, the system type, the userId, the cmipDepartureTime, and sequenceNumber without separators between those fields or other additional characters. Before hashing and encryptions, character fields are ASCII format and integer fields are 32 bit big endian. Encryption is done using RSA encryption using the key from the key list specified. Validation of this field ensures data integrity and non-repudiation of data. The following is additional information about how the information should be represented for digital signature encoding:

Field	Format	Contents

SystemID	ASCII

SystemType	Integer	e.g. local-sms = 1

UserId	ASCII

cmipDepartureTime	ASCII	“YYYYMMDDHHMMSS.OZ” format

sequenceNumber	Integer

5.2.2	Association Establishment

Strong two way authentication at association is done for both the SOA to NPAC SMS interface and the NPAC SMS to Local SMS interface. This secure association establishment is done at the application level using the access control field described above. The access control information used during association set-up is sent in the association control messages. Association establishment can be done by the SOA to NPAC SMS or Local SMS to NPAC SMS. The NPAC SMS cannot initiate an association. The initiator of the association specifies its information in the AARQ PDU message and the responder in the AARE PDU.

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When the SOA or LSMS initiate an association with the NPAC the NSAP and P-selector values will be validated to ensure that they are valid for the service provider initiating the association. The following is an example of the information exchanged in the AARQ and AARE PDUs and the processing involved. Assume for the example:

•	A Local SMS is making an association with the NPAC SMS.

•	The Local SMS systemId is “9999.”

•	The NPAC SMS systemId is “NPAC SMS User Id.”

•	The listId for the key list is 1.

•	The keyId is 32.

•	The key in listId 1 with a keyId of 32 is “ABC123.”

•	The sequence number is 0 (as required).

The Local SMS initiates the association request by creating and sending an AARQ PDU to the NPAC SMS. This AARQ PDU contains the following access control information in the syntax described above:

•	The systemId of “9999”.

•	The listId of 1.

•	The keyId of 32.

•	The current Local SMS GMT time in the cmipDepartureTime.

•	A sequence number of 0.

•	The signature contains MD5 hashed and encrypted systemId, systemType, userId, cmipDepartureTime, and the sequenceNumber using the encryption key “ABC123” as found in key list 1 with key id 32.

•	And all BOOLEAN items are set to FALSE in the functional groups field, except for the LSMSUnit of Query item which is set to TRUE.

Once the AARQ PDU is sent, the sender (in this case the Local SMS), starts a tunable timer (with a default value of 2 minutes). If the timer expires before the AARE PDU is received then the Local SMS will terminate the association attempt.

When the NPAC SMS receives the association request it validates the data received. The data is validated as follows:

•	Ensure the systemId is present and valid for the association.

•	Ensure the sequence number is 0.

•	Ensure the cmipDepartureTime is within 5 minutes of the current NPAC SMS GMT time.

•	Find the key specified and decrypt the signature insuring that the systemId, systemType, userId, cmipDepartureTime, and sequenceNumber are the same as those specified in the PDU.

•

The functional groups requested are valid for the system type that requested the association. In this example, the system type must be “local-sms(1)” {“soa-andlocal-sms(2)” value is to be removed from a future version of the IIS}.

If validation of the AARQ PDU fails then an A-ABORT will be issued by the NPAC SMS with an error of access denied. If the validation of the AARQ PDU is successful then an AARE PDU would be sent back to the Local SMS. This AARE PDU contains the following access control information in the syntax described above:

•	The systemId of “NPAC SMS User Id.”

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•	The listId of 1.

•	The keyId of 32.

•	The current NPAC SMS GMT time in the cmipDepartureTime.

•	A sequence number of 0.

•	And the signature contains MD5 hashed and encrypted systemId, systemType, userId, cmipDepartureTime, and the sequenceNumber using the encryption key “ABC123” as found in key list 1 with key id 32.

The NPAC SMS may choose to optionally specify a new listId and keyId if for any reason it wants to make a key change. Should either side of the interface change its listId/keyId values, both sides of the interface must mark the previously used keyId as used.

When the Local SMS receives the association response it validates the data received. The data is validated as follows:

•	Ensure the systemId is present and valid for the association. (Note: the userId field is not required for Local SMS and NPAC SMS associations).

•	Ensure the sequence number is 0.

•	Ensure the cmipDepartureTime is within 5 minutes of the current Local SMS GMT time.

•	Find the key specified and decrypt the signature insuring that the systemId, systemType, userId, cmipDepartureTime, and sequenceNumber are the same as those specified in the PDU.

If validation of the AARE PDU fails then an A-ABORT will be issued by the Local SMS. If validation is successful then a secure association has been established.

5.2.3	Data Origination Authentication

For M-GET, M-SET, M-CREATE, M-DELETE, and M-ACTION, the access control field described above is used for data origination authentication. Please note that any of the messages sent between manager and agent must be sent in confirmed mode. The following is an example of the information exchanged in the CMIP PDUs and the processing involved. Assume for the example:

•	A SOA is making an association with the NPAC SMS.

•	The SOA system provides SOA functionality for another Service Provider.

•	The SOA systemId is “9999” for the primary Service Provider Id and is “8888” for an associated Service Provider Id.

•	The NPAC SMS systemId is “NPAC SMS User Id.”

•	The listId for the key list is 1.

•	The keyId is 32.

•	The key in listId 1 with a keyId of 32 is “ABC123.”

•	The sequence number is 1.

The SOA sends an M-GET to the NPAC SMS. The M-GET PDU contains the following access control information in the syntax described above:

•	The systemId of “8888.”

•	The listId of 1.

•	The keyId of 32.

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•	The current Local SMS GMT time in the cmipDepartureTime.

•	A sequence number of 1.

•	And the signature contains MD5 hashed and encrypted systemId, systemType, userId, cmipDepartureTime, and the sequenceNumber using the encryption key “ABC123” as found in key list 1 with key Id 32.

Once the M-GET is sent, the sender (in this case the SOA), starts a tunable timer (with a default value of 2 minutes). If the timer expires before the M-GET CMISE service response is received then the SOA will regenerate the sequenceNumber, cmipDepartureTime and signature and resend the request. The SOA should resend a default of 3 times and abort the association if no response is received. If a response is received after the timeout period, it should be discarded. If an error message is received on a retry request, it should be evaluated to see if the request was processed or the error was received for other reasons. For example, an error of “duplicateObjectInstance” for an M-CREATE request most likely indicates a successful create.

When the NPAC SMS receives the M-GET request it validates the data received. The data is validated as follows:

•	Ensure the systemId is present and valid for the association. For the SOA the systemId can be the primary or associated Service Provider Id depending on the requestor.

•	Ensure the sequence number is the next sequence number expected. (In this case 1).

•	Ensure the cmipDepartureTime is within 5 minutes of the current NPAC SMS time.

•	Find the key specified and decrypt the signature, insuring that the systemId, systemType, userId, cmipDepartureTime, and sequenceNumber are the same as those specified in the PDU.

If validation of the M-GET PDU fails then an A-ABORT will be issued by the NPAC SMS without any additional information to prevent tampering and unauthorized use of network resources by intruders. If the validation of the M-GET PDU is successful then the NPAC SMS would get the data requested and send back an M-GET Response to the SOA.

Since CMIP notifications (M-EVENT-REPORT) do not have access control fields, all notifications defined contain the access control information in the notification definition. ObjectCreation, ObjectDeletion, and AttributeValueChange should use the “information” attribute, which is an ANY DEFINED BY to contain the access control field. The values and authentication for the notification access control fields are the same as above. For range ObjectCreation and AttributeValueChange notifications the access control would not be placed in the information attribute but rather in the access control attribute defined. This would allow for the access control information to only be present once in the range notifications.

When the NPAC sends a notification, the destination service provider is uniquely identified in the distinguishedName of the M-EVENT-REPORT. The lnpLocalSMS-Name attribute value(2.17) is appended to the service provider’s id and is used to populate the value of the first element of the EventReportArgument’s managedObjectInstance distinguishedName. This allows primary service providers to distinguish notifications destined for themselves and for each secondary service provider.

5.2.4	Audit Trail

Audit trails will be maintained in logs on the NPAC SMS for the following association information:

•	Association set-up messages.

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•	Association termination messages.

•	Invalid messages:

•	Invalid digital signature.

•	Sequence number out of order.

•	Generalized time out of range.

•	Invalid origination address.

•	All incoming messages regardless of whether or not they cause changes to data stored in the NPAC SMS.

This information will be made available for report generation on the NPAC SMS system. It will not be made available through the NPAC SMS Interoperable Interface.

5.3	Association Management and Recovery

5.3.1	Establishing Associations

5.3.1.1	NpacAssociationUserInfo

The following structure will be used to report the status of a login attempt or the current state of the NPAC SMS:

NpacAssociationUserInfo ::= SEQUENCE {

error-code	[0] IMPLICIT ErrorCode,

error-text	[1] IMPLICIT GraphicString(SIZE(1..80))

}

ErrorCode ::= ENUMERATED

{

success (0), access-denied (1) retry-same-host (2) try-other-host (3)
}

Bind Requests and Responses

For AARQ (M-Bind requests) the NPAC SMS will be ignoring the CMIPUserInfo userInfo field. The SMASEUserInfo will be ignored by the NPAC SMS.

In order to validate a successful login, the AARE (M-Bind response) from the NPAC SMS will contain the NpacAssociationUserInfo as the “userInfo” field of the CMIPUserInfo that is contained on the AARE. The ErrorCode will be set to “success”.

The following structure will be used for CMIPUserInfo:

CMIPUserInfo ::= 2:9:1:1:4

-- {joint-iso-ccitt(2) ms(9) cmip(1) cmip-pci(1)

abstractSyntax(4)}

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CMIPUserInfo ::= SEQUENCE {

protocolVersion	[0] IMPLICIT ProtocolVersion

DEFAULT {version1-cmip-assoc},

functionalUnits	[1] IMPLICIT FunctionalUnits DEFAULT {},

accessControl	[2] EXTERNAL OPTIONAL

userInfo	[3] EXTERNAL OPTIONAL

}

5.3.1.2	Unbind Requests and Responses

The NPAC SMS will never be issuing the RLRQ (M-Unbind request), but will respond to them from the SOA or Local SMS.

5.3.1.3	Aborts

For unsuccessful logon attempts or situations where the NPAC SMS application must abort all associations, the ABRT CMIPAbortInfo structure’s “userInfo” will contain the NpacAssociationUserInfo structure. The ErrorCode will be set to one of the enumeration values.

The following structure will be used for CMIPAbortInfo:

CMIPAbortInfo ::= 2:9:1:1:4

-- {joint-iso-ccitt(2) ms(9) cmip(1) cmip-pci(1)

abstractSyntax(4)}

CMIPAbortInfo	: : = SEQUENCE {

abortSource	[0] IMPLICIT CMIPAbortSource,

userInfo	[1] EXTERNAL OPTIONAL

}

5.3.1.4	NPAC SMS Failover Behavior

Under normal conditions, the primary NPAC SMS will be responding by accepting association requests while the secondary NPAC SMS will be responding by denying association requests with an ABRT and error code of TRY_OTHER_HOST.

When the primary NPAC SMS needs to go down for a short period of time (secondary will not take over), the primary NPAC SMS will either not be responding (if down) or be denying association requests with an error code of RETRY _SAME_HOST (if partially up). The secondary NPAC SMS will be responding by denying association requests with an ABRT and error code of TRY_OTHER_HOST.

When the primary NPAC SMS goes down (scheduled or unscheduled) and the secondary NPAC SMS is re-synchronizing to become active, the primary NPAC SMS will be denying association requests with an ABRT and error code of TRY_OTHER_HOST. The secondary NPAC SMS will be responding by denying association requests with an ABRT and error code of RETRY_SAME_HOST. Once the secondary NPAC SMS is done re-synchronizing, it will then start accepting association requests.

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5.3.1.5	Service Provider SOA and Local SMS Procedures

The following is an algorithm that can be used by a service provider SOA or Local SMS when trying to establish an association with the NPAC SMS:

try to establish an association on the primary NPAC SMS if a response was obtained

{

if the response was an ABRT and the ABRT is from the NPAC Application

{

switch (error code)

{

case ACCESS_DENIED find out what is causing the error and fix it retry the association on the primary NPAC SMS case RETRY_SAME_HOST

wait X seconds retry the association on the primary NPAC SMS case TRY_OTHER_HOST

wait X seconds execute this algorithm again substituting “secondary” for “primary”

}

}

else

{

if the response was an ABRT and from the PROVIDER (not application)

find out what is causing the error and fix it retry the association on either the primary or secondary NPAC SMS

}

else

{

	#	timeout – some type of network error has occurred

	#	a number of different things can be done:

#

	#	wait X seconds

	#	retry primary

#

	#	or

#

	#	find out what is causing the error and fix it

	#	retry the association on the primary NPAC SMS

#

	#	or

	#	wait X seconds

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	#	execute this algorithm again substituting

	#	“secondary” for “primary”

}

5.3.2	Releasing or Aborting Associations

Any of the systems, NPAC SMS, service provider SOA or Local SMS can abort an association at any time. Only the SOA and Local SMS can perform an RLRQ request. Once a scheduled outage has arrived, the NPAC SMS will abort associations (error code of “Try Other Host” or “Retry Same Host” depending on the type of outage).

5.3.3	Error Handling

5.3.3.1	NPAC SMS Error Handling

The NPAC SMS will issue errors to the Local SMS and SOA interfaces based upon the definitions and mappings in Appendix A. The NPAC SMS expects the SOA and Local SMS to support the same error definitions when both issuing (with the exception of a sending processingFailure as defined in ILL 130) and receiving error responses for the operations each interface supports.

The NPAC SMS will attempt to interpret an error returned from a SOA or Local SMS. The NPAC SMS will log the error. If the request is not resent and the error response was returned from a Local SMS and related to a subscription version broadcast (M-CREATE or Create Action, M-DELETE, M-SET), a broadcast failure will be noted for the service provider on the subscription version. If a service provider does not have an active Local SMS association at the time of a broadcast, the broadcast will be automatically failed for the service provider.

The Local SMS and SOA are expected to recover themselves with the NPAC SMS when their association is reestablished. Thus it is the responsibility of the Local SMS and SOA to request the necessary data to rectify the failed transmission of M-EVENT-REPORTs, network data updates and non-broadcast oriented subscription version updates.

If the NPAC SMS sends a request to a Local SMS or SOA and receives no response from the CMISE service within the tunable period, the NPAC SMS will resend the message according to the tunable retry periods for the specific message type. If a response is received after the timeout period, it will be discarded. If the NPAC SMS receives no response, the NPAC SMS will assume the association is down and abort the connection. The Local SMS and SOA systems should assume the same behavior with the NPAC SMS.

5.3.3.2	Processing Failure Error

The NPAC SMS will use the Service Provider profile flags (SOA Action Application Level Errors Indicator, SOA Non-Action Application Level Errors Indicator, LSMS Action Application Level Errors Indicator, and LSMS Non-Action Application Level Errors Indicator) to determine the handling of Processing Failure errors. When they are not supported:

In addition to the standard CMIP error reporting mechanisms, the following attribute will be passed in the SpecificErrorInfo structure on CMIP errors that return a PROCESSING FAILURE error. This structure will be used to detail errors not covered by the standard CMIP error codes.

GDMO Definition

lnpSpecificInfo ATTRIBUTE

WITH ATTRIBUTE SYNTAX LNP-ASN1.LnpSpecificInfo;

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MATCHES FOR EQUALITY; BEHAVIOUR lnpSpecificInfoBehavior; REGISTERED AS {lnp-attribute 8};

lnpSpecificInfoBehavior BEHAVIOUR

DEFINED AS !

This attribute is used to return more detailed error text information upon a CMIP Processing Failure error.

!;

ASN.1 Definition

LnpSpecificInfo ::= GraphicString(SIZE(1..256))

When the Service Provider profile flags (SOA Application Level M-ACTION Errors Indicator, SOA Non-Action Application Level Errors Indicator, LSMS Application Level Errors M-ACTION Indicator, and LSMS Non-Action Application Level Errors) are supported, the Processing Failure error will contain an lnpSpecificErrorCode instead of lnpSpecificInfo.

5.3.3.3	NPAC SMS Detailed Error Codes

The NPAC SMS will issue detailed error codes to the supporting SOA and Local SMS interfaces based upon the definitions and mappings in Appendix A. The Service Provider profile flags (SOA Application Level Errors Indicator, LSMS Application Level Errors Indicator) will indicate whether application level errors are supported across the SOA/LSMS interfaces. When they are supported:

•

The SOA/LSMS will utilize ACTIONs that support detailed error codes (e.g., M-ACTION subscriptionVersionActivateWithErrorCode), as defined in Exhibit 10. The SOA/LSMS may still utilize ACTIONs that do not support detailed error codes.

•	All other CMIP messages (e.g., M-CREATE serviceProvNPA-NXX) will be supported through a processingFailure response that will contain the detailed error code, instead of the other CMIP standard errors.

This allows all messages to be covered for the detailed error codes for SOA/LSMS interfaces that support this features.

For SOA/LSMS interfaces that do not support this feature, an ACTION that supports error codes will result in a no-such-action error response.

5.3.4	Recovery

The SOA and Local SMS associations are viewed to be permanent connections by the NPAC SMS. Thus when the association is broken for any reason, the system connecting to the NPAC SMS must assume responsibility to recover and resynchronize themselves with the NPAC SMS. One association should be established for recovery and no other associations should be established in normal mode until recovery is complete.

During the recovery processing, other messages may be generated at the NPAC SMS that are intended for the recovering SOA or LSMS. These messages are queued on the NPAC SMS until the SOA or LSMS finishes the recovery process and sends an lnpRecoveryComplete action to the NPAC SMS. Additionally, during the recovery process, the “x by y” retry functionality (where “x” is the number of attempts, and “y” is

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the interval in number of minutes in between attempts) continues on the NPAC SMS, but message sending is suspended to the SOA or LSMS, and the retry attempts counter is not decremented, as long as the SOA or LSMS is still in recovery mode. Therefore, a Subscription Version could stay in a “sending” status for a period of time longer than expected, since the retry logic will not transition the status to “partial failure” or “failed” as long as a Service Provider is in recovery mode.

While recovering subscription data, the NPAC SMS excludes Subscription Versions with a status of failed. The value in the Broadcast Timestamp field in each Subscription Version is used to determine whether or not a Subscription Version is included in the recovering LSMS’s requested criteria.

The SOA or LSMS is capable of recovering data based on the association functions. The SOA recovers service provider, network data and notification data using the network data management association function (networkDataMgmt). The LSMS recovers notifications and subscription data using the data download association function (dataDownload), and recovers service provider and network data using the network data management association function (networkDataMgmt).

Service Provider and Notification recovery requests can only be sent to the NPAC when the SOA/LSMS is in recovery mode, otherwise an abort message is returned.

NPAC data may be recovered in three ways, ‘time-based’, ‘record-based’, or ‘Send What I Missed (SWIM)-based’criteria. Based on the type of data being recovered, additional criteria may also be specified. The table below show the type of data that can be recovered, and the criteria that may be used for each type.

Data Type	Criteria	Additional Criteria

Network Data	Time Based	Time Range (consisting of Start time, End time)
	Record-Based	NPA-NXX range all NPA-NXX data NPA-NXX-X range all NPA-NXX-X data LRN range all LRN data all network data
	SWIM	conditional Action ID (indicating receipt of previous response for <Network> data)

Service Provider Data	Time Based	Time Range (consisting of Start time, End time)
	Record Based	Service Provider ID All Service Providers
	SWIM	conditional Action ID (indicating receipt of previous response for <Service Provider> data)

Subscription Data	Time-Based	Time Range (consisting of Start time, End time)
	Record-Based	TN

TN range

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	SWIM	conditional Action ID (indicating receipt of previous response for <Subscription> data)
Number Pool Block Data	Time-Based	Time Range (consisting of Start time, End time)
	Record-Based	NPA-NXX-X
NPA-NXX-X range
	SWIM	conditional Action ID (indicating receipt of previous response for <Number Pool Block> data)
Notification Data	Time-Based	Time Range (consisting of Start time, End time)
	Record-Based	Not Available
	SWIM	Time Range (consisting of Start time, End Time) is ignored in a SWIM recovery request Conditional Action ID (indicating receipt of previous response for <Notification> data)

‘Time-Based’ Recovery Requests

All ‘time-based’ recovery requests specifying time range criteria are limited to the NPAC SMS tunable, “Maximum Download Duration”. When the SOA or LSMS issues a recovery request (whether Service Provider, Network, Subscription, Number Pool Block, or Notification Data) with time-based criteria, the NPAC SMS will compare the time range indicated in the request to the “Maximum Download Duration” tunable.

For service providers that do not support linked replies, Subscription data ‘time-based’ recovery requests specifying time range criteria are also limited to the number of TNs specified in the Service Provider specific tunable, “Maximum TN Download in Recovery Request”. Therefore, a valid request will fall within both the duration and quantity tunable values.

For service providers that do not support linked replies, Notification data ‘time-based’ recovery requests specifying time range criteria are also limited to the number of notifications specified in the NPAC SMS tunable, “Maximum Number of Download Notifications”. Therefore, a valid request will fall within both the duration and quantity tunable values.

For service providers that do not support linked replies, for all types of ‘time-based’ recovery requests, where the tunable value is exceeded, an appropriate error message is issued over the interface from the NPAC SMS to the originating system. This applies to both duration overages (“Maximum Download Duration”), and number of record overages (“Maximum TN Download in Recovery Request” for subscription data, and “Maximum Number of Download Notifications” for notification data).

‘Record-Based’ Recovery Requests

For service providers that do not support linked replies, all ‘record-based’ recovery requests specifying other criteria (for example, TN/TN range, NPA-NXX/NPA-NXX range) are limited by the number of records specified in the NPAC SMS tunable,

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“Maximum Number of Download Records”. When the SOA or LSMS issues a network data recovery request or the LSMS issues a subscription version data recovery request, using ‘record-based’ criteria, the NPAC SMS will compare the records indicated in the request to the “Maximum Number of Download Records” tunable. If the number of records exceeds this tunable value, an appropriate error message is issued over the interface from the NPAC SMS to the originating system.

‘SWIM-Based’ Recovery Requests

‘SWIM-based’ recovery requests allow for the recovery of service provider, network, subscription, number pool block, and notification data where the NPAC SMS replies to the originating SOA/LSMS with the missed data, by using linked replies. The NPAC SMS will keep track of messages destined for a SOA/LSMS that were NOT successfully responded to by the SOA/LSMS, when the service provider system supports SWIM recovery (SP Profile Flags, SOA SWIM Indicator = TRUE and LSMS SWIM Indicator = TRUE). Missed messages will be stored based on the limits of the SOA SWIM Maximum and LSMS SWIM Maximum tunables. SWIM based recovery requests can only be sent to the NPAC when the SOA/LSMS is in recovery mode, otherwise an abort message is returned.

During SWIM based recovery, the SOA/LSMS issue recovery requests for each type of data, and the NPAC SMS will issue recovery responses based on the SP Profile flags for ranges, notification types and EDR for the missed messages and limit the responses by the respective Linked Reply Blocking Factor and Maximum Linked Recovered Object tunables for each data type. Each response from the NPAC SMS will contain a status and ACTION_ID. If the Service Provider system returns an invalid ACTION_ID, the NPAC SMS will abort the association. The status will be one of the following:

•	Success

An NPAC SMS response that includes a status of Success indicates that SWIM recovery for the data type specified can be completed in either a single reply (with a status of Success and an ACTION_ID) or multiple linked replies (each with a status of Success and the same ACTION_ID in each reply, except for the last linked reply which will be empty – indicating the end of the linked reply data). In this case the Service Provider system must issue an M-EVENT-REPORT notification including the ACTION_ID in order for the NPAC SMS to clear the SWIM list for this data type and continue the recovery processing.

•	Failed

An NPAC SMS response that includes a status of Failed indicates the NPAC failed to process the recovery request. An ACTION_ID is included, however the Service Provider system does not need to issue an M-EVENT-REPORT notification. The Service Provider system should re-start the recovery process with a new recovery request.

•	No-Data-Selected

An NPAC SMS response that includes a status of No-Data-Selected indicates there isn’t SWIM data for the requested data type to recover. The response will include an ACTION_ID and the Service Provider system must issue an M-EVENT-REPORT notification including the ACTION_ID to continue the recovery processing.

•	Swim-More-Data

An NPAC SMS response that includes a status of Swim-More-Data indicates that the SWIM recovery for the data type specified includes an amount of data greater than the Linked Reply Maximum and requires subsequent download request in order to recover all the data on the SWIM list.

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When the Service Provider system receives an NPAC SMS ACTION response with linked replies that include an ACTION_ID and status of Swim-More-Data in each of the replies, the Service Provider system should issue a subsequent recovery request including this ACTION_ID. The NPAC SMS will issue an ACTION Response for the next set of data and clear the SWIM list for the (linked reply) data already downloaded and processed. This subsequent ACTION response from the NPAC SMS will include a new ACTION_ID (the same in each of the linked replies for this response) and a status of either Swim-More-Data in each reply or Success in each reply followed by an empty reply. The Service Provider system and the NPAC SMS will continue this message exchange until the NPAC SMS ACTION Response indicates a status of Success (for each linked reply in that response).

After the Service Provider system receives an ACTION Response from the NPAC SMS indicating a status of Success and an ACTION_ID, the Service Provider system must issue an M-EVENT-REPORT notification including the most recent ACTION_ID in order for the NPAC SMS to clear this last set of (linked reply) data that was downloaded and processed, from the SWIM list for this data type and continue the recovery processing. If the Service Provider system returns an invalid ACTION_ID, the NPAC SMS will abort the association.

After the Service Provider system receives an ACTION Response from the NPAC SMS indicating a status of either Success or No-Data-Selected and an ACTION_ID, the Service Provider system must issue an M-EVENT-REPORT notification including the most recent ACTION_ID. If the Service Provider system returns an invalid ACTION_ID, the NPAC SMS will abort the association. The M-EVENT-REPORT reply from the NPAC SMS will contain one of the following responses:

•	Success

An NPAC SMS M-EVENT-REPORT reply that includes a status of Success indicates that the recovery request has been completed for this data type and if there was data downloaded, that data has been cleared from the SWIM list.

•	Failed With an Error Code

An NPAC SMS M-EVENT-REPORT reply that includes a status of Failed with an Error Code indicates that the recovery request failed and the Service Provider system should repeat recovery for that data type.

•	Failed With an Error Code and a Stop-Date (timestamp)

An NPAC SMS M-EVENT-REPORT reply that includes a status of Failed with an Error Code and a stop-date (timestamp) indicates that the SWIM Maximum has been exceeded and the Service Provider’s SWIM indicator was changed from ON to OFF as of the time in the stop-date timestamp. The stop-date (timestamp), also indicates the time of the last SWIM entry onto the SWIM list. In this situation the Service Provider should perform further, ‘time-based’ recovery based upon the stop-date timestamp in order to recover all potentially missed messages for each data type they support. The Service Provider system may complete SWIM recovery for each data type and then request further time-based recovery for each data type:

For example:

SWIM (SP Data) – SWIM (Network Data) - SWIM (Subscription Data) – SWIM (NPB Data) – SWIM (Notification Data)

– time-based (SP Data) – time-based (Network Data) – time-base (Subscription Data) – time-base (NPB Data) – time-based (Notification Data)

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OR upon performing SWIM recovery and receiving the stop-date timestamp they may immediately perform time-based recovery for that same data type then SWIM based recovery for the next data type followed by time-based recovery for the same data type:

For example:

SWIM (SP Data) – time-based (SP Data) – SWIM (Network Data)

- time-based (Network Data)

etc.

Service Providers can continue to use the existing recovery mechanism/messages to recover data between the SOA/LSMS and the NPAC, using the ‘time-based’ or ‘record-based’ methods. However, if the Service Provider supports SWIM recovery, it is important that they first recover using the SWIM criteria. When the Service Provider supports SWIM recovery, their SWIM list is not “cleared” until successful SWIM recovery occurs, thus recovering by either time-based or record-based criterion first and SWIM subsequently may cause data integrity issues.

Upon completion of recovery, the SOA/LSMS should issue an lnpRecoveryComplete message indicating the end of the missed data, and processing between the SOA/LSMS and NPAC SMS will resume normal mode.

5.3.4.1	Local SMS Recovery

To recover, the Local SMS starts by setting the recoveryMode flag of the access control parameter. This flag signals the NPAC SMS to hold all data updates to this Local SMS. The Local SMS should then request the service provider, network, subscription and number pool block data downloads and the notifications that occurred during downtime. Once this is complete, the Local SMS should issue the lnpRecoveryComplete action to turn off the recoveryMode flag. After the NPAC SMS responds to the lnpRecovery Complete action it will send to the LSMS any other messages that have occurred since the association was established.

5.3.4.2	SOA Recovery

To recover, the SOA starts by setting the recoveryMode flag of the access control parameter. This flag signals the NPAC SMS to hold all data updates to this SOA. The SOA should then request the service provider, network data downloads and notifications that occurred during downtime. Once this is complete, the SOA should issue the lnpRecoveryComplete action to turn off the recoveryMode flag. After the NPAC SMS responds to the lnpRecovery Complete action it will send to the SOA any other messages that have occurred since the association was established.

5.3.4.3	Linked Action Replies during Recovery

Linked Reply functionality applies to Service Providers that have their SOA Linked Replies Indicator set to TRUE, or their Local SMS Linked Replies Indicator set to TRUE.

For service provider that support linked replies the Maximum TN Download in Recovery Request, the Maximum Number of Download Notifications and Maximum Number of Download Records tunables do not apply to recovery processing.

Linked replies will be returned as the response to an lnpDownload action request for network data if the number of messages returned exceeds the “Network Data

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Linked Reply Blocking Factor” tunable but is less than the “Network Data Maximum Linked Recovered Objects” tunable. If the number of network data objects to be returned exceeds the “Network Data Maximum Linked Recovered Objects” tunable, a “criteria-too-large” error will be returned to the requesting SOA/LSMS.

Linked replies will be returned as the response to an lnpDownload action request for subscription data if the number of objects returned exceeds the “Subscription Data Linked Reply Blocking Factor” tunable but is less than the “Subscription Data Maximum Linked Recovered Objects” tunable. If the number of subscription data objects be returned exceeds the “Subscription Data Maximum Linked Recovered Objects” tunable, a “criteria-too-large” error will be returned to the requesting LSMS.

Linked replies will be returned as the response to an lnpDownload action request for Number Pool Block data if the number of objects returned exceeds the “Number Pool Block Data Linked Reply Blocking Factor” tunable but is less than the “ Number Pool Block Data Maximum Linked Recovered Objects” tunable. If the number of Number Pool Block data objects be returned exceeds the “ Number Pool Block Data Maximum Linked Recovered Objects” tunable, a “criteria-too-large” error will be returned to the requesting LSMS.

Linked replies will be returned as the response to an lnpNotificationRecovery action request for notification data if the number of notifications returned exceeds the “Notification Data Linked Reply Blocking Factor” tunable but is less than the “Notification Data Maximum Linked Recovered Notifications” tunable. If the number of notifications to be returned exceeds the “Notification Data Maximum Linked Recovered Notifications” tunable, a “criteria-too-large” error will be returned to the requesting SOA/LSMS.

As an example, a Service Provider’s SOA was down, and is now performing notification recovery. During the downtime, 90 notifications were issued. Assuming the Notification Blocking Factor is set to 50 notifications, the recovering SOA would receive data from the NPAC SMS in the form of three linked replies. The first reply would contain 50 notifications, the second reply would contain 40 notifications, and the third reply would be empty (this is an indication that the NPAC SMS is finished sending data for this recovery request). In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor, the M-ACTION response will be a normal response (i.e., non-linked response) and will not be a linked reply.

Below are the tunables that specify the download size:

Download Criteria	Tunable Name

Network data download request maximum linked reply size	Network Data Linked Replies Blocking Factor

Subscription download request maximum linked reply size	Subscription Data Linked Replies Blocking Factor

Number Pool Block download request maximum linked reply size	Number Pool Block Data Linked Replies Blocking Factor

Notification download request maximum linked reply size	Notification Data Linked Replies Blocking Factor

Total number of network data objects returned for a single download request	Network Data Maximum Linked Recovered Objects

Total number of subscription data objects returned for a single download request	Subscription Data Maximum Linked Recovered Objects

Total number of Number Pool Block data objects returned for a single download request	Number Pool Block Data Maximum Linked Recovered Objects

Total number of notification data notifications returned for a single download request	Notification Data Maximum Linked Recovered Objects

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Linked replies will be returned as the response to an action request from the recovering SOA/LSMS. The entire operation is considered complete once all linked replies and the final empty reply are returned as the response to the original request. Timeout processing is expected to start when the initial request is sent by the recovering SOA/LSMS, and terminate upon receipt of the final empty reply by the recovering SOA/LSMS.

5.4	Congestion Handling

The following sections define NPAC SMS behavior when in congestion and the NPAC handling of Local SMS and SOA congestion. The recommendation for Congestion Control follows the “Flow Control” mechanism and is described in OSI Communication Reference Model (ISO/IEC 7498). The two types of flow control defined are:

1.	Peer Flow Control

2.	Inter-Layer Flow Control

Peer Flow Control can be used when two peer layers of the OSI Stack talk to each other. The most common form of Peer Flow Control is the sliding window protocol. This protocol is implemented by TCP. This is the flow control approach used by the NPAC SMS.

5.4.1	NPAC SMS Congestion

Once the number of incoming messages to be queued to the NPAC SMS is exceeded at the transport layer, TCP/IP, an indication will be sent to the sender from the transport layer, TCP/IP, that congestion is occurring. Upon clearing of the congestion situation, the transport layer, TCP/IP will indicate to the sender that congestion has been cleared. As the receiver, the NPAC SMS application will not be aware that it is congested. The NPAC SMS application will be continually processing the information being sent as quickly as possible. Only the sender will be aware that the NPAC SMS is congested due to the fact that it can not send any more information to the NPAC SMS via the transport layer, TCP/IP. Implementation of functionality to handle NPAC congestion situations is at the discretion of SOA and LSMS vendors.

5.4.2	NPAC Handling of Local SMS and SOA Congestion

The NPAC SMS application must be able to handle congestion when attempting to send out a message to a SOA or LSMS system. When receiving indications of congestion via the transport layer from a SOA or LSMS the NPAC SMS application stops dispatching messages for the SPID (primary or associated) and SOA or LSMS interface that returned congestion. Note: If a SOA system returns congestion it will not affect the LSMS for the same service provider and vise versa. When the NPAC SMS stops dispatching messages to a congested SOA or LSMS, the retry attempts and retry timer values and the behavior associated with them apply to the messages not dispatched. The NPAC will abort the SOA or LSMS association once the retry attempts are exhausted. Any unacknowledged messages at the NPAC SMS application layer will be handled as failures as they are when an association is aborted today, for example for security reasons.

Once the NPAC SMS gets an indication via the transport layer that a SOA or LSMS system that was previously congested is ready to receive information, the NPAC SMS resumes sending of messages to that system. Note that the NPAC SMS will use the sequence number for the message it sends first that was the sequence number on the message that was sent when congestion indication was received. This is done since the

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SOA or LSMS system did not receive this message. If the sequence number were incremented this would cause the SOA or LSMS to abort the association due to the sequence number value being larger than expected. SOA and LSMSs should use the same sequence number as well when communicating with the NPAC to prevent the NPAC from aborting the association due to the sequence number value being larger than expected.

5.4.3	Out-Bound Flow Control

Under normal conditions the NPAC SMS sends messages to the associated SOA/LSMS and the SOA/LSMS is able to keep up with the NPAC, and Flow Control is not encountered. However, under load conditions, the SOA/LSMS is not able to keep up with the messages sent from the NPAC SMS and Flow Control may be encountered.

For a SOA/LSMS that is currently in a normal state (not in Flow Control), the NPAC SMS monitors the number of outstanding, non-responsive messages sent to that system. If the number of outstanding, non-responsive messages is less than the Flow Control Upper Threshold (tunable value), NPAC sends the current message it is handling, and continues with normal processing. If the number of outstanding, non-responsive messages is equal to the Flow Control Upper Threshold tunable, the NPAC sends the current message it is handling, and sets the Flow Control flag to TRUE. In this situation Flow Control is encountered.

During Flow Control the NPAC SMS verifies the Flow Control flag setting for the destination SOA/LSMS to determine if it’s OK to send each message. If the flag is FALSE, the message is sent; if the flag is TRUE the message is held/queued. In a Flow Control state, the NPAC SMS monitors the number of outstanding, non-responsive messages sent to that SOA/LSMS. If the number of outstanding, non-responsive messages is greater than the Flow Control Lower Threshold, no action is taken. When the number of outstanding, non-responsive messages is less than or equal to the Flow Control Lower Threshold (tunable value), the NPAC SMS resumes sending messages (whether queued or normal). A SOA/LSMS that is in a Flow Control state will have outstanding, non-responsive messages. For all outstanding, non-responsive messages that were sent, NPAC response timers and abort behavior will apply. For all messages NOT sent but held because the Flow Control flag is set to TRUE, NPAC response timers and abort behavior will NOT apply.

Flow Control is implemented on the NPAC SMS side of the CMIP interface and it is optionally implemented on the SOA/LSMS. The implementation of Flow Control by the sending system is independent of any implementation of Flow Control by the receiving system and is applicable on a per association basis. Flow Control applies to both normal mode and recovery mode and is applicable for service provider, network, number pool block, subscription version and notification data.

5.5	Abort Processing Behavior

The NPAC exchanges messages with the SOA/LSMS. For every request from the NPAC, a response is required from the SOA/LSMS. A SOA/LSMS that fails to respond to a message is subject to Abort Processing Behavior (APB).

The NPAC sends messages to the associated SOA/LSMS. For every message sent, abort behavior is initiated, and a Roll-Up Activity (RAT) timer is started. The initial abort timer is based on existing retry functionality. The RAT timer is either the Roll-Up Activity-Single (RAT Single) tunable value or the Rollup Activity Timer Expire SVRange (RAT Range) tunable value. The secondary abort timer is the Abort Processing Behavior Upper Threshold tunable window. The NPAC allows a SOA/LSMS to fall behind in processing messages. However, the limit is defined by the Abort Processing Behavior Upper Threshold tunable window, upon which when this value is reached the association is aborted.

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The NPAC SMS “rolls-up” downloaded data (e.g. SV activate to LSMSs) to reflect the status of porting activity. Abort behavior and roll-up behavior are separate items, but often confused because both can happen at the same time when a timer expires.

During message exchange between the NPAC SMS and the SOA/LSMS the response from the SOA/LSMS is one or more of the options below, based on the tunable settings:

•	All SOAs/LSMSs respond to the NPAC SMS message before the end of the retry window and RAT timer expiration.

•

In this instance the NPAC SMS expires the RAT timer for that event and with a successful response, the NPAC SMS considers the responding SOA/LSMS as “successful” to the request (e.g. the SPID is not placed on the Failed-SP List).

•	All SOAs/LSMSs do NOT respond to the NPAC SMS before the end of the retry window (e.g. end of the “X by Y” window).

•	The retry timer has expired based on the applicable retry value. The NPAC SMS determines if any messages/responses were received from this SOA/LSMS during the retry window.

•	If at least one message/response is received from the SOA/LSMS, processing continues.

•	All SOAs/LSMSs do NOT respond to the NPAC SMS before the end of the RAT timer expiration. The RAT timer has expired based on the applicable value (either single or range).

•

The NPAC SMS performs “roll-up” activities for all messages sent to the SOAs/LSMSs on this event (status is set, Failed-SP List(s) is updated appropriately and notifications are sent to respective SOAs).

•	SOA/LSMS responds to the NPAC SMS AFTER the expiration of the RAT timer.

•	The NPAC SMS updates status/Failed-SP List, and sends notifications to respective SOAs.

•	SOA/LSMS does NOT respond to the NPAC SMS before the end of the secondary abort (Abort Processing Behavior Upper Threshold tunable) window.

•	The NPAC SMS aborts the association to the SOA/LSMS and the SOA/LSMS must re-associated to the NPAC SMS.

•	The SOA/LSMS goes through recovery processing (recovery based on SOA/LSMS linked replies indicator) and the NPAC SMS updates the status/Failed-SP List, and sends notifications to the SOAs.

Abort processing behavior applies to both normal and recovery modes. Service provider, network, number pool block, subscription version and notification messages are subject to Abort processing behavior.

5.6	Single Association for SOA/LSMS

A SOA/LSMS system may connect to the NPAC SMS with one association for the same function (same bit mask). The NPAC SMS will abort any previous associations that use that same function.

5.7	Separate SOA Channel for Notifications

A SOA system may connect to the NPAC SMS with multiple SOA channels (i.e., associations) for different functions (different bit masks), specifically request/response data versus notification data. The NPAC SMS will distribute transactions across these SOA associations based on functionality (different bit masks). This allows for additional throughput for the SOA as a result of two associations.

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6	GDMO Definitions

The latest version of the GDMO interface definitions is available on the NPAC website (www.npac.com, under the documents section).

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General ASN.1 Definitions

7	General ASN.1 Definitions

The latest version of the LNP ASN.1 Object Identifier definitions is available on the NPAC website (www.npac.com, under the documents section).

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LNP XML Schema

8	LNP XML Schema

The latest version of the LNP XML schema is available on the NPAC website (www.npac.com, under the documents section).

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Subscription Version Status

9	Subscription Version Status

9

Subscription Version Status Interaction Descriptions
#	Interaction Name	Type	Description
1	Conflict to Canceled	NPAC SMS Internal	NPAC SMS automatically sets a Subscription Version in conflict directly to canceled after it has been in conflict for a tunable number of calendar days.

SOA to NPAC SMS Interface or NPAC Operations Interface - NPAC Personnel

The old Service Provider User (or NPAC personnel acting on behalf of the Service Provider) sends a cancellation request for a Subscription Version created by that Service Provider with a status of conflict that has not been concurred by the other new Service Provider.

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Subscription Version Status

Subscription Version Status Interaction Descriptions
#	Interaction Name	Type	Description
2	Conflict to Cancel Pending	NPAC Operations Interface - NPAC Personnel	User cancels a Subscription Version in conflict or cancels a Subscription Version that was created by or concurred to by both Service Providers.

		SOA to NPAC SMS Interface	User sends a cancellation request for a Subscription Version that was created by or concurred to by both Service Providers.

3	Cancel Pending to Conflict	SOA to NPAC SMS Interface or NPAC SOA Low-tech Interface	Service Provider User sends an un-do cancel-pending request for a Subscription Version with a status of cancel-pending for which the same Service Provider previously issued a cancel request.

NPAC SMS Internal

NPAC SMS automatically sets a Subscription Version with a status of cancel pending to conflict if cancel pending acknowledgment has not been received from the new Service Provider within a tunable timeframe.

4	Conflict to Pending	NPAC Operations Interface - NPAC Personnel and SOA to NPAC SMS Interface - Old Service Provider	User removes a Subscription Version from conflict.

		SOA to NPAC SMS Interface - New Service Provider	New Service Provider User removes a Subscription Version from conflict. This action can only occur if a tunable number of hours have elapsed since the Subscription Version was placed in conflict.

5	Pending to Conflict	NPAC Operations Interface - NPAC Personnel

1.       User sets a Subscription Version with a status of pending to conflict.

2.       User creates a Subscription Version for an existing pending Subscription Version for the old Service Provider and does not provide authorization for the transfer of service.

SOA to NPAC SMS Interface - Old Service Provider

Old Service Provider sends a Subscription Version creation or modification request for a Subscription Version with a status of pending, which revokes the old Service Provider’s authorization for transfer of service. This action can only be taken once, and must be taken a tunable number of hours prior to the new Service Provider due date.

6	Pending to Canceled	NPAC Operations Interface - NPAC Personnel	User cancels a Subscription Version with a status of pending that has not been concurred by both service providers.

		SOA to NPAC SMS Interface	Service Provider User sends a cancellation request for a Subscription Version created by that Service Provider with a status of pending that has not been concurred by the other Service Provider.

NPAC SMS Internal

1.       NPAC SMS automatically sets a pending Subscription Version to canceled after authorization for the transfer of service has not been received from the new Service Provider within a tunable timeframe.

2.       NPAC SMS automatically sets a pending Subscription Version to canceled if an activation request is not received a tunable amount of time after new Service Provider due date.

7	Pending to Cancel Pending	NPAC Operations Interface - NPAC Personnel	User cancels a Subscription Version with a status of pending that has been created/concurred by both Service Providers.

		SOA to NPAC SMS Interface	Service Provider User sends a cancellation request for a Subscription Version with a status of pending that has been concurred by the other Service Provider.

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Subscription Version Status

Subscription Version Status Interaction Descriptions
#	Interaction Name	Type	Description
8	Cancel Pending to Canceled	NPAC SMS Internal

NPAC SMS automatically sets a cancel pending Subscription Version to canceled after receiving cancel pending acknowledgment from the concurring Service Provider, or the final cancellation concurrence window has expired without cancel concurrence from the old Service Provider.

9	Creation - Set to Conflict	NPAC Operations Interface - NPAC Personnel	User creates a Subscription Version for the old Service Provider and does not provide authorization for the transfer of service.

		SOA to NPAC SMS Interface - Old Service Provider	User sends an old Service Provider Subscription Version creation request and does not provide authorization for the transfer of service.

10	Creation - Set to Pending	NPAC Operations Interface - NPAC Personnel

User creates a Subscription Version for either the new or old Service Provider. If the create is for the old Service Provider and authorization for the transfer of service is not provided, refer to # 9, Creation - Set to Conflict, NPAC Operations Interface.

SOA to NPAC SMS Interface

User sends a Subscription Version creation request for either the new or old Service Provider. If the create is for the old Service Provider, and authorization for the transfer of service is not provided, refer to # 9, Creation - Set to Conflict, SOA to NPAC SMS Interface.

11	Disconnect Pending to Sending	NPAC SMS Internal	NPAC SMS automatically sets a deferred disconnect pending Subscription Version to sending after the effective release date is reached.

12	Cancel Pending to Pending	SOA to NPAC SMS Interface or NPAC SOA Low-tech Interface	Service Provider User sends an un-do cancel-pending request for a Subscription Version with a status of cancel-pending for which the same Service Provider previously issued a cancel request.

13	Pending to Sending	NPAC Operations Interface - NPAC Personnel	User activates a pending Subscription Version for a Subscription Version with a new Service Provider due date less than or equal to today.

		SOA to NPAC SMS Interface - New Service Provider	New Service Provider User sends an activation message for a pending Subscription Version for a Subscription Version with a new Service Provider due date less than or equal to today.

14	Sending to Failed	NPAC SMS Internal	NPAC SMS automatically sets a Subscription Version from sending to failed after all Local SMSs fail Subscription Version activation after the tunable retry period expires.

15	Failed to Sending	NPAC Operations Interface - NPAC Personnel	User re-sends a failed Subscription Version.

16	Partially Failed to Sending	NPAC Operations Interface - NPAC Personnel	User re-sends a partial failure Subscription Version.

17	Sending to Partially Failed	NPAC SMS Internal

NPAC SMS automatically sets a Subscription Version from sending to partial failure after one or more, but not all, of the Local SMSs fail the Subscription Version activation after the tunable retry period expires.

18	Sending to Old	NPAC SMS Internal

NPAC SMS automatically sets a sending Subscription Version to old after a disconnect or “porting to original” port to all Local SMSs successfully completes. Disconnects that fail on one or more, but not all, Local SMSs will also be set to old.

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Subscription Version Status Interaction Descriptions
#	Interaction Name	Type	Description
19	Sending to Active	NPAC SMS Internal

1.       NPAC SMS automatically sets a sending Subscription Version to active after the Subscription Version activation is successful in all of the Local SMSs.

2.       NPAC SMS automatically sets a sending Subscription Version to active after the Subscription Version modification is successfully broadcast to any of the Local SMSs after all have responded.

3.       NPAC SMS automatically sets a sending Subscription Version to active after a failure to all Local SMSs on a disconnect.

20	Active to Sending	NPAC Operations Interface - NPAC Personnel	User disconnects an active Subscription Version and does not supply an effective release date, or User modifies an active Subscription Version or resends a failed disconnect or modify.

		SOA to NPAC SMS Interface - Current Service Provider	User sends a disconnect request for an active Subscription Version and does not supply an effective release date, or User modifies an active Subscription Version.

21	Active to Old	NPAC SMS Internal

NPAC SMS automatically sets the currently active Subscription Version to old once a currently active subscription version is superceded by a pending subscription version, due to the fact that the current version is set to old when an activate occurs. The new pending version is set to sending and then to active, partially failed, or old. On a disconnect the sending state occurs before the old.

22	Disconnect Pending to Active	NPAC Operations Interface - NPAC Personnel	User cancels a Subscription Version with a disconnect pending status.

		SOA to NPAC SMS Interface - New Service Provider	User sends a cancellation request for a disconnect pending Subscription Version.

23	Active to Disconnect Pending	NPAC Operations Interface - NPAC Personnel	User disconnects an active Subscription Version and supplies a future effective release date.

		SOA to NPAC SMS Interface - Current Service Provider	User sends a disconnect request for an active Subscription Version and supplies a future effective release date.

24	Old to Sending	NPA Operations Interface - NPAC Personnel	User re-sends a partial failure of a disconnect or partial failure or failure of a port-to-original Subscription Version.

25	Old to Old	NPAC SMS Internal

NPAC SMS automatically sets a Subscription Version from old to old after one or more previously failed Local SMSs successfully disconnect a Subscription Version, as a result of an audit or LSMS recovery. The Failed_SP_List is updated to reflect the updates to the previously failed SPs.

26	Partially Failed to Active	NPAC SMS Internal

NPAC SMS automatically sets a Subscription Version from partial failure to active after all previously failed Local SMSs successfully activate a Subscription Version, as a result of an audit or LSMS recovery. The Failed_SP_List is updated to reflect the updates to the previously failed SPs.

27	Partially Failed to Partially Failed	NPAC SMS Internal

NPAC SMS automatically sets a Subscription Version from partial failure to partial failure after one or more, but not all previously failed Local SMSs successfully activate a Subscription Version, as a result of an audit or LSMS recovery. The Failed_SP_List is updated to reflect the updates to the previously failed SPs.

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Number Pool Block Status

10 Number Pool Block Status

In the following table, the reference to “Number Pool Block” data when broadcasting to an LSMS is based on that Service Provider’s EDR Indicator (i.e., Number Pool Block object or Subscription Versions with LNP Type of POOL).

Number Pool Block Version Status Interaction Descriptions
#	Interaction Name	Type	Description
1	Creation - Set to Sending	NPAC SMS Internal	NPAC SMS creates a Number Pool Block for the Block Holder Service Provider.

		NPAC Operations Interface - NPAC Personnel	User sends a Number Pool Block creation request for the Block Holder Service Provider.

		SOA to NPAC SMS Interface - Block Holder Service Provider	The Service Provider User sends a Number Pool Block creation request for itself (the Block Holder Service Provider).

2	Sending to Partial Failure	NPAC SMS Internal

NPAC SMS automatically sets a Number Pool Block from sending to partial failure after one or more, but not all, of the Local SMSs fail the Number Pool Block activation after the tunable retry period expires.

3	Partial Failure to Sending	NPAC Operations Interface - NPAC Personnel	User re-sends a partial failure Number Pool Block.

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Number Pool Block Status

Number Pool Block Version Status Interaction Descriptions
#	Interaction Name	Type	Description
4	Sending to Failed	NPAC SMS Internal	NPAC SMS automatically sets a Number Pool Block from sending to failed after all Local SMSs fail Number Pool Block activation after the tunable retry period expires.

5	Failed to Sending	NPAC Operations Interface - NPAC Personnel	User re-sends a failed Number Pool Block.

6	Sending to Active	NPAC SMS Internal

1. NPAC SMS automatically sets a sending Number Pool Block to active after the Number Pool Block activation is successful in all of the Local SMSs.

2. NPAC SMS automatically sets a sending Number Pool Block to active after the Number Pool Block modification is broadcast to all of the Local SMSs and either all have responded or retries have been exhausted.

3. NPAC SMS automatically sets a sending Number Pool Block to active after a failure to all Local SMSs on a de-pool.

7	Active to Sending	NPAC Operations Interface - NPAC Personnel	1. User de-pools an active Number Pool Block. 2. User modifies an active Number Pool Block. 3. User resends a failed de-pool or modify Number Pool Block.

		SOA to NPAC SMS Interface - Block Holder Service Provider	User modifies an active Number Pool Block.

8	Sending to Old	NPAC SMS Internal

1. NPAC SMS automatically sets a sending Number Pool Block to old after a de-pool to all Local SMSs successfully completes.

2. NPAC SMS automatically sets a sending Number Pool Block to old after a de-pool that fails on one or more, but not all Local SMSs.

9	Old to Sending	NPA Operations Interface – NPAC Personnel	User re-sends a partial failure of a de-pool.

10	Partial Failure to Partial Failure	NPAC SMS Internal

NPAC SMS automatically sets a Number Pool Block from partial failure to partial failure after one or more, but not all previously failed Local SMSs successfully activate a Number Pool Block, as a result of an audit or LSMS recovery. The Failed_SP_List is updated to reflect the updates to the previously failed SPs.

11	Partial Failure to Active	NPAC SMS Internal

NPAC SMS automatically sets a Number Pool Block from partial failure to active after all previously failed Local SMSs successfully activate a Number Pool Block, as a result of an audit or LSMS recovery. The Failed_SP_List is updated to reflect the updates to the previously failed SPs.

12	Old to Old	NPAC SMS Internal

NPAC SMS automatically sets a Number Pool Block from old to old after one or more previously failed Local SMSs successfully de-pools a Number Pool Block, as a result of an audit or LSMS recovery. The Failed_SP_List is updated to reflect the updates to the previously failed SPs.

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NPAC SMS

INTEROPERABLE INTERFACE SPECIFICATION

APPENDICES A AND B

NANC Version 3.4.0d

Prepared for:

The North American Numbering Council (NANC)

May 31, 2011

Release 3.4: © 1997 - 2011 NeuStar, Inc.

The Work is subject to the terms of the GNU General Public License (the “GPL”), a copy of which may be found at ftp://prep.ai.mit.edu/pub/gnu/GPL. Any use of this Work is subject to the terms of the GPL. The “Work” covered by the GPL by operation of this notice and license is this document and any and all modifications to or derivatives of this document. Where the words “Program,” “software,” “source code,” “code,” or “files” are used in the GPL, users understand and agree that the “Work” as defined here is substituted for purposes of this notice and license.

Introduction		1

A.1 CMISE Primitive Errors		2

A.2 CMISE Primitive Error Descriptions		2

A.3 CMIP Error Mapping to NPAC SMS Errors		4

B.1 Overview		33

B.2 Audit Scenarios		34
B.2.1	SOA Initiated Audit	34
B.2.1.1	SOA Initiated Audit (continued)	36
B.2.2	SOA Initiated Audit Cancellation by the SOA	38
B.2.3	SOA Initiated Audit Cancellation by the NPAC	39
B.2.4	NPAC Initiated Audit	40
B.2.5	NPAC Initiated Audit Cancellation by the NPAC	42
B.2.6	Audit Query on the NPAC	43
B.2.7	SOA Audit Create for Subscription Versions within a Number Pool Block (previously NNP flow 6.1)	44
B.2.7.1	SOA Creates and NPAC SMS Starts Audit (previously NNP flow 6.1.1)	44
B.2.7.2	NPAC SMS Performs Audit Comparisons for a SOA initiated Audit including a Number Pool Block (previously NNP flow 6.1.2)	46
B.2.7.3	NPAC SMS Reports Audit Results (previously NNP flow 6.1.3)	48
B.2.8	NPAC SMS Audit Create for Subscription Versions Within a Number Pool Block (previously NNP flow 6.2)	49
B.2.8.1	NPAC SMS Creates and Starts Audit (previously NNP flow 6.2.1)	49
B.2.8.2	NPAC SMS Performs Audit Comparisons for NPAC initiated Audit including a Number Pool Block (previously NNP flow 6.2.2)	51
B.2.9	SOA Initiated Audit for a Pseudo-LRN Subscription Version	53
B.2.10	SOA Audit Create for Pseudo-LRN Subscription Versions within a Pseudo-LRN Number Pool Block	55
B.2.10.1	SOA Creates and NPAC SMS Starts Audit (previously NNP flow 6.1.1)	55
B.2.10.2	NPAC SMS Performs Audit Comparisons for a SOA initiated Audit including a Pseudo-LRN Number Pool Block	56
B.2.10.3	NPAC SMS Reports Audit Results (previously NNP flow 6.1.3)	58

B.3 Service Provider Scenarios		59
B.3.1	Service Provider Creation by the NPAC	59
B.3.2	Service Provider Deletion by the NPAC	61
B.3.3	Service Provider Modification by the NPAC	63
B.3.4	Service Provider Modification by the Local SMS	65
B.3.5	Service Provider Modification by the SOA	66
B.3.6	Service Provider Query by the Local SMS	67
B.3.7	Service Provider Query by the SOA	68

B.4 Service Provider Network Data Scenarios		69
B.4.1	NPA-NXX Scenarios	69
B.4.1.1	NPA-NXX Creation by the NPAC	69
B.4.1.2	NPA-NXX Modification by the NPAC	71
B.4.1.3	NPA-NXX Deletion by the NPAC	74
B.4.1.4	NPA-NXX Creation by the Local SMS	76
B.4.1.5	NPA-NXX Creation by the SOA	78
B.4.1.6	NPA-NXX Deletion by the Local SMS	80
B.4.1.7	NPA-NXX Deletion by SOA	82
B.4.1.8	NPA-NXX Query by the Local SMS	84

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B.4.1.9	NPA-NXX Query by the SOA	85
B.4.2	LRN Scenarios	86
B.4.2.1	LRN Creation by the NPAC	86
B.4.2.2	LRN Creation by the SOA	88
B.4.2.3	LRN Deletion by the SOA	90
B.4.2.4	LRN Query by the SOA	92
B.4.2.5	LRN Deletion by the NPAC	93
B.4.2.6	LRN Creation by the Local SMS	95
B.4.2.7	LRN Deletion by the Local SMS	97
B.4.2.8	LRN Query by the Local SMS	99
B.4.2.9	Network Data Download	100
B.4.2.10	Scoped/Filtered GET of Network Data	101
B.4.2.11	Scoped/Filtered GET of Network Data from SOA	102
B.4.3	Service Provider NPA-NXX-X	103
B.4.3.1	Service Provider NPA-NXX-X Create by NPAC SMS (previously NNP flow 1.1)	103
B.4.3.1.1	Service Provider NPA-NXX-X Create by NPAC SMS (continued)	105
B.4.3.2	Service Provider NPA-NXX-X Modification by NPAC SMS (previously NNP flow 1.2)	106
B.4.3.3	Service Provider NPA-NXX-X Deletion by NPAC SMS Prior to Number Pool Block Existence (previously NNP flow 1.3)	107
B.4.3.4	Service Provider NPA-NXX-X Query by SOA or LSMS (previously NNP flow 1.4)	109
B.4.3.5	Service Provider NPA-NXX-X Create by NPAC SMS for Pseudo-LRN	110
B.4.3.6	Service Provider NPA-NXX-X Modification by NPAC SMS for Pseudo-LRN	112
B.4.3.7	Service Provider NPA-NXX-X Deletion by NPAC SMS for Pseudo-LRN	114
B.4.4	Number Pool Block	116
B.4.4.1	Number Pool Block Create/Activate by SOA (previously NNP flow 2.1)	116
B.4.4.2	Number Pool Block Create by NPAC SMS (previously NNP flow 2.2)	119
B.4.4.3	Number Pool Block Create Broadcast Successful to Local SMS (previously NNP flow 2.3.1)	121
B.4.4.4	Number Pool Block Create: Successful Broadcast (previously NNP flow 2.3.2)	123
B.4.4.5	Number Pool Block Create Broadcast to Local SMS: Failure (previously NNP flow 2.4)	125
B.4.4.6	Number Pool Block Create Broadcast to Local SMS: Partial Failure (previously NNP flow 2.5.1)	128
B.4.4.7	Number Pool Block Create Broadcast Partially Failed NPAC SMS Updates (previously NNP flow 2.5.2)	130
B.4.4.8	Number Pool Block Create Resend Broadcast (previously NNP flow 2.6)	132
B.4.4.9	Number Pool Block Create Successful Resend Updates (previously NNP flow 2.7)	134
B.4.4.10	Number Pool Block Create Failed Resend NPAC SMS Updates (previously NNP flow 2.8)	136
B.4.4.11	Number Pool Block Create Partial-Failure Resend NPAC SMS Updates (previously NNP flow 2.9)	138
B.4.4.12	Number Pool Block Modify by NPAC SMS (previously NNP flow 2.10)	140
B.4.4.13	Number Pool Block Modify by Block Holder SOA (previously NNP flow 2.11)	143
B.4.4.14	Number Pool Block Modify Successful Broadcast to Local SMS Success (previously NNP flow 2.12.1)	146
B.4.4.15	Number Pool Block Modify Successful Broadcast NPAC SMS Updates (previously NNP flow 2.12.2)	147
B.4.4.16	Number Pool Block Modify Broadcast to Local SMS Failure (previously NNP flow 2.13)	149
B.4.4.17	Number Pool Block Modify Partial Failure Broadcast to Local SMS (previously NNP flow 2.14.1)	152
B.4.4.18	Number Pool Block Modify Broadcast Partial Failure NPAC SMS Updates (previously NNP flow 2.14.2)	153
B.4.4.19	Number Pool Block Modify Resend Broadcast (previously NNP flow 2.15)	155
B.4.4.20	Number Pool Block Modify Successful Resend Updates (previously NNP flow 2.16)	157
B.4.4.21	Number Pool Block Modify Failure Resend Updates (previously NNP flow 2.17)	159
B.4.4.22	Number Pool Block Modification of SOA-Origination Indicator (previously NNP flow 2.18)	161
B.4.4.23	Number Pool Block De-Pool by NPAC SMS (previously NNP flow 2.19)	162
B.4.4.24	Number Pool Block De-Pool Successful Broadcast of Subscription Version and Number Pool Block Deletes (previously NNP flow 2.20.1)	163
B.4.4.25	Number Pool Block De-Pool Broadcast Successful NPA-NXX-X Updates (previously NNP flow 2.20.2)	166

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B.4.4.26	Number Pool Block De-Pool Broadcast to Local SMS Failure (previously NNP flow 2.21)	168
B.4.4.27	Number Pool Block De-Pool Partial Failure Broadcast to Local SMS of Subscription Versions and Number Pool Block (previously NNP flow 2.22.1)	171
B.4.4.28	Number Pool Block De-Pool Broadcast Partial Failure NPAC SMS Updates (previously NNP flow 2.22.2)	172
B.4.4.29	Number Pool Block De-Pool Resend Broadcast (previously NNP flow 2.23)	174
B.4.4.30	Number Pool Block De-Pool Successful Resend Updates (previously NNP flow 2.24)	176
B.4.4.31	Number Pool Block De-Pool Resend Failure Updates (previously NNP flow 2.25)	179
B.4.4.32	Number Pool Block De-Pool Resend Partial Failure Updates (previously NNP flow 2.26)	181
B.4.4.33	Number Pool Block Query by SOA or LSMS (previously NNP flow 2.27)	183
B.4.4.34	Number Pool Block Create Broadcast Successful to Local SMS for Pseudo-LRN	184
B.4.4.35	Number Pool Block Create: Successful Broadcast for Pseudo-LRN	186
B.4.4.36	Number Pool Block De-Pool Successful Broadcast of Subscription Version and Number Pool Block Deletes for Pseudo-LRN	188
B.4.4.37	Number Pool Block De-Pool Broadcast Successful NPA-NXX-X Updates for a Pseudo-LRN	192

B.5 SubscriptionVersion Flow Scenarios		194
B.5.1	SubscriptionVersion Create/Activate Scenarios	194
B.5.1.1	Subscription Version Create by the Initial SOA (Old Service Provider)	195
B.5.1.1.1	Subscription Version Create by the Initial SOA (Old Service Provider) (continued)	197
B.5.1.2	SubscriptionVersion Create by the Initial SOA (New Service Provider)	198
B.5.1.2.1	Subscription Version Create by the Initial SOA (New Service Provider) (continued)	201
B.5.1.3	SubscriptionVersion Create by Second SOA (New Service Provider)	202
B.5.1.4	SubscriptionVersion Create by Second SOA (Old Service Provider) with Authorization to Port	205
B.5.1.4.1	SubscriptionVersion Create: No Create Action from the Old Service Provider SOA After Concurrence Window	207
B.5.1.4.2	SubscriptionVersion Create: No Create Action from the Old Service Provider SOA After Final Concurrence Window	208
B.5.1.4.3	Subscription Version Create: Failure to Receive Response from New SOA	209
B.5.1.4.4	SubscriptionVersion Create: No Create Action from the New Service Provider SOA After Concurrence Window	210
B.5.1.5	SubscriptionVersion Activated by New Service Provider SOA	211
B.5.1.6	Active SubscriptionVersion Create on Local SMS	213
B.5.1.6.1	Active Subscription Version Create on Local SMS Using Create Action	215
B.5.1.7	SubscriptionVersionCreate M-CREATE Failure to Local SMS	216
B.5.1.8	SubscriptionVersion M-CREATE: Partial Failure to Local SMS	218
B.5.1.9	Create Subscription Version: Resend Successful to Local SMS Action	220
B.5.1.10	Subscription Version: Resend Failure to Local SMS	222
B.5.1.11	SubscriptionVersion Create for Intra-Service Provider Port	224
B.5.1.12	SubscriptionVersion for Inter- and Intra- Service Provider Port-to-Original: Successful	227
B.5.1.12.1	Inter-Service Provider Subscription Version Port-to-Original: Successful (continued)	229
B.5.1.12.2	Intra-Service Provider Subscription Version Port-to-Original: Successful (continued)	231
B.5.1.13	SubscriptionVersion for Inter- and Intra- Service Provider Port-to-Original: All LSMSs Fail	233
B.5.1.13.1	Inter-Service Provider Subscription Version Port-to-Original: All LSMSs Fail (continued)	235
B.5.1.13.2	Intra-Service Provider Subscription Version Port-to-Original: All LSMSs Fail (continued)	237
B.5.1.14	SubscriptionVersion for Inter- and Intra- Service Provider Port-to-Original: Partial Failure	239
B.5.1.14.1	Inter-Service Provider Subscription Version Port-to-Original: Partial Failure (continued)	241
B.5.1.14.2	Intra-Service Provider Subscription Version Port-to-Original: Partial Failure (continued)	243
B.5.1.15	SubscriptionVersion Port-to-Original: Resend	245
B.5.1.15.1	Subscription Version Port-to-Original: Resend (continued)	246
B.5.1.16	SubscriptionVersion Port-to-Original: Resend Failure to Local SMS	248
B.5.1.16.1	SubscriptionVersion Port-to-Original: Resend Failure to Local SMS (continued)	250
B.5.1.17	Port-To-Original Subscription Version Flows for Pooled TNs	252
B.5.1.17.1	Subscription Version Port-to-Original of a Ported Pool TN Activation by SOA (previously NNP flow 3.1.1)	252

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B.5.1.17.2	Successful Broadcast of Port-to-Original Activation Request for a Pooled TN (previously NNP flow 3.1.2)	255
B.5.1.17.3	Successful Broadcast Complete NPAC SMS Updates for a Port-to-Original Request for a Pooled TN (previously NNP flow 3.1.3)	256
B.5.1.17.4	Subscription Version Create Port-to-Original of a Pool TN: Failure Broadcast to All Local SMSs (previously NNP flow 3.2.1)	259
B.5.1.17.5	Updates to NPAC SMS after Failure of Port-to-Original Broadcast for a Pooled TN (previously NNP flow 3.2.2)	260
B.5.1.17.6	Port-to-Original Activation Partial Failure Broadcast of a Pooled TN (previously NNP flow 3.3.1)	263
B.5.1.17.7	Partial-Failure Broadcast Complete NPAC SMS Updates of a Port-to-Original for a Pooled TN (previously NNP flow 3.3.2)	264
B.5.1.17.8	Port-to-Original NPAC SMS Initiates Successful Resend for a Pooled TN (previously NNP flow 3.4.1)	267
B.5.1.17.9	Successful Resend Broadcast of a Port-to-Original of a Pooled TN (previously NNP flow 3.4.2)	269
B.5.1.17.10	Updates to NPAC SMS after Successful Resend of Port-to-Original Request of a Pooled TN (previously NNP flow 3.4.3)	270
B.5.1.17.11	Subscription Version Create Port-to-Original of a Pool TN: Resend Failure to Local SMS (previously NNP flow 3.5)	273
B.5.1.17.12	Subscription Version Create Port-to-Original of a Pool TN: Resend Partial Failure to Local SMS (previously NNP flow 3.6)	276
B.5.1.17.13	Subscription Version Port-to-Original of a Pool TN – Creation Prior to NPA-NXX-X Effective Date (previously NNP flow 3.7)	279
B.5.1.18	SubscriptionVersion Inter-Service Provider Create by either SOA (Old or New Service Provider) with a Due Date which is Prior to the NPA-NXX Effective Date – Error	280
B.5.1.19	Pseudo-LRN Subscription Version Flows	281
B.5.1.19.1	Active Pseudo-LRN SubscriptionVersion Create on Local SMS for single TN	281
B.5.1.19.2	Active Pseudo-LRN Subscription Version Create on Local SMS Using Create Action	283
B.5.2	Modify Scenarios	285
B.5.2.1	SubscriptionVersion Modify Active Version Using M-ACTION by a Service Provider SOA	285
B.5.2.2	SubscriptionVersion Modify Active: Failure to Local SMS	288
B.5.2.3	SubscriptionVersion Modify Prior to Activate Using M-ACTION	291
B.5.2.4	SubscriptionVersion Modify Prior to Activate Using M-SET	294
B.5.2.5	Subscription Version Modify Active: Resend Successful to Local SMS	297
B.5.2.6	Subscription Version Modify Active: Resend Failure to Local SMS	300
B.5.2.7	SubscriptionVersion Modify Disconnect Pending Version Using M-ACTION by a Service Provider SOA	303
B.5.3	Cancel Scenarios	304
B.5.3.1	SubscriptionVersion Cancel by Service Provider SOA After Both Service Provider SOAs Have Concurred	304
B.5.3.1.1	Subscription Version Cancel by Service Provider SOA After Both Service Provider SOAs Have Concurred (continued)	306
B.5.3.2	SubscriptionVersionCancel: No Acknowledgment from a SOA	308
B.5.3.3	Subscription Version Cancels With Only One Create Action Received	311
B.5.3.4	Subscription Version Cancel by Current Service Provider for Disconnect Pending Subscription Verison	313
B.5.3.5	Un-Do Cancel-Pending Subscription Version Request	315
B.5.4	Disconnect Scenarios	317
B.5.4.1	SubscriptionVersion Immediate Disconnect	317
B.5.4.1.1	SubscriptionVersion Immediate Disconnect (continued)	319
B.5.4.2	SubscriptionVersion Disconnect With Effective Release Date	320
B.5.4.3	SubscriptionVersion Disconnect: Failure to Local SMS	321
B.5.4.4	SubscriptionVersion Disconnect: Partial Failure to Local SMS	323
B.5.4.5	Subscription Version Disconnect: Resend Successful to Local SMS	325
B.5.4.6	Subscription Version Disconnect: Resend Failure to Local SMS	327

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B.5.4.7	Disconnect Subscription Version Scenarios for TNs that are part of a Number Pool Block	329
B.5.4.7.1	SOA Initiates Successful Disconnect Request of Ported Pooled TN (previously NNP flow 4.1.1)	329
B.5.4.7.2	Successful Broadcast of Disconnect for a Ported Pooled TN After Block Activation (previously NNP flow 4.1.2)	331
B.5.4.7.3	Subscription Version Disconnect With Effective Release Date (replace/update existing flow B.5.4.2 with this flow here – NNP flow 4.2)	333
B.5.4.7.4	Subscription Version Disconnect of a Ported Pooled TN After Block Activation: Failure to Local SMS (previously NNP flow 4.3.1)	335
B.5.4.7.5	Subscription Version Disconnect for a Ported Pooled TN Broadcast Failure NPAC SMS Updates (previously NNP flow 4.3.2)	336
B.5.4.7.6	Subscription Version Disconnect of a Ported Pooled TN: Partial Failure to Local SMS (previously NNP flow 4.4.1)	338
B.5.4.7.7	Subscription Version Disconnect of a Ported Pooled TN Partial Failure Broadcast NPAC SMS Updates (previously NNP flow 4.4.2)	339
B.5.4.7.8	Subscription Version Disconnect of a Ported Pooled TN: Resend Successful to Local SMS (previously NNP flow 4.5.1)	341
B.5.4.7.9	Subscription Version Disconnect of a Ported Pooled TN Resend Successful NPAC SMS Updates (previously NNP flow 4.5.2)	343
B.5.4.7.10	Subscription Version Disconnect of a Ported Pooled TN: Resend Failure to Local SMS (previously NNP flow 4.6.1)	344
B.5.4.7.11	Subscription Version Disconnect of a Ported Pooled TN Resend Failure NPAC SMS Updates (previously NNP flow 4.6.2)	356
B.5.4.7.12	Subscription Version Disconnect of a Ported Pooled TN: Resend Partial Failure to Local SMS (previously NNP flow 4.7.1)	347
B.5.4.7.13	Subscription Version Disconnect of a Ported Pooled TN Resend Partial Failure Broadcast NPAC SMS Updates (previously NNP flow 4.7.2)	350
B.5.4.7.14	Subscription Version Immediate Disconnect of a Contaminated Pooled TN Prior to Block Activation (after Effective Date) (previously NNP flow 4.8)	351
B.5.4.8	SubscriptionVersion Disconnect of Pseudo-LRN SV	353
B.5.5	Conflict Scenarios	355
B.5.5.1	SubscriptionVersion Conflict by the NPAC SMS	355
B.5.5.1.1	Subscription Version Conflict Resolution by the NPAC SMS (continued)	357
B.5.5.2	Subscription Version Conflict Removal by the New Service Provider SOA	359
B.5.5.3	SubscriptionVersion Conflict: No Conflict Resolution	361
B.5.5.3.1	Subscription Version Conflict: No Conflict Resolution (continued)	363
B.5.5.4	Subscription Version Conflict by Old Service Provider Explicitly Not Authorizing (2nd Create)	364
B.5.5.5	Subscription Version Conflict Removal by the Old Service Provider SOA	367
B.5.6	SubscriptionVersion Query	369
B.5.6.1	Subscription Data Download	372

B.6 LSMS Filter NPA-NXX Scenarios		373
B.6.1	lsmsFilterNPA-NXX Creation by the Local SMS	373
B.6.2	lsmsFilterNPA-NXX Deletion by the Local SMS	374
B.6.3	lsmsFilterNPA-NXX Query by the Local SMS	375
B.6.4	lsmsFilterNPA-NXX Creation by the SOA	376
B.6.5	lsmsFilterNPA-NXX Deletion by the SOA	377
B.6.6	lsmsFilterNPA-NXX Query by the SOA	378

B.7 Local SMS and SOA Recovery		379
B.7.1	Sequencing of Events on Initialization/Resynchronization of Non-EDR Local SMS (previously NNP flow 5.2)	380
B.7.1.1	Sequencing of Events on Initialization/Resynchronization of Non-EDR Local using SWIM	384
B.7.2	Sequencing of Events on Initialization/Resynchronization of EDR Local SMS (previously NNP flow 5.1)	390
B.7.2.1	Sequencing of Events on Initialization/Resynchronization of EDR Local SMS using SWIM	394
B.7.3	Sequencing of Events on Initialization/Resynchronization of SOA	400
B.7.3.1	Sequencing of Events on Initialization/Resynchronization of SOA using SWIM	402

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B.8 Miscellaneous		406
B.8.1	SOA/Local SMS Notification of Scheduled NPAC Downtime	406
B.8.2	NPA-NXX Split	407
B.8.2.1	NPA-NXX Split that contains a block of pooled TNs Part 1 (previously NNP flow 7)	409
B.8.2.2	NPA-NXX Split that contains a block of pooled TNs Part 2 (previously NNP flow 7)	411
B.8.3	Mass Update	413
B.8.3.1	Mass Update for a range of TNs that contains a Number Pool Block (previously NNP flow 8)	415
B.8.4	Application Level Heartbeat Requests	418
B.8.4.1	NPAC initiated Application Level Heartbeat Request to local system	418
B.8.4.2	Local system initiated Application Level Heartbeat request	419
B.8.1	SPID Migration Requests	420
B.8.1.1	NPAC initiated SPID Migration Request to local system	420

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Introduction

Introduction

This document contains the appendices for the IIS document. The appendices are in a separate document from the body of the IIS due to the large size of the document.

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Appendix A: Errors

Appendix A. Errors

A

This section will be updated to accommodate the errors associated with ILL 130.

A.1	CMISE Primitive Errors

The following exhibit contains the valid errors associated with CMISE confirmed primitives used in the interoperable interfaces definitions. The situations under which these errors occur are documented in the message flow diagrams in Appendix B.

Exhibit 1. Valid Errors Associated with CMISE-Confirmed Primitives Used by the NPAC SMS

CMISE PRIMITIVE ERRORS

CMISE Primitive	Errors

M-EVENT-REPORT	invalidArgumentValue, noSuchArgument, noSuchObjectClass, noSuchObjectInstance, processingFailure, noSuchEventType

M-GET	accessDenied, classInstanceConflict, complexityLimitation, getListError, invalidFilter, invalidScope, noSuchObjectClass, noSuchObject-Instance, processingFailure, syncNotSupported

M-SET	accessDenied, class-InstanceConflict, complexityLimitation, invalidFilter, invalidScope, noSuchObjectClass, noSuchObject-Instance, processingFailure, syncNotSupported, setListError

M-ACTION	accessDenied, class-InstanceConflict, complexityLimitation, invalidArgumentValue, invalidFilter, invalidScope, noSuchAction, noSuchArgument, noSuchObjectClass, noSuchObject-Instance, processingFailure, syncNotSupported

M-CREATE	accessDenied, class-InstanceConflict, duplicateManaged-ObjectInstance, invalidAttributeValue, invalidObjectInstance, missingAttributeValue, noSuchAttribute, noSuchObjectClass, noSuchObject-Instance, processingFailure, noSuchReferenceObject

M-DELETE	accessDenied, class-InstanceConflict, complexityLimitation, invalidFilter, invalidScope, noSuchObjectClass, noSuchObject-Instance, processingFailure, syncNotSupported

A.2	CMISE Primitive Error Descriptions

accessDenied

The service provider does not have the authorization to do this operation.

Examples:

•	The service provider is not authorized to perform this type of operation.

•	The service provider is not the old or new service provider for the subscription version.

•	The modify of the subscription version will cause a mass update.

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Appendix A: Errors

•	The version selected for a disconnect is not active.

duplicateManagedObjectInstance

For create operations, the requested object already exists.

Examples:

•	Pending subscription version, NPA-NXX or LRN already exist on NPAC SMS.

classInstanceConflict

The object specified is not a member of the specified class.

complexityLimitation

A parameter was too complex to complete the operation.

invalidArgumentValue

A specified argument is not valid.

Examples:

•	An argument value does not pass validation for an action or event report.

•	A required parameter is missing for an action or event report.

•	An argument value does not exist.

invalidAttributeValue

A specified attribute is not valid.

invalidFilter

A filter specified is not valid.

invalidScope

The scope specified is not valid.

noSuchAction

A specified action is not recognized.

noSuchArgument

A specified argument is not recognized.

noSuchAttribute

A specified attribute is not recognized.

noSuchObjectClass

A specified object class is not recognized.

noSuchObjectInstance

The requested object does not exist.

Examples:

•	A query fails based on the search criteria.

•	The referenced object (subscription version, NPA-NXX, LRN, etc.) does not exist.

processingFailure

A general failure has occurred in processing the operation or notification A text string is needed to qualify the error message.

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Appendix A: Errors

Exhibit 2. processingFailure Errors

processingFailure Errors

Error ID		Description
0	lnpSpecificInfo (GraphicString)	Invalid CLASS DPC value.

resourceLimitation

The operation was not processed due to a resource limitation.

synchronizationNotSupported

The type of synchronization specified is not supported.

A.3	CMIP Error Mapping to NPAC SMS Errors

The following exhibit provides a mapping of errors generated in the NPAC SMS, to the CMIP error that is sent to a SOA/LSMS. CMIP errors are defined as follows:

accessDenied

Implies the service provider cannot perform the given task.

duplicateObjectInstance

The object already exists.

invalidArgumentValue

Represents invalidArgumentValue for an M-ACTION response, and invalidAttributeValue for M-CREATE and M-SET responses.

noSuchObjectInstance

The requested object does not exist.

processingFailure

The processing failed for the reason given.

The CMIP errors listed in the table should be used as a general guideline. Due to interaction of the different request types (M-ACTION, M-CREATE, M-SET, M-DELETE) and the internal handling of errors, some messages may be delivered to the SOA/LSMS using a different CMIP error than those listed in the table.

Exhibit 3 CMIP Error Mapping to NPAC SMS Errors

SMS Error	Description	CMIP Error	Description
0	No error	10	processingFailure_er
1	No error, used to signal multi-pass events that the processing is complete.	10	processingFailure_er
2	No error, used to signal multi-pass events that this is the first pass in processing.	10	processingFailure_er
100	Timer expected event that was missing, timer will be removed	10	processingFailure_er
101	Timer could not post event to queue due to database error	10	processingFailure_er
102	System call failed, PLEASE specify call in additional text.	10	processingFailure_er
103	operator new failed	10	processingFailure_er
104	Exception w/descriptive text thrown	10	processingFailure_er
105	Unknown Exception	10	processingFailure_er

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Appendix A: Errors

106	Unable to access CurrentEvent	10	processingFailure_er
107	Unable to access Events Manager	10	processingFailure_er
108	Could not open a directory	10	processingFailure_er
200	Timer expected event that was missing, timer will be removed	2	accessDenied_er
201	Timer could not post event to queue due to database error	2	accessDenied_er
202	System call failed, PLEASE specify call in additional text.	6	invalidAttributeValue_er
203	Operator new failed	10	processingFailure_er
204	Exception w/descriptive text thrown	10	processingFailure_er
205	Unknown Exception	2	accessDenied_er
206	Unable to access CurrentEvent	2	accessDenied_er
207	Unable to access Events Manager	2	accessDenied_er
208	Could not open a directory	2	accessDenied_er
209	Event retry limit reached	10	processingFailure_er
210	Can’t open a file	10	processingFailure_er
211	Event failed, unknown reason	10	processingFailure_er
212	Event failed, loaded with unknown reason	10	processingFailure_er
213	Event failed, sms engine couldn’t acquire lock	10	processingFailure_er
214	Array bounds exception	10	processingFailure_er
215	Event missing expected attribute	10	processingFailure_er
216	Array bounds error	10	processingFailure_er
2000	Required data for TN field(s) missing.	6	invalidAttributeValue_er
2001	Required due date entry missing from the subscription version.	6	invalidAttributeValue_er
2002	Required Customer Disconnect Date missing from the subscription version.	6	invalidAttributeValue_er
2003	Required New Service Provider ID missing from the subscription version.	6	invalidAttributeValue_er
2004	Required Old Service Provider ID missing from the subscription version.	6	invalidAttributeValue_er
2005	Required LRN missing.	6	invalidAttributeValue_er
2006	Required CLASS DPC missing.	6	invalidAttributeValue_er
2007	Required CLASS SSN missing.	6	invalidAttributeValue_er
2008	Required CNAM DPC missing.	6	invalidAttributeValue_er
2009	Required CNAM SSN missing.	6	invalidAttributeValue_er
2010	Required ISVM DPC missing.	6	invalidAttributeValue_er
2011	Required ISVM SSN missing.	6	invalidAttributeValue_er
2012	Required LIDB DPC missing.	6	invalidAttributeValue_er
2013	Required LIDB SSN missing.	6	invalidAttributeValue_er
2014	Required value for Date is missing from Network Data.	6	invalidAttributeValue_er
2015	Required value for Time is missing from Network Data.	6	invalidAttributeValue_er
2016	Required value for NPAC Customer Name is missing.	6	invalidAttributeValue_er
2017	Required value for NPAC Customer Id is missing.	6	invalidAttributeValue_er
2018	Required value for Transmission Media is missing from Network Data.	2	accessDenied_er
2019	Required value for NPAC Customer Type is missing from NPAC Customer.	6	invalidAttributeValue_er

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Appendix A: Errors

2020	Required value for Allowable Functions is missing from NPAC Customer.	2	accessDenied_er
2021	Required value for Download is missing from NPAC Customer.	2	accessDenied_er
2022	Required value for Maximum Query is missing from NPAC Customer.	2	accessDenied_er
2023	Required value for Name is missing from SP Contact.	10	processingFailure_er
2024	Required value for Address Line 1 is missing from SP Contact.	10	processingFailure_er
2025	Required value for NPAC Customer City is missing from SP Contact.	10	processingFailure_er
2026	Required value for Repair Center City is missing from SP Contact.	10	processingFailure_er
2027	Required value for NPAC Customer State is missing from SP Contact.	10	processingFailure_er
2028	Required value for Repair Center State is missing from SP Contact.	10	processingFailure_er
2029	Required value for NPAC Customer Zip Code is missing from SP Contact.	10	processingFailure_er
2030	Required value for Repair Center Zip Code is missing from NPAC Customer.	10	processingFailure_er
2031	Required value for Pager is missing from SP Contact.	10	processingFailure_er
2032	Required value for Pager PIN is missing from SP Contact.	10	processingFailure_er
2033	Required value for Fax is missing from SP Contact.	10	processingFailure_er
2034	Required value for Email is missing from SP Contact.	10	processingFailure_er
2035	Required value for NSAP is missing from NPAC Customer.	10	processingFailure_er
2036	Required value for TSAP is missing from NPAC Customer.	10	processingFailure_er
2037	Required value for SSAP is missing from NPAC Customer.	10	processingFailure_er
2038	Required value for PSAP is missing from NPAC Customer.	10	processingFailure_er
2039	Required value for IP is missing from NPAC Customer.	6	invalidAttributeValue_er
2040	Invalid value for CLASS DPC entered.	6	invalidAttributeValue_er
2041	Invalid value for CLASS SSN entered.	6	invalidAttributeValue_er
2042	Invalid value for CNAM DPC entered.	6	invalidAttributeValue_er
2043	Invalid value for CNAM SSN entered.	6	invalidAttributeValue_er
2044	Invalid value for ISVM DPC entered.	6	invalidAttributeValue_er
2045	Invalid value for ISVM SSN entered.	6	invalidAttributeValue_er
2046	Invalid value for LIDB DPC entered.	6	invalidAttributeValue_er
2047	Invalid value for LIDB SSN entered.	6	invalidAttributeValue_er
2048	TN NPA contains invalid data.	6	invalidAttributeValue_er
2049	TN NXX contains invalid data.	6	invalidAttributeValue_er
2050	TN extension field contains invalid data.	6	invalidAttributeValue_er
2051	Month field contains invalid data.	6	invalidAttributeValue_er
2052	Day field contains invalid data.	6	invalidAttributeValue_er

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Appendix A: Errors

2053	Year field contains invalid data.	6	invalidAttributeValue_er
2054	TN range ‘through’ field (ending extension value) contains invalid data.	6	invalidAttributeValue_er
2055	The entered due date and time must be greater than or equal to today’s date and time.	6	invalidAttributeValue_er
2056	Billing Service Provider ID contains invalid data.	6	invalidAttributeValue_er
2057	End-User Location Value contains invalid data.	6	invalidAttributeValue_er
2058	End-User Location Type contains invalid data.	6	invalidAttributeValue_er
2059	Invalid value for Time entered.	6	invalidAttributeValue_er
2060	Invalid value for Service ProviderName entered.	6	invalidAttributeValue_er
2061	Invalid value for Service Provider Id entered.	6	invalidAttributeValue_er
2062	Invalid value for LRN entered.	6	invalidAttributeValue_er
2063	Invalid value for Transmission Media entered.	6	invalidAttributeValue_er
2064	Invalid value for Service Provider Type entered.	6	invalidAttributeValue_er
2065	Invalid value for Allowable Functions entered.	6	invalidAttributeValue_er
2066	Invalid value for Download entered.	6	invalidAttributeValue_er
2067	Invalid value for Maximum Query entered.	6	invalidAttributeValue_er
2068	Invalid value for Contact Name entered.	10	processingFailure_er
2069	Invalid value for Address Line 1 entered.	10	processingFailure_er
2070	Invalid value for Address Line 2 entered.	10	processingFailure_er
2071	Invalid value for City entered.	10	processingFailure_er
2072	Invalid value for State entered.	10	processingFailure_er
2073	Invalid value for Zip Code entered.	10	processingFailure_er
2074	Invalid value for Pager entered.	10	processingFailure_er
2075	Invalid value for Pager PIN entered.	10	processingFailure_er
2076	Invalid value for Fax entered.	10	processingFailure_er
2077	Invalid value for Email entered.	10	processingFailure_er
2078	Invalid value for NSAP entered.	10	processingFailure_er
2079	Invalid value for TSAP entered.	10	processingFailure_er
2080	Invalid value for SSAP entered.	10	processingFailure_er
2081	Invalid value for PSAP entered.	10	processingFailure_er
2082	Invalid value for IP entered.	6	invalidAttributeValue_er
2083	Identical values must be entered into both PASSWORD fields.	2	accessDenied_er
2084	Password field must be non-null.	6	invalidAttributeValue_er
2085	Password must consist of at least 6 case-sensitive alphanumeric characters including at least 1 alphabetic and 1 numeric or punctuation character.	6	invalidAttributeValue_er
2086	Password may not contain the associated userid.	6	invalidAttributeValue_er
2087	Input attribute not recognized	2	accessDenied_er

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Appendix A: Errors

2088	Required value for contact type is missing.	10	processingFailure_er
2089	Required data for TN field(s) missing from contact list	10	processingFailure_er
2090	PDP Start Date cannot be modified while split is in progress	6	invalidAttributeValue_er
2091	Modify disconnect SVs must be in ‘disconnect-pending’ state.	2	accessDenied_er
2092	unnecessary optional field if old spid	6	invalidAttributeValue_er
2093	unnecessary sv_type if old spid	6	invalidAttributeValue_er
2094	unnecessary optional field if pto	6	invalidAttributeValue_er
2095	unnecessary sv_type if pto	6	invalidAttributeValue_er
2096	optional field is not valid	6	invalidAttributeValue_er
2097	sv_type is not valid	6	invalidAttributeValue_er
2098	spid supplied an optional field it does not support	6	invalidAttributeValue_er
2099	spid supports sv_type but fails to provide	18	missingAttributeValue
2100	optional field is not known	6	invalidAttributeValue_er
2101	unnecessary optional field	6	invalidAttributeValue_er
2102	unnecessary sv_type	6	invalidAttributeValue_er
2103	spid supplied sv_type it does not support	6	invalidAttributeValue_er
2105	SP must support linked reply for SWIM recovery	2	accessDenied_er
2106	SP requesting SWIM recovery does not support SWIM	2	accessDenied_er
2107	Action ID not valid	6	invalidAttributeValue_er
2108	Required service provider type is not supplied	6	invalidAttributeValue_er
2109	Service provider type is not valid	6	invalidAttributeValue_er
2110	SP is not allowed to modify service provider type	2	accessDenied_er
2111	Service provider type is not consistent with its name	6	invalidAttributeValue_er
2112	new SP cannot resolve conflict with cause code of 50 or 51	2	accessDenied_er
2113	SV in wrong status for undo-cancel operation	1	noSuchObjectInstance
2114	SV in wrong new status for undo-cancel operation	6	invalidAttributeValue_er
2115	Undo-cancel originator SP has not canceled the SV	2	accessDenied_er
2116	Missing input data for undo-cancel operation	6	invalidAttributeValue_er
2117	SP exceeded LSMS or SOA SWIM recovery limit	10	processingFailure_er
2118	Undo Cancel Not Supported In This Region.	2	accessDenied_er
2119	SP Does Not Support SPID Recovery.	2	accessDenied_er
2120	A dashx operation cannot be performed if there is an operation already scheduled.	2	accessDenied_er
2125	Either DashX range or all failures is required on resend	6	invalidAttributeValue_er

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Appendix A: Errors

2126	Job type is not valid	6	invalidAttributeValue_er
2127	Project ID is not valid	6	invalidAttributeValue_er
2128	Profile ID is not valid	6	invalidAttributeValue_er
2129	Job priority is not valid	6	invalidAttributeValue_er
2130	Provided attribute is not allowed for the job action	2	accessDenied_er
2131	Invalid Project ID	6	invalidAttributeValue_er
2132	Project_Id and Project_name, if supplied, must be provided as a pair to uniquely identify a project	6	invalidAttributeValue_er
2133	Either query expression or TN_list or DashX_list must be provided	6	invalidAttributeValue_er
2134	Starting TN is missing	6	invalidAttributeValue_er
2135	DPC, SSN pair not valid	6	invalidAttributeValue_er
2136	Job is not allowed to be modified for current status	6	invalidAttributeValue_er
2137	Modify the specific attribute is not allowed for a job already started	2	accessDenied_er
2138	Re-calculating is not allowed for a job already started	2	accessDenied_er
2139	Job is not allowed to be canceled for current status	2	accessDenied_er
2140	Job is not allowed to be paused for current status	2	accessDenied_er
2141	Job is not allowed to be resumed for current status	2	accessDenied_er
2142	Job is not allowed to be re-run for current status	2	accessDenied_er
2143	Nothing to be re-run for the job	2	accessDenied_er
2144	A backed out job is not allowed to be backed out again	2	accessDenied_er
2145	Nothing to be backed out for the job	2	accessDenied_er
2146	Job is not allowed to be backed out for current status	2	accessDenied_er
2147	A mass port job is not allowed to be backed out	2	accessDenied_er
2148	Job_SVStatus is not valid	6	invalidAttributeValue_er
2149	Query criteria is not valid	6	invalidAttributeValue_er
2150	Job profile operation period type is not valid	6	invalidAttributeValue_er
2151	Job profile operation time is not valid	6	invalidAttributeValue_er
2152	Job working file no longer exists	6	invalidAttributeValue_er
2153	Supplied TN list cannot have duplicate or overlap	6	invalidAttributeValue_er
2154	For each DashX in the list, starting dashX must be specified	6	invalidAttributeValue_er
2155	Supplied DashX list cannot have duplicate or overlap	6	invalidAttributeValue_er
2156	Job ID is not allowed for create job request	6	invalidAttributeValue_er
2157	New SPID must be job SPID for SV Create job request	6	invalidAttributeValue_er
2158	Port_to_original SV create request cannot have routing data	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	9

Appendix A: Errors

2159	Can not modify PTO flag for SV create request	2	accessDenied_er
2160	Can not modify job type	2	accessDenied_er
2161	Can not modify job SPID	2	accessDenied_er
2162	The Status Change Cause Code not valid	6	invalidAttributeValue_er
2163	Old SPID must be job SPID for SV Release job request	6	invalidAttributeValue_er
2164	Job Spid AS_NEW indicator is not valid	6	invalidAttributeValue_er
2165	Only job with SV or PB failures can be re-run	2	accessDenied_er
2166	Only job with null backout_start_ts and non-zero SV or PB processed count can be backed out	2	accessDenied_er
2167	Project_Id and Project_Name must be unique	6	invalidAttributeValue_er
2168	Job profile operation type is not valid	6	invalidAttributeValue_er
2169	Create Job Profile request must provide all nine sets of values in OPERATION_HOUR_LIST	6	invalidAttributeValue_er
2170	Profile name must be unique	6	invalidAttributeValue_er
2171	Backout modify is not allowed since attribute value has changed	6	invalidAttributeValue_er
2172	Can not perform MUMP action on the TN which is likely a hole in the range	6	invalidAttributeValue_er
2173	Since job’s last TN or DashX list recalculate, SV or DashX has been modified	6	invalidAttributeValue_er
2174	Project_ID already exists, it must be unique	6	invalidAttributeValue_er
2175	Modify is not allowed since modify attribute value matches existing value	6	invalidAttributeValue_er
2176	Optional field not allowed since the region does not support optional field data	6	invalidAttributeValue_er
2177	SV_type not allowed since the region does not support SV_type data	6	invalidAttributeValue_er
2178	Create LISP PTO is not supported in this region	2	accessDenied_er
2179	Modify disconnect request is not supported in this region	2	accessDenied_er
2180	Due date is not needed with floating due date option	6	invalidAttributeValue_er
2181	MUMP request fails customer data validation	6	invalidAttributeValue_er
2183	Local job data list must match composite job type	2	accessDenied_er
2184	Specified member job cannot be found for the composite job	2	accessDenied_er
2185	Only complete or auto-paused composite job with SV failures can be re-run	2	accessDenied_er
2186	For composite job entered old SP due date and new SP due date must match	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	10

Appendix A: Errors

2187	MUMP job item failed in a previous dependent job	6	invalidAttributeValue_er
2188	TN range size must be between 0 and max allowed tunable value	6	invalidAttributeValue_er
2189	Can not modify special job indicator	6	invalidAttributeValue_er
2190	Delete MUMP profile is denied due to associated MUMP job	2	accessDenied_er
2191	Region does not support medium timer	6	invalidAttributeValue_er
2192	SP does not support medium timer	6	invalidAttributeValue_er
2193	Request must have medium timer indicator if SOA supports medium timer	6	invalidAttributeValue_er
2194	Wrong medium timer indicator is supplied	6	invalidAttributeValue_er
2195	New SP cannot modify medium timer indicator after Old SP creation	6	invalidAttributeValue_er
2196	Medium timer indicator cannot be modified after SV activation	6	invalidAttributeValue_er
2197	Medium timer indicator not allowed for PoolBlock	6	invalidAttributeValue_er
2198	Pseudo LRN is not supported by service provider	2	accessDenied_er
2199	Pseudo LRN is not supported by service provider’s LTI	2	accessDenied_er
2200	Can not modify active LRN to pseudo LRN	6	invalidAttributeValue_er
2201	Can not modify pseudo LRN to active LRN	6	invalidAttributeValue_er
2202	Pseudo LRN port away from active LRN SV, DashX, or PoolBlock not allowed	2	accessDenied_er
2203	Only code holder can create pseudo LRN DashX	2	accessDenied_er
2204	Modify pseudo LRN indicator is not allowed	2	accessDenied_er
2205	Create or delete pseudo LRN is not allowed	2	accessDenied_er
2206	Pseudo LRN indicator is not consistent with LRN value	6	invalidAttributeValue_er
2207	Create active LRN DashX with pseudo LRN SV is not allowed	2	accessDenied_er
2208	Pseudo LRN port must be LISP	6	invalidAttributeValue_er
3000	Value entered for system tunable is out of range.	2	accessDenied_er
3001	You entered an invalid logon name or password.	6	invalidAttributeValue_er
3002	The User Group and User Level have conflicting access levels.	2	accessDenied_er
3003	Non-unique userid was entered for this user.	6	invalidAttributeValue_er
3004	Your password has expired.	2	accessDenied_er
3005	New password must differ from old passwords	2	accessDenied_er
3006	System was unable to add user	2	accessDenied_er
3007	Not all user data needed was provided	6	invalidAttributeValue_er
3008	Operation referenced a user that does not exist.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	11

Appendix A: Errors

3009	Update of a tunable failed or tunable is missing.	2	accessDenied_er
3010	Unable to load holiday collection from DB.	10	processingFailure_er
3011	Unable to add a holiday to the collection	2	accessDenied_er
3012	Unable to delete a holiday from the collection	2	accessDenied_er
3013	Unable to find a holiday in the collection	2	accessDenied_er
3014	Event has incorrect subtype	6	invalidAttributeValue_er
3015	End time is before start time	6	invalidAttributeValue_er
3016	Start time is before now	6	invalidAttributeValue_er
3017	Tunable already exists	11	duplicateManagedObjectInstance
3018	Tunable doesn’t exist and must in order to be modified	1	noSuchObjectInstance
3019	Tunable has invalid value	6	invalidAttributeValue_er
3020	Your account has been idle too long and must be reset by NPAC Personnel	2	accessDenied_er
3021	Unable to load blackout date collection from DB	6	invalidAttributeValue_er
3022	Unable to add a blackout date to the collection	6	invalidAttributeValue_er
3023	Unable to delete a blackout date from the collection	6	invalidAttributeValue_er
3024	Unable to find a blackout date in the collection	6	invalidAttributeValue_er
3500	Password will expire in <x> days.	2	accessDenied_er
3501	The user about to be deleted is currently logged on to the system.	2	accessDenied_er
3502	This action will affect the entire NPAC SMS.	2	accessDenied_er
3503	Your password has expired.	2	accessDenied_er
3504	The NPAC is not accepting logins at this time	10	processingFailure_er
4000	Key List creation failure.	2	accessDenied_er
4001	Mismatch of hash values for key in key list.	10	processingFailure_er
4002	Failure calculating checksum for key list.	2	accessDenied_er
4003	No keys available for this NPAC Customer in any active key list.	2	accessDenied_er
4004	Non-unique keys found in key list.	6	invalidAttributeValue_er
4005	No active key list available for this NPAC Customer.	2	accessDenied_er
4006	Invalid Key File Format.	6	invalidAttributeValue_er
4007	Key List generation is already in progress.	2	accessDenied_er
4008	Illegal key list state change failure	2	accessDenied_er
4009	Missing required data in key management event	6	invalidAttributeValue_er
4010	Key File event failed to process correctly	2	accessDenied_er
4011	New key specified by service provider is not usable	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	12

Appendix A: Errors

4012	Failure reading key file, invalid key data or list id.	6	invalidAttributeValue_er
4013	Failure reading keys from key list in database.	10	processingFailure_er
4500	There are fewer than 100 keys remaining for this Service Provider.	6	invalidAttributeValue_er
4750	No match found in the database for the search criteria.	1	noSuchObjectInstance
5000	Item being added already exists in the database.	11	duplicateManagedObjectInstance
5001	One or more subscriptions will be affected by change. Change is denied.	2	accessDenied_er
5002	One or more LRNs will be affected by change. Change/Delete is denied.	2	accessDenied_er
5003	One or more NPA-NXXs will be affected by change. Change/Delete is denied.	2	accessDenied_er
5004	Subscriptions in either partial failed or sending state are associated with the change. Change/Delete is denied.	2	accessDenied_er
5005	GTT data is not equivalent across TN range specified. Modify the TN range.	6	invalidAttributeValue_er
5006	Bulk Download - invalid criteria specified	10	processingFailure_er
5007	Bulk Download - file error	10	processingFailure_er
5008	Resync Data - invalid criteria specified	6	invalidAttributeValue_er
5009	LrnId is required if no customer id, on delete lrn action.	6	invalidAttributeValue_er
5010	The requested LRN does not exist in the NPAC SMS system.	1	noSuchObjectInstance
5011	No network data match for search criteria in database.	1	noSuchObjectInstance
5012	Requestor doesn’t own item being deleted.	2	accessDenied_er
5013	Effective date cannot be modified because it has already passed.	2	accessDenied_er
5014	Resync Data - Maximum records reached or exceeded.	2	accessDenied_er
5015	Npa required for delete if no NpaNxxId.	6	invalidAttributeValue_er
5016	Nxx required for delete if no NpaNxxId.	6	invalidAttributeValue_er
5017	Lrn required for delete if no lrnId.	6	invalidAttributeValue_er
5018	NpaNxx Accept - invalid or missing npa	6	invalidAttributeValue_er
5019	NpaNxx Accept - invalid or missing nxx	6	invalidAttributeValue_er
5020	NpaNxx Accept - invalid or missing customer id	6	invalidAttributeValue_er
5021	NpaNxx Accept - invalid or missing accepted id	6	invalidAttributeValue_er
5022	CustomerId and name passed in do not match those in database.	6	invalidAttributeValue_er
5023	An error which can be overridden has occurred.	2	accessDenied_er
5024	Ending npa/nxx doesn’t exist in database.	6	invalidAttributeValue_er
5025	A network object is in another migration.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	13

Appendix A: Errors

5027	Npa required for npa split.	6	invalidAttributeValue_er
5028	New Npa required for npa split.	6	invalidAttributeValue_er
5031	PDP Start required for npa split.	6	invalidAttributeValue_er
5032	PDP End required for npa split.	6	invalidAttributeValue_er
5033	Resync Type required for resync.	6	invalidAttributeValue_er
5034	Resync Start TS required for resync.	6	invalidAttributeValue_er
5035	Npa required for resync of type npa range.	6	invalidAttributeValue_er
5036	Ending Npa required for resync of type npa range.	6	invalidAttributeValue_er
5037	Nxx required for resync of type npa range.	6	invalidAttributeValue_er
5038	Ending Nxx required for resync of type npa range.	6	invalidAttributeValue_er
5039	Lrn required for resync of type lrn range.	6	invalidAttributeValue_er
5040	End Lrn required for resync of type lrn range.	6	invalidAttributeValue_er
5041	No NpaNxx is available from the NPANXX::SelectRandom() method.	6	invalidAttributeValue_er
5042	Request failed on previous npaNxx.	10	processingFailure_er
5043	Request failed on previous lrn.	10	processingFailure_er
5044	There are no npanxx’s in the specified range	6	invalidAttributeValue_er
5045	Supplied customer id does not match any npanxx’s in range	6	invalidAttributeValue_er
5046	Resync rollup failed	2	accessDenied_er
5047	Resync returned zero records	2	accessDenied_er
5048	Resync time range exceeds duration tunable	2	accessDenied_er
5050	Active SVs found for the new NPA-NXX.	6	invalidAttributeValue_er
5051	Invalid Permissive Dialing Period Date entered.	6	invalidAttributeValue_er
5052	NPA-NXX Already involved in another split.	6	invalidAttributeValue_er
5053	Missing required data: NXX List.	6	invalidAttributeValue_er
5054	Missing required data: NPA Split Id.	6	invalidAttributeValue_er
5055	Permissive Dialing Period End Date must be after now.	6	invalidAttributeValue_er
5056	Missing required data: PDP End Date and/or Nxx List.	6	invalidAttributeValue_er
5057	Permissive Dialing Period Start Date must be after now.	6	invalidAttributeValue_er
5058	PDP Start date must be before PDP End date.	6	invalidAttributeValue_er
5059	PDP Start value must equal Effective timestamp of each new NPA-NXX involved in the split.	6	invalidAttributeValue_er
5060	New and old NPA-NXX records must be owned by same SP.	6	invalidAttributeValue_er
5061	Cannot Delete a split after the start of PDP.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	14

Appendix A: Errors

5062	The NPA-NXX is currently involved in a split.	6	invalidAttributeValue_er
5070	FAILURE attempting to update NPA-NXX.	2	accessDenied_er
5071	FAILURE attempting to delete NPA_SPLIT_LOG records.	2	accessDenied_er
5072	FAILURE attempting to delete NPA_SPLIT records.	2	accessDenied_er
5073	Delete denied due to associated NPA-NXX-Xs.	6	invalidAttributeValue_er
5074	Block action denied due to spid not owning lrn.	6	invalidAttributeValue_er
5075	Create block failed due to too many tns in block.	6	invalidAttributeValue_er
5076	Create block failed due to tns already in another block.	2	accessDenied_er
5077	NPA-NXX-X action denied due to effective date before NpaNxx effective ts.	6	invalidAttributeValue_er
5078	Block id is required for block modify.	6	invalidAttributeValue_er
5079	Lrn or GTT Data is required for block modify.	6	invalidAttributeValue_er
5080	Block does not exist in database.	2	accessDenied_er
5081	NPA-NXX-X delete denied due to non-active block.	2	accessDenied_er
5082	Customer delete denied due to associated SPID Migrations.	6	invalidAttributeValue_er
5083	BlockId does not exist in the NPAC system.	6	invalidAttributeValue_er
5084	The TUNA_MAXIMUM_BLOCK_RANGE value for querying blocks is missing.	6	invalidAttributeValue_er
5085	Blocks found: exceed maximum query limit.	10	processingFailure_er
5086	Block Holder cannot equal the code holder.	6	invalidAttributeValue_er
5087	The NpaNxxAcceptId does not exist in the NpaNxxAcceptTable.	6	invalidAttributeValue_er
5088	NPA-NXX-X action denied: effective date is before NPA-NXX live timestamp.	2	accessDenied_er
5089	SV action denied because due date is before NPA-NXX live timestamp.	2	accessDenied_er
5090	NetworkNotificationRecoveryAction time range is invalid	6	invalidAttributeValue_er
5091	NetworkNotificationRecoveryAction time range exceeds tunable	2	accessDenied_er
5092	NPA-NXX-X delete denied due to associated failed LSMS entries.	2	accessDenied_er
5093	Pending-like with active pooled SVs and Pending-like PTO SVs exist.	2	accessDenied_er
5094	Cannot delete NPA-NXX-X using new Npa for a scheduled split.	2	accessDenied_er
5095	The NPA-NXX-X ID is required.	6	invalidAttributeValue_er
5096	No matching NPA-NXX-X exists in the database.	1	noSuchObjectInstance

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	15

Appendix A: Errors

5097	The NPA-NXX-X is required.	18	missingAttributeValue
5098	The SOA Origination Indicator is required.	18	missingAttributeValue
5099	A scheduled create block event is required.	18	missingAttributeValue
5100	The effective date specified for the DashX is prior to today.	6	invalidAttributeValue_er
5101	Block Create request is before NPA-NXX-X’s effective date.	6	invalidAttributeValue_er
5102	A pending/conflict/cancel-pending/failed PTO SV exists.	2	accessDenied_er
5103	LIDB SSN is not allowed.	6	invalidAttributeValue_er
5104	LIDB DPC is not allowed.	6	invalidAttributeValue_er
5105	ISVM SSN is not allowed.	6	invalidAttributeValue_er
5106	ISVM DPC is not allowed.	6	invalidAttributeValue_er
5107	CNAM SSN is not allowed.	6	invalidAttributeValue_er
5108	CNAM DPC is not allowed.	6	invalidAttributeValue_er
5109	CLASS SSN is not allowed.	6	invalidAttributeValue_er
5110	CLASS DPC is not allowed.	6	invalidAttributeValue_er
5111	LRN is not allowed.	6	invalidAttributeValue_er
5112	A pooled block already exists.	2	accessDenied_er
5113	Cannot modify an NPA-NXX-X using the new Npa of a scheduled split.	2	accessDenied_er
5114	Cannot create an NPA-NXX-X using the new Npa of a scheduled split.	2	accessDenied_er
5115	Effective date is not allowed.	6	invalidAttributeValue_er
5116	An NPA-NXX-X exists for the new Npa.	2	accessDenied_er
5117	PDP Start, PDP End, or NXX List must be supplied in modify request.	6	invalidAttributeValue_er
5118	New NPA-NXX already exists.	6	invalidAttributeValue_er
5119	PDP Start Date cannot be changed if pending SVs exist in new NPA-NXX	6	invalidAttributeValue_er
5120	At least one of old and new NPA-NXX must exist.	6	invalidAttributeValue_er
5121	PDP Start date cannot change after PDP Start.	6	invalidAttributeValue_er
5122	An SV exists in both the old and new NPA-NXX.	6	invalidAttributeValue_er
5123	A DashX exists in the new NPA-NXX.	6	invalidAttributeValue_er
5124	Cannot create LISP PTO with scheduled block creation.	2	accessDenied_er
5125	Deferred disconnect timer is firing, modify denied.	2	accessDenied_er
5126	LRN specified for SV is in a different LATA from TN.	6	invalidAttributeValue_er
5127	LRN specified for Block is in a different LATA from DashX.	6	invalidAttributeValue_er
5128	SPID migration file open error.	6	invalidAttributeValue_er
5129	LATA ID Not Found in the LATA File.	6	invalidAttributeValue_er
5130	LATA File Access Error.	6	invalidAttributeValue_er
5131	Notification recovered exceeded max tunable for sp supports linked reply.	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	16

Appendix A: Errors

5132	BDD response file invalid	6	invalidAttributeValue_er
5133	Processing BDD response file failed	2	accessDenied_er
5134	Consistency check failed for network item (i.e. LRN, NPANXX, and DashX)	2	accessDenied_er
5135	NPA-NXX not valid for this region.	6	invalidAttributeValue_er
5136	Pooling slot is not available	10	processingFailure_er
5137	Can’t mass depool, block create scheduled	10	processingFailure_er
5138	OCN of NPANXX does not match SPID	2	accessDenied_er
5139	NpaNxx modify new effective date is in the past	10	processingFailure_er
5140	SPID Migration request error	6	invalidAttributeValue_er
5500	One or more subscriptions will be affected by change. Require user acknowledgment to proceed.	2	accessDenied_er
6000	Item being added already exists in the database.	6	invalidAttributeValue_er
6001	One or more subscriptions will be affected by change. Change is denied.	2	accessDenied_er
6002	One or more npa-nxxs are associated with this customer, Delete is denied.	2	accessDenied_er
6003	One or more lrns are associated with this customer, Delete is denied.	2	accessDenied_er
6004	Service Provider ID cannot be modified.	6	invalidAttributeValue_er
6005	The Service Provider being modified does not exist in the database.	1	noSuchObjectInstance
6006	The Service Provider being deleted does not exist in the database, or has already been deleted.	1	noSuchObjectInstance
6007	Invalid type for SP Contact	10	processingFailure_er
6008	The info array is missing from the SP Contact.	6	invalidAttributeValue_er
6009	The network address list array is missing from the Customer.	6	invalidAttributeValue_er
6010	The network address type is missing from the Customer.	10	processingFailure_er
6011	The npac customer contact is missing from the Customer.	10	processingFailure_er
6012	The billing contact is missing from the Customer.	10	processingFailure_er
6013	The security contact is missing from the Customer.	10	processingFailure_er
6014	The repair contact is missing from the Customer.	10	processingFailure_er
6015	At least one network address is required for Customer.	6	invalidAttributeValue_er
6016	Country is invalid in contact data	10	processingFailure_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	17

Appendix A: Errors

6028	Event subtype not recognized	6	invalidAttributeValue_er
6029	Invalid operation for this NPAC Customer	2	accessDenied_er
6030	SP User cannot modify Customer Name on modify.	6	invalidAttributeValue_er
6031	SP User cannot modify allowable functions mask on modify.	6	invalidAttributeValue_er
6032	Required value for country is missing from contact data.	10	processingFailure_er
6033	SP block indicator must be only attribute on event	6	invalidAttributeValue_er
6034	LTI-Only Customer attribute missing from event	6	invalidAttributeValue_er
6035	SP cannot modify sp block indicator flag	6	invalidAttributeValue_er
6036	Customer cannot be deleted if associated with primary or secondary customer	6	invalidAttributeValue_er
6037	Active customer to modify or delete does not exist	2	accessDenied_er
6038	Customer cannot be modified to LTI User if associated customers exist.	6	invalidAttributeValue_er
6039	Customer Request denied due to duplicate Network Address PSAP.	6	invalidAttributeValue_er
6040	Customer does not exist and cannot be added as a Secondary Customer.	1	noSuchObjectInstance
6041	This customer must be removed from all router config lists before it can be deleted.	2	accessDenied_er
6042	Reporting Effective Date for DashX must be supplied.	6	invalidAttributeValue_er
6043	Reporting Effective Date for DashX is invalid.	6	invalidAttributeValue_er
6044	Pooling Administrator Contact for DashX must be supplied.	6	invalidAttributeValue_er
6045	Pooling Administrator Contact for DashX is invalid.	6	invalidAttributeValue_er
6046	Request Method for DashX must be supplied.	6	invalidAttributeValue_er
6047	Request Method for DashX is invalid.	6	invalidAttributeValue_er
6048	Update Type for DashX must be supplied.	6	invalidAttributeValue_er
6049	Update Type for DashX is invalid.	6	invalidAttributeValue_er
6050	Service Provider Contact for DashX must be supplied.	6	invalidAttributeValue_er
6051	Service Provider Contact for DashX is invalid.	6	invalidAttributeValue_er
6052	Pooling Administrator Notification for DashX is invalid.	6	invalidAttributeValue_er
6053	Block Holder Notification for DashX is invalid.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	18

Appendix A: Errors

6054	Not Completed Reason for DashX is invalid.	6	invalidAttributeValue_er
6055	Code Holder Notification for DashX is invalid.	6	invalidAttributeValue_er
6500	One or more subscriptions will be affected by change. Require user acknowledgment to proceed.	6	invalidAttributeValue_er
6750	No match found in the database for the search criteria.	1	noSuchObjectInstance
6751	<x> Subscriptions found: exceed maximum query limit.	6	invalidAttributeValue_er
6752	No subscription versions found for the given input search criteria.	1	noSuchObjectInstance
6753	Warning - Primary Customer has no SOA Functionality Set.	6	invalidAttributeValue_er
6754	Warning - Secondary Customer has no SOA Functionality Set.	6	invalidAttributeValue_er
7000	The NPA-NXX for this operation does not exist in the NPAC SMS system.	1	noSuchObjectInstance
7001	Service Provider ID does not exist in the NPAC SMS system.	6	invalidAttributeValue_er
7002	The Service Provider issuing this subscription version request is not the Service Provider identified as the New Service Provider ID or the Old Service Provider ID on the subscription version	2	accessDenied_er
7003	This Service Provider has already issued a create for the subscription version.	11	duplicateManagedObjectInstance
7004	The entered LRN is not associated with the New Service Provider in the NPAC SMS system.	6	invalidAttributeValue_er
7005	The Old Service Provider ID in the subscription version does not match the current Service Provider ID on an existing active subscription version for this TN.	2	accessDenied_er
7006	The New Service Provider ID input data does not match the new Service Provider ID in an existing pending subscription version for this TN.	2	accessDenied_er
7007	The Old Service Provider ID input data does not match the old Service Provider ID in an existing pending subscription version for this TN.	2	accessDenied_er
7008	Releasing a subscription version for an Intra-Service Provider port does not apply.	2	accessDenied_er
7009	The Old Service Provider ID must match the New Service Provider ID for an Intra-Service Port.	6	invalidAttributeValue_er
7010	The New and Old Service Provider Due Dates must match.	6	invalidAttributeValue_er
7011	An active subscription version must exist for an Intra-SP port.	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	19

Appendix A: Errors

7012	A subscription version with sending status cannot be modified.	2	accessDenied_er
7013	A subscription version with failed status cannot be modified.	2	accessDenied_er
7014	A subscription version with partial failure status cannot be modified.	2	accessDenied_er
7015	A subscription version with canceled status cannot be modified.	2	accessDenied_er
7016	A subscription version with old status cannot be modified.	2	accessDenied_er
7017	A subscription version with disconnect pending status cannot be modified.	2	accessDenied_er
7018	A subscription version with cancel pending status cannot be modified.	2	accessDenied_er
7019	A subscription version must be in pending status to be activated.	2	accessDenied_er
7020	The Old Service Provider ID is not equal to the New Service Provider ID on the active subscription version, as required for an Intra-Service Provider port.	2	accessDenied_er
7021	The Service Provider originating the modification request is not the current Service Provider.	2	accessDenied_er
7022	The subscription version cannot be put in conflict because its current status is not pending, or cancel pending.	2	accessDenied_er
7023	The subscription version cannot be disconnected because there is no current subscription version in active status.	2	accessDenied_er
7024	Cannot delete an NPA-NXX-X with an associated pooled sv that is not	2	accessDenied_er
7025	This active subscription version cannot be disconnected until a failed or partial failure subscription version is re-sent and successfully completes.	2	accessDenied_er
7026	The subscription version cannot be canceled because its current status is not pending, conflict or disconnect pending.	2	accessDenied_er
7027	The subscription version cannot be resent because its current status is not partial failure, failure, disconnect pending, old or active.	2	accessDenied_er
7028	Active subscription version may not be modified because a related subscription version for this TN has been activated.	2	accessDenied_er
7029	Pending subscription version may not be activated until a related subscription version in sending status becomes active.	2	accessDenied_er
7030	Deferred disconnect request is not allowed because a pending subscription version exists for this TN.	2	accessDenied_er
7031	This subscription version may not be activated because authorization for transfer of service has not been received from the New SP.	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	20

Appendix A: Errors

7032	The due date of a subscription version with active status cannot be modified.	6	invalidAttributeValue_er
7033	Porting To Original must be false for inter-service ports.	6	invalidAttributeValue_er
7034	Required Port Type is missing from input data.	6	invalidAttributeValue_er
7035	Required TN data (NPA) is missing from input data.	6	invalidAttributeValue_er
7036	Required TN data (NXX) is missing from input data.	6	invalidAttributeValue_er
7037	Required TN data (starting station) is missing from input data.	6	invalidAttributeValue_er
7038	Required TN data (ending station) is missing from input data.	6	invalidAttributeValue_er
7039	Required Old Service Provider Authorization Flag missing from the subscription version.	6	invalidAttributeValue_er
7040	Required Porting To Original Flag is missing from input data.	6	invalidAttributeValue_er
7041	NPAC SMS allows only one of pending, cancel pending, conflict, disconnect pending, failed or partial failure Subscription Version per TN.	6	invalidAttributeValue_er
7043	LIDB SSN is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7044	LIDB SSN is not allowed for old service provider input.	6	invalidAttributeValue_er
7045	LIDB DPC is not allowed for old service provider input.	6	invalidAttributeValue_er
7046	LIDB DPC is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7047	ISVM SSN is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7048	ISVM SSN is not allowed for old service provider input.	6	invalidAttributeValue_er
7049	ISVM DPC is not allowed for old service provider input.	6	invalidAttributeValue_er
7050	ISVM DPC is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7051	CNAM SSN is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7052	CNAM SSN is not allowed for old service provider input.	6	invalidAttributeValue_er
7053	CNAM DPC is not allowed for old service provider input.	6	invalidAttributeValue_er
7054	CNAM DPC is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7055	CLASS SSN is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7056	CLASS SSN is not allowed for old service provider input.	6	invalidAttributeValue_er
7057	CLASS DPC is not allowed for old service provider input.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	21

Appendix A: Errors

7058	CLASS DPC is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7059	LRN is not allowed for Porting-to-Original ports.	6	invalidAttributeValue_er
7060	LRN is not allowed for old service provider input.	6	invalidAttributeValue_er
7061	New Service Provider due date is not allowed for Old Service Provider input.	6	invalidAttributeValue_er
7062	Old Service Provider due date is not allowed for New Service Provider input.	6	invalidAttributeValue_er
7063	Old Service Provider Authorization Flag is not allowed for New Service Provider input.	6	invalidAttributeValue_er
7064	Old Service Provider Authorization Flag is not allowed for Intra-Service Ports.	6	invalidAttributeValue_er
7065	Billing Service Provider ID is not allowed for Old Service Provider input.	6	invalidAttributeValue_er
7066	End User Location is not allowed for Old Service Provider input.	6	invalidAttributeValue_er
7067	End User Location Type is not allowed for Old Service Provider input.	6	invalidAttributeValue_er
7068	Either the Ported Telephone Number or the Subscription Version ID is required to activate a subscription version.	6	invalidAttributeValue_er
7069	The Old Service Provider cannot modify an intra-service port.	2	accessDenied_er
7070	Only the Current Service Provider can disconnect a subscription version.	2	accessDenied_er
7071	SV cannot be disconnected if it has failed list, or an active-like, or pending-like SV exists for that TN	2	accessDenied_er
7072	The subscription version cannot be removed from conflict because its current status is not conflict.	2	accessDenied_er
7073	Only the Current Service Provider can activate a subscription version.	6	invalidAttributeValue_er
7074	A pending subscription version cannot be activated before its npa_nxx’s effective date.	6	invalidAttributeValue_er
7075	NPAC SMS allows only one sending Subscription Version per TN.	2	accessDenied_er
7076	NPAC SMS allows only one active Subscription Version per TN.	2	accessDenied_er
7077	Request failed on previous subscription version.	10	processingFailure_er
7078	Required subscription version ID is missing from input data.	6	invalidAttributeValue_er
7079	Required TimerId is missing from input data.	2	accessDenied_er
7080	Required ConflictDate is missing from input data.	6	invalidAttributeValue_er
7081	Required PendingDate is missing from input data.	6	invalidAttributeValue_er
7082	The Service Provider requesting this cancel did not create the subscription version.	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	22

Appendix A: Errors

7083	There is no subscription version with the requested status.	6	invalidAttributeValue_er
7084	The subscription version status is required to modify a subscription version.	6	invalidAttributeValue_er
7085	The action ID field is required for LsmsSvNotifyResponseEvent event type.	10	processingFailure_er
7086	The old service provider cannot request conflict resolution.	2	accessDenied_er
7088	Active subscription versions cannot be modified via CMIP set.	2	accessDenied_er
7089	The Old Service Provider has already put this subscription version into conflict the maximum number of times.	2	accessDenied_er
7090	It is too close to the New Service Provider due date for the Old Service Provider to place the subscription version into conflict.	2	accessDenied_er
7091	This subscription version may not be activated because the Old Service Provider’s concurrence window has not yet expired.	2	accessDenied_er
7092	Required originating SPID is missing from input data.	6	invalidAttributeValue_er
7093	SV - Notification SV_MODIFIED missing response.	6	invalidAttributeValue_er
7094	Either the Ported Telephone Number or the Subscription Version ID is required to modify a subscription version.	2	accessDenied_er
7095	Required Resync Type is missing from input data.	6	invalidAttributeValue_er
7096	Required Resync Start Timestamp is missing from input data.	6	invalidAttributeValue_er
7097	Either the Ported Telephone Number or the Subscription Version ID is required to cancel a subscription version.	6	invalidAttributeValue_er
7098	Either the Ported Telephone Number or the Subscription Version ID is required to resolve a conflicted subscription version.	6	invalidAttributeValue_er
7099	Either the Ported Telephone Number or the Subscription Version ID is required to disconnect a subscription version.	6	invalidAttributeValue_er
7100	Either the Ported Telephone Number or the Subscription Version ID is required to create a subscription version.	6	invalidAttributeValue_er
7101	The NPA-NXX of the TN has been split. The entered TN is the old NPA-NXX.	6	invalidAttributeValue_er
7102	Either the subscription version ID or TN is required for concurrence.	6	invalidAttributeValue_er
7104	The Status Change Cause Code is required if the authorization flag is false.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	23

Appendix A: Errors

7105	The Status Change Cause Code cannot be set if the authorization flag is true.	6	invalidAttributeValue_er
7106	The Status Change Cause Code cannot be set if the new service provider is the originator.	6	invalidAttributeValue_er
7107	Invalid Status Change Cause Code.	6	invalidAttributeValue_er
7108	A pending subscription version cannot be activated before its due date.	6	invalidAttributeValue_er
7109	The Old Service Provider cannot cancel this subscription version which is in conflict because the New Service Provider did not concur with a prior cancellation.	6	invalidAttributeValue_er
7110	The New Service Provider cannot resolve this conflict until the tunable period of time has passed since the Old Service Provider moved it into conflict.	2	accessDenied_er
7111	Porting To Original Flag is not allowed for old service provider input.	6	invalidAttributeValue_er
7112	At least one of the following is required as input for subscription version modification: LRN, a gtt data item, billing id, end user location, end user location type.	10	processingFailure_er
7113	LSMS did not respond in allotted time.	10	processingFailure_er
7114	Missing SV Tunable value.	6	invalidAttributeValue_er
7115	The Status Change Cause Code is required if the old service provider is the originator.	6	invalidAttributeValue_er
7116	The subscription version cannot be resent because it does not have a failed LSMS list.	2	accessDenied_er
7117	Either the due date or the authorization flag is required to modify a subscription version by the old Service Provider.	6	invalidAttributeValue_er
7118	On a modify by new/current Service Provider, one of the GTT input data fields, lrn, billing data, or due date is required.	6	invalidAttributeValue_er
7119	A Disconnect request for an active subscription version for this TN previously failed. This failure must be resolved before a create is allowed.	2	accessDenied_er
7120	The LNP Type input in the event does not match the LNP type of a pending SV for this TN.	6	invalidAttributeValue_er
7121	A subscription version with cancel pending status exists. A new one cannot be created for this TN.	2	accessDenied_er
7122	A pending subscription version for the TN exists.	2	accessDenied_er
7123	A subscription version with disconnect pending status exists. A new one cannot be created for this TN.	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	24

Appendix A: Errors

7124	The old authorization flag of a subscription version with active status cannot be modified.	6	invalidAttributeValue_er
7125	The change cause code of a subscription version with active status cannot be modified.	6	invalidAttributeValue_er
7126	A Failed subscription version for the TN exists. This failure must be resolved before a modify is allowed.	2	accessDenied_er
7127	There is no subscription version matching the query filter data.	1	noSuchObjectInstance
7128	The Service Provider requesting this modify did not create the subscription version.	2	accessDenied_er
7129	The Ending Station must be a number greater than the Starting Station.	6	invalidAttributeValue_er
7130	The LNP Type must be either LISP or LSPP.	2	accessDenied_er
7131	The Old Service Provider cannot cancel a disconnect pending subscription version.	2	accessDenied_er
7132	A subscription version with sending status exists. A new one cannot be created for this TN.	2	accessDenied_er
7133	The Service Provider requesting this conflict did not create the subscription version.	2	accessDenied_er
7134	Waiting on New SP concurrence. The Service Provider issuing this cancel already cancelled the subscription version.	2	accessDenied_er
7135	Waiting on Old SP concurrence. The Service Provider issuing this cancel already cancelled the subscription version.	2	accessDenied_er
7136	There must be an active non-Pooled SV for a porting to original port.	2	accessDenied_er
7137	The requested subscription version does not exist.	1	noSuchObjectInstance
7138	A subscription version with pending status exists. A new one cannot be created for this TN.	2	accessDenied_er
7139	The Service Provider requesting this conflict resolution did not create the subscription version.	2	accessDenied_er
7140	The Old Service Provider ID must not match the New Service Provider ID for an Inter-Service Port.	6	invalidAttributeValue_er
7141	Subscription version must be in cancel pending state for concurrence.	2	accessDenied_er
7142	The action ID does not belong to originator.	10	processingFailure_er
7143	NPAC SMS allows only two sending Subscription Versions per tn for port to original.	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	25

Appendix A: Errors

7144	The change cause code of a subscription version cannot be modified if it is already set.	6	invalidAttributeValue_er
7145	NPAC SMS allows only three sending Subscription Versions per tn for port to original of sv in block.	2	accessDenied_er
7146	The user originating the Block request is not an NPAC Personnel user.	2	accessDenied_er
7148	The New Service Provider ID must match the Block Holder ID for a Block.	6	invalidAttributeValue_er
7149	Required BlockId is missing from input data.	6	invalidAttributeValue_er
7150	Old Service Provider due date is not allowed for a block creation.	6	invalidAttributeValue_er
7151	Old Service Provider ID is not allowed for a block.	6	invalidAttributeValue_er
7152	LRN is not allowed for a block.	6	invalidAttributeValue_er
7163	A pending subscription version exists for this NPA-NXX-X. A block cannot be created.	2	accessDenied_er
7164	New Service Provider due date is not allowed for a block.	6	invalidAttributeValue_er
7165	A block cannot be created before the NPA-NXX-X’s effective date.	2	accessDenied_er
7166	A block cannot be created before the NpaNxx’s effective date.	2	accessDenied_er
7167	A subscription version with LNP Type POOL cannot be activated.	2	accessDenied_er
7168	Only NPAC Personnel may disconnect a pooled SV.	2	accessDenied_er
7169	Effective Release Date cannot be set for pooled SV disconnect.	6	invalidAttributeValue_er
7170	NPAC SMS allows only two sending Subscription Versions per tn for ports of SVs in a block.	2	accessDenied_er
7171	New Service Provider ID is not allowed for a block create.	6	invalidAttributeValue_er
7172	All TNs in the block range are currently ported.	2	accessDenied_er
7173	An old subscription version with a failed LSMS list exists. A new one cannot be created.	2	accessDenied_er
7174	The new SP for this Port To Original SV is not the donor of the NpaNxx.	2	accessDenied_er
7175	Time Range exceeds tunable value.	6	invalidAttributeValue_er
7176	Delete denied, tunable does not exist.	1	noSuchObjectInstance
7177	Create denied, tunable already exists.	11	duplicateManagedObjectInstance
7178	Modify denied, tunable does not exist.	1	noSuchObjectInstance
7179	WSMSC DPC required if SOA supports it.	6	invalidAttributeValue_er
7180	WSMSC SSN required if SOA supports it.	6	invalidAttributeValue_er
7181	WSMSC DPC not valid input for this action.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	26

Appendix A: Errors

7182	WSMSC SSN not valid input for this action.	6	invalidAttributeValue_er
7184	Either subscription version ID, block ID, TN or all failures is required on resend.	6	invalidAttributeValue_er
7185	Cannot retrieve svs from temp table.	10	processingFailure_er
7186	The Event does not contain any data to process.	6	invalidAttributeValue_er
7187	Failure changing viewed indicator.	10	processingFailure_er
7188	Modify failed: the notification does not exist in the database.	6	invalidAttributeValue_er
7189	Either BlockId or NPA-NXX-X and status are required for block modify	6	invalidAttributeValue_er
7190	NPA-NXX-X is required for block create	6	invalidAttributeValue_er
7191	Cannot create LISP, after dashX creation, before block is created	2	accessDenied_er
7192	Pending like svs exist with matching pto svs	2	accessDenied_er
7193	Non active non pooled svs exist	2	accessDenied_er
7194	Only npac personnel can create lisp with pending block creation	2	accessDenied_er
7195	New sp of lisp create must be code holder with pending block creation	2	accessDenied_er
7196	Cannot create lisp if active sv exists and pending block creation	2	accessDenied_er
7197	Cannot create lspp with pending block creation	2	accessDenied_er
7198	Cannot create sv if dashx has failed lsms list	2	accessDenied_er
7199	WSMSC DPC entered is invalid	6	invalidAttributeValue_er
7200	WSMSC SSN entered is invalid	6	invalidAttributeValue_er
7201	Can only modify pooled svs with block modify request	2	accessDenied_er
7202	Only npac personnel can modify the soa indicator	6	invalidAttributeValue_er
7203	Cannot modify pooled block if block has failed lsms list	2	accessDenied_er
7204	Cannot modify non active pooled svs	2	accessDenied_er
7205	Cannot activate lisp if active sv exists	2	accessDenied_er
7206	Cannot activate pto during dashx deletion.	2	accessDenied_er
7207	Cannot activate pto due to failed dashX deletion.	2	accessDenied_er
7208	Cannot cancel a pooled sv	2	accessDenied_er
7209	Cannot conflict a pooled sv	2	accessDenied_er
7210	Pending-like SVs exist with no matching active SVs.	2	accessDenied_er
7211	Can only modify one pooled block at a time.	2	accessDenied_er
7213	You cannot resend a pooled SV.	2	accessDenied_er
7214	No subscription versions found for the given input search criteria.	1	noSuchObjectInstance

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	27

Appendix A: Errors

7215	Subscriptions found exceed maximum query limit.	20	complexityLimitation
7216	Subscription version must be in pending or conflict state for create timeout.	2	accessDenied_er
7217	Subscription version must be in cancel pending state for cancel timeout.	2	accessDenied_er
7218	The old customer id on the create does not match the owner of the associated npa-nxx.	2	accessDenied_er
7219	Found active-like SV for block creation.	6	invalidAttributeValue_er
7220	A subscription version’s due date cannot be before its npa_nxx’s effective date.	6	invalidAttributeValue_er
7221	Status change cause code is not allowed on an LISP creation, modification, or set to conflict.	6	invalidAttributeValue_er
7222	Old due date is not allowed on an LISP creation or modification.	6	invalidAttributeValue_er
7223	A subscription version with failed status exists. A new one cannot be created for this TN.	2	accessDenied_er
7224	A subscription version with partial failed status exists. A new one cannot be created for this TN.	2	accessDenied_er
7225	Recovered objects found exceed maximum limit.	20	complexityLimitation
7226	An active subscription version with failed list cannot be modified. This failure must be resolved before a modify is allowed.	2	accessDenied_er
7227	Old SP cant modify NewSPDueDate Or RoutingData.	2	accessDenied_er
7228	New SP cant modify OldSPDueDate, Authorization or CauseCode.	2	accessDenied_er
7229	Slow SV query denied, system workload too high.	10	processingFailure_er
7230	Slow SV query denied, too many outstanding slow queries for this SP.	10	processingFailure_er
7231	SV query denied, too many outstanding queries for this SP.	10	processingFailure_er
7232	Cannot create a pseudo LRN SV because the NPANXX is within the migration locking period.	10	processingFailure_er
7233	Cannot create a pseudo LRN DX because the NPANXX is within the migration locking period.	10	processingFailure_er
7234	Cannot create LRN because the NPANXX is within the migration locking period.	10	processingFailure_er
7500	The entered due date differs from the due date entered by the other Service Provider.	6	invalidAttributeValue_er
7751	Block successfully activated.	10	processingFailure_er
7752	Block successfully modified.	10	processingFailure_er
7753	Block successfully disconnected.	10	processingFailure_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	28

Appendix A: Errors

7754	Block activate partially failed.	10	processingFailure_er
7755	Block modify partially failed.	10	processingFailure_er
7756	Block disconnect partially failed.	10	processingFailure_er
7757	Block activate totally failed.	10	processingFailure_er
7758	Block modify totally failed.	10	processingFailure_er
7759	Block disconnect totally failed.	10	processingFailure_er
7760	Found Same TN for Old and New NPA at Start of PDP.	10	processingFailure_er
7761	No more than three related svs are allowed.	2	accessDenied_er
7762	With three related svs, one must be pooled in old, partial failed, failed or sending status.	2	accessDenied_er
7763	With three related svs, one must be pto.	2	accessDenied_er
7764	With three related svs, one must be non-pto and non-pooled.	2	accessDenied_er
7765	With two related svs, at least one must be non-pto.	2	accessDenied_er
7766	With no related svs, the sv cannot be pto.	2	accessDenied_er
9000	Invalid date entered.	6	invalidAttributeValue_er
9001	Invalid time entered.	6	invalidAttributeValue_er
9002	Audit Profile name too long.	6	invalidAttributeValue_er
9003	Invalid TN data entered.	6	invalidAttributeValue_er
9004	Audit Profile name is not unique.	11	duplicateManagedObjectInstance
9005	No audits match the entered criteria.	6	invalidAttributeValue_er
9006	Could not cancel specified Audit(s)	6	invalidAttributeValue_er
9007	Audit validation failed.	6	invalidAttributeValue_er
9008	No LSMSs to audit.	6	invalidAttributeValue_er
9009	Need required event input data	6	invalidAttributeValue_er
9010	Failed to generate a unique name for a periodic audit.	6	invalidAttributeValue_er
9011	Failed to generate a discrepancy for an SV mismatch.	6	invalidAttributeValue_er
9012	Failed to issue query events.	6	invalidAttributeValue_er
9013	Starting Station > Ending Station Error	6	invalidAttributeValue_er
9014	CMIP bounced, which killed our query.	6	invalidAttributeValue_er
9015	We can’t use input data that conflicts with itself	6	invalidAttributeValue_er
9016	Failed to issue SP Notification events.	10	processingFailure_er
9017	Failed to retrieve allowable function mask	6	invalidAttributeValue_er
9018	Event Process failed	10	processingFailure_er
9019	Discrepancy created with invalid reason code.	6	invalidAttributeValue_er
9500	NPA does not exist in the NPAC SMS data.	6	invalidAttributeValue_er
9501	NPA-NXX combination does not exist in the NPAC SMS data.	6	invalidAttributeValue_er
9750	No TNs found within the range entered.	1	noSuchObjectInstance
9751	No results have yet been reported for the selected audit.	6	invalidAttributeValue_er
10000	Invalid NPA data entered.	6	invalidAttributeValue_er
10001	Invalid NXX data entered.	6	invalidAttributeValue_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	29

Appendix A: Errors

10002	Invalid LRN data entered.	6	invalidAttributeValue_er
10003	Invalid range for NXXs (second must be greater than first).	6	invalidAttributeValue_er
10004	Invalid range for LRNs (second must be greater than first).	6	invalidAttributeValue_er
10005	Invalid printer name entered.	6	invalidAttributeValue_er
10006	Too many characters entered in printer field.	6	invalidAttributeValue_er
10007	Invalid TN entered in fax field.	10	processingFailure_er
10008	Too many characters entered in file name field.	6	invalidAttributeValue_er
10009	Invalid file name entered.	6	invalidAttributeValue_er
10010	No generated file name entered.	2	accessDenied_er
10011	No destination designated for report.	2	accessDenied_er
10012	Invalid date entered.	6	invalidAttributeValue_er
10013	Invalid parameters detected in Report Parameters.	6	invalidAttributeValue_er
10014	End date occurs before the start date.	6	invalidAttributeValue_er
10015	Requester does not have privileges to generate this report.	2	accessDenied_er
10016	Event missing customer ID	6	invalidAttributeValue_er
10017	No existing report or incorrect permissions	2	accessDenied_er
10018	Failure scanning existing report directory	2	accessDenied_er
10019	Failure opening existing report directory	2	accessDenied_er
10020	Failure retrieving originator information	2	accessDenied_er
10021	Failure printing report file	2	accessDenied_er
10022	Failure emailing report file	2	accessDenied_er
10023	Failure faxing report file	2	accessDenied_er
10024	Failure moving report file	2	accessDenied_er
10025	Failure renaming report file	2	accessDenied_er
10026	Failure running report	10	processingFailure_er
10750	No billing data exists for the entered criteria.	2	accessDenied_er
10751	Unknown report name for report id.	2	accessDenied_er
11000	Invalid date entered.	6	invalidAttributeValue_er
11001	Invalid printer name entered.	6	invalidAttributeValue_er
11002	Too many characters entered in printer field.	6	invalidAttributeValue_er
11003	Invalid TN entered in fax field.	10	processingFailure_er
11004	Too many characters entered in file name field.	6	invalidAttributeValue_er
11005	End date occurs before the start date.	6	invalidAttributeValue_er
11006	You cannot post-date service element collection changes.	2	accessDenied_er
11007	Invalid file name entered.	6	invalidAttributeValue_er
11008	Incomplete Request Parameter Set.	2	accessDenied_er
11009	Invalid category for billing	6	invalidAttributeValue_er
11010	Invalid Multiplier Specified.	6	invalidAttributeValue_er
11011	Unable To Read Multiplier.	2	accessDenied_er
11500	Unable to connect to entered fax number.	2	accessDenied_er
12000	Oracle RDBMS has reported the following Database Server Error: ORA-nnnnn	2	accessDenied_er

May 31, 2011	NANC Version 3.4.0d	NPAC SMS Interoperable Interface Specification
Release 3.4©1997 - 2011 NeuStar, Inc.	30

Appendix A: Errors

12001	Oracle RDBMS has reported the following SQL Execution Error: ORA-nnnnn	2	accessDenied_er
12002	Oracle RDBMS has reported the following Stored Procedure/Trigger Error: ORA-nnnnn	2	accessDenied_er
12003	Oracle RDBMS has reported the following Database Networking (SQL*NET) Error: ORA-nnnnn	2	accessDenied_er
12004	Oracle RDBMS has reported the following Replication Server Error ORA-nnnnn	2	accessDenied_er
12005	Oracle RDBMS has reported the following Report Writer Error: ORA-nnnnn	2	accessDenied_er
12006	Oracle RDBMS database has been disconnected.	2	accessDenied_er
12110	Dispatcher found bad event	2	accessDenied_er
12120	Corrupt data found	2	accessDenied_er
12140	Resource Failure	10	processingFailure_er
12150	Hard (non-retryable) Resource Failure	10	processingFailure_er
13000	Housekeeping error	6	invalidAttributeValue_er
13001	Housekeeping tuna value error	2	accessDenied_er
13002	Invalid event subtype	2	accessDenied_er
13003	Tunable Not Found	2	accessDenied_er
13004	InvalidPurgeAction	2	accessDenied_er
14000	CMIP:Access Denied Error	2	accessDenied_er
14001	CMIP:Class Instance Conflict	19	classInstanceConflict
14002	CMIP:Complexity Limitation	20	complexityLimitation
14003	CMIP:Duplicate Managed Object Instance	11	duplicateManagedObjectInstance
14004	CMIP:GetListError	7	getListError_er
14005	CMIP:Invalid Argument Value	15	invalidArgumentValue_er
14006	CMIP:Invalid Attribute Value	6	invalidAttributeValue_er
14007	CMIP:Invalid Filter	4	invalidFilter
14008	CMIP:Invalid Scope	16	invalidScope
14009	CMIP:No Such Action	9	noSuchAction_er
14010	CMIP:No Such Argument	14	noSuchArgument_er
14011	CMIP:No Such Attribute	5	noSuchAttribute_er
14012	CMIP:No Such Object Class	0	noSuchObjectClass
14013	CMIP:No Such Object Instance	1	noSuchObjectInstance
14014	CMIP:Resource Limitation	6	invalidAttributeValue_er
14015	CMIP:Synch Not Supported	3	syncNotSupported
14016	CMIP process restarted	10	processingFailure_er
14017	CMIP:Sap Create failure	10	processingFailure_er
14018	CMIP:Processing failure	10	processingFailure_er
14019	CMIP:Bind Error	10	processingFailure_er
14020	CMIP:Received Unexpected Message	10	processingFailure_er
14021	CMIP:Retrieve Attribute Failed	10	processingFailure_er
14022	CMIP:Invalid Data Type	10	processingFailure_er
14023	CMIP:Invalid Message Type	10	processingFailure_er
14024	CMIP:Invalid Attribute	5	noSuchAttribute_er

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14025	CMIP:No Existing Event	13	noSuchEventType
14026	CMIP:SetListError	8	setListError_er
14027	CMIP:DeleteListError	10	processingFailure_er
14028	CMIP:Invalid Error Mapping	10	processingFailure_er
14029	CMIP:Invalid Object Instance	17	invalidObjectInstance
14030	CMIP:Missing Attribute Value	18	missingAttributeValue
14031	CMIP:Mistyped Operation	21	mistypedOperation
14032	CMIP:No Such Reference Object	12	noSuchReferenceObject
14033	CMIP:Operation Canceled	23	operationCancelled
14034	CMIP:No Such Invoke ID	22	noSuchInvokeId
14035	NPAC:Sending Abort	2	accessDenied_er
14036	NPAC:Received Abort	23	operationCancelled
15000	MUMP File - Invalid Section Name	10	processingFailure_er
15001	MUMP File - Illegal Null Value	6	invalidAttributeValue_er
15002	MUMP File - Invalid Tag Name	10	processingFailure_er
15003	MUMP File - Undefined Mandatory Parameter	10	processingFailure_er
15004	MUMP File - Illegal Null Value In Section	10	processingFailure_er
15005	MUMP File - Unauthorized Spid	2	accessDenied_er
15006	MUMP File - Missing Required Parameter	10	processingFailure_er
15007	MUMP File - Invalid Optional Parameter	6	invalidAttributeValue_er
15008	MUMP File - Missing Range Member	10	processingFailure_er
15009	MUMP File - Invalid Range For DPC	6	invalidAttributeValue_er
15010	MUMP File - Invalid Length For Starting TN	6	invalidAttributeValue_er
15011	MUMP File - Invalid Length For Ending TN	6	invalidAttributeValue_er
15012	MUMP File - Invalid TN Length In TN Range List	6	invalidAttributeValue_er
15013	MUMP File - Invalid Ending Station Length In TN Range List	6	invalidAttributeValue_er
15014	MUMP File - Missing Section	10	processingFailure_er
15015	MUMP File - Inconsistent Parameter Usage	10	processingFailure_er
15016	MUMP File - Invalid Parameter Length	6	invalidAttributeValue_er
15017	MUMP File - Section Has No Optional Parameters	10	processingFailure_er
15018	MUMP File - Invalid Parameter Value	6	invalidAttributeValue_er
15019	MUMP File - Invalid Parameter Type	10	processingFailure_er
15020	MUMP File - Duplicate Parameter Value	6	invalidAttributeValue_er
15021	MUMP File - Try Other SFTP Server	10	processingFailure_er

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Appendix B. Flow Diagrams

B

B.1	Overview

This appendix defines the message flow scenarios for the SOA to NPAC and the NPAC SMS to Local SMS interfaces. Each of these definitions consists of a message flow diagram and a textual description of the diagram.

IMPORTANT NOTES

The order of messages in the message flows must be followed by the NPAC SMS SOA and LSMS systems with the exception of the return of the M-EVENT-REPORT confirmations.

The following is an example message flow diagram and legend for elements shown in the diagram.

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B.2	Audit Scenarios

B.2.1	SOA Initiated Audit

In this scenario, the SOA initiates an audit to the NPAC SMS due to suspected subscription version discrepancies. This scenario applies to non-pooled subscription versions only.

Action is taken by SOA personnel to start an audit due to suspected network discrepancies.

1.	The SOA sends a M-CREATE request to the NPAC SMS, requesting an audit. The SOA must specify the following attributes in the request:

subscriptionAuditName – unique English audit name

subscriptionAuditRequestingSP - the service provider requesting the audit

subscriptionAuditServiceProvIdRange - which service provider or all service providers for audit

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subscriptionAuditTN-Range - TNs to be audited. If only a single TN is to be audited, specify the ending TN station equal to the starting TN station.

If these attributes are not specified, then the create will fail with a missingAttributesValue error. The SOA may also specify the following attributes in the request:

subscriptionAuditAttributeList - subscription version attributes to be audited

subscriptionAuditTN-ActivationRange - time range of activation for subscription versions to be audited

The subscriptionAuditId and the subscriptionAuditStatus will be determined by the NPAC SMS. If any values are deemed invalid, an invalidArgumentValue error will be returned. Once the NPAC SMS creates the audit request object, it sends an M-CREATE response back to the SOA that initiated the request.

2.	NPAC SMS responds to M-CREATE.

3.	NPAC SMS sends M-EVENT-REPORT to the service provider SOA for the subscriptionAudit creation.

4.	The service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS begins audit.

5.	NPAC SMS issues a scoped and filtered M-GET for the subscription versions in the audit, to all LSMSs accepting downloads for the NPA-NXX of the subscription version.

6.	Local SMS returns M-GET query data.

NPAC SMS performs the necessary comparisons of each subscription version object.

7.	If a discrepancy is found, NPAC SMS issues a subscriptionAudit-DiscrepancyRpt M-EVENT-REPORT.

8.	Service provider SOA confirms the M-EVENT-REPORT.

If a discrepancy is found, NPAC SMS issues the necessary operation to the Local SMS to correct the discrepancy (M-CREATE, M-DELETE, or M-SET).

Flow Continues under B.2.1.1.

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B.2.1.1	SOA Initiated Audit (continued)

1.	If any corrections were issued to any Local SMSs, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs (minus any recently updated Local SMSs that no longer contains a discrepancy).

2.	The service provider SOA confirms the M-EVENT-REPORT.

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3.	If any corrections were issued to any Local SMSs, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs (minus any recently updated Local SMSs that no longer contains a discrepancy).

4.	The old service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS has completed the audit comparisons and corrections.

5.	NPAC SMS issues the subscriptionAuditResults M-EVENT-REPORT to the service provider SOA.

6.	The Service provider SOA confirms the M-EVENT-REPORT.

7.	The NPAC SMS then sends an objectDeletion M-EVENT-REPORT to the SOA for the subscriptionAudit object.

8.	The service provider SOA confirms the M-EVENT-REPORT.

9.	The NPAC SMS issues a local M-DELETE request (housekeeping activity) for the subscriptionAudit object to/from the NPAC SMS. This will schedule the deletion of the subscriptionAudit object on the NPAC SMS. The M-DELETE does not occur until after the “Audit Log Retention Period” which defaults to 90 days.

10.	The M-DELETE response is received on the NPAC SMS indicating whether the subscriptionAudit object was deleted successfully.

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B.2.2	SOA Initiated Audit Cancellation by the SOA

The SOA cancels an audit that it initiated.

Action is taken by SOA personnel to cancel an audit previously initiated by the SOA.

1.	The SOA sends an M-DELETE request for the subscriptionAudit object to the NPAC SMS, requesting cancellation of an audit. If the audit was not initiated by the SOA requesting cancellation, then the request will be rejected with an accessDenied error.

2.	The NPAC SMS issues an M-DELETE Response.

3.	The NPAC SMS issues an M-EVENT-REPORT objectDeletion to the SOA.

4.	The SOA issues an M-EVENT-REPORT Confirmation to the NPAC SMS.

The Audit Status is changed to enumeration 1-cancelled upon successful cancellation.

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B.2.3	SOA Initiated Audit Cancellation by the NPAC

The NPAC cancels an audit that was initiated by an SOA.

Action is taken by NPAC personnel to cancel an audit previously initiated by an SOA.

1.	The NPAC SMS sends an objectDeletion M-EVENT-REPORT to the SOA that initiated the audit request.

2.	The SOA confirms the M-EVENT-REPORT

3.	The NPAC SMS issues a local M-DELETE request (housekeeping activity) to/from the NPAC SMS. This will attempt to delete the subscriptionAudit object on the NPAC SMS.

4.	The M-DELETE response is received on the NPAC SMS indicating whether the subscriptionAudit object was deleted successfully.

The Audit Status is changed to enumeration 1-cancelled upon successful cancellation.

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B.2.4	NPAC Initiated Audit

In this scenario, the NPAC SMS initiates an audit due to suspected subscription version discrepancies. This scenario applies to non-pooled subscription versions only.

Action is taken by NPAC personnel to start an audit due to suspected network discrepancies.

1.	The NPAC SMS does a Local M-CREATE request to itself for the subscriptionAudit object requesting an audit. The following attributes must be included in the request:

subscriptionAuditName – unique English audit name

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subscriptionAuditServiceProvIdRange - which service provider or all service providers for audit

subscriptionAuditTN-Range - TNs to be audited. If only a single TN is to be audited, specify the ending TN station equal to the starting TN station.

If these attributes are not specified, then the create will fail with a missingAttributesValue error. The following attributes may also be included the request:

subscriptionAuditAttributeList - subscription version attributes to be audited

subscriptionAuditTN-ActivationRange - time range of activation for subscription versions to be audited

2.	The NPAC SMS responds with an M-CREATE response indicating that the subscriptionAudit object was created successfully.

3.	The NPAC SMS sends an M-GET request to the Local SMSs to retrieve the subscription data to use for audit processing. The request uses the CMIP scoping and filtering options to retrieve only the subscriptionVersion objects to be audited.

4.	The Local SMS responds to the M-GET request by returning the subscription data that satisfies the scope and filter data.

NPAC SMS performs the comparisons.

If any discrepancies are found, the NPAC SMS will perform the necessary fix to the Local SMS.

5.	If any corrections were issued to any Local SMSs, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs (minus any recently updated Local SMSs that no longer contains a discrepancy).

6.	The old service provider SOA confirms the M-EVENT-REPORT.

7.	If any corrections were issued to any Local SMSs, the NPAC SMS will send, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the new service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs (minus any recently updated Local SMSs that no longer contains a discrepancy).

8.	The new service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS completes the audit.

9.	Issue a local M-DELETE request (housekeeping activity) for the subscriptionAudit object to/from the NPAC SMS. This will attempt to delete the subscriptionAudit object on the NPAC SMS. The M-DELETE does not occur until after the “Audit Log Retention Period” which defaults to 90 days.

10.	The M-DELETE response is received on the NPAC SMS indicating whether the subscriptionAudit object was deleted successfully.

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B.2.5	NPAC Initiated Audit Cancellation by the NPAC

The NPAC SMS cancels an audit that it initiated.

Action is taken by NPAC personnel to cancel an audit previously initiated by the NPAC SMS.

1.	Issue a local M-DELETE request (housekeeping activity) to/from the NPAC SMS. This will attempt to delete the subscriptionAudit object on the NPAC SMS.

2.	The M-DELETE response is received on the NPAC SMS indicating whether the subscriptionAudit object was deleted successfully.

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B.2.6	Audit Query on the NPAC

This scenario shows a service provider query on an existing audit that it initiated.

The service provider SOA takes action to query an audit that it initiated.

1.	Service provider SOA sends an M-GET request for a subscriptionAudit on the NPAC SMS.

2.	NPAC SMS responds to an M-GET with the audit data or a failure and reason for failure. An accessDenied error will be returned to the service provider if they did not originate the audit queried.

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B.2.7	SOA Audit Create for Subscription Versions within a Number Pool Block (previously NNP flow 6.1)

In this scenario, the SOA initiates the audit of one or more subscription versions that are within the range of a number pool block. For non-EDR Local SMSs, this involves the subscription version objects. For EDR Local SMSs, this involves both subscription version objects and number pool block objects.

If discrepancies are found, the NPAC SMS will create, modify or delete subscription version and number pool objects, as necessary. The NPAC SMS will report to the SOA the discrepancies with subscription version identifiers. Thus, if a numberPoolBlock object is in error, the discrepancy will be reported as all TNs within the audit range that were also within the block range. However, in this case where an EDR Local SMS erroneously contains a Number Pool Block, the NPAC SMS will send a Number Pool Block delete to the Local SMS, but will not report any discrepancy back to the requesting SOA for this Local SMS if this was the only discrepancy. Subscription version discrepancies will be reported as usual.

B.2.7.1	SOA Creates and NPAC SMS Starts Audit (previously NNP flow 6.1.1)

Action is taken by SOA personnel to start an audit due to suspected network discrepancies.

1.	The SOA sends an M-CREATE request to the NPAC SMS requesting an audit. The SOA must specify the following attributes in the request:

subscriptionAuditName – unique English audit name

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subscriptionAuditRequestingSP – the service provider requesting the audit

subscriptionAuditServiceProvIdRange – which service provider or all service providers for audit

subscriptionAuditTN-Range – TNs to be audited. If only a single TN is to be audited, specify the ending TN station equal to the starting TN station.

If these attributes are not specified, then the create will fail with a missingAttributeValue error. The SOA may also specify the following attributes in the request:

subscriptionAuditAttributeList – subscription version attributes to be audited

subscriptionAuditTN-ActivationRange – time range of activation for subscription versions to be audited.

The subscriptionAuditId and the subscriptionAuditStatus will be determined by the NPAC SMS. If any values are deemed invalid, an invalidArgumentValue error will be returned.

2.	Once the NPAC SMS creates the audit request object, it sends an M-CREATE response back to the SOA that initiated the request.

3.	NPAC SMS sends M-EVENT-REPORT to the service provider SOA for the subscriptionAudit creation.

4.	The service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS begins audit.

5.	The NPAC SMS sends an M-GET request to the non-EDR Local SMS to retrieve the subscription data for audit processing. The request uses the CMIP scoping and filtering options to retrieve only the subscriptionVersion objects to be audited.

6.	The non-EDR Local SMS responds to the M-GET request by returning the subscription version objects that satisfy the scope and filter data.

7.	The NPAC SMS sends an M-GET request to the EDR Local SMS to retrieve the number pool block for audit processing. The request uses the CMIP scoping and filtering options to retrieve only the numberPoolBlock objects to be audited.

8.	The EDR Local SMS responds to the M-GET request by returning the number pool object block requested.

9.	The NPAC SMS sends an M-GET request to the EDR Local SMS to retrieve the subscription version objects for audit processing. The request uses the CMIP scoping and filtering options to retrieve only the subscriptionVersion objects to be audited. No subscription versions with a LNP type of ‘pool’ should exist.

10.	The EDR Local SMS responds to the M-GET request by returning the subscription version objects that satisfy the scope and filter criteria.

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B.2.7.2	NPAC SMS Performs Audit Comparisons for a SOA initiated Audit including a Number Pool Block (previously NNP flow 6.1.2)

The SOA has sent in the audit request and the NPAC SMS had queried for the necessary data. The NPAC SMS now performs the necessary comparisons.

The NPAC SMS performs object comparisons. The next 4 items apply to each discrepancy.

1.	If a discrepancy is found, NPAC SMS issues a subscriptionAudit-DiscrepancyRpt M-EVENT-REPORT.

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2.	Service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS performs necessary operations to fix each discrepancy on Local SMS. If any subscription versions with a LNP type of ‘pool’ are returned by the EDR Local SMS, they will be deleted and discrepancies reported.

3.	If any corrections were issued to any Local SMSs that changed the status or subscriptionFailed-SP-List of an activated subscription version, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus and a list of failed Local SMSs (minus any updated Local SMSs that no longer contains a discrepancy).

4.	The old service provider SOA confirms the M-EVENT-REPORT.

5.	If any corrections were issued to any Local SMSs that changed the status or subscriptionFailed-SP-List of a subscription version, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the status and a list of failed Local SMSs (minus any updated Local SMSs that no longer contains a discrepancy).

6.	The current service provider SOA confirms the M-EVENT-REPORT.

7.	If any corrections were issued to any Local SMSs that changed the status or numberPoolBlockFailed-SP-List of a number pool block, either by correcting a number pool block or subscription version with LNP type equal to ‘pool’, the numberPoolBlockStatusAttributeValueChange will be sent to the block holder SOA if the numberPoolBlockSOA-Origination indicator is set to “TRUE”. The M-EVENT-REPORT will contain the numberPoolBlockStatus and numberPoolBlockFailed-SP-List.

8.	The block holder service provider confirms the M-EVENT-REPORT.

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B.2.7.3	NPAC SMS Reports Audit Results (previously NNP flow 6.1.3)

The NPAC SMS has completed the audit. It has reported and fixed all discrepancies found. It now sends the final results to the SOA.

Audit comparisons and fixes are complete.

1.	NPAC SMS issues the subscriptionAuditResults M-EVENT-REPORT to the service provider SOA.

2.	The service provider SOA confirms the M-EVENT-REPORT.

3.	The NPAC SMS then sends an objectDeletion M-EVENT-REPORT to the SOA for the subscriptionAudit object.

4.	The service provider SOA confirms the M-EVENT-REPORT.

5.	The NPAC SMS issues a local M-DELETE request (housekeeping activity) for the subscriptionAudit object to/from the NPAC SMS. This will attempt to delete the subscriptionAudit object on the NPAC SMS.

6.	The M-DELETE response is received on the NPAC SMS indicating whether the subscriptionAudit object was deleted successfully.

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B.2.8	NPAC SMS Audit Create for Subscription Versions Within a Number Pool Block (previously NNP flow 6.2)

In this scenario, the NPAC SMS initiates an audit due to suspected subscriber data discrepancies. For non-EDR Local SMSs, this involves the subscription version objects. For EDR Local SMSs, this involves both subscription version objects and number pool block objects.

If discrepancies are found, the NPAC SMS will create, modify or delete subscription version and number pool objects, as necessary.

B.2.8.1	NPAC SMS Creates and Starts Audit (previously NNP flow 6.2.1)

Action is taken by NPAC personnel to start an audit due to suspected network discrepancies.

1.	The NPAC SMS does a Local M-CREATE request for the subscriptionAudit object. The following attributes must be included in the request:

subscriptionAuditName – unique English audit name

subscriptionAuditServiceProvIdRange – which service provider or all service providers for audit

subscriptionAuditTN-Range – TNs to be audited. If only a single TN is to be audited, specify the ending TN station equal to the starting TN station.

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If these attributes are not specified, then the create will fail with a missingAttributeValue error. The following attributes may also be included the request:

subscriptionAuditAttributeList – subscription version attributes to be audited

subscriptionAuditTN-ActivationRange – time range of activation for subscription versions to be audited.

2.	The NPAC SMS responds with an M-CREATE response indicating that the subscriptionAudit was created successfully.

NPAC SMS begins audit.

3.	The NPAC SMS sends an M-GET request to the non-EDR Local SMS to retrieve the subscription data for audit processing. The request uses the CMIP scoping and filtering options to retrieve only the subscriptionVersion objects to be audited.

4.	The non-EDR Local SMS responds to the M-GET request by returning the subscription version objects that satisfy the scope and filter data.

5.	The NPAC SMS sends an M-GET request to the EDR Local SMS to retrieve the number pool block for audit processing.

6.	The EDR Local SMS responds to the M-GET request by returning the number pool object block requested.

7.	The NPAC SMS sends an M-GET request to the EDR Local SMS to retrieve the subscription version objects for audit processing. The request uses the CMIP scoping and filtering options to retrieve only the subscriptionVersion objects to be audited. No subscription versions with a LNP type of ‘pool’ should exist.

8.	The EDR Local SMS responds to the M-GET request by returning the subscription version objects that satisfy the scope and filter criteria.

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B.2.8.2	NPAC SMS Performs Audit Comparisons for NPAC initiated Audit including a Number Pool Block (previously NNP flow 6.2.2)

The NPAC SMS has queried for the required data and now proceeds to perform the audit comparisons.

NPAC SMS performs object comparisons.

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NPAC SMS performs necessary operations to each fix discrepancy on Local SMS. If any subscription versions with a LNP type of ‘pool’ are returned by the EDR Local SMS, they will be deleted and discrepancies reported.

1.	If any corrections were issued to any Local SMSs that changed the status or subscriptionFailed-SP-List of an activated subscription version, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA with the subscriptionVersionStatus and a list of failed Local SMSs (minus any updated Local SMSs that no longer contain a discrepancy).

2.	The old service provider SOA confirms the M-EVENT-REPORT.

3.	If any corrections were issued to any Local SMSs that changed the status or subscriptionFailed-SP-List of a subscription version, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the subscriptionVersionStatus and a list of failed Local SMSs (minus any updated Local SMSs that no longer contain a discrepancy).

4.	The current service provider SOA confirms the M-EVENT-REPORT.

5.	If any corrections were issued to any Local SMSs that changed the status or numberPoolBlockFailed-SP-List of a number pool block, either by correcting a number pool block or subscription version with LNP type equal to ‘pool’, the numberPoolBlockStatusAttributeValueChange will be sent to the block holder SOA if the numberPoolBlockSOA-Origination indicator is set to “TRUE”. The M-EVENT-REPORT will contain the numberPoolBlockStatus and numberPoolBlockFailed-SP-List.

6.	The block holder service provider confirms the M-EVENT-REPORT.

7.	The NPAC SMS issues an M-DELETE request (housekeeping activity) to remove the subscriptionAudit object from the NPAC SMS.

8.	The NPAC SMS response is received by the NPAC SMS indicating whether the subscriptionAudit object was deleted successfully.

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B.2.9	SOA Initiated Audit for a Pseudo-LRN Subscription Version

In this scenario, the SOA initiates an audit to the NPAC SMS due to suspected pseudo-LRN subscription version discrepancies.

Action is taken by SOA personnel to start an audit due to suspected network discrepancies.

1.	The SOA sends a M-CREATE request to the NPAC SMS, requesting an audit. The SOA must specify the following attributes in the request:

subscriptionAuditName – unique English audit name

subscriptionAuditRequestingSP – the service provider requesting the audit

subscriptionAuditServiceProvIdRange – which service provider or all service providers for audit

subscriptionAuditTN-Range – TNs to be audited. If only a single TN is to be audited, specify the ending TN station equal to the starting TN station.

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If these attributes are not specified, then the create will fail with a missingAttributesValue error. The SOA may also specify the following attributes in the request:

subscriptionAuditAttributeList – subscription version attributes to be audited

subscriptionAuditTN-ActivationRange – time range of activation for subscription versions to be audited

The subscriptionAuditId and the subscriptionAuditStatus will be determined by the NPAC SMS. If any values are deemed invalid, an invalidArgumentValue error will be returned. Once the NPAC SMS creates the audit request object, it sends an M-CREATE response back to the SOA that initiated the request.

2.	NPAC SMS responds to M-CREATE.

3.	NPAC SMS sends M-EVENT-REPORT to the service provider SOA for the subscriptionAudit creation.

4.	The service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS begins audit.

5.	NPAC SMS issues a scoped and filtered M-GET for the subscription versions in the audit, to all LSMSs accepting downloads for the NPA-NXX of the subscription version.

6.	Local SMS returns M-GET query data.

NPAC SMS performs the necessary comparisons of each subscription version object. For a pseudo-LRN subscription version, the audit results are rolled-up based on SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List (included in results), or SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List (excluded in results).

7.	If a discrepancy is found, NPAC SMS issues a subscriptionAudit-DiscrepancyRpt M-EVENT-REPORT.

8.	Service provider SOA confirms the M-EVENT-REPORT.

If a discrepancy is found, NPAC SMS issues the necessary operation to the Local SMS to correct the discrepancy (M-CREATE, M-DELETE, or M-SET).

Flow Continues under B.2.1.1 (no difference in active-LRN SV and pseudo-LRN SV)

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B.2.10	SOA Audit Create for Pseudo-LRN Subscription Versions within a Pseudo-LRN Number Pool Block

In this scenario, the SOA initiates the audit of one or more pseudo-LRN subscription versions that are within the range of a pseudo-LRN number pool block. For non-EDR Local SMSs, this involves the subscription version objects. For EDR Local SMSs, this involves both subscription version objects and number pool block objects.

If discrepancies are found, the NPAC SMS will create, modify or delete subscription version and number pool objects, as necessary. The NPAC SMS will report to the SOA the discrepancies with subscription version identifiers. Thus, if a numberPoolBlock object is in error, the discrepancy will be reported as all TNs within the audit range that were also within the block range. However, in this case where an EDR Local SMS erroneously contains a Number Pool Block, the NPAC SMS will send a Number Pool Block delete to the Local SMS, but will not report any discrepancy back to the requesting SOA for this Local SMS if this was the only discrepancy. Subscription version discrepancies will be reported as usual.

B.2.10.1	SOA Creates and NPAC SMS Starts Audit (previously NNP flow 6.1.1)

Refer to flow B.2.7.1

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B.2.10.2	NPAC SMS Performs Audit Comparisons for a SOA initiated Audit including a Pseudo-LRN Number Pool Block

The SOA has sent in the audit request and the NPAC SMS had queried for the necessary data. The NPAC SMS now performs the necessary comparisons.

The NPAC SMS performs object comparisons. The next 4 items apply to each discrepancy. For a pseudo-LRN subscription version, the audit results are rolled-up based on SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List (included in results), or SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List (excluded in results).

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1.	If a discrepancy is found, NPAC SMS issues a subscriptionAudit-DiscrepancyRpt M-EVENT-REPORT. For a pseudo-LRN subscription version, the audit results are rolled-up based on SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List (included in results), or SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List (excluded in results).

2.	Service provider SOA confirms the M-EVENT-REPORT.

NPAC SMS performs necessary operations to fix each discrepancy on Local SMS. If any subscription versions with a LNP type of ‘pool’ are returned by the EDR Local SMS, they will be deleted and discrepancies reported.

3.	If any corrections were issued to any Local SMSs that changed the status or subscriptionFailed-SP-List of an activated subscription version, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus and a list of failed Local SMSs (minus any updated Local SMSs that no longer contains a discrepancy).

4.	The old service provider SOA confirms the M-EVENT-REPORT.

5.	If any corrections were issued to any Local SMSs that changed the status or subscriptionFailed-SP-List of a subscription version, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the status and a list of failed Local SMSs (minus any updated Local SMSs that no longer contains a discrepancy).

6.	The current service provider SOA confirms the M-EVENT-REPORT.

7.	If any corrections were issued to any Local SMSs that changed the status or numberPoolBlockFailed-SP-List of a number pool block, either by correcting a number pool block or subscription version with LNP type equal to ‘pool’, the numberPoolBlockStatusAttributeValueChange will be sent to the block holder SOA if the numberPoolBlockSOA-Origination indicator is set to “TRUE”. The M-EVENT-REPORT will contain the numberPoolBlockStatus and numberPoolBlockFailed-SP-List.

8.	The block holder service provider confirms the M-EVENT-REPORT.

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B.2.10.3	NPAC SMS Reports Audit Results (previously NNP flow 6.1.3)

The NPAC SMS has completed the audit. It has reported and fixed all discrepancies found. It now sends the final results to the SOA.

Refer to flow B.2.7.3

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B.3	Service Provider Scenarios

B.3.1	Service Provider Creation by the NPAC

In this scenario, the NPAC SMS creates data for a new LNP service provider. The addition of NPA-NXX and LRN data for a new service provider will be shown in flows that follow.

Action is taken by NPAC SMS personnel to create a new service provider.

1.	Issue a local M-CREATE request for the serviceProv object to/from the NPAC SMS. This will attempt to create the serviceProv object on the NPAC SMS. If the M-CREATE fails, the appropriate error will be returned.

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2.	The M-CREATE response is received on the NPAC SMS indicating whether the serviceProv object was created successfully. If a failure occurs, processing will stop.

3.	Issue a local M-CREATE request for the serviceProvNetwork object to/from the NPAC SMS. This will attempt to create the serviceProvNetwork object on the NPAC SMS. If the M-CREATE fails, the appropriate error will be returned.

4.	The M-CREATE response is received on the NPAC SMS indicating whether the serviceProvNetwork object was created successfully. If the object cannot be created, the serviceProv object is deleted and an error is returned.

5.	The NPAC SMS sends an M-CREATE request for the serviceProvNetwork object to each of the Local SMS(s).

6.	The Local SMS(s) will respond by sending an M-CREATE response back to the NPAC SMS.

7.	The NPAC SMS sends an M-CREATE request for the serviceProvNetwork object to each of the SOA(s).

8.	The SOA(s) will respond by sending an M-CREATE response back to the NPAC SMS.

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B.3.2	Service Provider Deletion by the NPAC

In this scenario, the NPAC SMS deletes data for an LNP service provider with no network data.

Action is taken by NPAC SMS personnel to delete an existing service provider.

Check the database to see if the service provider has associated with it NPA-NXX data, LRN data, or subscription versions with status other than old or canceled. If so, deny the request.

1.	Issue a local M-DELETE request for the serviceProv object to/from the NPAC SMS. This will attempt to delete the serviceProv object on the NPAC SMS.

2.	The M-DELETE response is received on the NPAC SMS indicating whether the serviceProv object was deleted successfully.

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3.	If the serviceProv object was deleted, issue a local M-DELETE request for the serviceProvNetwork object to/from the NPAC SMS. This will attempt to delete the serviceProvNetwork object on the NPAC SMS.

4.	The M-DELETE response is received on the NPAC SMS indicating whether the serviceProvNetwork object was deleted successfully.

5.	If the serviceProvNetwork object was deleted, the NPAC SMS sends an M-DELETE request for the serviceProvNetwork object to each of the Local SMS(s).

6.	The Local SMS(s) will respond by sending an M-DELETE response back to the NPAC SMS.

7.	If the serviceProvNetwork object was deleted, the NPAC SMS sends an M-DELETE request for the serviceProvNetwork object to each of the SOA(s).

8.	The SOA(s) will respond by sending an M-DELETE response back to the NPAC SMS.

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B.3.3	Service Provider Modification by the NPAC

In this scenario, the NPAC SMS modifies the LNP service provider data.

Action is taken by the NPAC personnel to modify data for an existing service provider.

1.	Issue a local M-SET request for the serviceProv object to/from the NPAC SMS. This will attempt to set the specified information on the NPAC SMS.

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2.	Validate the data to be set in the M-SET request. An M-SET Error Response of invalidArgumentValue is returned if any data is deemed invalid. The M-SET response is received on the NPAC SMS indicating whether the serviceProv object was modified successfully.

If the serviceProvNetworkName or ServiceProviderType changed, perform the next 4 steps:

3.	Issue a local M-SET request for the serviceProvNetwork object to/from the NPAC SMS. This will attempt to set the specified information on the NPAC SMS.

4.	Validate the data to be set in the M-SET request. An M-SET Error Response of invalidArgumentValue is returned if any data is deemed invalid. The M-SET response is received on the NPAC SMS indicating whether the serviceProvNetwork object was modified successfully.

5.	NPAC SMS performs an M-SET for the serviceProvNetwork to all the Local SMS(s) if the service provider name or service provider type changed.

6.	The Local SMS(s) respond.

7.	NPAC SMS performs an M-SET for the service ProvNetwork to all the SOA(s) if the service provider name or service provider type changed.

8.	The SOA(s) respond.

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B.3.4	Service Provider Modification by the Local SMS

In this scenario, the Local SMS modifies its own service provider data.

Action is taken by the Local SMS personnel to modify their own service provider data.

1.	The Local SMS sends an M-SET request to the NPAC SMS to modify their service provider information.

The NPAC SMS verifies that the service provider to be modified is owned by the service provider that initiated the request. If not, an access denied M-SET Error Response of invalidArgumentValue is returned.

Validate the data to be set in the M-SET request. An invalidArgumentValue M-SET Error Response is returned if any data is deemed invalid.

2.	The NPAC SMS sends an M-SET response back to the Local SMS that initiated the request

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B.3.5	Service Provider Modification by the SOA

In this scenario, the SOA modifies its own service provider data.

Action is taken by the SOA to modify their own service provider data.

1.	The SOA sends an M-SET request to the NPAC SMS to modify their service provider information.

The NPAC SMS verifies that the service provider to be modified is owned by the service provider that initiated the request. If not, an access denied M-SET Error Response is returned.

Validate the data to be set in the M-SET request. An invalidArgumentValue M-SET Error Response is returned if any data is deemed invalid.

2.	The NPAC SMS sends an M-SET response back to the SOA that initiated the request.

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B.3.6	Service Provider Query by the Local SMS

In this scenario, the Local SMS queries their own service provider data.

Action is taken by the Local SMS personnel to query their own service provider data.

1.	The Local SMS sends an M-GET request to the NPAC SMS requesting their own service provider information.

The NPAC SMS verifies that the service provider information to be retrieved is owned by the service provider that initiated the request. If not, an M-GET Error Response of accessDenied is returned if the two service providers do not match.

2.	The NPAC SMS sends an M-GET response containing the requested service provider information back to the Local SMS or SOA that initiated the request.

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B.3.7	Service Provider Query by the SOA

In this scenario, the SOA queries their own service provider data.

Action is taken by the SOA or SOA personnel to query their own service provider data.

1.	The SOA sends an M-GET request to the NPAC SMS requesting their own service provider information.

The NPAC SMS verifies that the service provider information to be retrieved is owned by the service provider that initiated the request. If not, an M-GET error response of accessDenied is returned if the two service providers do not match.

2.	The NPAC SMS sends an M-GET response containing the requested service provider information back to the SOA that initiated the request.

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B.4	Service Provider Network Data Scenarios

B.4.1	NPA-NXX Scenarios

B.4.1.1	NPA-NXX Creation by the NPAC

In this scenario, NPAC SMS creates new NPA-NXX data for an LNP service provider.

Action is taken by the NPAC Personnel to create an NPA-NXX for a specified service provider.

1.	The NPAC SMS sends an M-CREATE request to itself in order to create a local serviceProvNPA-NXX object.

2.	The NPAC SMS receives the M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

3.	If the serviceProvNPA-NXX object was created, the NPAC SMS sends an M-CREATE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

4.	The Local SMS(s) respond by sending an M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

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5.	If the serviceProvNPA-NXX object was created, the NPAC SMS sends an M-CREATE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) respond by sending an M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

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B.4.1.2	NPA-NXX Modification by the NPAC

In this scenario, NPAC SMS modifies an NPA-NXX Effective Date for an LNP service provider.

NPAC SMS
LSMS
SOA
NPAC >
1: M-SET Request serviceProvNPA-NXX
2: M-SET Response serviceProvNPA-NXX
If the LSMS or SOA supports modification of NPA-NXX:
3: M-SET Request serviceProvNPA-NXX
4: M-SET Response serviceProvNPA-NXX
5: M-SET Request serviceProvNPA-NXX
6: M-SET Response serviceProvNPA-NXX
If the LSMS or SOA does NOT support modification of NPA-NXX:
7: M-DELETE Request serviceProvNPA-NXX
8: M-DELETE Response serviceProvNPA-NXX
9: M-DELETE Request serviceProvNPA-NXX
10: M-DELETE Response serviceProvNPA-NXX

(continued)

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Action is taken by the NPAC Personnel to modify an NPA-NXX Effective Date for a specified service provider.

1.	The NPAC SMS sends an M-SET request to itself in order to modify a local serviceProvNPA-NXX object.

2.	The NPAC SMS receives the M-SET response indicating whether the serviceProvNPA-NXX object was modified successfully.

If the LSMS or SOA supports modification of NPA-NXX, perform the next 4 steps:

3.	If the serviceProvNPA-NXX object was modified, the NPAC SMS sends an M-SET request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

4.	The Local SMS(s) respond by sending an M-SET response indicating whether the serviceProvNPA-NXX object was modified successfully.

5.	If the serviceProvNPA-NXX object was modified, the NPAC SMS sends an M-SET request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) respond by sending an M-SET response indicating whether the serviceProvNPA-NXX object was modified successfully.

If the LSMS or SOA does NOT support modification of NPA-NXX, perform the next 8 steps:

7.	If the serviceProvNPA-NXX object was modified, the NPAC SMS sends an M-DELETE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

8.	The Local SMS(s) respond by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

9.	If the serviceProvNPA-NXX object was modified, the NPAC SMS sends an M-DELETE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

10.	The SOA(s) respond by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

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11.	If the serviceProvNPA-NXX object was modified, the NPAC SMS sends an M-CREATE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object using the same NPA-NXX-ID that was sent in the M-DELETE request (step 7 above).

12.	The Local SMS(s) respond by sending an M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

13.	If the serviceProvNPA-NXX object was modified, the NPAC SMS sends an M-CREATE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object using the same NPA-NXX-ID that was sent in the M-DELETE request (step 9 above).

14.	The SOA(s) respond by sending an M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

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B.4.1.3	NPA-NXX Deletion by the NPAC

In this scenario, NPAC SMS deletes an NPA-NXX for an LNP service provider.

Action is taken by NPAC SMS personnel to delete an NPA-NXX for a specified service provider.

1.	The NPAC SMS sends an M-DELETE request to itself in order to delete the local serviceProvNPA-NXX object.

Check the subscriptions database to see if subscriptions exist with this NPA-NXX that have a status other than “old” or “canceled.” Also, check if any NPA-NXX-Xs exist with this NPA-NXX. If so, respond with an error and terminate processing at this point.

2.	The NPAC SMS receives the M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

3.	If the serviceProvNPA-NXX object was deleted, the NPAC SMS sends an M-DELETE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

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4.	The Local SMS(s) responds by sending an M-DELETE response to the NPAC SMS indicating whether the serviceProvNPA-NXX object was deleted successfully.

5.	If the serviceProvNPA-NXX object was deleted, the NPAC SMS sends an M-DELETE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) responds by sending an M-DELETE response to the NPAC SMS indicating whether the serviceProvNPA-NXX object was deleted successfully.

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B.4.1.4	NPA-NXX Creation by the Local SMS

In this scenario, the Local SMS creates a new NPA-NXX for its own service provider network data.

Action is taken by the Local SMS personnel to create an NPA-NXX available for porting in their own service provider network.

1.	The Local SMS sends an M-CREATE request to the NPAC requesting that an NPA-NXX object be created for their own service provider network.

The NPAC SMS verifies that the service provider creating the NPA-NXX information is the same as the service provider that owns the network data. If not, then an M-CREATE accessDenied Error Response is returned.

2.	The NPAC SMS responds by sending an M-CREATE response to the Local SMS that initiated the request indicating whether the serviceProvNPA-NXX object was created successfully.

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3.	If the serviceProvNPA-NXX object was created, the NPAC SMS sends an M-CREATE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

4.	The Local SMS(s) responds by sending an M-CREATE Response indicating whether the serviceProvNPA-NXX object was created successfully.

5.	If the serviceProvNPA-NXX object was created, the NPAC SMS sends an M-CREATE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) responds by sending an M-CREATE Response indicating whether the serviceProvNPA-NXX object was created successfully.

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B.4.1.5	NPA-NXX Creation by the SOA

In this scenario, the SOA creates a new NPA-NXX for its own service provider network data.

Action is taken by the SOA personnel to create an NPA-NXX available for porting in their own service provider network.

1.	The SOA sends an M-CREATE request to the NPAC requesting that an NPA-NXX object be created for their own service provider network.

The NPAC SMS verifies that the service provider creating the NPA-NXX information is the same as the service provider that owns the network data. If not, then an M-CREATE access denied error response is returned to the SOA that initiated the request.

2.	The NPAC SMS sends an M-CREATE response back to the SOA for the serviceProvNPA-NXX object.

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3.	If the serviceProvNPA-NXX object was created, the NPAC SMS sends an M-CREATE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

4.	The Local SMS(s) responds by sending an M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

5.	If the serviceProvNPA-NXX object was created, the NPAC SMS sends an M-CREATE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) responds by sending an M-CREATE response indicating whether the serviceProvNPA-NXX object was created successfully.

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B.4.1.6	NPA-NXX Deletion by the Local SMS

In this scenario, the Local SMS deletes an NPA-NXX in its own service provider network data.

Action is taken by the Local SMS personnel to delete an NPA-NXX for their own service provider network data.

1.	The Local SMS sends an M-DELETE request to the NPAC SMS requesting that an NPA-NXX object be deleted for their own service provider.

The NPAC SMS verifies that the service provider that owns the NPAC-NXX information to be deleted is the same as the service provider that owns the network data. If not, then an M-DELETE accessDenied error response is returned.

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Check the subscriptions database to see if subscriptions exist with this NPA-NXX that have a status other than “old” without a Failed SP List or canceled.” Also, check if any NPA-NXX-Xs or Number Pool Blocks exist with this NPA-NXX. If so, terminate processing at this point.

2.	The NPAC SMS responds by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

3.	If the serviceProvNPA-NXX object was deleted, the NPAC SMS sends an M-DELETE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

4.	The Local SMS(s) responds by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

5.	If the serviceProvNPA-NXX object was deleted, the NPAC SMS sends an M-DELETE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) responds by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

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B.4.1.7	NPA-NXX Deletion by SOA

In this scenario, the SOA deletes a new NPA-NXX for its own service provider network data.

Action is taken by the SOA personnel to delete an NPA-NXX for their own service provider network data.

1.	The SOA sends an M-DELETE request to the NPAC SMS requesting that an NPA-NXX object be deleted for their own service provider.

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The NPAC SMS verifies that the service provider that owns the NPA-NXX information to be deleted is the same as the service provider that owns the network data. If not, then an M-DELETE accessDenied Error Response is returned.

Check the subscriptions database to see if subscriptions exist with this NPA-NXX that have a status other than “old” or “canceled.” Also, check if any NPA-NXX-Xs or Number Pool Blocks exist with this NPA-NXX. If so, terminate processing at this point.

2.	The NPAC SMS responds by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

3.	If the serviceProvNPA-NXX object was deleted, the NPAC SMS sends an M-DELETE request to all Local SMS(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

4.	The Local SMS(s) respond by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully.

5.	If the serviceProvNPA-NXX object was deleted, the NPAC SMS sends an M-DELETE request to all SOA(s) accepting downloads for the NPA-NXX for the serviceProvNPA-NXX object.

6.	The SOA(s) respond by sending an M-DELETE response indicating whether the serviceProvNPA-NXX object was deleted successfully

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B.4.1.8	NPA-NXX Query by the Local SMS

In this scenario, the Local SMS queries for NPA-NXX data.

Action is taken by Local SMS personnel to query for a serviceProvNPA-NXX.

1.	The Local SMS sends an M-GET request to the NPAC SMS for the serviceProvNPA-NXX object.

2.	The NPAC SMS responds by sending an M-GET response containing the NPA-NXX data back to the Local SMS.

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B.4.1.9	NPA-NXX Query by the SOA

In this scenario, the SOA queries for NPA-NXX updates.

Action is taken by SOA personnel to query for a serviceProvNPA-NXX.

1.	The SOA sends an M-GET request to the NPAC SMS for the serviceProvNPA-NXX object.

2.	The NPAC SMS responds by sending an M-GET response containing the NPA-NXX data back to the SOA.

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B.4.2	LRN Scenarios

B.4.2.1	LRN Creation by the NPAC

In this scenario, the NPAC SMS creates an LRN.

Action is taken by the NPAC personnel to create an LRN for an existing service provider.

1.	The NPAC SMS sends an M-CREATE request to itself in order to create a local serviceProvLRN object.

2.	The NPAC SMS receives the M-CREATE response indicating whether the serviceProvLRN object was created successfully.

3.	If the serviceProvLRN object was created, the NPAC SMS sends an M-CREATE request to all Local SMS(s) for the serviceProvLRN object.

4.	The Local SMS(s) responds by sending an M-CREATE response indicating whether the serviceProvLRN object was created successfully.

5.	If the serviceProvLRN object was created, the NPAC SMS sends an M-CREATE request to all SOA(s) for the serviceProvLRN object.

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6.	The SOA(s) responds by sending an M-CREATE response indicating whether the serviceProvLRN object was created successfully.

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B.4.2.2	LRN Creation by the SOA

In this scenario, the SOA creates an LRN for its own service provider network data.

Action is taken by the SOA personnel to create an LRN for their own network data.

1.	The SOA sends an M-CREATE request to the NPAC SMS requesting that an LRN object be created for their own network data.

2.	The NPAC SMS responds by sending an M-CREATE response back to the SOA that initiated the request, indicating whether the serviceProvLRN object was created successfully.

3.	If the serviceProvLRN object was created, the NPAC SMS sends an M-CREATE request to all Local SMS(s) for the serviceProvLRN object.

4.	The Local SMS(s) respond by sending an M-CREATE response indicating whether the service provider LRN object was created successfully.

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5.	If the serviceProvLRN object was created, the NPAC SMS sends an M-CREATE request to all SOA(s) for the serviceProvLRN object.

6.	The SOA(s) respond by sending an M-CREATE response indicating whether the service provider LRN object was created successfully.

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B.4.2.3	LRN Deletion by the SOA

In this scenario, the SOA deletes an LRN for their own service provider network data.

Action is taken by the SOA personnel to delete an LRN for their own network data.

1.	The SOA sends an M-DELETE request to the NPA requesting that an LRN object be deleted.

The NPAC SMS verifies that the service provider deleting the LRN information is the same as the service provider that is associated with the network data. If not, then an accessDenied M-DELETE error response is returned.

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Check the subscriptions database to see if subscriptions exist with this LRN that have a status other than “old” without a Failed SP List or “canceled.” Also, check if any Number Pool Blocks exist with this LRN. If so, an M-SET error response complexity limitation is returned.

2.	The NPAC SMS responds by sending an M-DELETE response indicating whether the serviceProvLRN object was deleted successfully.

3.	If the serviceProvLRN object was deleted, the NPAC SMS sends an M-DELETE request to all Local SMS(s) for the serviceProvLRN object.

4.	The Local SMS(s) responds by sending a message indicating whether the serviceProvLRN object was deleted successfully.

5.	If the serviceProvLRN object was deleted, the NPAC SMS sends an M-DELETE request to all SOA(s) for the serviceProvLRN object.

6.	The SOA(s) responds by sending a message indicating whether the serviceProvLRN object was deleted successfully.

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B.4.2.4	LRN Query by the SOA

In this scenario, the SOA queries LRN data.

Action is taken by SOA personnel to an LRN for a specified service provider.

1.	The SOA sends an M-GET request to the NPAC SMS for the serviceProvLRN object.

2.	The NPAC SMS responds by sending an M-GET response containing the data back to the SOA.

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B.4.2.5	LRN Deletion by the NPAC

In this scenario, the NPAC SMS deletes an LRN.

Action is taken by the NPAC SMS personnel to delete an LRN for a service provider.

1.	The NPAC SMS sends an M-DELETE request to itself in order to delete the local serviceProvLRN object.

Check the subscriptions database to see if subscriptions exist with this LRN that have a status other than “old” or “canceled.” Also, check if any Number Pool Blocks exist with this LRN. If so, terminate processing at this point.

2.	The NPAC SMS receives the M-DELETE response indicating whether the serviceProvLRN object was deleted successfully.

3.	If the serviceProvLRN object was deleted, the NPAC SMS sends an M-DELETE request to all Local SMS(s) for the serviceProvLRN object.

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4.	The Local SMS(s) responds by sending an M-DELETE response indicating whether the serviceProvLRN object was deleted successfully.

5.	If the serviceProvLRN object was deleted, the NPAC SMS sends an M-DELETE request to all SOA(s) for the serviceProvLRN object.

6.	The SOA(s) responds by sending an M-DELETE response indicating whether the serviceProvLRN object was deleted successfully.

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B.4.2.6	LRN Creation by the Local SMS

In this scenario, the Local SMS creates an LRN for its own service provider network data.

Action is taken by the Local SMS personnel to create an LRN for their own network data.

1.	The SMS sends an M-CREATE request to the NPAC requesting that an LRN object be created for their own network data.

2.	The NPAC SMS responds by sending an M-CREATE response back to the Local SMS that initiated the request, indicating whether the serviceProvLRN object was created successfully.

3.	If the serviceProvLRN object was created, the NPAC SMS sends an M-CREATE request to all Local SMS(s) for the serviceProvLRN object.

4.	The Local SMS(s) responds by sending an M-CREATE response indicating whether the serviceProvLRN object was created successfully.

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5.	If the serviceProvLRN object was created, the NPAC SMS sends an M-CREATE request to all SOA(s) for the serviceProvLRN object.

6.	The SOA(s) responds by sending an M-CREATE response indicating whether the serviceProvLRN object was created successfully.

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B.4.2.7	LRN Deletion by the Local SMS

In this scenario, the Local SMS deletes an LRN for their own service provider network data.

Action is taken by the Local SMS personnel to delete an LRN for their own network data.

1.	The Local SMS sends an M-DELETE request to the NPAC requesting that an LRN object be deleted.

The NPAC SMS verifies that the service provider deleting the LRN information is the same as the service provider that is associated with the network data. If not, then an accessDenied M-DELETE Error Response is returned.

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Check the subscriptions database to see if subscriptions exist with this LRN that have a status other than “old” or “canceled.” Also, check if any Number Pool Blocks exist with this LRN. If so, an M-SET Error Response complexity limitation is returned.

2.	The NPAC SMS responds by sending an M-DELETE response indicating whether the serviceProvLRN object was deleted successfully.

3.	If the serviceProvLRN object was deleted, the NPAC SMS sends an M-DELETE request to all Local SMS(s) for the serviceProvLRN object.

4.	The Local SMS(s) responds by sending a message indicating whether the serviceProvLRN object was deleted successfully.

5.	If the serviceProvLRN object was deleted, the NPAC SMS sends an M-DELETE request to all SOA(s) for the serviceProvLRN object.

6.	The SOA(s) responds by sending a message indicating whether the serviceProvLRN object was deleted successfully.

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B.4.2.8	LRN Query by the Local SMS

In this scenario, the Local SMS queries LRN data.

Action is taken by Local SMS personnel to query an LRN for a specified service provider.

1.	The Local SMS sends an M-GET request to the NPAC SMS for the serviceProvLRN object.

2.	The NPAC SMS responds by sending an M-GET response containing the data back to the Local SMS.

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B.4.2.9	Network Data Download

DELETED. This scenario is superceded by the text and flows in section B.7, Local SMS and SOA Recovery.

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B.4.2.10	Scoped/Filtered GET of Network Data

This scenario shows a request for network data via a scoped/filtered M-GET. Scoping and filtering can be done from the serviceProvNetwork object.

Action is taken by the Local SMS personnel to request network data via a scoped/filtered M-GET request.

1.	The Local SMS sends a scoped/filtered M-GET request to the NPAC SMS.

2.	The NPAC SMS sends the first network data object (serviceProvNetwork) that passes the scope/filter criteria to the Local SMS that initiated the request.

3.	The NPAC SMS sends continues to send to the Local SMS all network data objects (serviceProvNetwork) that pass the scope/filter criteria.

4.	A final M-GET response is sent to the Local SMS that initiated the request once all scoped/filtered network objects have been returned, and will contain no data.

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B.4.2.11	Scoped/Filtered GET of Network Data from SOA

This scenario shows a request for network data via a scoped/filtered M-GET. Scoping and filtering is done from serviceProvNetwork.

Action is taken by the SOA personnel to request network data via a scoped/filtered M-GET request.

1.	The SOA sends a scoped/filtered M-GET request to the NPAC SMS.

2.	The NPAC SMS sends the first network data object (serviceProvNetwork, serviceProvNPA-NXX, serviceProvLRN, serviceProvNPA-NXX-X) that passes the scope/filter criteria to the SOA that initiated the request.

3.	The NPAC SMS continues to send to the SOA all network data objects object (serviceProvNetwork, serviceProvNPA-NXX, serviceProvLRN, serviceProvNPA-NXX-X) that pass the scope/filter criteria.

4.	A final M-GET response is sent to the SOA that initiated the request once all scoped/filtered network objects have been returned, and will contain no data.

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B.4.3	Service Provider NPA-NXX-X

This section contains the flows that demonstrate service provider NPA-NXX-X creation, modification, deletion and query.

B.4.3.1	Service Provider NPA-NXX-X Create by NPAC SMS (previously NNP flow 1.1)

In this scenario, the NPAC SMS creates the serviceProvNPA-NXX-X object at the request of the number pool administrator.

Action is taken by NPAC SMS personnel to create the serviceProvNPA-NXX-X object.

1.	The NPAC SMS sends an M-CREATE request to itself in order to create a local serviceProvNPA-NXX-X object. The NPAC SMS provides the following attributes:

serviceProvNPA-NXX-X-Value

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvID

The NPAC SMS validates the following:

•	NPA-NXX of the serviceProvNPA-NXX-X-value is an existing NPA-NXX.

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•	The effective date is greater than or equal to the NPA-NXX Live TimeStamp.

•	The effective date is greater than or equal to the current date.

•	Verify no serviceProvNPA-NXX-X object exists with this NPA-NXX-X value.

•	The service provider ID is an existing service provider.

The NPAC SMS rejects the request if any subscriptionVersionNPAC objects exist with a status of pending, conflict, cancel-pending or failed for a TN specified by the serviceProvNPA-NXX-X-value and an active subscriptionVersionNPAC object does not exist for that TN or the subscription version is a Port-To-Original request.

2.	The NPAC SMS receives the M-CREATE request and sets the serviceProvNPA-NXX-X-ID, serviceProvNPA-NXX-X-CreationTimeStamp and serviceProvNPA-NXX-X-ModifiedTimeStamp. The NPAC SMS then issues a response indicating whether the serviceProvNPA-NXX-X object was successfully created.

3.	The NPAC SMS sends an M-CREATE request for the serviceProvNPA-NXX-X object to all Local SMSs who support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX. The following attributes are sent in the M-CREATE:

serviceProvNPA-NXX-X-ID

serviceProvNPA-NXX-X-Value

serviceProvNPA-NXX-X-CreationTimeStamp

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvNPA-NXX-X-ModifiedTimeStamp

serviceProvNPA-NXX-X-DownloadReason

4.	The Local SMS responds by sending the M-CREATE response indicating whether the serviceProvNPA-NXX-X object was created successfully.

5.	At the same time as step 3, the NPAC SMS sends an M-CREATE request for the serviceProvNPA-NXX-X object to all SOAs who support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX. The following attributes are sent in the M-CREATE:

serviceProvNPA-NXX-X-ID

serviceProvNPA-NXX-X-Value

serviceProvNPA-NXX-X-CreationTimeStamp

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvNPA-NXX-X-ModifiedTimeStamp

serviceProvNPA-NXX-X-DownloadReason

6.	The SOA responds by sending the M-CREATE response indicating whether the serviceProvNPA-NXX-X object was created successfully.

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B.4.3.1.1	Service Provider NPA-NXX-X Create by NPAC SMS (continued)

NPAC SMS decides if this NPA-NXX-X Create is the first use of the NPA-NXX.

1.	If this is the first use of the NPA-NXX, the NPAC SMS sends the subscriptionVersionNewNPA-NXX M-EVENT-REPORT to inform the accepting Local SMSs.

2.	The Local SMS confirms the M-EVENT-REPORT.

3.	The NPAC SMS sends the subscriptionVersionNew NPA-NXX M-EVENT-REPORT to inform the Current Service Provider SOA.

4.	The SOA confirms the M-EVENT-REPORT.

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B.4.3.2	Service Provider NPA-NXX-X Modification by NPAC SMS (previously NNP flow 1.2)

In this scenario, the NPAC SMS modifies the serviceProvNPA-NXX-X object at the request of the number pool administrator.

Action is taken by NPAC SMS personnel to initiate a modification to the serviceProvNPA-NXX-X object.

1.	NPAC SMS sends the M-SET request to itself to update the following attributes:

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvNPA-NXX-X-ModifiedTimeStamp

2.	NPAC SMS responds indicating whether the modification was successful. The update request will fail if the effective timestamp is less than the NPA-NXX Live TimeStamp or if the current date is greater than or equal to the object’s current effective timestamp.

3.	NPAC SMS sends the M-SET request to update the serviceProvNPA-NXX-X to all Local SMS that support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX.

4.	At the same time as step 3, NPAC SMS sends the M-SET request to update the serviceProvNPA-NXX-X to all SOAs that support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX.

5.	Local SMS respond to the M-SET indicating whether the modification was successful.

6.	SOA respond to the M-SET indicating whether the modification was successful.

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B.4.3.3	Service Provider NPA-NXX-X Deletion by NPAC SMS Prior to Number Pool Block Existence (previously NNP flow 1.3)

In this scenario, the NPAC SMS deletes the serviceProvNPA-NXX-X object at the request of the number pool administrator. This deletion takes place prior to the effective date or after the effective date, but prior to the number pool block object being created for the NPA-NXX-X value.

Action is taken by NPAC SMS personnel to delete a serviceProvNPA-NXX-X object.

1.	The NPAC SMS sends an M-DELETE request to itself in order to delete the local serviceProvNPA-NXX-X object.

2.	The NPAC SMS receives the M-DELETE response indicating whether the serviceProvNPA-NXX-X object was successfully deleted.

3.	The NPAC SMS sends the M-DELETE request to all Local SMS for the serviceProvNPA-NXX-X object who support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX.

4.	At the same time as step 3, the NPAC SMS sends the M-DELETE request to all SOAs for the serviceProvNPA-NXX-X object who support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX.

5.	The Local SMS responds by sending the M-DELETE response indicating whether the serviceProvNPA-NXX-X object was deleted successfully.

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6.	The SOA responds by sending the M-DELETE response indicating whether the serviceProvNPA-NXX-X object was deleted successfully.

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B.4.3.4	Service Provider NPA-NXX-X Query by SOA or LSMS (previously NNP flow1.4)

In this scenario, the service provider queries the NPAC SMS for one or more serviceProvNPA-NXX-X objects from the SOA or Local SMS.

Service provider personnel take action to query the NPAC SMS for one or more serviceProvNPA-NXX-X objects.

1.	SOA or Local SMS sends an M-GET for a single serviceProvNPA-NXX-X object by serviceProvNPA-NXX-X-ID or a scope and filtered M-GET for one or more serviceProvNPA-NXX-X objects.

2.	If the NPAC SMS finds one or more serviceProvNPA-NXX-X objects that match the input criteria, the NPAC SMS responds with the single or linked reply of serviceProvNPA-NXX-X object(s). Otherwise it returns an empty result.

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B.4.3.5	Service Provider NPA-NXX-X Create by NPAC SMS for Pseudo-LRN

In this scenario, the NPAC SMS creates the serviceProvNPA-NXX-X object for a pseudo-LRN NPA-NXX-X.

Action is taken by NPAC SMS personnel to create the serviceProvNPA-NXX-X object.

1.	The NPAC SMS sends an M-CREATE request to itself in order to create a local serviceProvNPA-NXX-X object. The NPAC SMS provides the following attributes:

serviceProvNPA-NXX-X-Value

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvID

The NPAC SMS validates the following:

•	NPA-NXX of the serviceProvNPA-NXX-X-value is an existing NPA-NXX.

•	The effective date is greater than or equal to the NPA-NXX Live TimeStamp.

•	The effective date is greater than or equal to the current date.

•	Verify no serviceProvNPA-NXX-X object exists with this NPA-NXX-X value.

•	The service provider ID is an existing service provider.

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The NPAC SMS rejects the request if any subscriptionVersionNPAC objects exist for a TN specified by the serviceProvNPA-NXX-X-value.

2.	The NPAC SMS receives the M-CREATE request and sets the serviceProvNPA-NXX-X-ID, serviceProvNPA-NXX-X-CreationTimeStamp and serviceProvNPA-NXX-X-ModifiedTimeStamp. The NPAC SMS then issues a response indicating whether the serviceProvNPA-NXX-X object was successfully created.

3.	The NPAC SMS sends an M-CREATE request for the serviceProvNPA-NXX-X object to all Local SMSs who support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). The following attributes are sent in the M-CREATE:

serviceProvNPA-NXX-X-ID

serviceProvNPA-NXX-X-Value

serviceProvNPA-NXX-X-CreationTimeStamp

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvNPA-NXX-X-ModifiedTimeStamp

serviceProvNPA-NXX-X-DownloadReason

4.	The Local SMS responds by sending the M-CREATE response indicating whether the serviceProvNPA-NXX-X object was created successfully (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

5.	At the same time as step 3, the NPAC SMS sends an M-CREATE request for the serviceProvNPA-NXX-X object to all SOAs who support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no download (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE). The following attributes are sent in the M-CREATE:

serviceProvNPA-NXX-X-ID

serviceProvNPA-NXX-X-Value

serviceProvNPA-NXX-X-CreationTimeStamp

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvNPA-NXX-X-ModifiedTimeStamp

serviceProvNPA-NXX-X-DownloadReason

6.	The SOA responds by sending the M-CREATE response indicating whether the serviceProvNPA-NXX-X object was created successfully (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no download response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.4.3.6	Service Provider NPA-NXX-X Modification by NPAC SMS for Pseudo-LRN

In this scenario, the NPAC SMS modifies the serviceProvNPA-NXX-X object for a pseudo-LRN NPA-NXX-X.

Action is taken by NPAC SMS personnel to initiate a modification to the serviceProvNPA-NXX-X object.

1.	NPAC SMS sends the M-SET request to itself to update the following attributes:

serviceProvNPA-NXX-X-EffectiveTimeStamp

serviceProvNPA-NXX-X-ModifiedTimeStamp

2.	NPAC SMS responds indicating whether the modification was successful. The update request will fail if the effective timestamp is less than the NPA-NXX Live TimeStamp or if the current date is greater than or equal to the object’s current effective timestamp.

3.	NPAC SMS sends the M-SET request to update the serviceProvNPA-NXX-X to all Local SMS that support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

4.	At the same time as step 3, NPAC SMS sends the M-SET request to update the serviceProvNPA-NXX-X to all SOAs that support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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5.	Local SMS respond to the M-SET indicating whether the modification was successful (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

6.	SOA respond to the M-SET indicating whether the modification was successful (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.4.3.7	Service Provider NPA-NXX-X Deletion by NPAC SMS for Pseudo-LRN

In this scenario, the NPAC SMS deletes the serviceProvNPA-NXX-X object for a pseudo-LRN NPA-NXX-X. This deletion takes place prior to the effective date or after the effective date, but prior to the number pool block object being created for the NPA-NXX-X value.

Action is taken by NPAC SMS personnel to delete a serviceProvNPA-NXX-X object.

1.	The NPAC SMS sends an M-DELETE request to itself in order to delete the local serviceProvNPA-NXX-X object.

2.	The NPAC SMS receives the M-DELETE response indicating whether the serviceProvNPA-NXX-X object was successfully deleted.

3.	The NPAC SMS sends the M-DELETE request to all Local SMS for the serviceProvNPA-NXX-X object who support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS and are receiving data for the NPA-NXX (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

4.

At the same time as step 3, the NPAC SMS sends the M-DELETE request to all SOAs for the serviceProvNPA-NXX-X object who support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their

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service provider profile on the NPAC SMS and are receiving data for the NPA-NXX (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

5.	The Local SMS responds by sending the M-DELETE response indicating whether the serviceProvNPA-NXX-X object was deleted successfully (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

6.	The SOA responds by sending the M-DELETE response indicating whether the serviceProvNPA-NXX-X object was deleted successfully (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.4.4	Number Pool Block

This section contains the flows that demonstrate number pool block creation, modification and deletion.

B.4.4.1	Number Pool Block Create/Activate by SOA (previously NNP flow 2.1)

In this scenario, the block holder service provider sends in the M-ACTION for the number pool block to be created.

SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
SOA >
1: M-ACTION Request numberPoolBlock-Create
2: M-CREATE Request numberPoolBlockNPAC
3: M-CREATE Response numberPoolBlockNPAC
4: M-CREATE Request subscriptionVersionNPAC
5: M-CREATE Response subscriptionVersionNPAC
6: M-ACTION Response numberPoolBlock-Create
7: M-EVENT-REPORT objectCreation
8: M-EVENT-REPORT Confirmation

Action is taken by the block holder service provider SOA to create a number pool block.

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1.	The block holder service provider SOA sends the M-ACTION numberPoolBlock-Create to the NPAC SMS. The block holder service provider must provide the following attributes:

numberPoolBlockNPA-NXX-X

numberPoolBlockLRN

numberPoolBlockSPID

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

numberPoolBlockLIDB-SSN

If the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes must be included:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

If the indicator is not set in the service provider’s profile, the WSMSC data cannot be included.

If the “SOA Supports SV Type Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes must be included:

numberPoolBlockSVType

Based on the Optional Data parameter settings in the service provider’s profile on the NPAC SMS, the Optional Data parameters listed in the Optional Data XML may be included.

The NPAC SMS verifies the following and returns the indicated error if the condition fails:

•	The serviceProvNPA-NXX-X object exists for the given numberPoolBlockNPA-NXX-X. If the condition fails, error returned is ‘no-npa-nxx-x-found’.

•

The service provider associated with the SOA is equal to the numberPoolBlockSPID and is owner of the corresponding serviceProvNPA-NXX-X object. If the condition fails, error returned is ‘soa-not-authorized’.

•	All attributes are valid. If the condition fails, error returned is ‘invalid-data-values’.

•

A numberPoolBlockNPAC object does not already exist or one exists with a status of ‘old’ with an empty list of failed service providers for the given numberPoolBlockNPA-NXX-X. If the condition fails, error returned is ‘number-pool-block-already-exists’.

•

The current date is greater than or equal to the serviceProvNPA-NXX-X-EffectiveTimeStamp of the corresponding serviceProvNPA-NXX-X object. If the condition fails, error returned is ‘prior-to-effective-date’.

•

There are no subscription version objects within the given TN range with a status of pending, conflict, cancel-pending or failed (“pending-like”) and no active subscription version for that TN. If the condition fails, error returned is ‘invalid-subscription-versions’.

Any other error will be returned as “failed”. If an error is found, the NPAC SMS returns the M-ACTION reply with the error. No further processing occurs.

2.	If the request is valid, the NPAC SMS creates the numberPoolBlockNPAC object. The numberPoolBlockSOA-Origination indicator is set to TRUE. The numberPoolBlockActivationTimeStamp, numberPoolBlockCreationTimeStamp, numberPoolBlockBroadcastTimeStamp and numberPoolBlockModifiedTimeStamp are set. The numberPoolBlockStatus is set to “sending”.

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3.	The NPAC SMS responds to the M-CREATE.

4.	If the request is valid, the NPAC SMS will create the corresponding subscriptionVersionNPAC object(s). If an active, partial-failure, sending or disconnect-pending (“active-like”) subscription version exists within the block’s TN range, no new subscription version will be created for that TN. For the subscription versions created, the subscriptionLNPType will be set to ‘pool’, subscriptionVersionStatus will be set to “sending” and the subscriptionModifiedTimeStamp, subscriptionActivationTimeStamp, subscriptionBroadcastTimeStamp and subscriptionCreationTimeStamp will be set.

5.	The NPAC SMS will respond with the M-CREATE response.

6.	NPAC SMS responds to the M-ACTION.

7.	NPAC SMS sends the M-EVENT-REPORT objectCreation for the numberPoolBlockNPAC to the SOA. The following attributes will be sent in the objectCreation notification:

numberPoolBlockId

numberPoolBlockSOA-Origination

numberPoolBlockCreationTimeStamp

numberPoolBlockStatus

numberPoolBlockNPA-NXX-X

numberPoolBlockSPID

numberPoolBlockLRN

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

numberPoolBlockLIDB-SSN

If the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes will be included:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

If the “SOA Supports SV Type Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes will be included:

numberPoolBlockSVType

Based on the Optional Data parameter settings in the service provider’s profile on the NPAC SMS, the Optional Data parameters listed in the Optional Data XML may be included.

8.	The block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.2	Number Pool Block Create by NPAC SMS (previously NNP flow 2.2)

In this scenario, the NPAC SMS creates the number pool block on or after the effective date of the serviceProvNPA-NXX-X object. Since the SOA does not send in the creation request, all notifications (M-EVENT-REPORTs) to the SOA will be suppressed.

Action is taken by the NPAC SMS to create a number pool block.

1.	NPAC SMS personnel create the numberPoolBlockNPAC on the NPAC SMS for a service provider block holder using the M-ACTION, numberPoolBlock-Create. The following attributes are required:

numberPoolBlockNPA-NXX-X

numberPoolBlockSPID

numberPoolBlockLRN

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

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numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

numberPoolBlockLIDB-SSN

If the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile, the following attributes must be provided:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

If the indicator is not set, the request will be rejected.

If the “SOA Supports SV Type Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes must be included:

numberPoolBlockSVType

Based on the Optional Data parameter settings in the service provider’s profile on the NPAC SMS, the Optional Data parameters listed in the Optional Data XML may be included.

The NPAC SMS verifies the following and returns the indicated error if the condition fails:

•	The serviceProvNPA-NXX-X object exists for the given numberPoolBlockNPA-NXX-X. If the condition fails, error returned is no-npa-nxx-x-found.

•	All attributes are valid. If the condition fails, error returned is invalid-data-values.

•

A numberPoolBlockNPAC object does not already exist or one exists with a status of ‘old’ with an empty list of failed service providers for the given numberPoolBlockNPA-NXX-X. If the condition fails, error returned is number-pool-block-already-exists.

•

The current date is greater than or equal to the serviceProvNPA-NXX-X-EffectiveTimeStamp of the corresponding serviceProvNPA-NXX-X object. If the condition fails, error returned is prior-to-effective-date.

•

There are no subscription version objects within the given TN range with a status of pending, conflict, cancel-pending or failed (“pending-like”) and no active subscription version for that TN. If the condition fails, error returned is invalid-subscription-versions.

Any other error will be returned as “failed”. If an error is found, the NPAC SMS returns the M-ACTION reply with the error. No further processing occurs.

2.	The NPAC SMS creates the numberPoolBlockNPAC object. The numberPoolBlockSOA-Origination indicator is set to FALSE. The numberPoolBlockCreationTimeStamp, numberPoolBlockActivationTimeStamp, numberPoolBlockBroadcastTimeStamp and numberPoolBlockModifiedTimeStamp are set. The numberPoolBlockStatus is set to “sending”.

3.	NPAC SMS responds to the M-CREATE.

4.	The NPAC SMS creates the corresponding subscriptionVersionNPAC object.(s). If an active, partial-failure, sending or disconnect-pending (“active-like”) subscription version exists within the block’s TN range, no new subscription version will be created for that TN. For the subscription version created, the subscriptionLNPType will be set to ‘pool’, the subscriptionVersionStatus will be set to “sending” and the subscriptionModifiedTimeStamp, subscriptionActivationTimeStamp, subscriptionBroadcastTimeStamp and subscriptionCreationTimeStamp will be set.

5.	NPAC SMS responds to the M-CREATE.

6.	NPAC SMS responds to the M-ACTION.

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B.4.4.3	Number Pool Block Create Broadcast Successful to Local SMS (previously NNP flow 2.3.1)

In this scenario, the number pool block and corresponding subscription versions have been created on the NPAC SMS. The NPAC SMS now begins to broadcast the subscriptionVersions and numberPoolBlock data to the Local SMSs.

SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in "sending" state.
1: M-ACTION Request subscriptionVersionLocalSMS-Create
Non-EDR Local SMS verifies action is valid.
2: M-CREATE Request numberPoolBlock
3: M-ACTION Response subscriptionVersionLocalSMS-Create
4: M-CREATE Response numberPoolBlock
All subscription version creates have been attempted by the Local SMS.
5: M-EVENT-REPORT subscriptionVersionLocalSMS-ActionResults
6: M-EVENT-REPORT Confirmation
NPAC SMS waits for all subscriptionVersionLocalSMS-ActionResults notifications (default 1 hour).

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1.	NPAC SMS issues the subscriptionVersionLocalSMS-Create action to the non-EDR Local SMS, if it is accepting downloads for the NPA-NXX of the subscription versions. This action contains all data required to create the subscription versions with the subscriptionLNPType of ‘pool’.

2.	At the same time as step 1, the NPAC SMS sends the M-CREATE for the numberPoolBlock to the EDR Local SMS.

3.	The non-EDR Local SMS verifies the action is valid and returns the M-ACTION reply. If the non-EDR Local SMS does not respond to the M-ACTION request, the NPAC SMS will retry the request a tunable amount of times.

4.	The EDR Local SMS sends to the NPAC SMS the results of the M-CREATE. If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-CREATE request a tunable amount of times.

5.	The non-EDR Local SMS proceeds to execute all the creates specified by the action. The non-EDR Local SMS sends to the NPAC SMS the M-EVENT-REPORT specifying the success or failure of the subscription version creates.

6.	NPAC SMS confirms the M-EVENT-REPORT.

The NPAC SMS now waits for all the subscriptionVersionLocalSMS-ActionResults M-EVENT-REPORTs a tunable amount of time (default 1 hour).

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B.4.4.4	Number Pool Block Create: Successful Broadcast (previously NNP flow 2.3.2)

In this scenario, the NPAC SMS has just completed the successful broadcast of a numberPoolBlock and corresponding subscriptionVersions.

1.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘active’ and setting the subscriptionModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘active’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

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5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block. The status attribute value change would contain the numberPoolBlockStatus set to ‘active’.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.5	Number Pool Block Create Broadcast to Local SMS: Failure (previously NNP flow 2.4)

In this scenario, the NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in ‘sending’ state for creation to the Local SMSs and no Local SMS will respond successfully to the broadcast.

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1.	NPAC SMS sends the M-ACTION subscriptionVersionLocalSMS-Create request to all the non-EDR Local SMSs.

2.	At the same time as step 1, NPAC SMS sends the M-CREATE numberPoolBlock request to all the EDR Local SMSs.

NPAC SMS waits for all the responses.

NPAC SMS retries any Local SMS who does not respond.

NPAC SMS receives no responses or receives errors in response to the create requests from all Local SMSs (EDR and non-EDR).

3.	NPAC SMS sets each subscriptionVersionNPAC’s subscriptionVersionStatus to ‘failed’. The subscriptionFailed-SP-List gets updated with the failed service providers and the subscriptionModifiedTimeStamp gets set.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS sets the numberPoolBlock’s numberPoolBlockStatus to ‘failed’. The numberPoolBlockFailed-SP-List gets updated with the failed service providers, both EDR and non-EDR, and the subscriptionModifiedTimeStamp gets set.

6.	NPAC SMS responds to the M-SET.

7.	If the numberPoolBlock’s SOA Origination indicator is set to ‘true’, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, for the numberPoolBlock with the numberPoolBlockStatus set to ‘failed’ and the numberPoolBlockFailed-SP-List to the block holder SOA.

8.	The SOA confirms the M-EVENT-REPORT.

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B.4.4.6	Number Pool Block Create Broadcast to Local SMS: Partial Failure (previously NNP flow 2.5.1)

In this scenario, the NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in ‘sending’ state for creation to the Local SMSs and some but not all Local SMS will respond successfully to the broadcast resulting in a state of “partial-failure” for one or more of the subscription versions and the number pool block.

SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in "sending" state.
1: M-ACTION Request subscriptionVersionLocalSMS-Create
Non-EDR Local SMS verifies action is valid.
2: M-CREATE Request numberPoolBlock
3: M-ACTION Response subscriptionVersionLocalSMS-Create
4: M-CREATE Response numberPoolBlock
All subscription version creates have been attempted by the Local SMS.
5: M-EVENT-REPORT subscriptionVersionLocalSMS-ActionResults
6: M-EVENT-REPORT Confirmation
NPAC SMS waits for all subscriptionVersionLocalSMS-ActionResults notifications (default 1 hour).
NPAC SMS retries any non-responding Local SMSs.

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1.	NPAC SMS issues the subscriptionVersionLocalSMS-Create action to the non-EDR Local SMS, if it is accepting downloads for the NPA-NXX of the subscription versions. This action contains all data required to create the subscription versions with the subscriptionLNPType of ‘pool’.

2.	At the same time as step 1, NPAC SMS sends the M-CREATE for the numberPoolBlock to the EDR Local SMS.

3.	The non-EDR Local SMS verifies the action is valid and returns an acknowledgment. If the non-EDR Local SMS fails to respond, the NPAC SMS will retry the M-ACTION request a tunable amount of times.

4.	The EDR Local SMS sends to the NPAC SMS the results of the M-CREATE. If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-CREATE request a tunable amount of times.

5.	The non-EDR Local SMS proceeds to execute all the creates specified by the action. The non-EDR Local SMS sends to the NPAC SMS the M-EVENT-REPORT specifying the success or failure of the creates.

6.	NPAC SMS confirms the M-EVENT-REPORT.

The NPAC SMS now waits for all the subscriptionVersionLocalSMS-ActionResults M-EVENT-REPORTs responses a tunable amount of time (default 1 hour).

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B.4.4.7	Number Pool Block Create Broadcast Partially Failed NPAC SMS Updates (previously NNP flow2.5.2)

All retries have been exhausted and the time for the subscriptionVersionLocalSMS-CreateResults to be received has expired for a broadcast of a number pool block create.

SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS receives a successful response to the create requests from at least one, but not all Local SMSs (EDR and non-EDR).
1: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus = partially-failed
subscriptionFailedSP-List
subscriptionModifiedTimeStamp
2: M-SET Response subscriptionVersionNPAC
3: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus = partially-failed
numberPoolBlockFailedSP-List
numberPoolBlockModifiedTimeStamp
4: M-SET Response numberPoolBlockNPAC
5: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange
numberPoolBlockStatus = partially-failed
6: M-EVENT-REPORT Confirmation

NPAC SMS receives a successful response to the create request from at least one, but not all, Local SMSs (EDR and non-EDR).

The NPAC SMS must now set the numberPoolBlock to partial-failure and subscriptionVersion objects to partial-failure or active depending upon which Local SMSs failed the request. If an EDR Local SMS failed, the

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numberPoolBlock and ALL subscriptionVersions broadcast will be set to partial-failure. If a non-EDR Local SMS failed all the creates, the numberPoolBlock and ALL subscriptionVersion broadcast will be set to partial-failure. If a non-EDR Local SMS fails only some of the subscriptionVersion creates, the numberPoolBlock will be set to partial-failure along with the subscriptionVersions the non-EDR Local SMS failed. The other subscription versions may be set to ‘active’ if all EDR Local SMSs were successful and all other non-EDR Local SMSs were successful for those subscription versions.

The numberPoolBlockFailed-SP-List on the number pool block object contains all the service providers who failed to receive either the number pool block or any of the subscription versions. The subscriptionFailed-SP-List on each subscription version object contains only those service providers who failed to receive that subscription version or the number pool block object.

The partial-failure status will be removed from both objects when all subscriptionVersions and numberPoolBlocks are successfully resent or recovered.

1.	NPAC SMS issues an M-SET to the subscriptionVersionNPAC(s) setting the subscriptionVersionStatus to ‘partially-failed’ or ‘active’ and setting the subscriptionFailed-SP-List to the list of failed service providers. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues an M-SET to the numberPoolBlockNPAC setting the numberPoolBlockStatus to ‘partially-failed’ and setting the numberPoolBlockFailed-SP-List to the list of failed service providers. The numberPoolBlockModifiedTimeStamp is also set.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to ‘true’, the NPAC SMS sends the block holder SOA the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, with the numberPoolBlockStatus set to ‘partially-failed’ and the numberPoolBlockFailed-SP-List.

6.	The block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.8	Number Pool Block Create Resend Broadcast (previously NNP flow 2.6)

In this scenario, the NPAC SMS has a number pool block and corresponding subscription versions with LNP type of ‘pool’ in a failed or partially-failed state. The NPAC SMS will resend the requests to the Local SMSs.

SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS >
1: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus = sending
2: M-SET Response numberPoolBlockNPAC
3: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus = sending
4: M-SET Response subscriptionVersionNPAC
If a non-EDR Local SMS had previously failed
5: M-ACTION Request subscriptionVersionLocalSMS-Create
If an EDR Local SMS had previously failed
6: M-CREATE Request numberPoolBlock
7: M-ACTION Response subscriptionVersionLocalSMS-Create
8: M-CREATE Response numberPoolBlock
9: M-EVENT-REPORT subscriptionVersionLocalSMS-ActionResults
10: M-EVENT-REPORT Confirmation

Action is taken by the NPAC SMS personnel to resend a previously failed activation of a number pool block and corresponding subscription versions.

1.	NPAC SMS issues the M-SET to modify the numberPoolBlockStatus to ‘sending’ on the number pool block object. The numberPoolBlockModifiedTimeStamp and numberPoolBlockBroadcastTimeStamp also get set.

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2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to modify the subscriptionVersionStatus to ‘sending’ on the subscription version object. The subscriptionModifiedTimeStamp and subscriptionBroadcastTimeStamp also get set.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues the subscriptionVersionLocalSMS-Create action to the non-EDR Local SMS if it had previously failed the create request. This action contains all data to create the subscription versions with LNP type of ‘pool’. If the create is for a single subscription version, the M-CREATE will be sent. A mixture of both actions and single creates is possible depending upon the subscription versions that need to be created.

6.	At the same time as step 5, the NPAC SMS sends the M-CREATE for the numberPoolBlock to the EDR Local SMS if it had previously failed the create request.

7.	The non-EDR Local SMS verifies the action is valid and returns the M-ACTION reply. If the non-EDR Local SMS does not respond to the M-ACTION request, the NPAC SMS will retry the request a tunable number of times.

8.	The EDR Local SMS sends to the NPAC SMS the results of the M-CREATE. If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-CREATE request a tunable amount of times.

9.	The non-EDR Local SMS proceeds to execute all the creates specified by the action. The non-EDR Local SMS sends to the NPAC SMS the M-EVENT-REPORT specifying the success or failure of the subscription version creates.

10.	NPAC SMS confirms the M-EVENT-REPORT.

The NPAC SMS now waits for all the subscriptionVersionLocalSMS-CreateResults M-EVENT-REPORTs a tunable amount of time (default 1 hour).

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B.4.4.9	Number Pool Block Create Successful Resend Updates (previously NNP flow 2.7)

In this scenario, the NPAC SMS has successfully re-sent the creation of a number pool block and corresponding subscription versions. The NPAC SMS now updates the state of the objects on the NPAC SMS.

1.	NPAC SMS updates the numberPoolBlockNPAC by setting the numberPoolBlockStatus to ‘active’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘active’ and setting the subscriptionModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

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5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block. The status attribute value change would contain the numberPoolBlockStatus set to ‘active’.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.10	Number Pool Block Create Failed Resend NPAC SMS Updates (previously NNP flow 2.8)

In this scenario, the NPAC SMS has unsuccessfully resent the creation of a number pool block and corresponding subscription versions and the status is still failed for the objects. The NPAC SMS now updates the state of the objects on the NPAC SMS.

1.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus back to ‘failed’, updating the numberPoolBlockFailed-SP-List with the failed service providers who failed the subscription version and number pool block download and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus back to ‘failed’, updating the subscriptionFailed-SP-List with the failed service providers who failed either the number pool block or subscription version create and setting the subscriptionModifiedTimeStamp to the current date and time.

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4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block. The status attribute value change would contain the numberPoolBlockStatus set to ‘failed’ and the numberPoolBlockFailed-SP-List.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.11	Number Pool Block Create Partial-Failure Resend NPAC SMS Updates (previously NNP flow 2.9)

In this scenario, the NPAC SMS has unsuccessfully re-sent the creation of a number pool block and corresponding subscription versions and the status is now partial-failure for the objects. The NPAC SMS now updates the state of the objects on the NPAC SMS.

1.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘partial-failure’, updating the numberPoolBlockFailed-SP-List with the failed service providers who failed the number pool block or subscription version create and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates each of the subscriptionVersionNPAC that was broadcasted by setting the subscriptionVersionStatus to ‘partial-failure’ or ‘active’, updating the subscriptionFailed-SP-List with the failed service providers who failed the number pool block or subscription version create and setting the subscriptionModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

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5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block. The status attribute value change would contain the numberPoolBlockStatus set to ‘partial-failure’ and the failed service provider list.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.12	Number Pool Block Modify by NPAC SMS (previously NNP flow 2.10)

This scenario shows the modification of a number pool block object by NPAC Personnel at the request of the block holder service provider.

Action is taken by NPAC personnel to modify the data on a number pool block.

1.	NPAC SMS issues the M-SET to modify attribute data on a single numberPoolBlock. The following attributes can be modified:

numberPoolBlockLRN

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

numberPoolBlockLIDB-SSN

numberPoolBlockSOA-Origination

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If the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile, the following attributes may be updated:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

If the indicator is not set, the request will be rejected.

If the “SOA Supports SV Type Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes may be updated:

numberPoolBlockSVType

Based on the Optional Data parameter settings in the service provider’s profile on the NPAC SMS, the Optional Data parameters listed in the Optional Data XML may be updated:

In addition, the numberPoolBlockStatus gets set to ‘sending’ and the numberPoolBlockBroadcastTimeStamp and numberPoolBlockModifiedTimeStamp get set to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to modify the attribute data on the corresponding subscriptionVersionNPAC object(s). Only the following attributes can be modified:

subscriptionLRN

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionWSMSC-DPC

subscriptionWSMSC-SSN

subscriptionSOA-Origination

subscriptionSVType

subscriptionAlternativeSPID

In addition, the NPAC SMS sets the subscriptionVersionStatus to ‘sending’ and the subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp get set to the current date and time.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, attribute value change, to the block holder SOA. The attribute value change would include any of the following attributes that were updated:

numberPoolBlockLRN

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

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numberPoolBlockLIDB-SSN

numberPoolBlockSOA-Origination

The following attributes will be sent if they are updated and the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

The following attributes will be sent if they are updated and the “SOA Supports SV Type Indicator” is set in the service provider’s profile:

numberPoolBlockSVType

The Optional Data parameters listed in the Optional Data XML will be sent if they are updated based on the Optional Data parameter settings in the service provider’s profile.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.13	Number Pool Block Modify by Block Holder SOA (previously NNP flow 2.11)

This scenario shows the modification of a number pool block object by the block holder SOA Personnel.

1.	Block holder SOA issues the M-SET by either directing the request to a specific number pool block or issuing a scope and filtered request specifying the numberPoolBlockNPA-NXX-X and numberPoolBlockStatus to modify attribute data on the numberPoolBlock. The following attributes can be modified:

numberPoolBlockLRN

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

numberPoolBlockLIDB-SSN

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If the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile, the following attributes may be updated:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

If the indicator is not set, the request will be rejected.

If the “SOA Supports SV Type Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes may be updated:

numberPoolBlockSVType

Based on the Optional Data parameter settings in the service provider’s profile on the NPAC SMS, the Optional Data parameters listed in the Optional Data XML may be updated:

In addition, the numberPoolBlockStatus gets set to ‘sending’ and the numberPoolBlockBroadcastTimeStamp gets set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to modify the attribute data on the corresponding subscriptionVersionNPAC object(s). Only the following attributes can be modified:

subscriptionLRN

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionWSMSC-DPC

subscriptionWSMSC-SSN

subscriptionSVType

subscriptionAlternativeSPID

In addition, the NPAC SMS sets the subscriptionVersionStatus to ‘sending’.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, attribute value change, to the block holder SOA. The attribute value change would include any of the following attributes that were updated:

numberPoolBlockLRN

numberPoolBlockCLASS-DPC

numberPoolBlockCLASS-SSN

numberPoolBlockCNAM-DPC

numberPoolBlockCNAM-SSN

numberPoolBlockISVM-DPC

numberPoolBlockISVM-SSN

numberPoolBlockLIDB-DPC

numberPoolBlockLIDB-SSN

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If the “SOA WSMSC DPC SSN Data Indicator” is set in the service provider’s profile on the NPAC SMS, the following attributes will be sent if they were updated:

numberPoolBlockWSMSC-DPC

numberPoolBlockWSMSC-SSN

The following attributes will be sent if they are updated and the “SOA Supports SV Type Indicator” is set in the service provider’s profile:

numberPoolBlockSVType

The Optional Data parameters listed in the Optional Data XML will be sent if they are updated based on the Optional Data parameter settings the service provider’s profile.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.14	Number Pool Block Modify Successful Broadcast to Local SMS Success (previously NNP flow 2.12.1)

In this scenario, the NPAC SMS has made a modification to a number pool block object and is about to broadcast the data to the Local SMS.

The NPAC SMS has a number pool block object and corresponding subscription version objects in a state of ‘sending’.

1.	NPAC SMS sends the M-SET for the updated attributes on the subscription version object(s) to the non-EDR Local SMS who are accepting downloads for the NPA-NXX.

2.	At the same time, the NPAC SMS sends the M-SET for the updated attributes on the number pool block object to the EDR Local SMS.

3.	Non-EDR Local SMS responds to the M-SET.

4.	EDR Local SMS responds to the M-SET.

As soon as 1 successful response is received to either M-SET, the status of the subscriptionVersionNPAC and numberPoolBlockNPAC object goes to ‘active’.

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B.4.4.15	Number Pool Block Modify Successful Broadcast NPAC SMS Updates (previously NNP flow 2.12.2)

In this scenario, the NPAC SMS has received successful M-SET responses from all the Local SMS for the numberPoolBlock and corresponding subscriptionVersions.

As soon as the first successful response is received, the NPAC SMS sets the status of the subscriptionVersionNPAC objects and numberPoolBlockNPAC object to ‘active’. The numberPoolBlockStatusAttributeValueChange, however, is not sent out until all replies have been received or the retries have been exhausted.

1.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘active’ and setting the subscriptionModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘active’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

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4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA. The status attribute value change would contain the numberPoolBlockStatus set to active.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.16	Number Pool Block Modify Broadcast to Local SMS Failure (previously NNP flow 2.13)

NPAC SMS has a numberPoolBlock and corresponding subscriptionVersion in ‘sending’ state for modifications. In this scenario, no Local SMSs will respond successfully to the M-SET requests.

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SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in 'sending' state for modifications.
1: M-SET Request subscriptionVersion
2: M-SET Request numberPoolBlock
NPAC SMS waits for a response from all Local SMSs.
NPAC SMS retries any Local SMS that has not responded.
No response or an error is received from all the Local SMSs (EDR and non-EDR).
3: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=active
subscriptionFailedSP-List
subscriptionModifiedTimeStamp
4: M-SET Response subscriptionVersionNPAC
5: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus=active
numberPoolBlockFailedSP-List
numberPoolBlockModifiedTimeStamp
6: M-SET Response numberPoolBlockNPAC
7: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange
numberPoolBlockStatus = active
8: M-EVENT-REPORT Confirmation

1.	NPAC SMS sends the M-SET with the modifications for the subscriptionVersion to the non-EDR Local SMS.

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2.	At the same time as step 1, NPAC SMS sends the M-SET with the modifications for the numberPoolBlock to the EDR Local SMS.

NPAC SMS waits for a response from all Local SMSs.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from all the Local SMSs (EDR and non-EDR).

3.	NPAC SMS returns the subscriptionVersionStatus to ‘active’, sets the subscriptionFailed-SP-List to the list of failed service providers and sets the subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS returns the numberPoolBlockStatus to ‘active’ and sets the numberPoolBlockFailed-SP-List to the list of failed service providers. The numberPoolBlockModifiedTimeStamp also gets set.

6.	NPAC SMS responds to the M-SET.

7.	If the numberPoolBlockSOA-Origination indicator is set to ‘true’, the NPAC SMS sends the block holder SOA the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, with the numberPoolBlockStatus set to active and the numberPoolBlockFailed-SP-List.

8.	SOA confirms M-EVENT-REPORT.

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B.4.4.17	Number Pool Block Modify Partial Failure Broadcast to Local SMS (previously NNP flow 2.14.1)

In this scenario, the NPAC SMS has a numberPoolBlock and corresponding subscriptionVersion object(s) in a state of ‘sending’ for a modification to the Local SMS. The broadcast, however, will result in a partial-failure state for both the numberPoolBlock and corresponding subscriptionVersions.

The NPAC SMS has a number pool block object and corresponding subscription version objects in a state of ‘sending’.

1.	NPAC SMS sends the M-SET for the updated attributes on the subscription version object(s) to the non-EDR Local SMS who are accepting downloads for the NPA-NXX.

2.	At the same time as step 1, NPAC SMS sends the M-SET for the updated attributes on the number pool block object to the EDR Local SMS who are accepting downloads for the NPA-NXX.

3.	Non-EDR Local SMS responds successfully to the M-SET.

4.	EDR Local SMS responds successfully to the M-SET.

NPAC SMS waits for a response from all Local SMSs.

NPAC SMS retries any Local SMS that has not responded.

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B.4.4.18	Number Pool Block Modify Broadcast Partial Failure NPAC SMS Updates (previously NNP flow 2.14.2)

The NPAC SMS has attempted to broadcast the number pool block modification to the Local SMSs. However, at least 1, but not all Local SMSs have responded successfully to the M-SETs.

Once the first successful M-SET response is received, the NPAC SMS sets the status to ‘active’ for the numberPoolBlock and subscriptionVersion objects. Once all retries are exhausted, the NPAC SMS sets the numberPoolBlockFailed-SP-List and sends the status attribute value change.

The numberPoolBlockSP-List on the number pool block object contains all the service providers who failed to receive either the number pool block or any of the subscription versions. The subscriptionFailed-SP-List on the subscription version object contains only those service providers who failed to receive that subscription version or the number pool block object.

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1.	NPAC SMS updates the subscriptionVersionNPACs with a LNP type set to ‘pool’ that were broadcasted by setting the subscriptionVersionStatus to ‘active’ and updating the subscriptionFailed-SP-List to the list of failed service providers. The subscriptionModifiedTimeStamp is set to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘active’ and setting the numberPoolBlockFailed-SP-List to the list of currently failed service providers. It also sets the numberPoolBlockModifiedTimeStamp and numberPoolBlockBroadcastTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA. The status attribute value change would contain the numberPoolBlockStatus set to ‘active’ and the numberPoolBlockFailed-SP-List.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.19	Number Pool Block Modify Resend Broadcast (previously NNP flow 2.15)

In this scenario, the NPAC SMS must resend a previously failed modification to a number pool block and corresponding subscription versions of type ‘pool’.

Action is taken by the NPAC SMS personnel to resend a previously failed modification of a number pool block and corresponding subscription versions with a LNP type of ‘pool’.

1.	NPAC SMS issues the M-SET to modify the numberPoolBlockStatus to ‘sending’ on the number pool block object. The numberPoolBlockModifiedTimeStamp and numberPoolBlockBroadcastTimeStamp also get set.

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2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to modify the subscriptionVersionStatus to ‘sending’ on the subscription version object. The subscriptionModifiedTimeStamp and subscriptionBroadcastTimeStamp also get set.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues the M-SET for the subscription versions to the non-EDR Local SMS if it had previously failed the modify request and if it is accepting downloads for the NPA-NXX.

6.	At the same time as step 5, the NPAC SMS sends the M-SET for the numberPoolBlock to the EDR Local SMS if it had previously failed the modify request and if it is accepting downloads for the NPA-NXX.

7.	The non-EDR Local SMS sends to the NPAC SMS the results of the M-SET. If the non-EDR Local SMS fails to respond, the NPAC SMS will retry the M-SET request a tunable amount of times.

8.	The EDR Local SMS sends to the NPAC SMS the results of the M-SET. If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-SET request a tunable amount of times.

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B.4.4.20	Number Pool Block Modify Successful Resend Updates (previously NNP flow 2.16)

In this scenario, the NPAC SMS has received all successful responses to the modify request for a number pool block and corresponding subscription version with LNP type equal to ‘pool’.

1.	NPAC SMS updates the numberPoolBlockNPAC by setting the numberPoolBlockStatus to ‘active’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘active’ and setting the subscriptionModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

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5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block. The status attribute value change would contain the numberPoolBlockStatus set to ‘active’.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.21	Number Pool Block Modify Failure Resend Updates (previously NNP flow 2.17)

In this scenario, the NPAC SMS has not received all successful responses to the modify request for a number pool block and corresponding subscription version with LNP type equal to ‘pool’.

1.	NPAC SMS updates the numberPoolBlockNPAC by setting the numberPoolBlockStatus back to ‘active’, updating the numberPoolBlockFailed-SP-List with the failed service providers who failed the subscription version and number pool block download and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates each of the subscriptionVersionNPAC that was broadcasted by setting the subscriptionVersionStatus back to ‘active’, updating the subscriptionVersionFailed-SP-List with the failed service providers who failed either the number pool block or subscription version create and setting the subscriptionModifiedTimeStamp to the current date and time.

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4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block. The status attribute value change would contain the numberPoolBlockStatus set to ‘active’ and the numberPoolBlockFailed-SP-List with any of the failed service providers who failed the subscription version and/or number pool block download.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.22	Number Pool Block Modification of SOA-Origination Indicator (previously NNP flow 2.18)

A block holder service provider has asked the NPAC SMS to change the value of the numberPoolBlockSOA-Origination indicator on a number pool block.

Action is taken by NPAC SMS personnel to modify a number pool block object.

1.	NPAC SMS locally M-SETs the number pool block object changing the value of the numberPoolBlockSOA-Origination indicator.

2.	NPAC SMS successfully responds to the M-SET.

3.	The NPAC SMS issues the M-EVENT-REPORT attribute value change to the block holder SOA for the number pool block that contains the numberPoolBlockSOA-Origination indicator, only when the numberPoolBlockSOA-Origination indicator is modified from FALSE to TRUE.

4.	The block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.23	Number Pool Block De-Pool by NPAC SMS (previously NNP flow 2.19)

This scenario reflects the events that occur when a block is “de-pooled” after the serviceProvNPA-NXX-X object has become effective and active. Only NPAC Personnel are allowed to remove a number pool block object at the request of the number pool block administrator.

The removal of the serviceProvNPA-NXX-X object is a cascading request. First, all subscription versions with the LNP type equal to ‘pool’ must be removed from the non-EDR Local SMSs and the number pool block must be removed from all the EDR Local SMSs.

Action is taken by NPAC personnel to ‘de-pool’ a block of TNs.

1.	NPAC SMS issues the M-SET to update the numberPoolBlockStatus to ‘sending’ and the numberPoolBlockBroadcastTimeStamp gets set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to update the corresponding subscriptionVersions within the block range with LNP type equal to ‘pool’ to a status of ‘sending’ and the subscriptionModifiedTimeStamp gets set.

4.	NPAC SMS responds to the M-SET.

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B.4.4.24	Number Pool Block De-Pool Successful Broadcast of Subscription Version and Number Pool Block Deletes (previously NNP flow 2.20.1)

In this scenario, the NPAC personnel have initiated the “de-pool” of a block of TNs. The NPAC SMS already has the numberPoolBlock and corresponding subscriptionVersions in the “sending” state.

In this scenario, the NPAC SMS will send all the M-DELETE requests for the number pool block and subscription versions to the Local SMSs and get successful replies to all the requests.

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Donor SOA
SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a number pool block and corresponding subscription versions in a 'sending' state.
1: M-DELETE Request subscriptionVersion
2: M-DELETE Request numberPoolBlock
3: M-DELETE Response subscriptionVersion
4: M-DELETE Response numberPoolBlock
NPAC SMS waits for all successful response and retries as necessary.
NPAC SMS receives all successful responses.
5: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=old
subscriptionModifiedTimeStamp
subscriptionDisconnectCompleteTimeStamp
6: M-SET Repsonse subscriptionVersionNPAC
7: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus=old
numberPoolBlockModifiedTimeStamp
numberPoolBlockDisconnectCompleteTimeStamp
8: M-SET Response numberPoolBlockNPAC
9: M-EVENT-REPORT subscriptionVersionDonorSP-CustomerDisconnectDate
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange numberPoolBlockStatus=old
12: M-EVENT-REPORT Confirmation

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The NPAC SMS has a number pool block object and corresponding subscription version objects in a state of ‘sending’.

1.	NPAC SMS sends the M-DELETE for the subscription version object(s) to the non-EDR Local SMS who are accepting downloads for the NPA-NXX. The subscription version TNs are within the block range and have the LNP type set to ‘pool’.

2.	At the same time, NPAC SMS sends the M-DELETE for the number pool block object to the EDR Local SMS.

3.	Non-EDR Local SMS respond successfully to the M-DELETE.

4.	EDR Local SMS respond successfully to the M-DELETE.

NPAC SMS waits for all the successful responses and retries as necessary.

NPAC SMS receives all successful responses.

5.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘old’ and setting the subscriptionModifiedTimeStamp to the current date and time. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

6.	NPAC SMS responds to the M-SET.

7.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘old’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time. The numberPoolBlockDisconnectCompleteTimeStamp is set when the first successful response is received.

8.	NPAC SMS responds to the M-SET.

9.	NPAC SMS sends, depending upon the donor service provider’s TN Range Notification Indicator, a subscriptionVersionDonorSP-CustomerDisconnectDate or subscriptionVersionRangeDonorSP-CustomerDisconnectDate notification to the donor service provider SOA that the subscription version is being disconnected with the customer disconnect date.

10.	The donor service provider SOA confirms the M-EVENT-REPORT.

11.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT for the numberPoolBlockStatusAttributeValueChange to the block holder SOA. The status attribute value change would contain the numberPoolBlockStatus set to ‘old’.

12.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.25	Number Pool Block De-Pool Broadcast Successful NPA-NXX-X Updates (previously NNP flow 2.20.2)

NPAC SMS has received successful responses to all numberPoolBlock and subscriptionVersion M-DELETE requests. The NPAC SMS now proceeds to delete the service provider NPA-NXX-X object.

1.	NPAC SMS issues the M-DELETE to remove the serviceProvNPA-NXX-X object locally.

2.	NPAC SMS responds successfully to the M-DELETE request for the serviceProvNPA-NXX-X object.

3.	The NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the non-EDR Local SMS who are supporting the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS.

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4.	The NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the EDR Local SMS who are supporting the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS.

5.	At the same time as step 4, the NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the SOAs who are supporting the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS.

6.	Non-EDR Local SMS respond successfully to the M-DELETE.

7.	EDR Local SMS respond successfully to the M-DELETE.

8.	SOA respond successfully to the M-DELETE.

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B.4.4.26	Number Pool Block De-Pool Broadcast to Local SMS Failure (previously NNP flow 2.21)

This scenario shows the failure of a broadcast for a de-pool of a number pool block. The M-DELETE has been issued on the serviceProvNPA-NXX-X object and now the NPAC SMS is attempting to broadcast the all the M-DELETEs associated with the block removal.

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SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in 'sending' state for deletions.
1: M-DELETE Request subscriptionVersion
2: M-DELETE Request numberPoolBlock
NPAC SMS waits for a response from all Local SMSs.
NPAC SMS retries the Local SMSs that have not responded.
No response or an error is received from all the Local SMSs (EDR and non-EDR).
3: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=active
subscriptionFailedSP-List
subscriptionModifiedTimeStamp
4: M-SET Response subscriptionVersionNPAC
5: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus=active
numberPoolBlockFailedSP-List
numberPoolBlockModifiedTimeStamp
6: M-SET Response numberPoolBlockNPAC
7: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange
numberPoolBlockStatus = active
8: M-EVENT-REPORT Confirmation

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1.	NPAC SMS sends the M-DELETE for the subscriptionVersion to the non-EDR Local SMS.

2.	At the same time as step 1, NPAC SMS sends the M-DELETE for the numberPoolBlock to the EDR Local SMS.

NPAC SMS waits for a response from all Local SMSs.

NPAC SMS retries the Local SMSs that have not responded.

No response or an error is received from all the Local SMSs (EDR and non-EDR).

3.	NPAC SMS sets the subscriptionVersionStatus to ‘active’, sets the subscriptionFailed-SP-List to the list of failed service providers and sets the subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS sets the numberPoolBlockStatus to ‘active’ and sets the numberPoolBlockFailed-SP-List to the list of failed service providers. The numberPoolBlockModifiedTimeStamp also gets set.

6.	NPAC SMS responds to the M-SET.

7.	If the numberPoolBlockSOA-Origination indicator is set to ‘true’, the NPAC SMS sends the originating SOA the M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange with the numberPoolBlockStatus set back to ‘active’ and numberPoolBlockFailed-SP-List.

8.	SOA confirms M-EVENT-REPORT.

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B.4.4.27	Number Pool Block De-Pool Partial Failure Broadcast to Local SMS of Subscription Versions and Number Pool Block (previously NNP flow 2.22.1)

This scenario shows the processing of a partial-failure for the de-pool of a number pool block. The M-DELETE has been issued on the serviceProvNPA-NXX-X object on the NPAC SMS and now the NPAC SMS is attempting to broadcast all the M-DELETEs associated with the block removal to the Local SMSs.

The NPAC SMS has a number pool block object and corresponding subscription version objects in a state of ‘sending’.

1.	NPAC SMS sends the M-DELETE for the subscription version object(s) to the non-EDR Local SMS who are accepting downloads for the NPA-NXX.

2.	NPAC SMS sends the M-DELETE for the number pool block object to the EDR Local SMS.

3.	Non-EDR Local SMS responds to the M-DELETE for the subscriptionVersion.

4.	EDR Local SMS responds to the M-DELETE for the numberPoolBlock.

NPAC SMS waits for a response from all Local SMSs.

NPAC SMS retries any Local SMS that has not responded.

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B.4.4.28	Number Pool Block De-Pool Broadcast Partial Failure NPAC SMS Updates (previously NNP flow2.22.2)

The NPAC SMS broadcast of a block deletion partially failed. The NPAC SMS now updates the states of the objects on the NPAC SMS.

No response or an error is received from at least one Local SMS.

1.	NPAC SMS updates each of the subscriptionVersionNPACs that was broadcasted by setting the subscriptionVersionStatus to ‘old’ and updating the subscriptionFailed-SP-List to the list of failed service providers. The subscriptionModifiedTimeStamp is set to the current date and time. The subscriptionDisconnectCompleteTimeStamp would be set with the first successful response.

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The subscriptionFailed-SP-List will reflect the list of the EDR service providers that failed on the number pool block broadcast and any non-EDR service provider that failed to receive any subscription version.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘old’ and setting the numberPoolBlockFailed-SP-List to the list of currently failed service providers. It also sets the numberPoolBlockModifiedTimeStamp to the current date and time. The numberPoolBlockDisconnectCompleteTimeStamp would be set with the first successful response.

The numberPoolBlockFailed-SP-List will reflect the list of the EDR service providers that failed on the number pool block broadcast and any non-EDR service provider that failed to receive any subscription versions.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT for the subscription version status attribute value change to the block holder SOA. The numberPoolBlockStatusAttributeValueChange would contain the numberPoolBlockStatus set to ‘old’ and the numberPoolBlockFailed-SP-List.

6.	Block holder SOA confirms the M-EVENT-REPORT.

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B.4.4.29	Number Pool Block De-Pool Resend Broadcast (previously NNP flow 2.23)

In this scenario, the NPAC SMS resends the broadcast of a de-pool of a block because the first attempt did not complete successfully.

Action is taken by the NPAC SMS personnel to resend a previously failed de-pool of block data.

1.	NPAC SMS issues the M-SET to modify the numberPoolBlockStatus to ‘sending’ of the number pool block object. The numberPoolBlockModifiedTimeStamp and numberPoolBlockBroadcastTimeStamp also get set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to modify the subscriptionVersionStatus to ‘sending’ of the subscription version object. The subscriptionModifiedTimeStamp and subscriptionBroadcastTimeStamp also get set.

4.	NPAC SMS responds to the M-SET.

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5.	NPAC SMS issues the M-DELETE for the subscription versions to the non-EDR Local SMS if it is accepting downloads for the NPA-NXX and had previously failed the delete request.

6.	At the same time as step 5, the NPAC SMS sends the M-DELETE for the numberPoolBlock to the EDR Local SMS if it is accepting downloads for the NPA-NXX and had previously failed the delete request.

7.	The non-EDR Local SMS sends to the NPAC SMS the results of the M-DELETE. If the non-EDR Local SMS fails to respond, the NPAC SMS will retry the M-DELETE request a tunable amount of times.

8.	The EDR Local SMS sends to the NPAC SMS the results of the M-DELETE. If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-DELETE request a tunable amount of times.

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B.4.4.30	Number Pool Block De-Pool Successful Resend Updates (previously NNP flow 2.24)

In this scenario, the NPAC SMS successfully rebroadcast the number pool block and subscription version deletes to the Local SMS. It now proceeds to update the status of the number pool block and corresponding subscription versions and then sends the NPA-NXX-X delete to the Local SMSs.

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SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
1: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=old
subscriptionDisconnectCompleteTimeStamp
subscriptionModifiedTimeStamp
2: M-SET Response subscriptionVersionNPAC
3: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus=old
numberPoolBlockDisconnectCompleteTimeStamp
numberPoolBlockModifiedTimeStamp
4: M-SET Response numberPoolBlockNPAC
5: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange
numberPoolBlockStatus = old
6: M-EVENT-REPORT Confirmation
7: M-DELETE Request serviceProvNPA-NXX-X
8: M-DELETE Response serviceProvNPA-NXX-X
9: M-DELETE Request serviceProvNPA-NXX-X
10: M-DELETE Request serviceProvNPA-NXX-X
11: M-DELETE Request serviceProvNPA-NXX-X
12: M-DELETE Response serviceProvNPA-NXX-X
13: M-DELETE Response serviceProvNPA-NXX-X
14: M-DELETE Response serviceProvNPA-NXX-X

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1.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘old’ and setting the subscriptionModifiedTimeStamp to the current date and time. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘old’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time. The numberPoolBlockDisconnectCompleteTimeStamp is set when the first successful response is received.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT for the numberPoolBlockStatusAttributeValueChange to the block holder SOA. The status attribute value change would contain the numberPoolBlockStatus set to ‘old’.

6.	Block holder SOA confirms the M-EVENT-REPORT.

7.	NPAC SMS issues the M-DELETE to remove the serviceProvNPA-NXX-X object locally.

8.	NPAC SMS responds successfully to the M-DELETE request for the serviceProvNPA-NXX-X object.

9.	The NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the non-EDR Local SMS that support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS.

10.	The NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the EDR Local SMS that support the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS.

11.	At the same time as step 10, the NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the SOA that support the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS.

12.	Non-EDR Local SMS respond successfully to the M-DELETE.

13.	EDR Local SMS respond successfully to the M-DELETE.

14.	SOA respond successfully to the M-DELETE.

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B.4.4.31	Number Pool Block De-Pool Resend Failure Updates (previously NNP flow 2.25)

In this scenario, the NPAC SMS was not successful in the resend of a previously failed de-pool attempt and proceeds to update the status of the number pool block and corresponding subscription versions.

1.	NPAC SMS sets the subscriptionVersionStatus to ‘active’, sets the subscriptionFailed-SP-List to the list of failed service providers and sets the subscriptionModifiedTimeStamp on the subscription version objects.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS sets the numberPoolBlockStatus to ‘active’ and sets the numberPoolBlockFailed-SP-List to the list of failed service providers on the number pool block object. The numberPoolBlockModifiedTimeStamp also gets set.

4.	NPAC SMS responds to the M-SET.

5.	If the numberPoolBlockSOA-Origination indicator is set to ‘true’, the NPAC SMS sends the originating SOA the M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange with the numberPoolBlockStatus set back to ‘active’ and numberPoolBlockFailed-SP-List.

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6.	SOA confirms M-EVENT-REPORT.

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B.4.4.32	Number Pool Block De-Pool Resend Partial Failure Updates (previously NNP flow 2.26)

In this scenario, the NPAC SMS has attempted to resend a failed de-pool attempt and has resulted in partial-failure. The NPAC SMS proceeds to update the status of the objects locally.

1.	NPAC SMS sets the subscriptionVersionStatus to ‘old’, sets the subscriptionFailed-SP-List to the list of failed service providers and sets the subscriptionModifiedTimeStamp to the current date and time on the subscription version objects. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS sets the numberPoolBlockStatus to ‘old’ and sets the numberPoolBlockFailed-SP-List to the list of failed service providers on the number pool block object. The numberPoolBlockModifiedTimeStamp also get set. The numberPoolBlockDisconnectCompleteTimeStamp is set when the first successful response is received.

4.	NPAC SMS responds to the M-SET.

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5.	If the numberPoolBlockSOA-Origination indicator is set to ‘true’, the NPAC SMS sends the originating SOA the M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange with the numberPoolBlockStatus set to ‘old’ and numberPoolBlockFailed-SP-List.

6.	SOA confirms M-EVENT-REPORT.

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B.4.4.33	Number Pool Block Query by SOA or LSMS (previously NNP flow 2.27)

In this scenario, the service provider personnel queries for one or more number pool block objects from the SOA or Local SMS.

Action is taken by service provider personnel to query one or more numberPoolBlock objects for all attributes.

1.	SOA or Local SMS sends the M-GET request for either requesting a single numberPoolBlock object by numberPoolBlockId or requesting one or more numberPoolBlock objects using a scope and filtered request.

2.	If the requested object(s) exist, the NPAC SMS will respond with a single or linked M-GET reply. If no objects are found, the NPAC SMS will respond with an empty result. All attributes are returned in the query.

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B.4.4.34	Number Pool Block Create Broadcast Successful to Local SMS for Pseudo-LRN

In this scenario, the pseudo-LRN number pool block and corresponding pseudo-LRN subscription versions have been created on the NPAC SMS. The NPAC SMS now begins to broadcast the pseudo-LRN subscriptionVersions and pseudo-LRN numberPoolBlock data to the Local SMSs.

SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a numberPoolBlock and corresponding subscriptionVersions in "sending" state.
1: M-ACTION Request subscriptionVersionLocalSMS-Create
Non-EDR Local SMS verifies action is valid.
2: M-CREATE Request numberPoolBlock
3: M-ACTION Response subscriptionVersionLocalSMS-Create
4: M-CREATE Response numberPoolBlock
All subscription version creates have been attempted by the Local SMS.
5: M-EVENT-REPORT subscriptionVersionLocalSMS-ActionResults
6: M-EVENT-REPORT Confirmation
NPAC SMS waits for all subscriptionVersionLocalSMS-ActionResults notifications (default 1 hour).

1.

NPAC SMS issues the subscriptionVersionLocalSMS-Create action to the non-EDR Local SMS, if it is accepting downloads for the NPA-NXX of the subscription versions (from NPAC SMS to LSMS if SP Pseudo-LRN

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LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). This action contains all data required to create the subscription versions with the subscriptionLNPType of ‘pool’.

2.	At the same time as step 1, the NPAC SMS sends the M-CREATE for the numberPoolBlock to the EDR Local SMS (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

3.	The non-EDR Local SMS verifies the action is valid and returns the M-ACTION reply (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). If the non-EDR Local SMS does not respond to the M-ACTION request, the NPAC SMS will retry the request a tunable amount of times.

4.	The EDR Local SMS sends to the NPAC SMS the results of the M-CREATE (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-CREATE request a tunable amount of times.

5.	The non-EDR Local SMS proceeds to execute all the creates specified by the action. The non-EDR Local SMS sends to the NPAC SMS the M-EVENT-REPORT specifying the success or failure of the subscription version creates (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no notification (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

6.	NPAC SMS confirms the M-EVENT-REPORT (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no notification response (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

The NPAC SMS now waits for all the subscriptionVersionLocalSMS-ActionResults M-EVENT-REPORTs a tunable amount of time (default 1 hour).

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B.4.4.35	Number Pool Block Create: Successful Broadcast for Pseudo-LRN

In this scenario, the NPAC SMS has just completed the successful broadcast of a pseudo-LRN numberPoolBlock and corresponding pseudo-LRN subscriptionVersions.

1.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘active’ and setting the subscriptionModifiedTimeStamp to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘active’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

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5.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT, numberPoolBlockStatusAttributeValueChange, to the block holder SOA for the number pool block (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE). The status attribute value change would contain the numberPoolBlockStatus set to ‘active’.

6.	Block holder SOA confirms the M-EVENT-REPORT (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.4.4.36	Number Pool Block De-Pool Successful Broadcast of Subscription Version and Number Pool Block Deletes for Pseudo-LRN

In this scenario, the NPAC personnel have initiated the “de-pool” of a pseudo-LRN block of TNs. The NPAC SMS already has the pseudo-LRN numberPoolBlock and corresponding pseudo-LRN subscriptionVersions in the “sending” state.

In this scenario, the NPAC SMS will send all the M-DELETE requests for the pseudo-LRN number pool block and pseudo-LRN subscription versions to the Local SMSs and get successful replies to all the requests.

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Donor SOA
SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
NPAC SMS has a number pool block and corresponding subscription versions in a 'sending' state.
1: M-DELETE Request subscriptionVersion
2: M-DELETE Request numberPoolBlock
3: M-DELETE Response subscriptionVersion
4: M-DELETE Response numberPoolBlock
NPAC SMS waits for all successful response and retries as necessary.
NPAC SMS receives all successful responses.
5: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=old
subscriptionModifiedTimeStamp
subscriptionDisconnectCompleteTimeStamp
6: M-SET Repsonse subscriptionVersionNPAC
7: M-SET Request numberPoolBlockNPAC
numberPoolBlockStatus=old
numberPoolBlockModifiedTimeStamp
numberPoolBlockDisconnectCompleteTimeStamp
8: M-SET Response numberPoolBlockNPAC
9: M-EVENT-REPORT subscriptionVersionDonorSP-CustomerDisconnectDate
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange numberPoolBlockStatus=old
12: M-EVENT-REPORT Confirmation

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The NPAC SMS has a pseudo-LRN number pool block object and corresponding pseudo-LRN subscription version objects in a state of ‘sending’.

1.	NPAC SMS sends the M-DELETE for the subscription version object(s) to the non-EDR Local SMS who are accepting downloads for the NPA-NXX (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). The pseudo-LRN subscription version TNs are within the block range and have the LNP type set to ‘pool’.

2.	At the same time, NPAC SMS sends the M-DELETE for the number pool block object to the EDR Local SMS (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

3.	Non-EDR Local SMS respond successfully to the M-DELETE (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

4.	EDR Local SMS respond successfully to the M-DELETE (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

NPAC SMS waits for all the successful responses and retries as necessary.

NPAC SMS receives all successful responses.

5.	NPAC SMS updates all the subscriptionVersionNPACs that were broadcasted by setting the subscriptionVersionStatus to ‘old’ and setting the subscriptionModifiedTimeStamp to the current date and time. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

6.	NPAC SMS responds to the M-SET.

7.	NPAC SMS updates the numberPoolBlock by setting the numberPoolBlockStatus to ‘old’ and setting the numberPoolBlockModifiedTimeStamp to the current date and time. The numberPoolBlockDisconnectCompleteTimeStamp is set when the first successful response is received.

8.	NPAC SMS responds to the M-SET.

9.	NPAC SMS sends, depending upon the donor service provider’s TN Range Notification Indicator, a subscriptionVersionDonorSP-CustomerDisconnectDate or subscriptionVersionRangeDonorSP-CustomerDisconnectDate notification to the donor service provider SOA that the subscription version is being disconnected with the customer disconnect date (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

10.	The donor service provider SOA confirms the M-EVENT-REPORT (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

11.	If the numberPoolBlockSOA-Origination indicator is set to TRUE, the NPAC SMS sends the M-EVENT-REPORT for the numberPoolBlockStatusAttributeValueChange to the block holder SOA. The status attribute value change would contain the numberPoolBlockStatus set to ‘old’ (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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12.	Block holder SOA confirms the M-EVENT-REPORT (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.4.4.37	Number Pool Block De-Pool Broadcast Successful NPA-NXX-X Updates for a Pseudo-LRN

NPAC SMS has received successful responses to all pseudo-LRN numberPoolBlock and pseudo-LRN subscriptionVersion M-DELETE requests. The NPAC SMS now proceeds to delete the pseudo-LRN service provider NPA-NXX-X object.

1.	NPAC SMS issues the M-DELETE to remove the serviceProvNPA-NXX-X object locally.

2.	NPAC SMS responds successfully to the M-DELETE request for the serviceProvNPA-NXX-X object.

3.

The NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the non-EDR Local SMS who are supporting the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN

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Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

4.	The NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the EDR Local SMS who are supporting the object according to the “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

5.	At the same time as step 4, the NPAC SMS sends the M-DELETE for the serviceProvNPA-NXX-X object to the SOAs who are supporting the object according to the “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no download (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

6.	Non-EDR Local SMS respond successfully to the M-DELETE (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

7.	EDR Local SMS respond successfully to the M-DELETE (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

8.	SOA respond successfully to the M-DELETE (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no download response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.5	SubscriptionVersion Flow Scenarios

Note: All actions for subscription versions in the flows that follow are atomic. If the operation fails for one TN in a range it fails for all TNs in the range.

Any creation or update of a subscription version causes the subscriptionModifiedTimeStamp to be updated. Therefore the explicit setting of that attribute is not reflected in the subscription version flows.

B.5.1	SubscriptionVersion Create/Activate Scenarios

The subscriptionVersionNPAC object is created by either the new or old service provider SOA issuing their M-ACTION to create the subscription version. If the new service provider SOA issues its subscriptionVersionNewSP-Create action first, the old service provider SOA has the option of sending in the subscriptionVersionOldSP-Create action or not. If they do send in the subscriptionVersionOldSP-Create, the old service provider explicitly states their concurrence or non-concurrence to the port by the value set within the subscriptionOldSP-Authorization field. If the old service provider does not send in their create request within the concurrence window, this implies concurrence to the port. However, the old service provider can send in their create request after the concurrence window before activation of the subscription version and the NPAC SMS will accept the data if valid.

If the old service provider SOA issues its subscriptionVersionOldSP-Create action first, then the new service provider SOA must issue its subscriptionVersionNewSP-Create action.

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B.5.1.1	Subscription Version Create by the Initial SOA (Old Service Provider)

In this scenario, the old service provider is the first to send the M-ACTION to create the subscriptionVersionobject.

Action is taken by the old service provider SOA to create a new version of a subscriber.

1.	Old service provider SOA sends M-ACTION subscriptionVersionOldSP-Create to the NPAC SMS lnpSubscriptions object to create a new subscriptionVersionNPAC. The old service provider SOA must specify the following valid attributes:

subscriptionTN or a valid subscriptionVersionTN-Range

subscriptionNewCurrentSP

subscriptionOldSP

subscriptionOldSP-DueDate (seconds set to zeros)

subscriptionOldSP-Authorization

subscriptionLNPType

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subscriptionOldSPMediumTimerIndicator – if support by the Service Provider SOA

If the service provider were to give a range of TNs, this would result in an M-CREATE and M-EVENT-REPORT for each TN.

If an attribute value is invalid, an invalidArgumentValue will be returned, indicating invalid data values. Other appropriate errors will also be returned.

2.	If the request is valid, the NPAC SMS will create the subscriptionVersionNPAC object. The status will be set to “pending” and the subscriptionOldSP-AuthorizationTimeStamp and subscriptionModifiedTimeStamp will be set.

3.	NPAC SMS responds to M-CREATE.

4.	NPAC SMS sends action reply with success or failure and reasons for failure.

5.	If the M-ACTION was successful, the NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an objectCreation or subscriptionVersionRangeObjectCreation M-EVENT-REPORT containing the following attributes to old service provider SOA of subscriptionVersionNPAC creation:

subscriptionVersionID

subscriptionTN

subscriptionOldSP

subscriptionNewCurrentSP

subscriptionOldSp-DueDate

subscriptionOldSP-Authorization

subscriptionOldSP-AuthorizationTimeStamp

subscriptionStatusChangeCauseCode - (if subscriptionOldSP-Authorization set to false)

subscriptionVersionStatus

subscriptionVersionConflictTimeStamp - (if subscriptionOldSP-Authorization set to false)

subscriptionTimerType – if supported by the Service Provider SOA

subscriptionBusinessType – if supported by the Service Provider SOA

subscriptionOldSPMediumTimerIndicator – if support by the Service Provider SOA

If the notification is a subscriptionVersionRangeObjectCreation then the TN and SVID are the TN and SVID of the first TN in the range or list.

6.	Old service provider SOA responds by sending an M-EVENT-REPORT confirmation back to the NPAC SMS.

7.	If the M-ACTION was successful, the NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an objectCreation or subscriptionVersionRangeObjectCreation M- EVENT-REPORT to new service provider SOA of subscriptionVersionNPAC creation.

8.	New service provider SOA issues an M-EVENT-REPORT confirmation to NPAC SMS.

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B.5.1.1.1	Subscription Version Create by the Initial SOA (Old Service Provider) (continued)

NPAC SMS decides if this subscription version is the first use of the NPA-NXX.

1.	If this is the first use of the NPA-NXX, the NPAC SMS sends the subscriptionVersionNewNPA-NXX M-EVENT-REPORT to inform the accepting Local SMSs.

2.	The Local SMS confirms the M-EVENT-REPORT.

3.	The NPAC SMS sends the subscriptionVersionNew NPA-NXX M-EVENT-REPORT to inform the Old SOA.

4.	The Old SOA confirms the M-EVENT-REPORT.

5.	The NPAC SMS sends the subscriptionVersionNew NPA-NXX M-EVENT-REPORT to inform the New SOA.

6.	The New SOA confirms the M-EVENT-REPORT.

The next scenario would be “SubscriptionVersion Create by the Second SOA (New Service Provider).”

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B.5.1.2	SubscriptionVersion Create by the Initial SOA (New Service Provider)

In this scenario, the new service provider is the first to send the M-ACTION to create the subscriptionVersion object.

Action is taken by the new service provider SOA to create a new subscription version.

1.	New service provider SOA sends M-ACTION subscriptionVersionNewSP-Create to the NPAC SMS lnpSubscriptions object to create a new subscriptionVersionNPAC. The new service provider SOA must specify the following valid attributes:

subscriptionTN or a valid subscriptionVersionTN-Range

subscriptionNewCurrentSP

subscriptionOldSP

subscriptionNewSP-DueDate (seconds set to zero)

subscriptionLNPType

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subscriptionPortingToOriginal-SP Switch

subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

The following items must be provided unless subscriptionPortingToOriginal-SP is true:

subscriptionLRN

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionWSMSC-DPC - if supported by the Service Provider SOA

subscriptionWSMSC-SSN - if supported by the Service Provider SOA

subscriptionSVType – if supported by the Service Provider SOA

The following attributes are optional when PortingToOrignal-SP is false:

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

Optional Data parameters defined in the Optional Data XML – if supported by the Service Provider SOA

If the service provider were to give a range of TNs, this would result in an M-CREATE and M-EVENT-REPORT for each TN.

If the subscriptionPortingToOriginal-SP is true, the new Service Provider ID MUST be the same as the Code Holder for the TN (or Block Holder if the TN is part of a Number Pool Block); if the SPIDs do not match the NPAC SMS will reject the request.

The following attributes are optional when PortingToOrignal-SP is true:

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

If any attribute is invalid, an action failure will be returned, indicating invalidArgumentValue. Other appropriate errors will also be returned.

2.	If the request is valid, the NPAC SMS will create the subscriptionVersionNPAC object. The status will be set to “pending” and the subscriptionModifiedTimeStamp and subscriptionCreationTimeStamp will be set.

3.	NPAC SMS responds to M-CREATE.

4.	NPAC SMS sends action reply with success or failure and reasons for failure.

5.	If the M-ACTION was successful, NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an objectCreation or subscriptionVersionRangeObjectCreation M-EVENT-REPORT containing the following attributes to old service provider SOA of subscriptionVersionNPAC creation:

subscriptionVersionID

subscriptionTN

subscriptionOldSP

subscriptionNewCurrentSP

subscriptionNewSP-CreationTimeStamp

subscriptionVersionStatus

subscriptionNewSP-DueDate

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subscriptionTimerType – if supported by the Service Provider SOA

subscriptionBusinessType – if supported by the Service Provider SOA

subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

If the notification is a subscriptionVersionRangeObjectCreation then the TN and SVID are the TN and SVID of the first TN in the range or list.

6.	Old service provider SOA responds by sending an M-EVENT-REPORT confirmation back to the NPAC SMS.

7.	If the M-ACTION was successful, NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an objectCreation or subscriptionVersionRangeObjectCreation M-EVENT-REPORT to new service provider SOA of subscriptionVersionNPAC creation.

8.	New service provider SOA issues an M-EVENT-REPORT confirmation to NPAC SMS.

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B.5.1.2.1	Subscription Version Create by the Initial SOA (New Service Provider) (continued)

NPAC SMS decides if this subscription version is the first use of the NPA-NXX.

1.	If this is the first use of the NPA-NXX, the NPAC SMS sends the subscriptionVersionNewNPA-NXX M-EVENT-REPORT to inform the accepting Local SMSs.

2.	The Local SMS confirms the M-EVENT-REPORT.

3.	The NPAC SMS sends the subscriptionVersionNew NPA-NXX M-EVENT-REPORT to inform the Old SOA.

4.	The Old SOA confirms the M-EVENT-REPORT.

5.	The NPAC SMS sends the subscriptionVersionNew NPA-NXX M-EVENT-REPORT to inform the New SOA.

6.	The New SOA confirms the M-EVENT-REPORT.

The next scenario is either “SubscriptionVersion Create by the Second SOA (Old Service Provider).” or “SubscriptionVersion Activated by New Service Provider SOA”.

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B.5.1.3	SubscriptionVersion Create by Second SOA (New Service Provider)

In this scenario, the old service provider has already issued its request causing the subscriptionVersionNPAC to be created. The new service provider is now following with its own create action.

New service provider SOA personnel take action to create a new subscription version.

1.	New service provider SOA sends M-ACTION subscriptionVersionNewSP-Create to NPAC SMS lnpSubscriptions object to create a new subscriptionVersionNPAC. The new service provider SOA must specify the following valid attributes:

subscriptionTN or a valid subscriptionVersionTN-Range

subscriptionNewCurrentSP

subscriptionOldSP

subscriptionNewSP-DueDate (seconds set to zeros)

subscriptionLNPType

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subscriptionPortingToOriginal-SP Switch

subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

The following items must be provided unless subscriptionPortingToOriginal-SP is true:

subscriptionLRN

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionWSMSC-DPC - if supported by the Service Provider SOA

subscriptionWSMSC-SSN - if supported by the Service Provider SOA

subscriptionSVType – if supported by the Service Provider SOA

The following attributes are optional when PortingToOriginal-SP is false:

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

Optional Data parameters defined in the Optional Data XML – if supported by the Service Provider SOA

If a TN range is specified in the request, it would result in an M-SET request and M-EVENT-REPORT for each TN.

If the new service provider is not the new service provider specified in the initial create by the old service provider, an accessDenied error will be returned.

If the subscriptionPortingToOriginal-SP is true, the new Service Provider ID MUST be the same as the Code Holder for the TN (or Block Holder if the TN is part of a Number Pool Block); if the SPIDs do not match the NPAC SMS will reject the request.

The following attributes are optional when PortingToOrignal-SP is true:

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

If any attribute is invalid, an action failure will be returned, indicating invalidArgumentValue. Other appropriate errors will be returned.

If the due date for the port is a previous date, the NPAC SMS accepts a value of a previous date from a service provider, in order to match the due date of the port that was previously received from the Old Service Provider.

2.	If successful, the NPAC SMS sets the subscriptionModifiedTimeStamp, subscriptionCreationTimeStamp, and all data specified in the M-ACTION.

3.	NPAC SMS responds to M-SET.

4.	NPAC SMS sends M-ACTION reply with success or failure and reasons for failure.

5.	If the M-ACTION was successful, the NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT with the following attributes to the old service provider when the subscriptionNewSP-DueDate changes value.

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subscriptionNewSP-DueDate

subscriptionNewSP-CreationTimeStamp

subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

6.	Old service provider SOA issues M-EVENT-REPORT confirmation.

7.	If the M-ACTION was successful, the NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the new service provider for all attributes updated from the preceding list of modifiable attributes in addition to the following:

subscriptionNewSP-DueDate

subscriptionNewSP-CreationTimeStamp

subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

8.	New service provider SOA issues M-EVENT-REPORT confirmation.

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B.5.1.4	SubscriptionVersion Create by Second SOA (Old Service Provider) with Authorization to Port

In this scenario, the new service provider has already issued its request causing the subscriptionVersionNPAC to be created. The old service provider is now following with its own create action authorizing the port.

Note: This is an optional step.

Old service provider SOA personnel take action to create a old subscription version.

1.	Old service provider SOA sends M-ACTION subscriptionVersionOldSP-Create to NPAC SMS lnpSubscriptions object to create an old subscriptionVersionNPAC. The old service provider SOA must specify the following valid attributes:

subscriptionTN or a valid subscriptionVersionTN-Range

subscriptionNewCurrentSP

subscriptionOldSP

subscriptionOldSP-Authorization

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subscriptionOldSP-DueDate (seconds set to zeros)

subscriptionLNPType

subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

If a TN range is specified in the request, it would result in an M-SET request and M-EVENT-REPORT for each TN.

If the old service provider is not the old service provider specified in the initial create request by the new service provider, an accessDenied error will be returned.

If any attribute is invalid, an invalidArgumentValue will be returned, indicating invalid data values. Other appropriate errors will also be returned.

If the due date for the port is a previous date, the NPAC SMS accepts a value of a previous date from a service provider, in order to match the due date of the port that was previously received from the New Service Provider.

2.	If the data is valid, the NPAC SMS sets the subscriptionOldSP-AuthorizationTimeStamp, subscriptionModifiedTimeStamp and all data specified in the M-ACTION.

3.	NPAC SMS responds to M-SET.

4.	NPAC SMS sends M-ACTION reply with success or failure and reasons for failure.

5.	If the M-ACTION was successful, the NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT attribute value change to the old service provider for all attributes updated from the following list:

subscriptionOldSP-DueDate

subscriptionOldSP-Authorization

subscriptionOldSP-AuthorizationTimeStamp

subscriptionTimerType – if supported by the Service Provider SOA and the value changed as a result of the OldSP-Create Action

subscriptionBusinessType – if supported by the Service Provider SOA and the value changed as a result of the OldSP-Create Action

subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

6.	Old service provider SOA issues M-EVENT-REPORT confirmation.

7.	If the M-ACTION was successful, the NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT attribute value change to the new service provider for all attributes updated from the preceding list. The following attributes are sent in the attributeValueChangeNotification:

subscriptionOldSP-DueDate

subscriptionOldSP-Authorization

subscriptionOldSP-AuthorizationTimeStamp

subscriptionTimerType – if supported by the Service Provider SOA and the value changed as a result of the OldSP-Create Action

subscriptionBusinessType – if supported by the Service Provider SOA and the value changed as a result of the OldSP-Create Action

subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

8.	New service provider issues M-EVENT-REPORT confirmation.

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B.5.1.4.1	SubscriptionVersion Create: No Create Action from the Old Service Provider SOA After Concurrence Window

This scenario shows no response within “Service Provider Concurrence Window” by the old service provider SOA.

In this case, the new service provider SOA issued the create request. The NPAC SMS has issued the ObjectCreation M-EVENT-REPORT back to both the old and new service provider SOAs. No response has yet been received by the old service provider SOA.

NPAC SMS does not receive a response from the old service provider SOA within “Service Provider Concurrence Window” for the pending subscriptionVersionNPAC created by the new service provider SOA.

1.	NPAC SMS sends the old service provider, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionOldSP-ConcurrenceRequest or subscriptionVersionRangeOldSP-ConcurrenceRequestM-EVENT-REPORT .

2.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

Old service provider has up to “Service Provider Concurrence Failure Window” to respond to the request.

If the old service provider SOA responds with a valid M-ACTION or M-SET, processing resumes as a successful create.

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B.5.1.4.2	SubscriptionVersion Create: No Create Action from the Old Service Provider SOA After Final Concurrence Window

This scenario shows no response within “Service Provider Final Concurrence Window” by the old service provider SOA.

In this case, the new service provider SOA issued the create request. The NPAC SMS has issued the ObjectCreation M-EVENT-REPORT back to both the old and new service provider SOAs as well as a subsciptionVersionOldSP-ConcurrenceRequest M-EVENT-REPORT to the old service provider SOA. No response has yet been received by the old service provider SOA.

NPAC SMS does not receive a response from the old service provider SOA within “Service Provider Final Concurrence Window” for the pending subscriptionVersionNPAC created by the new service provider SOA.

1.	NPAC SMS sends the old service provider, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionOldSPFinalConcurrenceWindowExpiration or subscriptionVersionRangeOldSPFinalConcurrenceWindowExpiration M-EVENT-REPORT.

2.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

If the old service provider SOA responds with a valid M-ACTION or M-SET prior to activation by the new service provider, the subscription version will be updated.

3.	NPAC SMS sends the new service provider, if they support the notification according to their Subscription Version Old SP Final Concurrence Timer ExpirationNotification priority setting, of the expiration of the final concurrence window where the old service provider did not send up a Create action for this subscription version, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionOldSPFinalConcurrenceWindowExpiration or subscriptionVersionRangeOldSPFinalConcurrenceWindowExpiration M-EVENT-REPORT.

4.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.4.3	Subscription Version Create: Failure to Receive Response from New SOA

This scenario shows the process of the NPAC SMS after not receiving any concurrence from the new service provider after the “Final Service Provider Concurrence Window.”

The subscription version remains in the NPAC SMS with a status of pending.

NPAC SMS receives no concurrence from the new service provider SOA in “Service Provider Concurrence Window” for the pending subscriptionVersionNPAC created by the old service provider SOA.

1.	NPAC SMS notifies the old service provider, if they support the notification according to their NPAC Customer No New SP Concurrence Notification Indicator in their service provider profile on the NPAC SMS, of the expiration of the final create window where the new service provider did not send up a Create action for this subscription version, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionNewSP-FinalCreateWindowExpiration or subscriptionVersionRangeNewSP-FinalCreateWindowExpiration M-EVENT-REPORT.

2.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

3.	NPAC SMS notifies the new service provider, if they support the notification according to their NPAC Customer No New SP Concurrence Notification Indicator in their service provider profile on the NPAC SMS, of the expiration of the final create window where the new service provider did not send up a Create action for this subscription version, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionNewSP-FinalCreateWindowExpiration or subscriptionVersionRangeNewSP-FinalCreateWindowExpiration M-EVENT-REPORT.

4.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.4.4	SubscriptionVersion Create: No Create Action from the New Service Provider SOA After Concurrence Window

This scenario shows no response within “Service Provider Concurrence Window” by the new service provider SOA.

In this case, the oldservice provider SOA issued the create request. The NPAC SMS has issued the ObjectCreation M-EVENT-REPORT back to both the old and new service provider SOAs. No response has yet been received by the new service provider SOA.

NPAC SMS does not receive a response from the new service provider SOA within “Service Provider Concurrence Window” for the pending subscriptionVersionNPAC created by the old service provider SOA.

1.	NPAC SMS sends the new service provider, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionNewSP-CreateRequest or subscriptionVersionRangeNewSP-CreateRequest M-EVENT-REPORT .

2.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

New service provider has up to “Service Provider Final Concurrence Window” to respond to the request.

If the new service provider SOA responds with a valid M-ACTION or M-SET, processing resumes as a successful create.

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B.5.1.5	SubscriptionVersion Activated by New Service Provider SOA

In this scenario, either both service providers have sent their create data updates for a new subscription version to the NPAC SMS or the concurrence window has expired for receiving the subscriptionVersionOldSP-Create action. The new service provider can now activate the subscription version.

1.	The new service provider SOA issues a subscriptionVersionActivate M-ACTION to the NPAC SMS lnpSubscriptions object to activate the pending subscription version by specifying the subscription version ID, subscription version TN, or a range of subscription version TNs.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionActivateWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

2.	NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending,” subscriptionVersionActivationTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC object.

3.	NPAC SMS responds to the M-SET.

4.	The NPAC SMS responds with the M-ACTION response. An error will be returned if the service provider is not the new service provider (accessDenied) or if there is no version to be activated (invalidArgumentValue) or if any other failures occur.

5.	NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending,” subscriptionBroadcastTimeStamp on the subscriptionVersionNPAC object.

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6.	NPAC SMS responds to the M-SET.

For inter-Service Provider subscription versions that are not being ported to the original service provider’s switch, and ALL intra-Service Provider subscription versions, processing continues in the Flow B.5.1.6.1 - Active SubscriptionVersion Create on Local SMSs Using Create Action .

For inter-Service Provider ports to the original service provider’s switch, follow Flows B.5.1.12 – ‘Inter-Service Provider Subscription Version Port-to-Original: Successful’ and B.5.1.12.1 – ‘Inter-Service Provider Subscription Version Port-to-Original: Successful (continued)’.

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B.5.1.6	Active SubscriptionVersion Create on Local SMS

This scenario and associated error scenarios reflect the message flow for all new object create requests from the NPAC SMS to the Local SMSs.

NPAC SMS has a new subscriptionVersion with a status of “sending.”

1.	The NPAC SMS issues an M-CREATE for the subscriptionVersion to each of the Local SMSs, that is accepting downloads for the NPA-NXX of the subscriptionVersion.

2.	Each Local SMS will reply to the M-CREATE.

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NPAC SMS waits for Local SMSs to respond successfully to the M-CREATE request.

3.	If the subscriptionVersionNPAC object was modified, the NPAC SMS will issue, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notifications to the old service provider SOA of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange.

4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	If the subscriptionVersionNPAC object was modified, the NPAC SMS will issue, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notifications to the new service provider SOA of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange.

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	If this TN has been previously ported (i.e., a previously active subscriptionVersionNPAC object exists), the NPAC SMS will issue, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notification to the old service provider SOA for the previously active subscriptionVersionNPAC object of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange.

8.	The old service provider SOA for the previously active subscriptionVersionNPAC object returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.6.1	Active Subscription Version Create on Local SMS Using Create Action

This scenario reflects the message flow for all new object create requests from the NPAC SMS to the Local SMS Using Create Action. This action is used to create a group of subscription versions with the same routing information.

NPAC SMS has one or more subscription versions with a status of “sending “ that have been activated by the new service provider.

1.	NPAC SMS issues the subscriptionVersionLocalSMS-Create action to the Local SMS, if it is accepting downloads for the NPA-NXX of the subscriptionVersion. This action contains all data necessary to create the subscription version.

The Local SMS verifies the action is valid, but does not attempt to create the subscription version(s).

2.	The Local SMS responds to the M-ACTION.

The Local SMS proceeds to execute all the creates specified by the action.

3.	The Local SMS sends to the NPAC SMS the M-EVENT-REPORT specifying the success or failure of the creates.

4.	NPAC SMS confirms the M-EVENT-REPORT.

NPAC SMS waits for all responses a tunable amount of time. The default is 1 hour.

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B.5.1.7	SubscriptionVersionCreate M-CREATE Failure to Local SMS

This scenario shows a failure to all of the Local SMS on M-CREATE.

The new service provider SOA has activated the pending subscription.

1.	The NPAC SMS issues an M-CREATE for the subscriptionVersion to each of the Local SMSs, that is accepting downloads for the NPA-NXX of the subscriptionVersion.

NPAC SMS waits for responses from each Local SMS.

NPAC SMS resends to each Local SMS up to a tunable number of retries at a tunable interval.

No responses occur from any Local SMS or all Local SMSs report a failure response to the M-CREATE.

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2.	NPAC SMS issues M-SET to update the subscriptionVersionStatus to “failed” in the subscriptionVersionNPAC object, the subscriptionFailed-SP-List, and the subscriptionModifiedTimeStamp.

3.	NPAC SMS issues M-SET response.

4.	If the subscriptionVersionNPAC was modified, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change.

5.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

6.	If the subscriptionVersionNPAC was modified, the NPAC SMS will send, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the new service provider SOA of the subscriptionVersionStatus change.

7.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.8	SubscriptionVersion M-CREATE: Partial Failure to Local SMS

This scenario shows a partial failure to a Local SMS on an M-CREATE.

New SOA
Old SOA
NPAC SMS
LSMS
The New Service Provider SOA has activated the pending subscription version.
1: M-CREATE Request subscriptionVersion
2: M-CREATE Response subscriptionVersion
NPAC SMS waitsfor each Local SMS to respond successfully to the M-CREATE request.
NPAC SMS retries each Local SMS that has not responded according to the retry tunable.
No response or an error is returned from at least one, but not all, Local SMS.
3: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=partial-failure
4: M-SET Response subscriptionVersionNPAC
5: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
(subscriptionVersionStatus=partial-failure)
6: M-EVEN-REPORT Confirmation
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
(subscriptionVersionStatus=partial-failure)
8: M-EVENT-REPORT Confirmation

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The new service provider SOA has activated the pending subscription.

1.	The NPAC SMS issues an M-CREATE for the subscriptionVersion to each of the Local SMSs, that is accepting downloads for the NPA-NXX of the subscriptionVersion.

2.	One or more Local SMSs respond to the M-CREATE.

NPAC SMS waits for responses from each Local SMS.

NPAC SMS resends, to each unresponsive Local SMS, up to a tunable number of retries at a tunable interval.

No responses occur from at least one Local SMS, or a Local SMS returns an M-CREATE failure.

3.	NPAC SMS issues M-SET to the subscriptionVersionStatus to “partial-failure” in the subscriptionVersionNPAC object, subscriptionFailed-SP-List, and the subscriptionModifiedTimeStamp.

4.	NPAC SMS issues M-SET response.

5.	If the subscriptionVersionNPAC was modified, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs.

6.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	If the subscriptionVersionNPAC was modified, the NPAC SMS will send, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the new service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.9	Create Subscription Version: Resend Successful to Local SMS Action

This scenario shows the successful resend of a subscription version create. The resend of a failed subscription version create can only be performed by authorized NPAC personnel.

NPAC personnel take action to resend a failed subscriptionVersion create.

1.	The NPAC SMS issues an M-CREATE for the subscriptionVersion to each of the Local SMSs that previously failed, and is accepting downloads for the NPA-NXX of the subscriptionVersion.

2.	Each Local SMS will reply to the M-CREATE.

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NPAC SMS waits for all Local SMSs to report successful subscription version creation.

3.	NPAC SMS issues M-SET to update the subscriptionVersionStatus to “active” in the subscriptionVersionNPAC object, subscriptionFailed-SP-List, and the subscriptionModifiedTimeStamp.

4.	NPAC SMS issues M-SET response.

5.	If the subscriptionVersionNPAC object was modified, the NPAC SMS will issue, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notifications to the old service provider SOA of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange.

6.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	If the subscriptionVersionNPAC object was modified, the NPAC SMS will issue, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notifications to the new service provider SOA of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.10	Subscription Version: Resend Failure to Local SMS

This scenario shows a failure on a resend of a Subscription Version M-CREATE a Local SMS. The resend of a failed version can only be performed by authorized NPAC SMS personnel.

New SOA
Old SOA
NPAC SMS
LSMS
NPAC SMS>
1: M-CREATE Request subscriptionVersion
2: M-CREATE Response subscriptionVersion
NPAC SMS waits for the previously failed Local SMS(s) to respond successfully to the re-sent M-CREATE request.
NPAC SMS retires each Local SMS that has not responded, according to the retry tunable.
No response or an error occurs from at least one Local SMS.
3: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=partial-failure or failure
4: M-SET Response subscriptionVersionNPAC
5: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
(subscriptionVersionStatus=partial-failure or failure)
6: M-EVEN-REPORT Confirmation
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
(subscriptionVersionStatus=partial-failure or failure)
8: M-EVENT-REPORT Confirmation

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The NPAC personnel issues a resend for the failed or partially failed subscriptionVersion.

1.	The NPAC SMS issues an M-CREATE for the subscriptionVersion to each of the Local SMSs for which the M-CREATE previously failed, and is accepting downloads for the NPA-NXX of the subscriptionVersion.

2.	One or more Local SMSs respond to the M-CREATE.

NPAC SMS waits for responses from each Local SMS.

NPAC SMS resends, to each unresponsive Local SMS, up to a tunable number of retries at a tunable interval.

No responses occur from at least one or all Local SMSs, or one or all Local SMSs return an M-CREATE failure.

3.	NPAC SMS issues M-SET to the subscriptionVersionStatus to “partial-failure” or “failed” in the subscriptionVersionNPAC object, subscriptionFailed-SP-List, and the subscriptionModifiedTimeStamp.

4.	NPAC SMS issues M-SET response.

5.	If the subscriptionVersionNPAC was modified, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs.

6.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	If the subscriptionVersionNPAC was modified, the NPAC SMS will send, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the new service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.11	SubscriptionVersion Create for Intra-Service Provider Port

This scenario shows how an intra-service port is processed.

Action is taken by the current provider SOA to create a new version of a subscriber.

1.	Current provider SOA sends M-ACTION subscriptionVersionNewSP-Create to the NPAC SMS lnpSubscriptions object to create a new subscriptionVersionNPAC. The SOA must specify the following valid attributes:

subscriptionTN or a valid subscriptionVersionTN-Range

subscriptionNewCurrentSP

subscriptionOldSP

subscriptionNewSP-DueDate (seconds set to zeros)

subscriptionPortingToOriginal-SPSwitch

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2.	The following items must be provided unless subscriptionPortingToOriginal-SP is true:

subscriptionLRN

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionLNPType

subscriptionWSMSC-DPC - if supported by the Service Provider SOA

subscriptionWSMSC-SSN - if supported by the Service Provider SOA

subscriptionSVType – if supported by the Service Provider SOA

The following attributes are optional when PortingToOriginal-SP is false:

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

Optional Data parameters defined in the Optional Data XML – if supported by the Service Provider SOA

If the subscriptionPortingToOriginal-SP is true, the subscriptionNewCurrentSP must be equal to the subscriptionOldSP. If the new Service Provider Id is NOT the same as the Code Holder for the TN (or Block Holder if the TN is part of a Number Pool Block) in a “Port to Original” subscription version request then the NPAC SMS will fail the request.

The following attributes are optional when PortingToOriginal-SP is true:

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

If the request is valid, the NPAC SMS will M-CREATE the subscriptionVersionNPAC object. The status will be set to “pending.” Also the subscriptionNewSP-CreationTimeStamp, and the subscriptionModifiedTimeStamp will be set. The request will be accepted, and any of the following attributes will be ignored:

subscriptionNewSPMediumTimerIndicator

subscriptionOldSPMediumTimerIndicator

3.	NPAC SMS responds to M-CREATE.

4.	NPAC SMS sends an action reply with success or failure and reasons for failure. If the action fails, no modifications are applied and processing stops for this scenario.

5.	NPAC SMS notifies intra-service provider SOA of the subscriptionVersionNPAC creation by sending, depending upon the service provider’s TN Range Notification Indicator, either a object creation or subscriptionVersionRangeObjectCreation notification.

6.	Service provider SOA sends M-EVENT-REPORT confirmation to NPAC SMS.

The intra-service subscriptionVersion now follows the same flow as an inter-service subscriptionVersionCreation and activation on the NPAC SMS and creation on the Local SMSs. (refer to flow B.5.1.5, Subscription Version Activated by New Service Provider SOA, for activation on the NPAC SMS and flow B.5.1.6, Active Subscription Version Create on Local SMS, for creation on the Local SMSs.

The only difference is the M-EVENT-REPORT for the subscriptionVersionStatusAttributeValueChange is only sent to the new provider.

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NOTE: If this Intra- Service Provider port request is a port-to-original request, follow flows B.5.1.12 and B.5.1.12.1 for successful activate.

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B.5.1.12	SubscriptionVersion for Inter- and Intra- Service Provider Port-to-Original: Successful

This scenario shows how port-to-original (successful) port is processed and applies to both Intra- and Inter- Service Provider port-to-original requests.

SV 1 is the currently active Subscription Version.

SV 2 is the current pending Subscription Version.

1.	The new service provider SOA issues a subscriptionVersionActivate M-ACTION to the NPAC SMS lnpSubscriptions object to activate the pending subscription version SV2 by specifying the subscription version ID, subscription version TN, or a range of subscription version TNs.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionActivateWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

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2.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV2.

3.	NPAC SMS response to the M-SET.

4.	The NPAC SMS responds with the M-ACTION response. An error will be returned if the service provider is not the new service provider (accessDenied) or if there is no version to be activated (invalidArgumentValue) or if any other failures occur.

5.	The NPAC SMS sets the subscriptionVersionStatus to sending and sets the subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

6.	NPAC SMS response to the M-SET.

7.	NPAC SMS sends out an M-DELETE on the subscription Version SV1 to all Local SMSs, that are accepting downloads for the NPA-NXX of subscription Version SV1. If the M-DELETE is for multiple subscription versions, a scoped and filtered operation will be sent.

8.	Each Local SMS responds with a successful M-DELETE reply.

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B.5.1.12.1	Inter-Service Provider Subscription Version Port-to-Original: Successful (continued)

New SOA
Old SOA
NPAC SMS
LSMS
All Local SMS have successfully responded to the M-DELETE request from the PTO Activation.
1: M-SET Request subscriptionVersionNPAC SV1
subscriptionVersionStatus=old
subscriptionDisconnectCompleteTimeStamp
2: M-SET Response subscriptionVersionNPAC SV1
3: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange SV1
(subscriptionVersionStatus=old)
4: M-EVENT-REPORT Confirmation
5: M-SET Request subscriptionVersionNPAC SV2
subscriptionVersionStatus=old
6: M-SET Response subscriptionVersionNPAC SV2
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange SV2
(subscriptionVersionStatus=old)
8: M-EVENT-REPORT Confirmation
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange SV2
(subscriptionVersionStatus=old)
10: M-EVENT-REPORT Confirmation
NPAC SMS housekeeper purges old subscription versions after a tunable number of days.

All Local SMSs respond successfully.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old. It also sets the subscriptionModifiedTimeStamp and subscriptionDisconnectCompleteTimeStamp.

2.	NPAC SMS responds to the M-SET.

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3.	The NPAC SMS sends to the current/new service provider SOA of SV1,depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to old. It also sets the subscriptionModifiedTimeStamp.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

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B.5.1.12.2	Intra-Service Provider Subscription Version Port-to-Original: Successful (continued)

All Local SMSs respond successfully.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old. It also sets the subscriptionModifiedTimeStamp and subscriptionDisconnectCompleteTimeStamp.

2.	NPAC SMS responds to the M-SET.

3.	The NPAC SMS sends to the current/new service provider SOA of SV1,depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to old. It also sets the subscriptionModifiedTimeStamp.

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6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

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B.5.1.13	SubscriptionVersion for Inter- and Intra- Service Provider Port-to-Original: All LSMSs Fail

This scenario shows how a port-to-original (all fail) port is processed and applies to both Intra- and Inter- Service Provider port-to-original requests

SV 1 is the currently active Subscription Version.

SV 2 is the current pending Subscription Version.

1.	The new service provider SOA issues a subscriptionVersionActivate M-ACTION to the NPAC SMS lnpSubscriptions object to activate the pending subscription version SV2 by specifying the subscription version ID, subscription version TN, or a range of subscription version TNs.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionActivateWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

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2.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV2.

3.	NPAC SMS response to the M-SET.

4.	NPAC SMS responds with the M-ACTION response. An error will be returned if the service provider is not the new service provider (accessDenied) or if there is no version to be activated (invalidArgumentValue) or if any other failures occur.

5.	The NPAC SMS sets the subscriptionVersionStatus to sending and sets the subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

6.	NPAC SMS response to the M-SET.

7.	NPAC SMS sends out an M-DELETE on the subscription Version SV1 to all Local SMSs, that are accepting downloads for the NPA-NXX of subscription Version SV1. If the M-DELETE is for multiple subscription versions, a scoped and filtered operation will be sent.

NPAC SMS waits for a response from each Local SMS.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from all Local SMSs.

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B.5.1.13.1	Inter-Service Provider Subscription Version Port-to-Original: All LSMSs Fail (continued)

All Local SMSs have either failed to respond or responded with an error to the M-DELETE request.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to active.

2.	NPAC SMS responds to the M-SET.

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3.	The NPAC SMS sends to the current/new service provider SOA of SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to active on SV1.

4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to failed. It also sets the subscriptionFailed-SP-List.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to failed on SV2, along with the subscriptionFailed-SP-List.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to failed on SV2, along with the subscriptionFailed-SP-List.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

NOTE: SV1 may exist as an old SV that may be associated with SV2 that is in a “partially failed” state for a port to original port. In this case, the housekeeping process should not purge SV1 unless SV2 is also being purged.

NOTE: SV1 and SV2 should be updated to the NPA-NXX for a NPA Split if SV2 is in a “failed” or “partially failed” state.

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B.5.1.13.2	Intra-Service Provider Subscription Version Port-to-Original: All LSMSs Fail (continued)

All Local SMSs have either failed to respond or responded with an error to the M-DELETE request.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to active.

2.	NPAC SMS responds to the M-SET.

3.	The NPAC SMS sends to the current/new service provider SOA of SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to active on SV1.

4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to failed. It also sets the subscriptionFailed-SP-List.

6.	NPAC SMS responds to the M-SET.

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7.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to failed on SV2, along with the subscriptionFailed-SP-List.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

NOTE: SV1 may exist as an old SV that may be associated with SV2 that is in a “partially failed” state for a port to original port. In this case, the housekeeping process should not purge SV1 unless SV2 is also being purged.

NOTE: SV1 and SV2 should be updated to the NPA-NXX for a NPA Split if SV2 is in a “failed” or “partially failed” state.

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B.5.1.14	SubscriptionVersion for Inter- and Intra- Service Provider Port-to-Original: Partial Failure

This scenario shows how a port-to-original (partial fail) port is processed and applies to both Intra- and Inter- Service Provider port-to-original requests

SV 1 is the currently active Subscription Version.

SV 2 is the current pending Subscription Version.

1.	The new service provider SOA issues a subscriptionVersionActivate M-ACTION to the NPAC SMS lnpSubscriptions object to activate the pending subscription version SV2 by specifying the subscription version ID, subscription version TN, or a range of subscription version TNs.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionActivateWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

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2.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV2.

3.	NPAC SMS response to the M-SET.

4.	The NPAC SMS responds with the M-ACTION response. An error will be returned if the service provider is not the new service provider (accessDenied) or if there is no version to be activated (invalidArgumentValue) or if any other failures occur.

5.	The NPAC SMS sets the subscriptionVersionStatus to sending and sets the subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

6.	NPAC SMS response to the M-SET.

7.	NPAC SMS sends out an M-DELETE on the subscription Version SV1 to all Local SMSs, that are accepting downloads for the NPA-NXX of subscription Version SV1. If the M-DELETE is for multiple subscription versions, a scoped and filtered operation will be sent.

NPAC SMS waits for a response from each Local SMS.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from at least one, but not each, Local SMS.

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B.5.1.14.1	Inter-Service Provider Subscription Version Port-to-Original: Partial Failure (continued)

New SOA
Old SOA
NPAC SMS
LSMS
Some but not all Local SMS have failed the broadcast of the M-DELETE request for the PTO Activation.
1: M-SET Request subscriptionVersionNPAC SV1
subscriptionVersionStatus=old
2: M-SET Response subscriptionVersionNPAC SV1
3: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange SV1
subscriptionVersionStatus=old
4: M-EVENT-REPORT Confirmation
5: M-SET Request subscriptionVersionNPAC SV2
subscriptionVersionStatus=partial-failure
subscriptionFailed-SP-List
6: M-SET Response subscriptionVersionNPAC SV2
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange SV2
subscriptionVersionStatus=partial-failure
subscriptionFailed-SP-List
8: M-EVENT-REPORT Confirmation
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange SV2
subscriptionVersionStatus=partial-failure
subscriptionFailed-SP-List
10: M-EVENT-REPORT Confirmation

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old.

2.	NPAC SMS responds to the M-SET.

3.	The NPAC SMS sends to the current/new service provider SOA of SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

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4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to partially failed. It also sets the subscriptionFailed-SP-List.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to partially failed on SV2, along with the subscriptionFailed-SP-List.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to partially failed on SV2, along with the subscriptionFailed-SP-List.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

NOTE: SV1 may exist as an old SV that may be associated with SV2 that is in a “partially failed” state for a port to original port. In this case, the housekeeping process should not purge SV1 unless SV2 is also being purged.

NOTE: SV1 and SV2 should be updated to the NPA-NXX for a NPA Split if SV2 is in a “failed” or “partially failed” state.

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B.5.1.14.2	Intra-Service Provider Subscription Version Port-to-Original: Partial Failure (continued)

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old.

2.	NPAC SMS responds to the M-SET.

3.	The NPAC SMS sends to the current/new service provider SOA of SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to partially failed. It also sets the subscriptionFailed-SP-List.

6.	NPAC SMS responds to the M-SET.

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7.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to partially failed on SV2, along with the subscriptionFailed-SP-List.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

NOTE: SV1 may exist as an old SV that may be associated with SV2 that is in a “partially failed” state for a port to original port. In this case, the housekeeping process should not purge SV1 unless SV2 is also being purged.

NOTE: SV1 and SV2 should be updated to the NPA-NXX for a NPA Split if SV2 is in a “failed” or “partially failed” state.

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B.5.1.15	SubscriptionVersion Port-to-Original: Resend

This scenario shows how a port-to-original (resend) port is processed.

SV 1 is the currently active Subscription Version.

SV 2 is the current pending Subscription Version.

1.	NPAC personnel take action to resend a failed port-to-original for a subscription version.

2.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

3.	NPAC SMS responds to the M-SET.

4.	The NPAC SMS sets the subscriptionVersionStatus to sending on the subscriptionVersionNPAC on SV2.

5.	NPAC SMS response to the M-SET.

6.	NPAC SMS sends out an M-DELETE on the subscription Version SV1 to all Local SMSs that previously failed, that are accepting downloads for the NPA-NXX of the subscription Version SV1. If the M-DELETE is for multiple subscription versions, a scoped and filtered operation may be sent.

Each previously failed Local SMS responds with a successful M-DELETE reply.

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B.5.1.15.1	Subscription Version Port-to-Original: Resend (continued)

All previously failed Local SMSs respond successfully.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old. It also sets the subscriptionModifiedTimeStamp and subscriptionDisconnectCompleteTimeStamp.

2.	NPAC SMS responds to the M-SET.

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3.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to old. It also sets the subscriptionModifiedTimeStamp.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

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B.5.1.16	SubscriptionVersion Port-to-Original: Resend Failure to Local SMS

This scenario shows a failure on a resend of a subscription port-to-original that failed previously to one or more of the Local SMSs. The resend of a failed port-to-original for a subscription can only be performed by authorized NPAC personnel.

SV 1 is the currently active Subscription Version.

SV 2 is the current pending Subscription Version.

NPAC personnel take action to resend a failed port-to-original for a subscription version.

1.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

2.	NPAC SMS response to the M-SET.

3.	The NPAC SMS sets the subscriptionVersionStatus to sending on the subscriptionVersionNPAC on SV2.

4.	NPAC SMS response to the M-SET.

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5.	NPAC SMS sends out an M-DELETE on the subscription Version SV1 to all Local SMSs that previously failed, that are accepting downloads for the NPA-NXX of the subscription Version SV1. If the M-DELETE is for multiple subscription versions, a scoped and filtered operation may be sent.

NPAC SMS waits for a response from each Local SMS.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from at least one Local SMS.

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B.5.1.16.1	SubscriptionVersion Port-to-Original: Resend Failure to Local SMS (continued)

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to “old” or “active” (if all Local SMSs accepting download for the NPA-NXX failed) from “sending”. It will also update the subscriptionFailed-SP-List with the service provider ID and name of the Local SMSs that failed to successfully receive the broadcast.

2.	NPAC SMS responds to the M-SET.

3.	The NPAC SMS sends to the current/new service provider SOA, depending upon the new/current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to “old” or “active” on SV1.

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4.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to partially failed. It also sets the subscriptionFailed-SP-List.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to “partially failed” or “failed” on SV2, along with the subscriptionFailed-SP-List.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the current/new service provider SOA, depending upon the current/new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to “partially failed” or “failed” on SV2, along with the subscriptionFailed-SP-List.

10.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

NOTE: SV1 may exist as an old SV that may be associated with SV2 that is in a “partially failed” state for a port to original port. In this case, the housekeeping process should not purge SV1 unless SV2 is also being purged.

NOTE: SV1 and SV2 should be updated to the NPA-NXX for a NPA Split if SV2 is in a “failed” or “partially failed” state.

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B.5.1.17	Port-To-Original Subscription Version Flows for Pooled TNs

This section contains Port-to-Original flows whose subscription version TNs are part of a pooled block and therefore the behavior of these scenarios is different than normal Port-to-Original subscription version processing.

B.5.1.17.1	Subscription Version Port-to-Original of a Ported Pool TN Activation by SOA (previously NNP flow 3.1.1)

The following scenarios show the broadcast of a Port-to-Original subscription version that is successfully sent to all of the Local SMSs. In this scenario:

•	SV1 is the currently active Subscription Version.

•	SV2 is the current pending Subscription Version with the Port-To-Original flag set to TRUE.

•	SV3 is the pool reinstatement Subscription Version with LNP type = Pool that reinstates default routing to the block holder.

The creation of a port-to-original request will be rejected if the block holder service provider and new service provider are not the same and if the TN is part of a pooled TN range.

This scenario shows the activation by the new service provider SOA and the update to ‘sending’ of the 3 subscription versions.

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1.	The new, block holder service provider SOA issues a subscriptionVersionActivate M-ACTION to the NPAC SMS lnpSubscriptions object to activate the pending subscription version SV2 by specifying the subscription version ID, subscription version TN, or a range of subscription version TNs that are within the block.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionActivateWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

2.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

3.	NPAC SMS responds to the M-SET.

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4.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV2.

5.	NPAC SMS responds to the M-SET.

6.	The NPAC SMS issues an M-CREATE request for SV3 and the subscriptionVersionStatus is set to “sending”, the subscriptionLNPType is set to ‘pool’, the subscriptionActivationTimeStamp, subscriptionCreationTimeStamp, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp are set to the current date and time. All routing information originates from the numberPoolBlock that exists for the specified TN(s).

7.	NPAC SMS responds to the M-CREATE.

8.	The NPAC SMS responds with the M-ACTION response. An error will be returned if the service provider is not the new service provider (soa-not-authorized) or if there is no version to be activated (no-version-found) or if any other failures occur (invalid-data-values, failed).

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B.5.1.17.2	Successful Broadcast of Port-to-Original Activation Request for a Pooled TN (previously NNP flow 3.1.2)

The NPAC SMS has the port-to-original request of a pooled TN in sending mode. In this scenario, the broadcasts begin.

1.	NPAC SMS issues the M-DELETE for SV1 to the EDR Local SMS that are accepting downloads for the NPA-NXX. The EDR Local SMS will revert back to using the routing information in the number pool block object for the TN in the subscription version. If the EDR Local SMS fails to respond, the NPAC SMS will retry the M-DELETE request a tunable amount of times.

2.	At the same time as step 1, the NPAC SMS sends out an M-CREATE on the subscription version SV3 to all non-EDR Local SMSs that are accepting downloads for the NPA-NXX of subscription Version SV3. If the create is for multiple subscription versions, the M-ACTION subscriptionVersionLocalSMS-Create will be used instead. The SV3 created on the non-EDR Local SMS systems contains the default block routing information and has a LNP type of ‘pool’. If the non-EDR Local SMS fails to respond, the NPAC SMS will retry the M-CREATE request a tunable amount of times.

3.	The EDR Local SMS responds to the M-DELETE.

4.	Each non-EDR Local SMS responds to the M-CREATE.

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B.5.1.17.3	Successful Broadcast Complete NPAC SMS Updates for a Port-to-Original Request for a Pooled TN (previously NNP flow 3.1.3)

In this scenario, the NPAC SMS has successfully completed the broadcast of the port-to-original of a pooled TN. The NPAC SMS now updates the status of the subscription versions on the NPAC SMS.

All Local SMSs respond successfully to the port-to-original broadcast of a pooled TN.

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New SOA
Old SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
All non-EDR Local SMSs have responded successfully to the M-CREATE request for SV3 and all EDR Local SMSs responded successfully to the M-DELETE for SV1.
1: M-SET Request subscriptionVersionStatus=active on SV3
subscriptionModifiedTimeStamp
2: M-SET Response SV3
3: M-SET Request subscriptionVersionStatus=old on SV1
subscriptionDisconnectCompleteTimeStamp
subscriptionModifiedTimeStamp
4: M-SET Response SV1
5: M-SET Request subscriptionVersionStatus = old on SV2
subscriptionModifiedTimeStamp
6: M-SET Response SV2
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus = old on SV1
8: M-EVENT-REPORT Confirmation
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus = old on SV2
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=old on SV2
12: M-EVENT-REPORT Confirmation

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1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV3 to active. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old. It also sets the subscriptionDisconnectCompleteTimeStamp and subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to old. It also sets the subscriptionModifiedTimeStamp.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, who is the current service provider on SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS sends to the current/new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

12.	The current/new, block holder service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

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B.5.1.17.4	Subscription Version Create Port-to-Original of a Pool TN: Failure Broadcast to All Local SMSs (previously NNP flow 3.2.1)

This scenario shows the broadcast of a Port-to-Original subscription version that fails to all of the Local SMSs.

•	SV1 is the active Subscription Version.

•	SV2 is the pending Subscription Version with the Port to Original flag set to TRUE.

•	SV3 is the pool reinstatement Subscription Version with LNP type = Pool that reinstates default routing to the block holder.

In this scenario, the NPAC SMS has the required subscription versions in a ‘sending’ state. The NPAC SMS begins the broadcast.

1.	NPAC SMS issues the M-DELETE for SV1 to the EDR Local SMS. The EDR Local SMS will revert back to using the routing information in the number pool block object for the TN in the subscription version.

2.	At the same time as step 1, the NPAC SMS sends out an M-CREATE on subscription version SV3 to all non-EDR Local SMSs that are accepting downloads for the NPA-NXX of subscription Version SV3. If the create is for multiple subscription versions, the M-ACTION subscriptionVersionLocalSMS-Create will be used instead. The SV3 created on the non-EDR Local SMS systems contains the default block routing information and has a LNP type of “pool”.

The NPAC SMS waits for a response from all Local SMSs (EDR and non-EDR).

The NPAC SMS retries any Local SMS that has not responded successfully.

No response or an error is received from all of the EDR and non-EDR Local SMSs.

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B.5.1.17.5	Updates to NPAC SMS after Failure of Port-to-Original Broadcast for a Pooled TN (previously NNP flow 3.2.2)

The NPAC SMS has just completed an unsuccessful broadcast to the LSMSs of a port-to-original of a pooled TN. The NPAC SMS now proceeds to update the status on the NPAC SMS.

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None of the non-EDR Local SMSs has responded successfully to the M-CREATE request for SV3 nor have any of the EDR Local SMSs responded successfully to the M-DELETE for SV1.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV3 to failure and the subscriptionModifiedTimeStamp is also set to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to active. It also sets the subscriptionModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to failed. It also sets the subscriptionModifiedTimeStamp to the current date and time and sets the subscriptionFailed-SP-List. The failed SP list contains the EDR and non-EDR Local SMSs who failed to receive the broadcast of SV1 and SV3.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, who is the current service provider on SV1,, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to active on SV1.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange with the subscriptionVersionStatus being set to failed and the subscriptionFailed-SP-List for SV2.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS sends to the current/new, block holder service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange with the subscriptionVersionStatus being set to failed and the subscriptionFailed-SP-List for SV2.

12.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.17.6	Port-to-Original Activation Partial Failure Broadcast of a Pooled TN (previously NNP flow 3.3.1)

This scenario shows the broadcast of a Port-to-Original subscription version that fails to one or more, but not all, of the Local SMSs.

•	SV1 is the active Subscription Version.

•	SV2 is the pending Subscription Version with the Port-To-Original flag set to TRUE.

•	SV3 is the pool reinstatement Subscription Version with LNP type = Pool that reinstates default routing to the block holder.

The NPAC SMS has the port-to-original request of a pooled TN in sending mode. In this scenario, the broadcasts begin that will result in a partial failure.

1.	NPAC SMS issues the M-DELETE to the EDR Local SMS for SV1. The EDR Local SMS will revert back to using the routing information in the number pool block object for the TN in the subscription version.

2.	NPAC SMS issues an M-CREATE on the subscription version SV3 to all non-EDR Local SMSs, that are accepting downloads for the NPA-NXX of subscription Version SV3. If the create is for multiple subscription versions, the M-ACTION subscriptionVersionLocalSMS-Create will be used instead. The SV3 created on the non-EDR Local SMS systems contains the default block routing information and has a LNP type of “pool”.

3.	The EDR Local SMS responds to the M-DELETE.

4.	Each non-EDR Local SMS responds to the M-CREATE.

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B.5.1.17.7	Partial-Failure Broadcast Complete NPAC SMS Updates of a Port-to-Original for a Pooled TN (previously NNP flow 3.3.2)

In this scenario, the NPAC SMS has already performed the broadcast of the activation of the port-to-original activation. The broadcast resulted in a partial failure status. The NPAC SMS now updates the objects on the NPAC SMS.

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New SOA
Old SOA
NPAC SMS
LSMS non-EDR
LSMS EDR
At least one of the non-EDR Local SMSs has not responded successfully to the M-CREATE request for SV3 and/or at least one of the EDR Local SMSs has not responded successfully to the M-DELETE for SV1.
1: M-SET Request subscriptionVersionStatus=partially failed on SV3
subscriptionModifiedTimeStamp
2: M-SET Response SV3
3: M-SET Request subscriptionVersionStatus=old on SV1
subscriptionDisconnectCompleteTimeStamp
subscriptionModifiedTimeStamp
4: M-SET Response SV1
5: M-SET Request subscriptionVersionStatus = partially failed on SV2
subscriptionFailedSP-List
subscriptionModifiedTimeStamp
6: M-SET Response SV2
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus = old on SV1
8: M-EVENT-REPORT Confirmation
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus = partially failed on SV2
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=partially failed on SV2
12: M-EVENT-REPORT Confirmation

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At least one of the non-EDR Local SMSs has not responded successfully to the M-CREATE for SV3 and/or at least one of the EDR Local SMSs has not responded successfully to the M-DELETE for SV1.

1.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV3 to partial failure. The subscriptionModifiedTimeStamp is also set to the current date and time.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old. It also sets the s subscriptionDisconnectCompleteTimeStamp and subscriptionModifiedTimeStamp to the current date and time.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to partially failed. It also sets the subscriptionModifiedTimeStamp to the current date and time and sets the subscriptionFailed-SP-List. The failed list contains the both the EDR and non-EDR Local SMSs who did not complete the broadcast of SV1 and SV3 successfully.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, who is the current service provider on SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange with the subscriptionVersionStatus being set to partially failed and the subscriptionFailed-SP-List for SV2.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS sends to the current/new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange with the subscriptionVersionStatus being set to partially failed and the subscriptionFailed-SP-List for SV2.

12.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.17.8	Port-to-Original NPAC SMS Initiates Successful Resend for a Pooled TN (previously NNP flow 3.4.1)

This scenario shows how the successful resend of a failed port-to-original broadcast is processed. In this scenario the following subscription versions are used:

•	SV1 is the active Subscription Version.

•	SV2 is the partially failed or failed Subscription Version with the Port-To-Original flag set to TRUE.

•	SV3 is the pool reinstatement Subscription Version with LNP type = Pool that reinstates default routing to the block holder.

In this scenario, the NPAC SMS must resend the port-to-original request. Either at least 1 EDR LSMS failed to receive the M-DELETE for SV1 or at least 1 non-EDR LSMS failed to receive the M-CREATE for SV3. The NPAC SMS will resend the necessary operations to the failed LSMSs.

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1.	The NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV2.

2.	NPAC SMS responds to the M-SET.

3.	If one of the failed LSMSs is an EDR LSMS, the NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV1.

4.	NPAC SMS responds to the M-SET.

5.	If one of the failed LSMSs is a non-EDR LSMS, the NPAC SMS issues an M-SET request setting the subscriptionVersionStatus to “sending”, the subscriptionActivationTimeStamp, subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp on the subscriptionVersionNPAC on SV3.

6.	NPAC SMS responds to the M-SET.

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B.5.1.17.9	Successful Resend Broadcast of a Port-to-Original of a Pooled TN (previously NNP flow 3.4.2)

The NPAC SMS has the necessary subscription versions in sending mode. It now broadcasts the data.

1.	If one of the failed Local SMSs is an EDR LSMS, the NPAC SMS issues the M-DELETE to the failed EDR Local SMS for SV1. The EDR Local SMS will revert back to using the routing information in the number pool block object for the TN in the subscription version.

2.	If one of the failed Local SMSs is a non-EDR LSMS, the NPAC SMS sends out an M-CREATE on the subscription version SV3 to the failed non-EDR Local SMSs that are accepting downloads for the NPA-NXX of subscription Version SV3. If the M-CREATE is for multiple subscription versions, a scoped and filtered operation will be sent. The SV3 created on the non-EDR Local SMS systems contains the default block routing information and has a LNP type of “pool”.

3.	If a request was sent, the EDR Local SMS responds to the M-DELETE.

4.	If a request was sent, the non-EDR Local SMS responds to the M-CREATE.

All previously failed Local SMSs respond successfully.

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B.5.1.17.10	Updates to NPAC SMS after Successful Resend of Port-to-Original Request of a Pooled TN (previously NNP flow 3.4.3)

The NPAC SMS just successfully re-broadcasted the necessary updates to the Local SMS. It now updates the status of the objects on the NPAC SMS.

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1.	If a resend to a non-EDR Local SMS was successful, the NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV3 to active. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to the M-SET.

3.	If a resend to a EDR Local SMS was successful, the NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 to old. It also sets the subscriptionModifiedTimeStamp. If the subscription status was previously set to “failed”, the subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to old. It also sets the subscriptionModifiedTimeStamp.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, who is the current service provider on SV1,, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV1.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS sends to the current/new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to old on SV2.

12.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

After a tunable amount of days, the subscription versions SV1 and SV2 are purged by the NPAC SMS housekeeping process.

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B.5.1.17.11	Subscription Version Create Port-to-Original of a Pool TN: Resend Failure to Local SMS (previously NNP flow 3.5)

This scenario shows how the unsuccessful resend of a failed port-to-original broadcast is processed. In this scenario, the following subscription versions are used:

•	SV1 is the active Subscription Version.

•	SV2 is the failed Subscription Version with the Port-To-Original flag set to TRUE.

•	SV3 is the pool reinstatement Subscription Version with LNP type = Pool that reinstates default routing to the block holder and its current status is failed.

In the following scenario, the NPAC SMS must resend the port-to-original request. All the EDR LSMS failed to receive the M-DELETE for SV1 and all the non-EDR LSMSs failed to receive the M-CREATE for SV3. The NPAC SMS will resend the necessary operations to the failed LSMSs, but the resend will result in total failure again. The scenario would work just as a successful resend, except for when the NPAC SMS sets the final statuses on the NPAC SMS.

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1.	If all non-EDR Local SMS failed the broadcast, the NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV3 to failed. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to the M-SET.

3.	If all the EDR Local SMS failed the broadcast, the NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 back to active. It also sets the subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 back to failed and setting the subscriptionFailed-SP-List to the list of all the service providers that failed to receive the broadcast successfully (EDR and non-EDR). It also sets the subscriptionModifiedTimeStamp.

6.	NPAC SMS responds to the M-SET.

7.	The NPAC SMS sends to the old service provider SOA, who is the current service provider on SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set back to active on SV1.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to failed on SV2 with the subscriptionFailed-SP-List.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS sends to the current/new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to failed on SV2 with the subscriptionFailed-SP-List.

12.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.17.12	Subscription Version Create Port-to-Original of a Pool TN: Resend Partial Failure to Local SMS (previously NNP flow 3.6)

This scenario shows how the unsuccessful resend of a partially failed port-to-original broadcast is processed. In this scenario, the following subscription versions are used:

•	SV1 is the old Subscription Version.

•	SV2 is the partially failed Subscription Version with the Port-To-Original flag set to TRUE.

•	SV3 is the pool reinstatement Subscription Version with LNP type = Pool that reinstates default routing to the block holder and its current status is partially failed.

In the following scenario, the NPAC SMS must resend the port-to-original request. At least 1 of the EDR LSMSs failed to receive the M-DELETE for SV1 and/or at least 1 of the non-EDR LSMSs failed to receive the M-CREATE for SV3. The NPAC SMS will resend the necessary operations to the failed LSMSs, but the resend will result in partial failure again. The scenario would work just as a successful resend, except for when the NPAC SMS sets the final statuses on the NPAC SMS.

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1.	If a resend of a non-EDR Local SMS was not successful, the NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV3 to partially failed. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to the M-SET.

3.	If a resend of an EDR Local SMS was not successful, the NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV1 back to old. It also sets the subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-SET updating the subscriptionVersionStatus of SV2 to partially failed. It also sets the subscriptionModifiedTimeStamp and setting the subscriptionFailed-SP-List to the list of all the service providers that failed to receive the broadcast successfully (EDR and non-EDR).

6.	NPAC SMS responds to the M-SET.

7.	If SV1 was updated, the NPAC SMS sends to the old service provider SOA, who is the current service provider on SV1, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set back to old on SV1.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	The NPAC SMS sends to the old service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to partially failed on SV2 and the subscriptionFailed-SP-List.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS sends to the current/new service provider SOA, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the subscriptionVersionStatus being set to partially failed on SV2 and the subscriptionFailed-SP-List.

12.	The current/new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.1.17.13	Subscription Version Port-to-Original of a Pool TN – Creation Prior to NPA-NXX-X Effective Date (previously NNP flow 3.7)

In this scenario, the service provider SOA attempts to create a port-to-original request prior to the effective date of the corresponding serviceProvNPA-NXX-X object. The NPAC SMS will reject this request, as a port-to-original request can not be created prior to the effective date of the corresponding serviceProvNPA-NXX-X.

SOA personnel take action to create a port-to-original request.

1.	The new service provider SOA sends a valid, M-ACTION, subscriptionVersionNewSP-Create request with the subscriptionPortingToOriginal-SPSwitch set to ‘TRUE’ for a TN within a pooled block.

2.	NPAC SMS replies with an error, ‘soa-not-authorized’.

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B.5.1.18	SubscriptionVersion Inter-Service Provider Create by either SOA (Old or New Service Provider) with a Due Date which is Prior to the NPA-NXX Effective Date – Error

In this scenario, the old or new service provider SOA attempts to create an inter-service provider port for a TN with no currently active subscription version, with a due date prior to the effective date of the corresponding serviceProvNPA-NXX object (of that TN). The NPAC SMS will reject this request, as an inter-service provider port cannot be created with a due date prior to the effective date of the corresponding serviceProvNPA-NXX.

SOA personnel take action to create an inter-service provider port for a TN with a due date which is prior to the associated NPA-NXX (of that TN) Effective Date.

1.	The old or new service provider SOA attempts to create a new subscription version by sending a valid M-ACTION subscriptionVersionOldSP-Create (or NewSP-Create) request for a TN with a due date which is prior to the Effective Date for the respective NPA-NXX (of that TN).

2.	The NPAC SMS sends an error back to the originating SOA, ‘soa-not-authorized’.

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B.5.1.19	Pseudo-LRN Subscription Version Flows

This section contains flows whose subscription version TNs contain a pseudo-LRN value and therefore the behavior of these scenarios is different than normal subscription version TNs that contain an active-LRN value.

B.5.1.19.1	Active Pseudo-LRN SubscriptionVersion Create on Local SMS for single TN

This scenario shows how a pseudo-LRN intra-service provider port is processed.

NPAC SMS has a new subscriptionVersion with a status of “sending.”

1.	The NPAC SMS issues an M-CREATE for the subscriptionVersion to each of the Local SMSs, that is accepting downloads for the pseudo-LRN subscriptionVersion (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

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2.	Each Local SMS will reply to the M-CREATE (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

NPAC SMS waits for Local SMSs to respond successfully to the M-CREATE request.

3.	If the subscriptionVersionNPAC object was modified, the NPAC SMS will issue, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notifications to the old service provider SOA of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

5.	If the subscriptionVersionNPAC object was modified, the NPAC SMS will issue, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT notifications to the new service provider SOA of the status change using an M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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B.5.1.19.2	Active Pseudo-LRN Subscription Version Create on Local SMS Using Create Action

This scenario reflects the message flow for pseudo-LRN object create requests from the NPAC SMS to the Local SMS Using Create Action. This action is used to create a group of subscription versions with the same routing information.

NPAC SMS has one or more subscription versions with a status of “sending “ that have been activated by the new service provider.

1.	NPAC SMS issues the subscriptionVersionLocalSMS-Create action to the Local SMS, if it is accepting downloads for the NPA-NXX of the subscriptionVersion (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). This action contains all data necessary to create the subscription version.

The Local SMS verifies the action is valid, but does not attempt to create the subscription version(s).

2.	The Local SMS responds to the M-ACTION (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

The Local SMS proceeds to execute all the creates specified by the action.

3.	The Local SMS sends to the NPAC SMS the M-EVENT-REPORT specifying the success or failure of the creates (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no notification (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

4.	NPAC SMS confirms the M-EVENT-REPORT (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN

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Accepted SPID List), or no notification response (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

NPAC SMS waits for all responses a tunable amount of time. The default is 1 hour.

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B.5.2	Modify Scenarios

B.5.2.1	SubscriptionVersion Modify Active Version Using M-ACTION by a Service Provider SOA

This scenario shows the modification of an active subscription. The modification of an active subscription version can be performed using an M-ACTION only by the current service provider SOA.

This scenario can only be performed when the subscriptionVersionStatus is active and the FailedSP-List is empty. If a Modify Active request is made for an active subscription version that has an entry in the FailedSP-List, the NPAC SMS will reject the request.

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Current SOA
NPAC SMS
LSMS
SOA >
1: M-ACTION Request subscriptionVersionModify
2: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=sending
subscriptionBroadcastTimeStamp
3: M-SET Response subscriptionVersionNPAC
4: M-ACTION Response subscriptionVersionModify
5: M-SET Request subscriptionVersion
6: M-SET Response subscriptionVersion
7: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=active
8: M-SET Response subscriptionVersionNPAC
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=active
10: M-EVENT-REPORT Confirmation

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Action is taken by current service provider to modify an active subscription version by specifying the TN, TN range, and the version status, or by specifying the version ID of the subscription version to be modified; and the data to be modified.

The current service provider can only modify the following attributes:

subscriptionLRN

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionWSMSC-DPC - if supported by the Service Provider SOA

subscriptionWSMSC-SSN - if supported by the Service Provider SOA

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId subscriptionSVType – if supported by the Service Provider SOA

Optional Data parameters defined in the Optional Data XML – if supported by the Service Provider SOA

1.	Current service provider SOA issues M-ACTION ModifySubscriptionVersion to the NPAC SMS lnpSubscriptions object to update the active version. The NPAC SMS validates the data.

2.	If the M-ACTION data validates, NPAC SMS issues M-SET to the subscriptionVersionNPAC. The subscriptionVersionStatus is updated to “sending,” the subscriptionBroadcastTimeStamp and subscriptionModifiedTimeStamp are set, and any other modified attributes are updated.

3.	NPAC SMS issues M-SET response indicating success or failure.

4.	NPAC SMS replies to the M-ACTION with success or failure and reasons for failure to the service provider SOA. If the action fails, no modifications are applied and processing stops. Failure reasons include accessDenied (not the current service provider) and invalidArgumentValue (validation problems).

5.	NPAC SMS issues M-SET to all Local SMSs for the updated attributes, that are accepting downloads for the NPA-NXX of the subscriptionVersion. If the update involves multiple subscription version objects, a scoped and filtered request will be sent.

6.	Local SMSs reply to M-SET.

All Local SMSs have reported the object modification.

Failure scenarios for this modification follow the same rules for an objectCreation failure to the Local SMS. However, upon failure the version status is updated to “active” and the subscriptionFailedSP-List is updated to contain the name of the service providers for which the download fails.

7.	NPAC SMS issues M-SET to update the current subscriptionVersionNPAC object subscriptionVersionStatus to “active.”

8.	NPAC SMS responds to M-SET.

9.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current provider of the subscriptionVersionStatus update.

10.	Service provider SOA issues M-EVENT-REPORT confirmation.

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B.5.2.2	SubscriptionVersion Modify Active: Failure to Local SMS

This scenario shows the broadcast of a modified active subscription that fails to one or more of the Local SMSs.

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Current SOA
NPAC SMS
LSMS
The NPAC SMS has a subscription version that has been successfully modified by the current service provider. The subscription version now has a status of "sending".
1: M-SET Request subscriptionVersion
The NPAC SMS waits for a response from each Local SMS.
The NPAC SMS retries any Local SMS that has not responded.
No response or an error is received from at least one Local SMS.
2: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=active
3: M-SET Response subscriptionVersionNPAC
4: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=active
subscriptionVersionFailed-SP-List
5: M-EVENT-REPORT Confirmation

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The NPAC SMS has an active subscription version that has been successfully modified by the current service provider. The subscription version now has a status of “sending”.

1.	The NPAC SMS issues M-SET to all Local SMSs for the updated attributes, that are accepting downloads for the NPA-NXX of the subscriptionVersion.

Local SMSs should respond successfully to the M-SET.

NPAC SMS waits for responses from each Local SMS.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from at least one Local SMS.

2.	NPAC SMS issues the M-SET to update the current subscriptionVersionNPAC object’s subscriptionVersionStatus to “active” from “sending”. It will also update the subscriptionFailed-SP-List with the service provider ID and name of the Local SMS that failed to successfully receive the broadcast.

3.	NPAC SMS responds to the M-SET.

4.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current status and failedSP-List.

5.	The current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.2.3	SubscriptionVersion Modify Prior to Activate Using M-ACTION

This scenario can only be performed when the subscriptionVersionStatus is conflict or pending.

NOTE: The flow for un-do of a cancel-pending subscription version is documented in the cancel section, B.5.3.5 Un-Do Cancel-Pending SubscriptionVersion Request.

Action is taken by a service provider to modify a subscriptionVersion by specifying the TN, TN range, and the version status, or by specifying the version ID of the subscription version to be modified; and the data to be modified.

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The old service provider can only update the following attributes:

subscriptionOldSP-DueDate (seconds set to zeros)

subscriptionOldSP-Authorization

subscriptionStatusChangeCauseCode

subscriptionOldSPMediumTimerIndicator – if supported by the Old Service Prov SOA

NOTE: The subscriptionStatusChangeCauseCode can only be modified when the subscriptionOldSP-Authorization is set to FALSE, and, if provided, it’s ignored when the subscriptionOldSP-Authorization is set to TRUE.

The new service provider can only update the attributes:

subscriptionLRN

subscriptionNewSP-DueDate (seconds set to zeros)

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionWSMSC-DPC - if supported by the Service Provider SOA

subscriptionWSMSC-SSN - if supported by the Service Provider SOA

subscriptionSVType – if supported by the Service Provider SOA

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

Optional Data parameters defined in the Optional Data XML – if supported by the

Service Provider SOA AND only when the PortingToOriginal-SP is set to

falsesubscriptionNewSPMediumTimerIndicator – if supported by the New Service

Provider SOA

Note: Optional Data parameters defined in the Optional Data XML cannot be specified when the PortingToOriginal-SP is set to true.

1.	Service provider SOA issues M-ACTION subscriptionVersionModify to the NPAC SMS lnpSubscriptions object to update the version. The NPAC SMS validates the data.

2.	If validation is successful, NPAC SMS will M-SET the attributes modified in the subscriptionVersionNPAC object and set the subscriptionModifiedTimeStamp.

3.	The NPAC SMS will issue an M-SET response.

4.	NPAC SMS replies to the M-ACTION with success or failure and reasons for failure.

Note: If the old service provider was the initiator of the M-ACTION that caused the subscription version status to change, the NPAC SMS would issue a subscriptionVersionStatusAttributeValueChange M-EVENT-REPORT to the old and new service provider SOAs.

5.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the old service provider SOA. If the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast. Attribute value change notifications will be sent to both service provider SOAs when the following attribute values change for a pending, cancel-pending, conflict, or disconnect-pending subscription version:

•	subscriptionNewSP-DueDate

•	subscriptionNewSP-CreationTimeStamp

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•	subscriptionOldSP-Authorization

•	subscriptionOldSP-AuthorizationTimeStamp

•	subscriptionStatusChangeCauseCode

•	subscriptionTimerType – if supported by the Service Provider SOA

•	subscriptionBusinessType – if supported by the Service Provider SOA

•	subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

•	subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

In the event the modification request results in a change of status the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a statusAttributeValueChange or a subscriptionVersionRangeStatusAttributeValueChange which includes the subscriptionVersionStatus to the old service provider SOA.

6.	The old service provider SOA returns M-EVENT-REPORT confirmation to the NPAC SMS.

7.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the new service provider SOA. If the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast. Attribute value change notifications will be sent to both service provider SOAs when the following attribute values change for a pending, cancel-pending, conflict, or disconnect-pending subscription version:

•	subscriptionNewSP-DueDate

•	subscriptionNewSP-CreationTimeStamp

•	subscriptionOldSP-Authorization

•	subscriptionOldSP-AuthorizationTimeStamp

•	subscriptionStatusChangeCauseCode

•	subscriptionTimerType – if supported by the Service Provider SOA

•	subscriptionBusinessType – if supported by the Service Provider SOA

•	subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

•	subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

In the event the modification request results in a change of status the NPAC SMS will send, depending upon the new service provider’s TN Range Notification Indicator, a statusAttributeValueChange or a subscriptionVersionRangeStatusAttributeValueChange which includes the subscriptionVersionStatus to the new service provider SOA.

8.	The new service provider SOA returns M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.2.4	SubscriptionVersion Modify Prior to Activate Using M-SET

This scenario shows a modify using an M-SET. The M-SET can only be performed when the subscriptionVersionStatus is conflict or pending.

Action is taken by a service provider to modify the subscriptionVersion by specifying the TN, TN range, and the version status, or by specifying the version ID of the subscription version to be modified; and the data to be modified. The old service provider can only update the following attributes:

subscriptionOldSP-DueDate (seconds set to zeros)

subscriptionOldSP-Authorization

subscriptionStatusChangeCauseCode

subscriptionOldSPMediumTimerIndicator – if supported by the Old Service Provider SOA

NOTE: The subscriptionStatusChangeCauseCode can only be modified when the subscriptionOldSP-Authorization is set to FALSE

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The new service provider can only update the attributes:

subscriptionLRN

subscriptionNewSP-DueDate (seconds set to zeros)

subscriptionCLASS-DPC

subscriptionCLASS-SSN

subscriptionLIDB-DPC

subscriptionLIDB-SSN

subscriptionCNAM-DPC

subscriptionCNAM-SSN

subscriptionISVM-DPC

subscriptionISVM-SSN

subscriptionWSMSC-DPC - if supported by the Service Provider SOA

subscriptionWSMSC-SSN - if supported by the Service Provider SOA

subscriptionSVType – if supported by the Service Provider SOA

subscriptionEndUserLocationValue

subscriptionEndUserLocationType

subscriptionBillingId

Optional Data parameters defined in the Optional Data XML – if supported by the Service Provider SOA AND only when the PortingToOriginal-SP is set to false

subscriptionNewSPMediumTimerIndicator – if supported by the New Service Provider SOA

Note:	Optional Data parameters defined in the Optional Data XML cannot be specified when the PortingToOriginal-SP is set to true.

1.	The new or old service provider SOA will issue an M-SET request for the attributes to be updated in the subscriptionVersionNPAC object. The request will be validated for an authorized service provider and validation of the attributes and values.

2.	The NPAC SMS will issue an M-SET response indicating success or failure and reasons for failure. Note: If the old service provider was the initiator of the M-SET that caused the subscription version status to change, the NPAC SMS would issue a subscriptionVersionStatusAttributeValueChange M-EVENT-REPORT to the old and new service provider SOAs

3.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the old service provider SOA. If the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast. Attribute value change notifications will be sent to both service provider SOAs when the following attribute values change for a pending, cancel-pending, conflict, or disconnect-pending subscription version:

•	subscriptionNewSP-DueDate

•	subscriptionNewSP-CreationTimeStamp

•	subscriptionOldSP-Authorization

•	subscriptionOldSP-AuthorizationTimeStamp

•	subscriptionStatusChangeCauseCode

•	subscriptionTimerType – if supported by the Service Provider SOA

•	subscriptionBusinessType – if supported by the Service Provider SOA

•	subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

•	subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

In the event the modification request results in a change of status the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a statusAttributeValueChange or a subscriptionVersionRangeStatusAttributeValueChange which includes the subscriptionVersionStatus to the old service provider SOA.

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4.	The old service provider SOA returns M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the new service provider SOA. If the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast. Attribute value change notifications will be sent to both service provider SOAs when the following attribute values change for a pending, cancel-pending, conflict, or disconnect-pending subscription version:

•	subscriptionNewSP-DueDate

•	subscriptionNewSP-CreationTimeStamp

•	subscriptionOldSP-Authorization

•	subscriptionOldSP-AuthorizationTimeStamp

•	subscriptionStatusChangeCauseCode

•	subscriptionTimerType – if supported by the Service Provider SOA

•	subscriptionBusinessType – if supported by the Service Provider SOA

•	subscriptionOldSPMediumTimerIndicator – if supported by the Service Provider SOA

•	subscriptionNewSPMediumTimerIndicator – if supported by the Service Provider SOA

In the event the modification request results in a change of status the NPAC SMS will send, depending upon the new service provider’s TN Range Notification Indicator, a statusAttributeValueChange or a subscriptionVersionRangeStatusAttributeValueChange which includes the subscriptionVersionStatus to the new service provider SOA.

6.	The new service provider SOA returns M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.2.5	Subscription Version Modify Active: Resend Successful to Local SMS

This scenario shows the successful resend of a modification of an active subscription. The resend of a failed modified active version can only be performed by authorized NPAC personnel.

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Current SOA
NPAC SMS
LSMS
NPAC>
1: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=sending
subscriptionBroadcastTimeStamp
2: M-SET Response subscriptionVersionNPAC
3: M-SET Request subscriptionVersion
4: M-SET Response subscriptionVersion
All Local SMS(s) have responded successfully to the M-SET request.
5: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=active
6: M-SET Response subscriptionVersionNPAC
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=active
8: M-EVENT-REPORT Confirmation

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Action is taken by NPAC personnel to resend the failed modified active version.

1.	NPAC SMS issues M-SET to the subscriptionVersionNPAC. The subscriptionVersionStatus is updated to “sending”.

2.	NPAC SMS issues M-SET response indicating success or failure.

3.	NPAC SMS issues M-SET to all Local SMSs that previously failed for the updated attributes, and are accepting downloads for the NPA-NXX of the subscriptionVersion.

4.	Local SMSs reply to M-SET.

All Local SMSs have reported the object modification.

5.	NPAC SMS issues M-SET to update the current subscriptionVersionNPAC object subscriptionVersionStatus to “active.”

6.	NPAC SMS responds to M-SET.

7.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current provider of the subscriptionVersionStatus update.

8.	Service provider SOA issues M-EVENT-REPORT confirmation.

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B.5.2.6	Subscription Version Modify Active: Resend Failure to Local SMS

This scenario shows a failure on a resend of a modified active subscription that failed previously to one or more of the Local SMSs. The resend of a failed modified active version can only be performed by authorized NPAC personnel.

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Current SOA
NPAC SMS
LSMS
NPAC>
1: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=sending
subscriptionBroadcastTimeStamp
2: M-SET Response subscriptionVersionNPAC
3: M-SET Request subscriptionVersion
4: M-SET Response subscriptionVersion
The NPAC SMS waits for a response from each Local SMS.
The NPAC SMS retries any Local SMS that has not responded.
No response or an error is received from at least one Local SMS.
5: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=active
6: M-SET Response subscriptionVersionNPAC
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=active
8: M-EVENT-REPORT Confirmation

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The NPAC SMS has an active subscription version that has been unsuccessfully modified by the current service provider. The NPAC personnel issues a resend for the failed modified version and the subscription version now has a status of “sending”.

1.	The NPAC SMS issues M-SET to all Local SMSs that previously failed for the updated attributes, and are accepting downloads for the NPA-NXX of the subscriptionVersion.

2.	Local SMSs should respond successfully to the M-SET.

3.	NPAC SMS waits for responses from each Local SMS.

4.	NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from at least one or all Local SMSs.

5.	NPAC SMS issues the M-SET to update the current subscriptionVersionNPAC object’s subscriptionVersionStatus to “active” from “sending”. It will also update the subscriptionFailed-SP-List with the service provider ID and name of the Local SMSs that failed to successfully receive the broadcast.

6.	NPAC SMS responds to the M-SET.

7.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current status and failedSP-List.

8.	The current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.2.7	SubscriptionVersion Modify Disconnect Pending Version Using M-ACTION by a Service Provider SOA

This scenario shows the modification of a disconnect pending subscription. The modification of a disconnect pending subscription version can be performed using an M-ACTION only by the current service provider SOA.

Action is taken by current service provider to modify a disconnect pending subscription version by specifying the TN, TN range, and the version status, or by specifying the version ID of the subscription version to be modified; and the data to be modified.

The current service provider can only modify the following attributes:

subscriptionCustomerDisconnectDate

subscriptionEffectiveReleaseDate

1.	Current service provider SOA issues M-ACTION subscriptionVersionModify to the NPAC SMS lnpSubscriptions object to update the disconnect pending version. The NPAC SMS validates the data.

2.	If the M-ACTION data is valid, NPAC SMS issues M-SET to the subscriptionVersionNPAC. The subscriptionModifiedTimeStamp is set, and any other modified attributes are updated.

3.	NPAC SMS issues M-SET response indicating success or failure.

4.	NPAC SMS replies to the M-ACTION with success or failure and reasons for failure to the service provider SOA. If the action fails, no modifications are applied and processing stops. Failure reasons include accessDenied (not the current service provider) and invalidArgumentValue (validation problems).

If the newly modified ERD is the current date or a previous date, the NPAC will follow the “immediate disconnect” flow (B.5.4.1). Otherwise, the NPAC waits for the subscriptionEffectiveReleaseDate to arrive, at which point it will follow the “immediate disconnect” flow (B.5.4.1).

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B.5.3	Cancel Scenarios

A subscription version can be canceled when the current status is conflict, pending or disconnect pending.

B.5.3.1	SubscriptionVersion Cancel by Service Provider SOA After Both Service Provider SOAs Have Concurred

In this scenario, the old service provider initiates the cancel after both the old and new service provider SOAs have issued their create actions. Once the new service provider SOA’s cancellation acknowledgment is received, the version status is set to “canceled”. Since the old service provider SOA initiated the cancel, its cancellation acknowledgment is optional.

Action is initiated by the old or new service provider SOA to cancel a subscription version by specifying the TN, TN range, or version ID of the subscription version to be canceled.

1.	Service provider SOA issues an M-ACTION subscriptionVersionCancel to the NPAC SMS to the lnpSubscriptions object.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionCancelWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

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2.	NPAC SMS issues M-SET to update subscriptionVersionStatus to “cancel-pending” in the subscriptionVersionNPAC object and the subscriptionModifiedTimeStamp.

3.	NPAC SMS issues M-SET response.

4.	NPAC SMS returns the M-ACTION reply. This either reflects a success or failure. Failure reasons are version in wrong state, no version to cancel, and authorization service provider. If successful, the subscriptionPre-CancellationStatus is set to the current subscriptionVersionStatus and then the subscriptionVersionStatus is set to “cancel-pending.” If the action fails, no modifications are applied and processing stops.

5.	Depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT for the subscriptionVersionStatus change is sent from the NPAC SMS to the old service provider SOA.

6.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	Depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChangeM-EVENT-REPORT for the subscriptionVersionStatus change is sent from the NPAC SMS to the new service provider SOA.

8.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.3.1.1	Subscription Version Cancel by Service Provider SOA After Both Service Provider SOAs Have Concurred (continued)

New SOA
Old SOA
NPAC SMS
LSMS
1: M-ACTION Request subscriptionVersionOldSP-CancellationAcknowledge
2: M-SET Request subscriptionVersionNPAC
subscriptionOldSP-CancellationTimeStamp
3: M-SET Response subscriptionVersionNPAC
4: M-ACTION Response subscriptionVersionOldSP-CancellationAcknowledge
5: M-ACTION Request subscriptionVersionNewSP-CancellationAcknowledge
6: M-SET Request subscriptionVersionNPAC
subscriptionNewSP-CancellationTimeStamp
7: M-SET Response subscriptionVersionNPAC
8: M-ACTION Response subscriptionVersionNewSP-CancellationAcknowledge
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=canceled
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=canceled
12: M-EVENT-REPORT Confirmation

1.	The old service provider SOA sends an M-ACTION subscriptionVersionOldSP-CancellationAcknowledge to the NPAC SMS lnpSubscription object. This acknowledges the cancellation of the subscriptionVersionNPAC with a status of cancel-pending.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionOldSP- CancellationAcknowledgeWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

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2.	The NPAC SMS issues M-SET for the subscriptionOldSP-CancellationTimeStamp in the subscriptionVersionNPAC object and subscriptionModifiedTimeStamp.

3.	NPAC SMS issues an M-SET response.

4.	NPAC SMS responds to the M-ACTION with either a success or failure and failure reasons. If the action fails, no modifications are applied.

5.	The new service provider SOA sends an M-ACTION subscriptionVersionNewSP-CancellationAcknowledge to the NPAC SMS lnpSubscriptions object.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionNewSP-CancellationAcknowledgeWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

6.	The NPAC SMS issues M-SET for the subscriptionNewSP-CancellationTimeStamp, subscriptionModifiedTimeStamp, subscriptionCancellationTimeStamp, and subscriptionVersionStatus to “canceled.”

7.	NPAC SMS issues M-SET response.

8.	NPAC SMS replies to M-ACTION with success or failure and reasons for failure. If the action fails, no modifications are applied.

9.	If the last M-ACTION was successful, the NPAC SMS sends, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT for the subscriptionVersionStatus update to canceled to the old service provider SOA.

10.	If the last M-ACTION was successful, the old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	NPAC SMS sends, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT for the subscriptionVersionStatus update to canceled to the new service provider SOA.

12.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.3.2	SubscriptionVersionCancel: No Acknowledgment from a SOA

The NPAC SMS has set the status of the subscription version to “cancel-pending” upon request of the old SOA. It is now waiting for the acknowledgments from both service provider SOAs. Acknowledgment from the old SOA is optional. In this scenario the new service provider does not respond.

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New SOA
Old SOA
NPAC SMS
LSMS
1: M-ACTION Request subscriptionVersionOldSP-CancellationAcknowledge
2: M-SET Request subscriptionVersionNPAC subscriptionOldSP-CancellationTimeStamp
3: M-SET Response subscriptionVersionNPAC
4: M-ACTION Response subscriptionVersionOldSP-CancellationAcknowledge
5: M-EVENT-REPORT subscriptionVersionCancellationAcknowledgeRequest
6: M-EVENT-REPORT Confirmation
7: M-SET Request subscriptionVersionNPAC subscriptionVersionStatus=conflict subscriptionVersionConflictTimeStamp
8: M-SET Response subscriptionVersionNPAC
9: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange subscriptionVersionStatus=conflict
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange subscriptionVersionStatus=conflict
12: M-EVENT-REPORT Confirmation
13: M-EVENT-REPORT attributeValueChange subscriptionVersionConflictTimeStamp
14: M-EVENT-REPORT Confirmation
15: M-EVENT-REPORT attributeValueChange subscriptionVersionConflictTimeStamp
16: M-EVENT-REPORT Confirmation

NPAC SMS is waiting for the cancellation acknowledgments from both service provider SOAs.

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1.	The old service provider SOA sends a subscriptionVersionOldSP-CancellationAcknowledge M-ACTION to the NPAC SMS lnpSubscriptions object. This acknowledges the cancellation of the subscriptionVersionNPAC with a status of cancel-pending.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionOldSP-CancellationAcknowledgeWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

2.	NPAC SMS issues M-SET for the subscriptionOldSP-CancellationTimeStamp and subscriptionModifiedTimeStamp in the subscriptionVersionNPAC object.

3.	NPAC SMS responds to M-SET.

4.	NPAC SMS replies to the M-ACTION with either a success or failure and failure reasons. If the action fails, no modifications are applied and processing stops.

The NPAC SMS waits for the cancellation acknowledgment from the new service provider SOA. No reply is received after a tunable period.

5.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionCancellationAcknowledgeRequest or subscriptionVersionRangeCancellationAcknowledgeRequest M-EVENT-REPORT to the unresponsive new service provider SOA.

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

The “Service Provider Concurrence Cancellation Window” has expired and still no cancellation acknowledgment is received from the new service provider.

7.	NPAC SMS issues M-SET to update the subscriptionVersionStatus to conflict and the subscriptionConflictTimeStamp and subscriptionModifiedTimeStamp are set.

8.	NPAC SMS issues M-SET response.

9.	The NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORTto the old service provider SOA.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	The NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORTto the new service provider SOA.

12.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

13.	The NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the old service provider SOA.

14.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

15.	The NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the new service provider SOA.

16.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

At this point, the flow follows the conflict resolution scenarios.

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B.5.3.3	Subscription Version Cancels With Only One Create Action Received

Once one of the subscriptionVersionNewSP-Create or subscriptionVersionOldSP-Create actions has been received, the subscription version can be canceled by the same service provider who created the subscription version. In this case, the subscription version status is set to “canceled”, not “cancel-pending”, and no further acknowledgments are necessary by either the old or new service provider.

If the new service provider SOA creates the pending subscription version and the old service provider attempts to cancel it (or vice-versa), an error is returned to the service provider who requested the cancel.

In this scenario, the new service provider SOA has already successfully issued the subscriptionVersionNewSP-Create action. The old service provider has not issued its subscriptionVersionOldSP-Create action. Now, the new service provider needs to cancel the pending subscription version.

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Action is taken by the new service provider to cancel a subscription version they created.

1.	The new service provider SOA sends M-ACTION subscriptionVersionCancel to the NPAC SMS lnpSubscriptions object to cancel a pending subscriptionVersionNPAC.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionCancelWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

2.	NPAC SMS issues M-SET to update the subscriptionVersionStatus to “canceled” and update the subscriptionModifiedTimeStamp in the subscriptionVersionNPAC object.

3.	NPAC SMS issues M-SET response.

4.	NPAC SMS returns the M-ACTION reply. This either reflects a success or failure. Failure reasons are version in wrong state, no version to cancel, and service provider not authorized.

If successful, the subscriptionPreCancellationStatus is set to the current subscriptionVersionStatus, and then the subscriptionVersionStatus is set to “canceled”. If the action fails, no modifications are applied and processing stops.

5.	Depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT is sent to the old service provider SOA.

6.	The old service provider confirms the M-EVENT-REPORT.

7.	Depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT is sent to the new service provider SOA.

8.	The new service provider confirms the M-EVENT-REPORT.

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B.5.3.4	Subscription Version Cancel by Current Service Provider for Disconnect Pending Subscription Verison

In this scenario, the current service provider initiates a cancel for a subscription version that has a current status of ‘disconnect-pending’. Once the current service provider’s cancellation request is received, the version status is set to “active”.

Action is initiated by the current service provider SOA to cancel a disconnect pending subscription version by specifying the TN, or version ID of the subscription version to be canceled.

1.	The current service provider SOA sends M-ACTION subscriptionVersionCancel to the NPAC SMS lnpSubscriptions object to cancel one or more pending subscriptionVersionNPAC.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionCancelWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

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2.	NPAC SMS issues an M-SET to update subscriptionVersionStatus to “active” in the subscriptionVersionNPAC object and the subscriptionModifiedTimeStamp.

3.	NPAC SMS issues M-SET Response.

4.	NPAC SMS returns the M-ACTION reply. This either reflects a success or failure.

Failure reasons are version in wrong state, no version to cancel, and service provider not authorized. If successful, the subscription status is set to “active”.

If the action fails, no modifications are applied and processing stops.

5.	Depending on the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT for the subscriptionVersionStatus change is sent to the current Service Provider SOA.

6.	The current service provider SOA returns an M-EVENT-REPORT confirmation back to the NPAC SMS.

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B.5.3.5	Un-Do Cancel-Pending Subscription Version Request

This scenario can only be performed when the subscription VersionStatus is cancel-pending.

Action is taken by a service provider to un-do a cancel-pending subscription version request by specifying the TN and the version status, or by specifying the version ID of the subscription version to be modified; and the new-version-status set to pending or conflict (i.e. returned to the last status as prior to the cancellation that caused the subscription version to go to a cancel-pending status).

Only the service provider that issued the initial cancel request for the subscription version will be allowed to issue an un-do cancel-pending subscription version request.

This flow indicates the Old service provider SOA initiates the request, however either the Old or New service provider SOA is allowed to submit the request so long as they submitted the cancel request.

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In this situation the service provider (regardless of whether they are the new or old service provider indicated in the subscription version) can only update the following attribute:

new-version-status=pending

1.	Service provider SOA issues M-ACTION subscriptionVersionModify to the NPAC SMS lnpSubscriptions object to update the version. The NPAC SMS validates the data.

2.	If validation is successful, NPAC SMS will M-SET the attributes modified in the subscriptionVersionNPAC object and set the subscriptionModifiedTimeStamp.

3.	The NPAC SMS will issue an M-SET response.

4.	NPAC SMS replies to the M-ACTION with success or failure and reasons for failure.

5.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA, indicating the status is now pending or conflict (i.e. returned to the last status as prior to the cancellation that caused the subscription version to go to a cancel-pending status).

6.	The old service provider SOA returns M-EVENT-REPORT confirmation to the NPAC SMS.

7.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA, indicating the status is now pending or conflict (i.e. returned to the last status as prior to the cancellation that caused the subscription version to go to a cancel-pending status).

8.	The new service provider SOA returns M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.4	Disconnect Scenarios

B.5.4.1	SubscriptionVersion Immediate Disconnect

The current service provider can disconnect an active subscription version. In this scenario, the disconnect is immediate.

NOTE: The “Donor SOA” is the SOA of the donor service provider.

NOTE: The “donor service provider” is the NPA-NXX Holder, or in cases of a TN within a Number Pool Block, it is the NPA-NXX-X Holder.

Current service provider SOA personnel take action to disconnect a subscription version.

1.	Service provider SOA issues an M-ACTION request to disconnect to the lnpSubscriptions object. The M-ACTION specifies either the subscriptionVersionId, or subscriptionTN or range of TNs. The subscription version status must be active and no pending, failed, conflict or cancel-pending versions can exist.

2.	NPAC SMS issues an M-SET to set the subscriptionVersionNPAC according to the disconnect action. The subscription version status is set to sending. The subscriptionCustomerDisconnectDate, subscriptionEffectiveReleaseDate and subscriptionModifiedTimeStamp are set. If subscriptionEffectiveReleaseDate is not specified in the Disconnect Request from the current service provider, the subscriptionEffectiveReleaseDate will be populated with the same value as the subscriptionCustomerDisconnectDate.

3.	NPAC SMS responds to whether M-SET was successful.

4.	NPAC SMS responds to the M-ACTION. If the action failed, an error will be returned and processing will stop on this flow.

5.	NPAC SMS sends, depending upon the donor service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange notification to the current service provider SOA setting the subscriptionVersionStatus equal to disconnect-pending.

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6.	The current service provider SOA confirms the M-EVENT-REPORT.

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B.5.4.1.1	SubscriptionVersion Immediate Disconnect (continued)

1.	NPAC SMS sends out an M-DELETE on the subscriptionVersion to all Local SMSs, that are accepting downloads for the NPA-NXX of the subscriptionVersion. If the M-DELETE is for multiple subscription versions, a scoped and filtered operation will be sent.

2.	Each Local SMS responds with a successful M-DELETE reply.

All Local SMSs respond successfully.

3.	NPAC SMS issues an M-EVENT-REPORT subscirptionVersionDonorSP-CustomerDisconnectDate to the Donor SOA indicating the TN is being disconnected.

4.	Donor SOA issues an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to old for subscriptionVersionNPAC objects. It also sets the subscriptionModifiedTimeStamp and subscriptionDisconnectCompleteTimeStamp.

6.	NPAC SMS responds to M-SET.

7.	NPAC SMS issues, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange an M-EVENT-REPORT for the subscriptionVersionStatus equal to “old” to the current service provider SOA.

8.	The current service provider SOA responds to M-EVENT-REPORT.

After a tunable amount of days, the subscription version is purged by the NPAC SMS housekeeping process.

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B.5.4.2	SubscriptionVersion Disconnect With Effective Release Date

In this scenario, a future dated request is submitted to disconnect an active subscriptionVersion.

Service provider SOA personnel take action to disconnect a subscription version.

1.	Service provider SOA issues an M-ACTION request to disconnect to the lnpSubscriptions object. The M-ACTION specifies either the subscriptionVersionId, or subscriptionTN or range of TNs, and also has future dated the subscriptionEffectiveReleaseDate and the subscriptionCustomerDisconnectDate. The subscription version status must be active and no pending, failed, conflict, or cancel-pending versions can exist.

2.	NPAC SMS issues an M-SET to set the subscriptionVersionNPAC according to the disconnect action. The subscription version status is set to sending. The subscriptionEffectiveReleaseDate of the existing subscriptionVersionNPAC and also the subscriptionModifiedTimeStamp.

3.	NPAC SMS responds to M-SET.

4.	NPAC SMS responds to M-ACTION. If the action fails, no modifications are applied and the processing stops.

5.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA setting the subscriptionVersionStatus equal to disconnect-pending.

6.	The current service provider SOA issues the M-EVENT-REPORT confirmation.

The NPAC SMS waits for the subscriptionEffectiveReleaseDate date to arrive.

At this point, the flow follows the SubscriptionVersion Immediate Disconnect (continued) scenario (B.5.4.1.1). The NPAC SMS proceeds to issue M-DELETEs for the subscriptionVersion to the Local SMS and then the donor service provider’s SOA is notified of the impending disconnect.

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B.5.4.3	SubscriptionVersion Disconnect: Failure to Local SMS

This scenario shows the broadcast of a disconnected subscription that fails to all of the Local SMSs.

The NPAC SMS has an active subscription version that has been successfully disconnected by the current service provider using the subscriptionVersionDisconnect action. The subscription version now has a status of “sending”.

1.	NPAC SMS issues the M-DELETE to all Local SMSs for the subscriptionVersion, that are accepting downloads for the NPA-NXX of the subscriptionVersion.

NPAC SMS waits for a response from each Local SMS.

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NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from all Local SMSs.

2.	NPAC SMS issues the M-SET to update the current subscriptionVersionNPAC object’s subscriptionVersionStatus to “active” from “sending”. It will also update the subscriptionFailed-SP-List with the service provider ID and name of all the Local SMSs.

3.	NPAC SMS responds to the M-SET.

4.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current status and failedSP-List.

5.	Current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.4.4	SubscriptionVersion Disconnect: Partial Failure to Local SMS

This scenario shows the broadcast of a disconnected subscription that fails to one or more, but not all, of the Local SMSs.

The NPAC SMS has an active subscription version that has been successfully disconnected by the current service provider using the subscriptionVersionDisconnect action. The subscription version now has a status of “sending”.

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1.	NPAC SMS issues the M-DELETE to all Local SMSs for the subscriptionVersion, that are accepting downloads for the NPA-NXX of the subscriptionVersion.

2.	Local SMSs should respond successfully to the M-DELETE.

NPAC SMS waits for a response from each Local SMS.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from at least one Local SMS.

3.	NPAC SMS issues the M-SET to update the current subscriptionVersionNPAC object’s subscriptionVersionStatus to “old” from “sending”. It will also update the subscriptionFailed-SP-List with the service provider ID and name of the Local SMSs that failed to successfully receive the broadcast.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current status and failedSP-List.

6.	Current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.4.5	Subscription Version Disconnect: Resend Successful to Local SMS

This scenario shows a successful resend of a disconnect for a subscription that fails to one or more of the Local SMSs. The resend of a failed disconnect can only be performed by authorized NPAC personnel.

NPAC personnel take action to resend a failed disconnect for a subscription version.

1.	NPAC SMS issues an M-SET to the existing subscriptionVersionNPAC object to set the status to “sending”.

2.	NPAC SMS responds to whether M-SET was successful.

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3.	NPAC SMS sends out an M-DELETE on the subscriptionVersion to all previously failed Local SMSs, that are accepting downloads for the NPA-NXX of the subscriptionVersion.

4.	Each Local SMS responds with a successful M-DELETE reply.

All Local SMSs respond successfully.

5.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to old for subscriptionVersionNPAC objects. It also sets the subscriptionModifiedTimeStamp and subscriptionDisconnectCompleteTimeStamp.

6.	NPAC SMS responds to M-SET.

7.	NPAC SMS issues, depending upon the service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT for the subscriptionVersionStatus equal to “old.”

8.	Service provider SOA responds to M-EVENT-REPORT.

After a tunable amount of days, the subscription version is purged by the NPAC SMS housekeeping process.

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B.5.4.6	Subscription Version Disconnect: Resend Failure to Local SMS

This scenario shows a failure on a resend of a subscription disconnect that failed previously to one or more of the Local SMSs. The resend of a failed disconnect for a subscription can only be performed by authorized NPAC personnel.

NPAC personnel take action to resend a failed disconnect for a subscription version.

1.	NPAC SMS issues the M-DELETE to all Local SMSs for which the disconnect previously failed for the subscriptionVersion, and are accepting downloads for the NPA-NXX of the subscriptionVersion.

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2.	Local SMSs should respond successfully to the M-DELETE.

NPAC SMS waits for a response from each Local SMS.

NPAC SMS retries any Local SMS that has not responded.

No response or an error is received from at least one or all Local SMSs.

3.	NPAC SMS issues the M-SET to update the current subscriptionVersionNPAC object’s subscriptionVersionStatus to “old” or “active” (if all Local SMSs failed) from “sending”. It will also update the subscriptionFailed-SP-List with the service provider ID and name of the Local SMSs that failed to successfully receive the broadcast.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS sends, depending upon the cuurent service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current status and failedSP-List.

6.	Current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.4.7	Disconnect Subscription Version Scenarios for TNs that are part of a Number Pool Block

B.5.4.7.1	SOA Initiates Successful Disconnect Request of Ported Pooled TN (previously NNP flow 4.1.1)

The current service provider can disconnect an active subscription version that will return to the block holder after the number pool block has been activated. In this scenario, the disconnect is immediate where the TN returns to the block holder and the number pool block is active. In this scenario:

•	SV1 is the currently active Subscription Version that will be disconnected.

•	SV2 is the pool reinstatement Subscription Version with LNP type = pool that reinstates default routing to the block holder.

SV1 will be broadcast to the EDR Local SMSs to disconnect the ported TN and revert to the number pool block routing information. SV2 will be broadcast to the non-EDR Local SMSs with the number pool block routing information.

In this scenario, the SOA sends in the disconnect action to a ported, pooled TN.

Current service provider SOA personnel take action to disconnect a subscription version.

1.	Service provider SOA issues an M-ACTION request to disconnect to the lnpSubscriptions object. The M-ACTION specifies either the subscriptionVersionId, or subscriptionTN or range of TNs, and also has NOT future dated (i.e., used the current date) the subscriptionEffectiveReleaseDate and the subscriptionCustomerDisconnectDate. The subscription version status must be active and no pending, failed, conflict or cancel-pending versions can exist.

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2.	NPAC SMS issues an M-SET to set the subscriptionCustomerDisconnectDate according to the disconnect action for SV1. The subscriptionVersionStatus for SV1 goes to “sending”. The subscriptionModifiedTimeStamp and subscriptionBroadcastTimeStamp are set accordingly.

3.	NPAC SMS responds to the M-SET.

4.	NPAC SMS issues M-CREATE to create SV2. The routing information comes from the numberPoolBlock object that contains the TN. The status is set to ‘sending’. The subscriptionActivationTimeStamp, subscriptionBroadcastTimeStamp, subscriptionCreationTimeStamp and subscriptionModifiedTimeStamp are all set.

5.	NPAC SMS responds to M-CREATE.

6.	NPAC SMS responds to the M-ACTION. If the action failed, an error will be returned and processing will stop on this flow.

7.	NPAC SMS sends, depending upon the donor service provider’s TN Range Notification Indicator, a subscriptionVersionDonorSP-CustomerDisconnectDate or subscriptionVersionRangeDonorSP-CustomerDisconnectDate notification to the Donor service provider SOA that the subscription version is being disconnected with the customer disconnect date. This SOA is the block holder SOA.

8.	The donor service provider SOA confirms the M-EVENT-REPORT.

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B.5.4.7.2	Successful Broadcast of Disconnect for a Ported Pooled TN After Block Activation (previously NNP flow 4.1.2)

The NPAC SMS is ready to broadcast the disconnect of the ported, pooled TN.

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1.	NPAC SMS sends the M-DELETE request to the EDR Local SMS to delete the existing subscription version and cause the routing to return to the number pool block. If a range of subscription versions is being removed, the M-DELETE will be scoped and filtered for the appropriate subscription versions by TN.

2.	At the same time as step 1, the NPAC SMS sends out the M-CREATE of a subscription version to all non-EDR Local SMSs that are accepting downloads for the NPA-NXX of the subscription version for SV2. If the M-CREATE is for multiple subscription versions, the subscriptionVersionLocalSMS-Create M-ACTION will be sent. The subscription version for the TN has a LNP type of ‘pool’.

3.	EDR Local SMS sends its successful M-DELETE reply.

4.	Non-EDR Local SMS responds with a successful M-CREATE reply.

5.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to active for subscriptionVersionNPAC objects for SV2. The subscriptionModifiedTimeStamp is also set.

6.	NPAC SMS responds to M-SET.

7.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to old for subscriptionVersionNPAC objects for SV1. It also sets the subscriptionModifiedTimeStamp. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

8.	NPAC SMS responds to M-SET.

9.	NPAC SMS issues, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA for the subscriptionVersionStatus being set to old on SV1.

10.	The current service provider SOA confirms the M-EVENT-REPORT.

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B.5.4.7.3	Subscription Version Disconnect With Effective Release Date (replace/update existing flow B.5.4.2 with this flow here – NNP flow 4.2)

In this scenario, a future dated request is submitted to disconnect an active subscription version that will return to the block holder.

Current service provider SOA personnel take action to disconnect a subscription version.

1.	Current service provider SOA issues an M-ACTION request to disconnect the lnpSubscriptions object. The M-ACTION specifies either the subscriptionVersionId, or subscriptionTN, or range of TNs, and also has future dated the subscriptionEffectiveReleaseDate and the subscriptionCustomerDisconnectDate. The subscription version status must be active and no pending, failed, conflict, conflict-pending, or cancel-pending versions can exist.

2.	NPAC SMS issues an M-SET to set the status to disconnect-pending, and set the subscriptionEffectiveReleaseDate, and the subscriptionModifiedTimeStamp of the existing subscriptionVersionNPAC.

3.	NPAC SMS responds to M-SET.

4.	NPAC SMS responds to M-ACTION. If the action fails, no modifications are applied and the processing stops.

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5.	NPAC SMS sends, depending upon the block holder service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA.

6.	The current service provider SOA issues the M-EVENT-REPORT confirmation.

The NPAC SMS waits for the subscriptionEffectiveReleaseDate date to arrive.

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B.5.4.7.4	Subscription Version Disconnect of a Ported Pooled TN After Block Activation: Failure to Local SMS (previously NNP flow 4.3.1)

This scenario shows the broadcast of a disconnect subscription after block activation that fails to all of the Local SMSs. In this scenario:

•	SV1 is the currently active Subscription Version.

•	SV2 is the pool reinstatement Subscription Version with LNP type = pool that reinstates default routing to the block holder.

NPAC SMS has a subscription version that is in the process of being disconnected. The subscription version TN is part of a number pool block. SV1, the subscription being disconnected, and SV2, the reinstatement of the routing data in the number pool block, are in a state of ‘sending’.

1.	NPAC SMS sends the M-DELETE request to the EDR Local SMS for SV1.

2.	At the same time as step 1, the NPAC SMS sends the M-CREATE request to the non-EDR Local SMS for SV2.

NPAC SMS waits for responses from all Local SMSs.

NPAC SMS retries each Local SMS that has not responded.

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B.5.4.7.5	Subscription Version Disconnect for a Ported Pooled TN Broadcast Failure NPAC SMS Updates (previously NNP flow 4.3.2)

NPAC SMS is attempting to disconnect a subscription version whose TN is a part of a number pool block. It has broadcast the data to the LSMSs.

No response occurs from any of the Local SMS, or all return failures to the M-CREATE or M-DELETE request, or a combination of the two.

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1.	NPAC SMS issues the M-SET to update the SV2 subscriptionVersionStatus from “sending” to “failed”. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to update the SV1 subscriptionVersionStatus from “sending” to “active”. It also updates the subscriptionFailed-SP-List with the service provider ID and name of all the Local SMSs. The subscriptionModifiedTimeStamp is also set.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current status for SV1 along with the subscriptionFailed-SP-List.

6.	Current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.4.7.6	Subscription Version Disconnect of a Ported Pooled TN: Partial Failure to Local SMS (previously NNP flow 4.4.1)

This scenario shows the broadcast of a disconnect subscription version after the number pool block activation that fails to one or more, but not all, Local SMSs. In this scenario:

•	SV1 is the currently active Subscription Version.

•	SV2 is the pool reinstatement Subscription Version with LNP type = pool that reinstates default routing to the block holder.

NPAC SMS has a subscription version that is in the process of being disconnected. The subscription version TN is part of a number pool block. SV1, the subscription being disconnected, and SV2, the reinstatement of the routing data in the number pool block, are in a state of ‘sending’.

1.	NPAC SMS sends the M-DELETE request to the EDR Local SMS for SV1.

2.	At the same time as step 1, the NPAC SMS sends the M-CREATE request to the non-EDR Local SMS for SV2.

3.	The EDR Local SMS responds to the M-DELETE.

4.	The non-EDR Local SMS responds to the M-CREATE.

NPAC SMS waits for responses from all Local SMSs.

NPAC SMS retries each Local SMS that has not responded.

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B.5.4.7.7	Subscription Version Disconnect of a Ported Pooled TN Partial Failure Broadcast NPAC SMS Updates (previously NNP flow 4.4.2)

NPAC SMS is attempting to disconnect a subscription version whose TN is a part of a number pool block.

A response does not occur from at least one, but not all Local SMSs and/or at least one, but not all, Local SMSs respond with an error to the M-DELETE or M-CREATE request.

1.	NPAC SMS issues the M-SET to update the SV2 subscriptionVersionStatus from “sending” to “partially-failed”. The subscriptionModifiedTimeStamp and subscriptionActivationTimeStamp are also set.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues the M-SET to update the SV1 subscriptionVersionStatus from “sending” to “old”. It also updates the subscriptionFailed-SP-List with the service provider ID and name of all the non-EDR and EDR Local SMSs that failed the broadcast. The subscriptionModifiedTimeStamp is also set. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

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4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the status of ‘old’ for SV1 along with the subscriptionFailed-SP-List.

6.	Current service provider SOA issues the M-EVENT-REPORT confirmation.

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B.5.4.7.8	Subscription Version Disconnect of a Ported Pooled TN: Resend Successful to Local SMS (previously NNP flow 4.5.1)

This scenario shows a successful resend of a disconnect for a subscription that fails to one or more of the Local SMSs. The resend of a failed disconnect can only be performed by authorized NPAC personnel. In this scenario:

•	SV1 is the currently active Subscription Version.

•	SV2 is the pool reinstatement Subscription Version with LNP type = pool that reinstates default routing to the block holder.

NPAC Personnel take action to resend a failed disconnect for a subscription version (SV1) that took place after the activation of the number pool block.

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1.	NPAC SMS issues an M-SET to the existing subscriptionVersionNPAC object to set the status to “sending” for SV1 and set the subscriptionModifiedTimeStamp.

2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues an M-SET to update the subscriptionVersionNPAC object for SV2. The subscriptionVersionStatus is set to “sending” for SV2 and the subscriptionModifiedTimeStamp is updated.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-DELETE on the subscriptionVersion SV1 to all previously failed EDR Local SMSs that are accepting downloads for the NPA-NXX of the subscriptionVersion SV1 TN.

6.	At the same time as step 5, the NPAC SMS issues an M-CREATE on the subscription version SV2 to all non-EDR Local SMSs that are accepting downloads for the NPA-NXX and had previously failed.

7.	EDR Local SMS responds successfully to the M-DELETE on SV1.

8.	Each non-EDR Local SMS responds successfully to the M-CREATE on SV2.

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B.5.4.7.9	Subscription Version Disconnect of a Ported Pooled TN Resend Successful NPAC SMS Updates (previously NNP flow 4.5.2)

All non-EDR Local SMSs have responded successfully to the M-CREATE for SV2 and all EDR Local SMSs have responded successfully to the M-DELETE for SV1.

1.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to ‘active’ for SV2. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to M-SET.

3.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to ‘old’ for SV1. The subscriptionModifiedTimeStamp is also set.

4.	NPAC SMS responds to M-SET.

5.	NPAC SMS issues, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider for SV1 with the subscriptionVersionStatus set to ‘old’.

6.	Current service provider confirms the M-EVENT-REPORT.

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B.5.4.7.10	Subscription Version Disconnect of a Ported Pooled TN: Resend Failure to Local SMS (previously NNP flow 4.6.1)

This scenario shows an unsuccessful resend of a disconnect for a subscription that fails to one or more of the Local SMSs. the resend of a failed disconnect can only be performed by NPAC personnel. In this scenario:

•	SV1 is the currently active Subscription Version.

•	SV2 is the pool reinstatement Subscription Version with LNP type = pool that reinstates default routing to the block holder with a status of failed.

NPAC Personnel take action to resend a failed disconnect for a subscription version (SV1). This rebroadcast will result in failure again.

1.	NPAC SMS issues an M-SET to the existing subscriptionVersionNPAC object to set the status to “sending” for SV1 and set the subscriptionModifiedTimeStamp.

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2.	NPAC SMS responds to the M-SET.

3.	NPAC SMS issues an M-SET to the existing subscriptionVersionNPAC object to set the status to “sending” for SV2 and the subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

5.	NPAC SMS issues an M-DELETE on the subscriptionVersion SV1 to all previously failed EDR Local SMSs that are accepting downloads for the NPA-NXX of the subscriptionVersion SV1 TN.

6.	At the same time as step 5, the NPAC SMS issues an M-CREATE on the subscriptionVersion SV2 to all previously failed non-EDR Local SMSs that are accepting downloads for the NPA-NXX of the subscriptionVersion SV2 TN.

NPAC SMS waits for responses from all Local SMSs.

NPAC SMS retries each Local SMS that has not responded.

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B.5.4.7.11	Subscription Version Disconnect of a Ported Pooled TN Resend Failure NPAC SMS Updates (previously NNP flow 4.6.2)

None of the non-EDR Local SMSs has responded successfully to the M-CREATE and none of the EDR Local SMSs responded successfully to the M-DELETE.

1.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to failed for SV2. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to M-SET.

3.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to active for SV1. The subscriptionFailed-SP-List and subscriptionModifiedTimeStamp is also set.

4.	NPAC SMS responds to M-SET.

5.	NPAC SMS issues, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider for SV1 with the subscriptionVersionStatus set to ‘active’ and the subscriptionFailed-SP-List.

6.	Current service provider confirms the M-EVENT-REPORT.

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B.5.4.7.12	Subscription Version Disconnect of a Ported Pooled TN: Resend Partial Failure to Local SMS (previously NNP flow 4.7.1)

This scenario shows an unsuccessful resend of a disconnect for a subscription that fails to one or more of the Local SMSs. the resend of a failed disconnect can only be performed by NPAC personnel. In this scenario:

•	SV1 is the previously active Subscription Version now with a status of old.

•	SV2 is the pool reinstatement Subscription Version with LNP type = pool that reinstates default routing to the block holder with a status of partially failed.

The NPAC SMS is initiating the resend of a previously partially failed disconnect of a ported, pooled TN for a number pool block that was active at the time of the initial broadcast.

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1.	If a non-EDR Local SMS failed the broadcast, the NPAC SMS issues an M-SET to the existing subscriptionVersionNPAC object to set the status to “sending” for SV1 and set the subscriptionModifiedTimeStamp.

2.	NPAC SMS responds to the M-SET.

3.	If an EDR Local SMS failed the broadcast, the NPAC SMS issues an M-SET to the existing subscriptionVersionNPAC object to set the status to “sending” for SV2 and the subscriptionModifiedTimeStamp.

4.	NPAC SMS responds to the M-SET.

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5.	If the status of SV1 is set to sending, the NPAC SMS issues an M-DELETE on the subscriptionVersion SV1 to all previously failed EDR Local SMSs that are accepting downloads for the NPA-NXX of the subscriptionVersion SV1 TN.

6.	At the same time as step 5 and if the status of SV2 is set to sending, the NPAC SMS issues an M-CREATE on the subscriptionVersion SV2 to all previously failed non-EDR Local SMSs that are accepting downloads for the NPA-NXX of the subscriptionVersion SV2 TN.

7.	The EDR Local SMS responds to the M-DELETE request.

8.	The non-EDR Local SMS responds to the M-CREATE request.

NPAC SMS waits for responses from all Local SMSs.

NPAC SMS retries each Local SMS that has not responded.

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B.5.4.7.13	Subscription Version Disconnect of a Ported Pooled TN Resend Partial Failure Broadcast NPAC SMS Updates (previously NNP flow 4.7.2)

At least one of the non-EDR Local SMSs has not responded successfully to the M-CREATE and/or at least one of the EDR Local SMSs has not responded successfully to the M-DELETE.

1.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to partially-failed for SV2. The subscriptionModifiedTimeStamp is also set.

2.	NPAC SMS responds to M-SET.

3.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to old for SV1. The subscriptionFailed-SP-List and subscriptionModifiedTimeStamp is also set.

4.	NPAC SMS responds to M-SET.

5.	NPAC SMS issues, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider for SV1 with the subscriptionVersionStatus set to ‘old’ along with the subscriptionFailed-SP-List.

6.	Current service provider confirms the M-EVENT-REPORT.

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B.5.4.7.14	Subscription Version Immediate Disconnect of a Contaminated Pooled TN Prior to Block Activation (after Effective Date) (previously NNP flow 4.8)

In this scenario, the current service provider disconnects an active subscription version that will return to the block holder. However, the NPA-NXX-X is past the effective date, but has not yet been activated.

Current service provider SOA personnel take action to disconnect a subscription version.

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1.	Service provider SOA issues an M-ACTION request to disconnect to the lnpSubscriptions object. The M-ACTION specifies either the subscriptionVersionId, or subscriptionTN or range of TNs, and also has NOT future dated (i.e., used the current date) the subscriptionEffectiveReleaseDate and the subscriptionCustomerDisconnectDate. The subscription version status must be active and no pending, failed, conflict or cancel-pending versions can exist.

2.	NPAC SMS issues an M-SET to set the subscriptionCustomerDisconnectDate according to the disconnect action for SV1. The subscriptionVersionStatus for SV1 goes to “sending “. The subscriptionModifiedTimeStamp and subscriptionBroadcastTimeStamp are set accordingly.

3.	NPAC SMS responds to whether M-SET was successful.

4.	NPAC SMS responds to the M-ACTION. If the action failed, an error will be returned and processing will stop on this flow.

5.	NPAC SMS sends, depending upon the donor service provider’s TN Range Notification Indicator, a subscriptionVersionDonorSP-CustomerDisconnectDate or subscriptionVersionRangeDonorSP-CustomerDisconnectDate notification to the Donor service provider SOA that the subscription version is being disconnected with the customer disconnect date. This SOA is the block holder SOA.

6.	The donor service provider SOA confirms the M-EVENT-REPORT.

7.	NPAC SMS sends the M-DELETE request to the Local SMS to delete the existing subscription version.

8.	Local SMS sends its M-DELETE reply.

All Local SMSs have responded successfully.

9.	NPAC SMS sets the subscriptionVersionStatus to ‘old’ and sets the subscriptionModifiedTimeStamp. The subscriptionDisconnectCompleteTimeStamp is set when the first successful response is received.

10.	NPAC SMS responds to the M-SET.

11.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange notification to the current service provider’s SOA with the subscriptionVersionStatus set to ‘old’.

12.	Service provider SOA confirms the M-EVENT-REPORT.

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B.5.4.8	SubscriptionVersion Disconnect of Pseudo-LRN SV

The current service provider can disconnect a pseudo-LRN subscription version.

1.	NPAC SMS sends out an M-DELETE on the subscriptionVersion to all Local SMSs, that are accepting downloads for the NPA-NXX of the subscriptionVersion (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download (from NPAC SMS to LSMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List). If the M-DELETE is for multiple subscription versions, a scoped and filtered operation will be sent.

2.	Each Local SMS responds with a successful M-DELETE reply (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable TRUE and the New Service Provider value in the pseudo-LRN record is contained in the Pseudo-LRN Accepted SPID List), or no download response (from LSMS to NPAC SMS if SP Pseudo-LRN LSMS tunable FALSE or the New Service Provider value in the pseudo-LRN record is NOT contained in the Pseudo-LRN Accepted SPID List).

All Local SMSs respond successfully.

3.	NPAC SMS issues an M-EVENT-REPORT subscirptionVersionDonorSP-CustomerDisconnectDate to the Donor SOA indicating the TN is being disconnected (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

4.	Donor SOA issues an M-EVENT-REPORT confirmation to the NPAC SMS (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

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5.	NPAC SMS issues M-SET updating the subscriptionVersionStatus to old for subscriptionVersionNPAC objects. It also sets the subscriptionModifiedTimeStamp and subscriptionDisconnectCompleteTimeStamp.

6.	NPAC SMS responds to M-SET.

7.	NPAC SMS issues, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange an M-EVENT-REPORT for the subscriptionVersionStatus equal to “old” to the current service provider SOA (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification (from NPAC SMS to SOA if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

8.	The current service provider SOA responds to M-EVENT-REPORT (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable TRUE and the SP Pseudo-LRN SOA Notifications tunable TRUE) or no notification response (from SOA to NPAC SMS if SP Pseudo-LRN SOA tunable FALSE or the SP Pseudo-LRN SOA Notifications tunable FALSE).

After a tunable amount of days, the subscription version is purged by the NPAC SMS housekeeping process.

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B.5.5	Conflict Scenarios

A situation has arisen which causes the NPAC SMS or NPAC personnel to place the subscriptionVersion into conflict.

A subscription version can be removed from conflict by the NPAC personnel or the new service provider SOA.

B.5.5.1	SubscriptionVersion Conflict by the NPAC SMS

This scenario shows a version being placed into conflict by the NPAC personnel.

NPAC personnel or NPAC SMS take action to set the status of a subscription to “conflict.”

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1.	NPAC SMS issues M-SET request to update subscriptionVersionStatus to “conflict,” subscriptionConflictTimeStamp, and subscriptionModifiedTimeStamp in the subscriptionVersionNPAC object.

2.	NPAC SMS issues an M-SET response. If the M-SET fails, processing for this scenario stops.

3.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to old service provider SOA.

4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange to new service provider SOA.

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	NPAC SMS sends, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the old service provider to set the old service provider’s authorization to “FALSE”. Since the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	NPAC SMS sends, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the new service provider to set the old service provider’s authorization to “FALSE”. Since the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.5.1.1	Subscription Version Conflict Resolution by the NPAC SMS (continued)

Once the conflict is resolved, NPAC personnel take action to remove the subscriptionVersion from conflict.

1.	NPAC SMS issues an M-SET request to update the subscriptionModifiedTimeStamp and the subscriptionVersionStatus to “pending.”

2.	NPAC SMS issues an M-SET response. If the M-SET fails, processing for this scenario stops.

3.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the new status to the old service provider SOA.

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4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for the new status to the new service provider SOA.

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	NPAC SMS sends, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the old service provider’s SOA indicating the authorization has been set to “TRUE”.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	NPAC SMS sends, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the new service provider’s SOA indicating the authorization has been set to “TRUE”.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.5.2	Subscription Version Conflict Removal by the New Service Provider SOA

In this scenario, the new service provider elects to remove the subscription version from conflict.

New SOA
Old SOA
NPAC SMS
LSMS
A subscription version exists with a subscriptionVersionStatus of "conflict".
SOA>
1: M-ACTION Request subscriptionVersionRemoveFromConflict
2: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=pending
subscriptionOldSP-Authorization=true
3: M-SET Response subscriptionVersionNPAC
4: M-ACTION Response subscriptionVersionRemoveFromConflict
5: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=pending
6: M-EVENT-REPORT Confirmation
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=pending
8: M-EVENT-REPORT Confirmation
9: M-EVENT-REPORT attributeValueChange
subscriptionOldSP-Authorization=true
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT attributeValueChange
subscriptionOldSP-Authorization=true
12: M-EVENT-REPORT Confirmation

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A subscription version exists on the NPAC SMS with a status of conflict.

The new service provider SOA personnel take action to remove the subscription version from conflict.

1.	The new service provider SOA sends the M-ACTION Request subscriptionVersionRemoveFromConflict specifying the subscription version TN or subscription version ID of the subscription version in conflict.

Note:	When the Service Provider supports Application Level Errors (SOA Application Level Errors Indicator set to TRUE in their Service Provider Profile), the SOA will utilize the subscriptionVersionRemoveFromConflictWithErrorCode ACTION that supports detailed error codes. The NPAC will provide an M-ACTION response based on the submitted message.

2.	If the request is valid, the NPAC SMS will set the status to “pending”. The request will be denied and an error returned if the subscriptionOldSP-Authorization was set to conflict by the old service provider and the conflict restriction window has not expired and/or the old service provider specified cause code value 50 or 51, regardless of the conflict restriction window expiration.

3.	The NPAC SMS responds to its own M-SET.

4.	The NPAC SMS sends an M-ACTION Response with success or failure and reason for failure.

5.	The NPAC SMS sends, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider’s SOA.

6.	The New SOA sends the M-EVENT-REPORT confirmation.

7.	The NPAC SMS sends, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the new service provider’s SOA.

8.	The Old SOA sends the M-EVENT-REPORT confirmation.

9.	NPAC SMS sends, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to set the old service provider’s authorization to “TRUE”.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	NPAC SMS sends, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the new service provider indicating the authorization has been set to “TRUE”.

12.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.5.3	SubscriptionVersion Conflict: No Conflict Resolution

This scenario shows the action taken at the NPAC SMS when service providers do not reach a conflict resolution.

NPAC personnel or NPAC SMS take action to set a subscriptionVersionStatus to “conflict.”

1.	NPAC SMS issues an M-SET request to set the subscriptionVersionStatus to “conflict,” the subscriptionConflictTimeStamp, and the subscriptionModifiedTimeStamp in the subscriptionVersionNPAC object.

2.	NPAC SMS responds to M-SET. If the M-SET fails, processing stops for this scenario until the M-SET completes successfully.

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3.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange to old service provider SOA for the new “conflict” status.

4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange to new service provider SOA for the “conflict” status.

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

7.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the old service provider to set the authorization to “FALSE”. Since the Subscription Version Status was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast.

8.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

9.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the new service provider to set the authorization to “FALSE”. Since the Subscription Version Status was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast.

10.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.5.3.1	Subscription Version Conflict: No Conflict Resolution (continued)

“Version Conflict Cancellation Window” expires without conflict resolution.

1.	NPAC SMS issues an M-SET request to set the subscriptionVersionStatus to “cancel” in the subscriptionVersionNPAC object and sets the subscriptionCancellationTimeStamp and subscriptionModifiedTimeStamp.

2.	NPAC SMS responds to M-SET. If the M-SET fails, processing stops for this scenario until the M-SET is successfully completed.

3.	NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for status to old service provider SOA for the “cancel” status.

4.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

5.	NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange for status to new service provider SOA for the “cancel” status.

6.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.5.4	Subscription Version Conflict by Old Service Provider Explicitly Not Authorizing (2nd Create)

The old service provider SOA can put a pending subscription version into conflict by setting its authorization flag to FALSE. This can be done on the subscriptionVersionOldSP-Create action, subscriptionVersionModify action, or M-SET of the attribute on the subscription version object.

This scenario shows the old service provider putting a new pending subscription version into conflict by turning the authorization flag FALSE on the subscriptionVersionOldSP-Create. In this case, the old service provider’s create action is the second sent to the NPAC SMS.

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Action is taken by the old service provider to set a subscription version to conflict using the subscriptionVersionOldSP-Create action.

1.	The old service provider SOA sends M-ACTION subscriptionVersionOldSP-Create to the NPAC SMS lnpSubscriptions object to create a new subscriptionVersionNPAC with the status of “conflict”.

The old service provider SOA specifies the following valid attributes:

subscriptionTN or valid subscriptionVersionTN-Range

subscriptionNewCurrentSP

subscriptionOldSP

subscriptionOldSP-DueDate (seconds set to zeros)

subscriptionOldSP-Authorization

subscriptionLNPType

subscriptionStatusChangeCauseCode

In this case, the subscriptionOldSP-Authorization is set to FALSE.

2.	NPAC SMS issues M-CREATE to create the subscriptionVersionNPAC with a status of “conflict” and sets all the other attribute values from the subscriptionVersionOldSP-Create action.

3.	NPAC SMS issues M-CREATE response.

4.	NPAC SMS returns M-ACTION reply. This either reflects a success or failure and reasons for the failure.

5.	If the action was successful, the NPAC SMS issues, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA notifying them of the updates.

6.	The old service provider SOA confirms the M-EVENT-REPORT.

7.	If the action was successful, the NPAC SMS issues, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the new service provider SOA notifying them of the updates.

8.	The new service provider SOA confirms the M-EVENT-REPORT.

9.	NPAC SMS sends, depending upon the service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to set the old service provider’s authorization to “FALSE”. If the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	NPAC SMS sends, depending upon the service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to set the new service provider authorization to “FALSE”. If the subscriptionVersionStatus was set to conflict, include the subscriptionConflictTimeStamp attribute in the broadcast.

12.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.5.5	Subscription Version Conflict Removal by the Old Service Provider SOA

In this scenario, the old service provider elects to remove the subscription version from conflict.

New SOA
Old SOA
NPAC SMS
LSMS
A subscription version exists with a subscriptionVersionStatus of "conflict".
SOA>
1: M-ACTION Request subscriptionVersionRemoveFromConflict
2: M-SET Request subscriptionVersionNPAC
subscriptionVersionStatus=pending
subscriptionOldSP-Authorization=true
3: M-SET Response subscriptionVersionNPAC
4: M-ACTION Response subscriptionVersionRemoveFromConflict
5: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=pending
6: M-EVENT-REPORT Confirmation
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange
subscriptionVersionStatus=pending
8: M-EVENT-REPORT Confirmation
9: M-EVENT-REPORT attributeValueChange
subscriptionOldSP-Authorization=true
10: M-EVENT-REPORT Confirmation
11: M-EVENT-REPORT attributeValueChange
subscriptionOldSP-Authorization=true
12: M-EVENT-REPORT Confirmation

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A subscription version exists on the NPAC SMS with a status of conflict.

The old service provider SOA personnel take action to remove the subscription version from conflict.

1.	The old service provider SOA sends the M-ACTION subscriptionVersionRemoveFromConflict specifying the subscription version TN or subscription version ID of the subscription version in conflict.

2.	If the request is valid, the NPAC SMS will set the status to “pending”.

3.	The NPAC SMS responds to its own M-SET.

4.	The NPAC SMS responds to the M-ACTION with success or failure and reason for failure.

5.	The NPAC SMS sends, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the Old SOA.

6.	The Old SOA sends the M-EVENT-REPORT confirmation.

7.	The NPAC SMS sends, depending upon the new service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the New SOA.

8.	The New SOA sends the M-EVENT-REPORT confirmation.

9.	NPAC SMS sends, depending upon the service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the old service provider indicating the authorization has been set to “TRUE”.

10.	The old service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

11.	NPAC SMS sends, depending upon the service provider’s TN Range Notification Indicator, an attributeValueChange or subscriptionVersionRangeAttributeValueChange to the new service provider indicating the authorization has been set to “TRUE”.

12.	The new service provider SOA returns an M-EVENT-REPORT confirmation to the NPAC SMS.

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B.5.6	SubscriptionVersion Query

This scenario shows subscriptionVersion query from service provider systems to the NPAC SMS.

Action is taken by either a service provider SOA or Local SMS for retrieving one or more versions of a subscription.

1.	The service provider SOA or Local SMS issues a scoped filtered M-GET from the lnpSubscriptions object to retrieve a specific version for a subscription version TN or can request all subscription versions. However, the service provider SOA is limited by a scope and filter in their search capabilities. The filter will currently support all the attributes on the subscriptionVersionNPAC.

2.	For Service Providers that DO NOT support the enhanced SV Query Functionality (Service Provider SV Query Indicator tunable parameter set to FALSE), the NPAC SMS replies with the first requested subscriptionVersion data if the requested number of records is less than or equal to “Max SubscriberQuery” specified in the NPAC SMS. Otherwise a complexityLimitation error will be returned.

For Service Providers that support the enhanced SV Query functionality (Service Provider SV Query Indicator tunable parameter set to TRUE,) the NPAC SMS replies with the requested subscriptionVersion data if the requested number of records is less than or equal to “Maximum Subscription Query” tunable value specified in the NPAC SMS. If the requested subscriptionVersion data exceeds the tunable value, then the number of subscriptionVersion records that equal the tunable value will be returned. The service provider SOA or Local SMS will use the data returned to submit a subsequent query, starting with the next record from where the previous query finished. Only when subscriptionVersion data is returned that contains less than the tunable value, is it safe for the service provider SOA or Local SMS to assume all data has been retrieved from the NPAC SMS.

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The query return data includes:

subscriptionVersionId (SOA, LSMS)

subscriptionTN (SOA, LSMS)

subscriptionLRN (SOA, LSMS)

subscriptionNewCurrentSP (SOA, LSMS)

subscriptionOldSP (SOA)

subscriptionNewSP-DueDate (SOA)

subscriptionNewSP-CreationTimeStamp (SOA)

subscriptionOldSP-DueDate (SOA)

subscriptionOldSP-Authorization (SOA)

subscriptionOldSP-AuthorizationTimeStamp (SOA)

subscriptionActivationTimeStamp (SOA)

subscriptionBroadcastTimeStamp (SOA)

subscriptionConflictTimeStamp (SOA)

subscriptionCustomerDisconnectDate (SOA)

subscriptionDisconnectCompleteTimeStamp (SOA)

subscriptionEffectiveReleaseDate (SOA)

subscriptionVersionStatus (SOA, LSMS)

subscriptionCLASS-DPC (SOA, LSMS)

subscriptionCLASS-SSN (SOA, LSMS)

subscriptionLIDB-DPC (SOA,LSMS)

subscriptionLIDB-SSN (SOA, LSMS)

subscriptionCNAM-DPC (SOA, LSMS)

subscriptionCNAM-SSN (SOA, LSMS)

subscriptionISVM-DPC (SOA, LSMS)

subscriptionISVM-SSN (SOA, LSMS)

subscriptionWSMSC-DPC - if supported by the Service Provider SOA (SOA, LSMS)

subscriptionWSMSC-SSN - if supported by the Service Provider SOA (SOA, LSMS) subscriptionEndUserLocationValue (SOA)

subscriptionEndUserLocationType (SOA)

subscriptionBillingId (SOA)

subscriptionLNPType (SOA)

subscriptionPreCancellationStatus (SOA)

subscriptionCancellationTimeStamp (SOA)

subscriptionOldTimeStamp (SOA)

subscriptionModifiedTimeStamp (SOA)

subscriptionCreationTimeStamp (SOA)

subscriptionOldSP-CancellationTimeStamp (SOA)

subscriptionNewSP-CancellationTimeStamp (SOA)

subscriptionOldSP-ConflictResolutionTimeStamp (SOA)

subscriptionNewSP-ConflictResolutionTimeStamp (SOA)

subscriptionPortingToOriginal-SPSwitch (SOA)

subscriptionFailedSP-List (SOA)

subscriptionDownloadReason (SOA)

subscriptionTimerType (SOA) - if supported by the Service Provider

subscriptionBusinessType (SOA) - if supported by the Service Provider

subscriptionStatusChangeCauseCode (SOA)

subscriptionSVType - if supported by the Service Provider

Optional Data parameters defined in the Optional Data XML - if supported by the Service Provider subscriptionNewSPMediumTimerIndicator - if supported by the Service Provider SOA

(not returned for query by Service Provider LSMS)

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subscriptionOldSPMediumTimerIndicator - if supported by the Service Provider SOA (not returned for query by Service Provider LSMS)

Note: If the New SP Medium Timer Indicator value or Old SP Medium Timer Indicator value is not set on the Subscription Version, then it will not be returned in the query response.

3.	The NPAC SMS replies with the rest of the subscription version data that matches the requested criteria.

4.	The NPAC SMS replies with the final, empty M-GET response.

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B.5.6.1	Subscription Data Download

DELETED. This scenario is superceded by the text and flows in section B.7, Local SMS and SOA Recovery.

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B.6	LSMS Filter NPA-NXX Scenarios

B.6.1	lsmsFilterNPA-NXX Creation by the Local SMS

Action is taken by the Local SMS personnel to create an lsmsFilterNPA-NXX object.

1.	The Local SMS sends the M-CREATE request to the NPAC for the lsmsFilterNPA-NXX object to be created.

2.	The NPAC SMS attempts to create the object. If successful, the M-CREATE response is returned. Otherwise, an error is returned.

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B.6.2	lsmsFilterNPA-NXX Deletion by the Local SMS

Action is taken by the Local SMS personnel to delete an lsmsFilterNPA-NXX object.

1.	The Local SMS sends the M-DELETE request to the NPAC for the lsmsFilterNPA-NXX object to be removed.

2.	The NPAC SMS attempts to delete the object. If successful, the M-DELETE response is returned. Otherwise, an error is returned.

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B.6.3	lsmsFilterNPA-NXX Query by the Local SMS

Action is taken by the Local SMS personnel to query for one or all lsmsFilterNPA-NXX object(s).

1.	The Local SMS sends the M-GET request to the NPAC for the lsmsFilterNPA-NXX object(s).

2.	If the Service Provider ID was specified, all lsmsFilterNPA-NXX objects for that Service Provider are returned. If only one object was requested, that object is returned.

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B.6.4	lsmsFilterNPA-NXX Creation by the SOA

Action is taken by the SOA personnel to create an lsmsFilterNPA-NXX object.

1.	The SOA sends the M-CREATE request to the NPAC for the lsmsFilterNPA-NXX object to be created.

2.	The NPAC SMS attempts to create the object. If successful, the M-CREATE response is returned. Otherwise, an error is returned.

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B.6.5	lsmsFilterNPA-NXX Deletion by the SOA

Action is taken by the SOA personnel to delete an lsmsFilterNPA-NXX object.

1.	The SOA sends the M-DELETE request to the NPAC for the lsmsFilterNPA-NXX object to be removed.

2.	The NPAC SMS attempts to delete the object. If successful, the M-DELETE response is returned. Otherwise, an error is returned.

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B.6.6	lsmsFilterNPA-NXX Query by the SOA

Action is taken by the SOA personnel to query for one or all lsmsFilterNPA-NXX object(s).

1.	The SOA sends the M-GET request to the NPAC for the lsmsFilterNPA-NXX object(s).

2.	If the Service Provider ID was specified, all lsmsFilterNPA-NXX objects for that Service Provider are returned. If only one object was requested, that object is returned.

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B.7	Local SMS and SOA Recovery

For all download requests in this section, the Local SMS or SOA should behave as follows in response to the possible download M-ACTION response from the NPAC SMS:

Success – process the data received from the NPAC SMS, continue processing.

No-data-selected – no data was found, continue processing.

Criteria-too-large (using the Maximum Number of Download Records tunable) – break up the request into a smaller time range and re-issue the request to the NPAC SMS (only applies to SV requests).

OR

Criteria-too-large (using the Maximum Number of Download Notifications tunable) – break up the request into a smaller time range and re-issue the request to the NPAC SMS (only applies to notification requests).

Time-range-invalid (using the Maximum Download Duration tunable) – break up the request into shorter time ranges and re-issue the request to the NPAC SMS.

Failed – go into retry mode. Re-issue the request configurable number of additional retry attempts with an “x” amount of delay between requests (“x” is based on a configurable amount of time after receiving the failure for each request). If a failed response is received for the final retry request, abort the association and re-start the recovery process. Note: It is recommended that the Local SMS or SOA use the same value that the NPAC SMS uses for retry interval.

For activities that specify “continue processing”, the Local SMS or SOA should send the NPAC SMS, either the next lnpDownload Action for a different type of data, or an lnpRecoveryComplete request, depending on where the response appears in the flow.

It is optional as to whether the Local SMS recovers Service Provider Data, Network Data, Subscription Data, Notification Data, or any combination of the four; and if the SOA recovers the Service Provider Data, Network Data, and/or Notification Data, or any combination of the three. Number Pool Block information may (optionally) be recovered by EDR-capable LSMSs. For a Local SMS or SOA that initiates recovery, the only step that is required is the lnpRecoveryComplete message, at the end of all previous data recovery requests. This instructs the NPAC SMS to send previously queued messages and resume normal processing.

Due to prerequisite data requirements on some local systems (service provider object must exist before subtending network data, which must exist before subtending subscription versions, etc.), it is also expected that the order of recovery would be Service Provider Data, followed by Network Data, Subscription Data, Number Pool Block Data (for LSMSs that are EDR-capable), then Notification Data.

If the Local SMS or SOA supports the receipt of linked action replies (based on the Local SMS Linked Replies Indicator and SOA Linked Replies Indicator, in the NPAC Customer record), the NPAC SMS will send linked action replies when a recovery request is initiated and the amount of data returned is greater than the associated Blocking Factor.

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B.7.1	Sequencing of Events on Initialization/Resynchronization of Non-EDR Local SMS (previously NNP flow 5.2)

This scenario demonstrates how a non-EDR Local SMS resynchronizes itself with the NPAC SMS.

This scenario demonstrates the recovery of additions, deletions and modifications of network and subscription version data. The recovery of this data can cause status attribute value changes and serviceProvNPA-NXX-X deletions.

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Appendix B: Message Flow Diagrams

Old SOA
Current SOA
NPAC SMS
LSMS Non-EDR
Non-Resynching LSMS
Non-EDR LSMS>
Non-EDR Local SMS establishes association with resynchronization flag on.
1: M-ACTION Request lnpDownload (network data)
2: M-ACTION Response lnpDownload
3: M-ACTION Request lnpDownload (subscription data)
4: M-ACTION Response lnpDownload
If a subscription version activate with LNP type not equal to 'pool' was recovered
5: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange subscriptionVersionStatus = active, partially failed
6: M-EVENT-REPORT Confirmation
If a subscription version with LNP type not equal to 'pool' was recovered
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange status = old, active, partially failed
8: M-EVENT-REPORT Confirmation
If a subscription version with LNP type of 'pool' was recovered
9: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange status = old, active, partially-failed
10: M-EVENT-REPORT Confirmation
If a subscription version delete was recovered that completed the removal of a number pool block
11: M-DELETE Request serviceProvNPA-NXX-X
12: M-DELETE Response serviceProvNPA-NXX-X
13: M-ACTION Request lnpNotificationRecovery
14: M-ACTION Response lnpNotificationRecovery
15: M-ACTION Request lnpRecoveryComplete
16: M-ACTION Response lnpRecoveryComplete
NPAC SMS sends queued events.
Normal processing resumes

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Local SMS personnel take action to resynchronize their Local SMS with the NPAC SMS.

The Non-EDR Local SMS establishes an association to the NPAC SMS with the resynchronization flag on, along with the network data management (networkDataMgmt) and data download (dataDownload) association functions set. The NPAC SMS will queue all current activity on the NPAC SMS until the Local SMS sends in the lnpRecoveryComplete action. All updates issued since the association establishment will be sent at the next normally scheduled retry interval.

1.	Non-EDR Local SMS sends the lnpDownload M-ACTION to start network data download. In this case, the Local SMS specifies the start time and end time. There are criteria other than time which may be specified. If one of the following is selected (all-network-data, all NPA-NXX-X data, a range of NPA-NXX-X data, a single NPA-NXX-X), the NPAC SMS sends the serviceProvNPA-NXX-X updates (creates, modifies, deletes) if the Local SMS’s “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS states it supports the object.

2.	If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the NPAC SMS responds to the M-ACTION with updates. If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies. . In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data).

3.	Non-EDR Local SMS sends the lnpDownload M-ACTION to start subscription data download. In this case, the Local SMS specifies the start time and end time. There are criteria other than time which may be specified.

4.	If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the NPAC SMS responds to the M-ACTION with updates. If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data). All creates, modifies and deletes are received, a single record for each subscription version. (i.e. no ranges). The Non-EDR Local SMS will receive all the activity on subscription versions with a LNP type of ‘pool’.

5.	If any corrections were issued to the resyncing Local SMS, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

6.	The old service provider SOA confirms the M-EVENT-REPORT.

7.	If any corrections were issued to the resyncing Local SMS, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA of the status change and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

8.	The current service provider SOA confirms the M-EVENT-REPORT.

9.	If any corrections were issued to the resyncing Local SMS for subscription versions with LNP type equal to ‘pool’, the NPAC SMS will send the numberPoolBlockStatusAttributeValueChange to the current block holder SOA, if the numberPoolBlockSOA-Origination indicator is TRUE, with the current number pool block status and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains the discrepancy).

10.	The block holder SOA confirms the M-EVENT-REPORT.

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11.	If deletes were sent for any subscription versions with LNP type equal to ‘pool’ that completed the broadcast of the M-DELETEs for a number pool block and corresponding subscription versions, then the NPAC SMS will send to all other Local SMSs, who support the serviceProvNPA-NXX-X object, the M-DELETE for the serviceProvNPA-NXX-X object. The NPAC SMS will queue up the M-DELETE request for the recovering Local SMS and send it at the completion of recovery mode.

12.	Local SMS responds to the M-DELETE.

13.	Non-EDR Local SMS sends M-ACTION, lnpNotificationRecovery, to the NPAC SMS. The Non-EDR Local SMS specifies a time range.

14.	If the requested notification(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the NPAC SMS responds to the M-ACTION with the notification updates that occurred within the given time range. If the requested notification(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data).

15.	Non-EDR Local SMS sends M-ACTION, lnpRecoveryComplete, to set the resynchronization flag off.

16.	NPAC SMS replies to the M-ACTION.

Normal processing resumes and any activity that the NPAC SMS had queued up during the recovery period will now be sent at the next scheduled retry interval.

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Appendix B: Message Flow Diagrams

B.7.1.1	Sequencing of Events on Initialization/Resynchronization of Non-EDR Local using SWIM

This scenario demonstrates how a non-EDR Local SMS resynchronizes itself with the NPAC SMS using SWIM criteria.

This scenario demonstrates the recovery of additions, deletions and modifications of service provider, network, subscription version, and notification data. The recovery of network and subscription version data can cause status attribute value changes and serviceProvNPA-NXX-X deletions.

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Appendix B: Message Flow Diagrams

Old SOA
Current SOA
NPAC SMS
Non-EDR LSMS
Non-Resynching LSMS
Non-EDR LSMS>
Non-EDR Local SMS established association with resynchronization flag on.
1: M-ACTION Request lnpDownload (swim: service provider data)
2: M-ACTION Response lnpDownload
3: M-EVENT-REPORT SwimProcessing-RecoveryResults
4: M-EVENT-REPORT Reply (SwimProcessing-RecoveryResponse)
5: M-ACTION Request lnpDownload (swim: network data)
6: M-ACTION Response lnpDownload
7: M-EVENT-REPORT SwimProcessing-RecoveryResults
8: M-EVENT-REPORT Reply (SwimProcessing-RecoveryResponse)
9: M-ACTION Request lnpDownload (swim: subscription data)
10: M-ACTION Response lnpDownload
11: M-EVENT-REPORT SwimProcessing-RecoveryResults
12: M-EVENT-REPORT Reply (SwimProcessing-RecoveryResponse)
If a subscription version activate with LNP type not equal to 'pool' was recovered.
13: M-EVENT-REPORT subscriptionVerionsStatusAttributeValueChange subscriptionVersionStatus = active, partially failed
14: M-EVENT-REPORT Confirmation
If a subscription version with LNP type not equal to 'pool' was recovered.
15: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange status = old, active, partially failed
16: M-EVENT-REPORT Confirmation
If a subscription version with LNP of 'pool' was recovered.
17: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange status = old, active, partially failed
18: M-EVENT-REPORT Confirmation

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Local SMS personnel take action to resynchronize their Local SMS with the NPAC SMS.

The Non-EDR Local SMS establishes an association to the NPAC SMS with the resynchronization flag on, along with the network data management (networkDataMgmt) and data download (dataDownload) association functions set. The Service Provider LSMS SWIM Recovery Indicator in the recovering Service Provider’s profile on the NPAC SMS must be set to TRUE and the recovery requests (lnpDownload and lnpNotificationRecovery) must include the SWIM attribute to recover only the messages that were missed. The Linked Replies indicator must also be set to TRUE.

The NPAC SMS will queue all current activity on the NPAC SMS until the Local SMS sends in the lnpRecoveryComplete action. All updates issued since the association establishment will be sent at the next normally scheduled retry interval.

1.	Non-EDR Local SMS sends the lnpDownload M-ACTION to start SWIM: service provider data download. In this case, the Local SMS specifies the SWIM attribute.

2.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

3.	Non-EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

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4.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

5.	Non-EDR Local SMS sends the lnpDownload M-ACTION to start SWIM: network data download. In this case, the Local SMS specifies the SWIM attribute.

6.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

The NPAC SMS sends the missed, serviceProvNPA-NXX-X updates (creates, modifies, deletes) if the Local SMS’s “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS states it supports the object.

7.	Non-EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

8.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

9.	Non-EDR Local SMS sends the lnpDownload M-ACTION to start SWIM: subscription data download. In this case, the Local SMS specifies the SWIM attribute.

10.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

All creates, modifies and deletes are received, a single record for each subscription version. (i.e. no ranges). The Non-EDR Local SMS will receive all the activity on subscription versions with a LNP type of ‘pool’.

11.	Non-EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

12.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

13.	If any corrections were issued to the resyncing Local SMS, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA of the subscriptionVersionStatus change and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

14.	The old service provider SOA confirms the M-EVENT-REPORT.

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15.	If any corrections were issued to the resyncing Local SMS, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA of the status change and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

16.	The current service provider SOA confirms the M-EVENT-REPORT.

17.	If any corrections were issued to the resyncing Local SMS for subscription versions with LNP type equal to ‘pool’, the NPAC SMS will send the numberPoolBlockStatusAttributeValueChange to the current block holder SOA, if the numberPoolBlockSOA-Origination indicator is TRUE, with the current number pool block status and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains the discrepancy).

18.	The block holder SOA confirms the M-EVENT-REPORT.

19.	If deletes were sent for any subscription versions with LNP type equal to ‘pool’ that completed the broadcast of the M-DELETEs for a number pool block and corresponding subscription versions, then the NPAC SMS will send to all other Local SMSs, who support the serviceProvNPA-NXX-X object, the M-DELETE for the serviceProvNPA-NXX-X object. The NPAC SMS will queue up the M-DELETE request for the recovering Local SMS and send it at the completion of recovery mode.

20.	Local SMS responds to the M-DELETE.

21.	Non-EDR Local SMS sends the lnpNotificationRecovery M-ACTION to start SWIM: notification data download. The Non-EDR Local SMS specifies the SWIM attribute.

22.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

23.	Non-EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

24.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

Note:	If any of the SWIM processing recovery responses from the NPAC SMS (SwimProcessing-Recovery Response) include a stop-date (timestamp), this indicates that the SWIM Maximum tunable has been exceeded, and SWIM data accumulation stopped at the provided stop-date (timestamp). In order to fully synchronize with the NPAC SMS, since additional messages may have been missed, the Service Provider will want to issue additional recovery requests specifying criteria other than SWIM to get all missing data (see B.7.1 for example). Alternatively, upon receiving the stop-date timestamp the Service Provider may perform time-based recovery after each SWIM-based recovery request for each data type. For example, the Service Provider would request SWIM-based recovery for SP data and if they receive a stop-date timestamp they would then perform time-base recovery for SP data; then the Service Provider would request SWIM-based recovery for Network Data and if they receive a stop-date timestamp they would then perform time-based recovery for Network Data – and so on and so forth for each data type.

Upon successful recovery, SWIM accumulation will be turned back on for the Service Provider.

25.	Non-EDR Local SMS sends M-ACTION, lnpRecoveryComplete, to set the resynchronization flag off.

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26.	NPAC SMS replies to the M-ACTION.

Normal processing resumes and any activity that the NPAC SMS had queued up during the recovery period will now be sent at the next scheduled retry interval.

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B.7.2	Sequencing of Events on Initialization/Resynchronization of EDR Local SMS (previously NNP flow 5.1)

This scenario demonstrates how an EDR Local SMS resynchronizes itself with the NPAC SMS.

These scenarios demonstrate the recovery of additions, deletions and modifications of network, subscription version and number pool block data. The recovery of this data can cause status attribute value changes and serviceProvNPA-NXX-X deletions.

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Appendix B: Message Flow Diagrams

Old SOA
Current SOA
NPAC SMS
LSMS EDR
Non-Resynching LSMS
EDR LSMS>
EDR Local SMS establishes association with resynchronization flag on.
1: M-ACTION Request lnpDownload (network data)
2: M-ACTION Response lnpDonwload
3: M-ACTION Request lnpDownload (subscription data)
4: M-ACTION Response lnpDownload
If any subscription version activates are recovered
5: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange subscriptionVersionStatus = old, active, partially failed
6: M-EVENT-REPORT Confirmation
If any subscription versions are recovered
7: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange status = active, partially failed
8: M-EVENT-REPORT Confirmation
9: M-ACTION Request lnpDownload (number pool block data)
10: M-ACTION Response lnpDownload
If any number pool blocks are recovered
11: M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange numberPoolBlockStatus = old, active, partially failed
12: M-EVENT-REPORT Confirmation
If any number pool blocks are recovered that complete the removal of that number pool block
13: M-DELETE Request serviceProvNPA-NXX-X
14: M-DELETE Response serviceProvNPA-NXX-X
15: M-ACTION Request lnpNotificationRecovery
16: M-ACTION Response lnpNotificationRecovery
17: M-ACTION Request lnpRecoveryComplete
18: M-ACTION Response lnpRecoveryComplete
NPAC SMS sends queued up events.
Normal processing resumes

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The EDR Local SMS establishes an association to the NPAC SMS with the resynchronization flag on, along with the network data management (networkDataMgmt) and data download (dataDownload) association functions set.

The NPAC SMS will queue all current activity on the NPAC SMS until the Local SMS sends in the lnpRecoveryComplete action. All updates issued since the association establishment will be sent at the next normally scheduled retry interval.

1.	EDR Local SMS sends lnpDownload M-ACTION to start network data download. In this case, the Local SMS specifies the start time and end time. There are criteria other than time which may be specified. If one of the following is selected (all-network-data, all NPA-NXX-X data, a range of NPA-NXX-X data, a single NPA-NXX-X), the NPAC SMS sends the serviceProvNPA-NXX-X updates (creates, modifies, deletes) if the Local SMS’s “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS states it supports the object.

2.	If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the NPAC SMS responds to M-ACTION with updates. If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data).

3.	EDR Local SMS sends the lnpDownload M-ACTION to start subscription data download. In this case, the Local SMS specifies the start time and end time. There are criteria other than time which may be specified.

4.	If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the NPAC SMS responds to M-ACTION with updates. If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data). All creates, modifies and deletes are received, a single record for each subscription version. (i.e. no ranges). The EDR Local SMS will not receive any activity on subscription versions with LNP type of ‘pool’.

5.	If any corrections were issued to the resyncing Local SMS that involved the activation of a subscription version with the LNP type not equal to ‘pool’, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA with the current subscriptionVersionStatus and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

6.	The old service provider SOA confirms the M-EVENT-REPORT.

7.	If any corrections were issued to the resyncing Local SMS that involved a subscription version with the LNP type not equal to ‘pool’, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current subscriptionVersionStatus and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

8.	The current service provider SOA confirms the M-EVENT-REPORT.

9.	EDR Local SMS sends the lnpDownload M-ACTION to start number pool block data download. The Local SMS specifies the start time.

10.	NPAC SMS responds to M-ACTION with updates.

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11.	NPAC SMS sends the M-EVENT-REPORTs to the block holder SOAs for any number pool block with the SOA-Origination indicator set to true whose numberPoolBlockFailed-SP-List and possibly numberPoolBlockStatus were just updated due to the number pool block download.

12.	Block holder SOA confirms to the M-EVENT-REPORT.

13.	If deletes were sent for any number pool blocks that completed the broadcast of the M-DELETEs of a number pool block and corresponding subscription versions, then the NPAC SMS will send to all other Local SMSs the M-DELETE for the serviceProvNPA-NXX-X object. The NPAC SMS will queue up the M-DELETE request for the recovering Local SMS and send it at the completion of recovery mode.

14.	Local SMS responds the M-DELETE.

15.	EDR Local SMS sends M-ACTION, lnpNotificationRecovery, to the NPAC SMS. The EDR Local SMS specifies a time range.

16.	If the requested notification(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the NPAC SMS responds to the M-ACTION with the notification updates that occurred within the given time range. If the requested notification(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data).

17.	EDR Local SMS sends M-ACTION, lnpRecoveryComplete, to set the resynchronization flag off.

18.	NPAC SMS replies to the M-ACTION.

Normal processing resumes and any activity that the NPAC SMS had queued up during the recovery period will now be sent at the next scheduled retry interval.

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Appendix B: Message Flow Diagrams

B.7.2.1	Sequencing of Events on Initialization/Resynchronization of EDR Local SMS using SWIM

This scenario demonstrates how an EDR Local SMS resynchronizes itself with the NPAC SMS using SWIM criteria.

This scenario demonstrates the recovery of additions, deletions and modifications of service provider, network, subscription version, number pool block, and notification data. The recovery of network, subscription version and number pool block data can cause status attribute value changes and serviceProvNPA-NXX-X deletions.

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Appendix B: Message Flow Diagrams

Old SOA
Current SOA
NPAC SMS
EDR LSMS
Non-Resynching LSMS
EDR LSMS>
EDR Local SMS established association with resynchronization flag on.
1: M-ACTION Request lnpDownload (swim: service provider data)
2: M-ACTION Response lnpDownload
3: M-EVENT-REPORT SwimProcessing-RecoveryResults
4: M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse
5: M-ACTION Request lnpDownload (swim: network data)
6: M-ACTION Response lnpDownload
7: M-EVENT-REPORT SwimProcessing-RecoveryResults
8: M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse
9: M-ACTION Request lnpDownload (swim: subscription data)
10: M-ACTION Response lnpDownload
11: M-EVENT-REPORT SwimProcessing-RecoveryResults
12: M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse
If any subscription version activates were recovered.
13: M-EVENT-REPORT subscriptionVerionsStatusAttributeValueChange subscriptionVersionStatus = old, active, partially failed
14: M-EVENT-REPORT Confirmation
If any subscription versions are recovered.
15: M-EVENT-REPORT subscriptionVersionStatusAttributeValueChange status = active, partially failed
16: M-EVENT-REPORT Confirmation

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Local SMS personnel take action to resynchronize their Local SMS with the NPAC SMS.

The EDR Local SMS establishes an association to the NPAC SMS with the resynchronization flag on, along with the network data management (networkDataMgmt) and data download (dataDownload) association functions set. The Service Provider LSMS SWIM Recovery Indicator in the recovering Service Provider’s profile on the NPAC SMS must be set to TRUE and the recovery request (lnpDownload and lnpNotificationRecovery) must include the SWIM attribute to recover only the messages that were missed. The Linked Replies indicator must also be set to TRUE.

The NPAC SMS will queue all current activity on the NPAC SMS until the Local SMS sends in the lnpRecoveryComplete action. All updates issued since the association establishment will be sent at the next normally scheduled retry interval.

1.	EDR Local SMS sends lnpDownload M-ACTION to start SWIM: service provider data download. In this case, the Local SMS specifies the SWIM attribute.

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2.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

3.	EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

4.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

5.	EDR Local SMS sends the lnpDownload M-ACTION to start SWIM: network data download. In this case, the Local SMS specifies the SWIM attribute.

6.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

The NPAC SMS sends the serviceProvNPA-NXX-X updates (creates, modifies, deletes) if the Local SMS’s “NPAC Customer LSMS NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS states it supports the object.

7.	EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

8.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

9.	EDR Local SMS sends the lnpDownload M-ACTION to start SWIM: subscription data download. In this case, the Local SMS specifies the SWIM attribute.

10.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

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All creates, modifies and deletes are received, a single record for each subscription version. (i.e. no ranges). The EDR Local SMS will not receive any activity on subscription versions with LNP type of ‘pool’.

11.	EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

12.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

13.	If any corrections were issued to the resyncing Local SMS that involved the activation of a subscription version with the LNP type not equal to ‘pool’, the NPAC SMS will send, depending upon the old service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the old service provider SOA with the current subscriptionVersionStatus and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

14.	The old service provider SOA confirms the M-EVENT-REPORT.

15.	If any corrections were issued to the resyncing Local SMS that involved a subscription version with the LNP type not equal to ‘pool’, the NPAC SMS will send, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the current subscriptionVersionStatus and a list of failed Local SMSs (minus the resyncing Local SMS that no longer contains a discrepancy).

16.	The current service provider SOA confirms the M-EVENT-REPORT.

17.	EDR Local SMS sends the lnpDownload M-ACTION to start SWIM: number pool block data download. The Local SMS specifies the SWIM attribute.

18.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

19.	EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

20.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

21.	NPAC SMS sends the M-EVENT-REPORTs to the block holder SOAs for any number pool block with the SOA-Origination indicator set to true whose numberPoolBlockFailed-SP-List and possibly numberPoolBlockStatus were just updated due to the number pool block download.

22.	Block holder SOA confirms to the M-EVENT-REPORT.

23.	If deletes were sent for any number pool blocks that completed the broadcast of the M-DELETEs of a number pool block and corresponding subscription versions, then the NPAC SMS will send to all other Local SMSs the M-DELETE for the serviceProvNPA-NXX-X object. The NPAC SMS will queue up the M-DELETE request for the recovering Local SMS and send it at the completion of recovery mode.

24.	Local SMS responds the M-DELETE.

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25.	EDR Local SMS sends the lnpNotificationRecovery M-ACTION to start SWIM: notification data download. The EDR Local SMS specifies the SWIM attribute.

26.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the Local SMS should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

27.	EDR Local SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

28.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

Note:	If any of the SWIM processing recovery responses from the NPAC SMS (SwimProcessing-RecoveryResponse) include a stop-date (timestamp), this indicates that the SWIM Maximum tunable has been exceeded, and SWIM data accumulation stopped at the provided stop-date (timestamp). In order to fully synchronize with the NPAC SMS, since additional messages may have been missed, the Service Provider will want to issue additional recovery requests specifying criteria other than SWIM to get all missing data (see B.7.2 for example). Alternatively, upon receiving the stop-date timestamp the Service Provider may perform time-based recovery after each SWIM-based recovery request for each data type. For example, the Service Provider would request SWIM-based recovery for SP data and if they receive a stop-date timestamp they would then perform time-base recovery for SP data; then the Service Provider would request SWIM-based recovery for Network Data and if they receive a stop-date timestamp they would then perform time-based recovery for Network Data – and so on and so forth for each data type.

Upon successful recovery, SWIM accumulation will be turned back on for the Service Provider.

29.	EDR Local SMS sends M-ACTION, lnpRecoveryComplete, to set the resynchronization flag off.

30.	NPAC SMS replies to the M-ACTION.

Normal processing resumes and any activity that the NPAC SMS had queued up during the recovery period will now be sent at the next scheduled retry interval.

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B.7.3	Sequencing of Events on Initialization/Resynchronization of SOA

This scenario demonstrates how a SOA resynchronizes itself with the NPAC SMS. In this example, the SOA supports network data over the SOA.

If the SOA supports a separate SOA channel for notifications, then they should associate with the notificationDownload function bit.

This scenario demonstrates the recovery of additions, deletions and modifications of service provider, network, and notification data.

SOA takes action to resynchronize their SOA with the NPAC SMS.

The SOA establishes an association to the NPAC SMS with the resynchronization flag on, and the network data management (networkDataMgmt) association function set. The NPAC SMS will queue all current activity on the NPAC SMS until the service SOA sends in the lnpRecoveryComplete action. All updates issued since the association establishment will be sent at the next normally scheduled retry interval.

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1.	SOA sends the lnpDownload M-ACTION to start network data download. In this case, the SOA specifies the start time and end time. There are criteria other than time which may be specified. If one of the following is selected (all-network-data, all NPA-NXX-X data, a range of NPA-NXX-X data, a single NPA-NXX-X), the NPAC SMS sends the serviceProvNPA-NXX-X updates (creates, modifies, deletes) if the SOA’s “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS states it supports the object.

2.	If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to FALSE, the SOA responds to the M-ACTION with updates. If the requested object(s) exist and the Local SMS Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data).

3.	SOA sends M-ACTION, lnpNotificationRecovery, to the NPAC SMS. The SOA specifies a time range.

4.	If the requested notification(s) exist and the SOA Linked Replies Indicator is set to FALSE, the NPAC SMS responds to the M-ACTION with the notification updates that occurred within the given time range. If the requested notification(s) exist and the SOA Linked Replies Indicator is set to TRUE, the NPAC SMS will respond with either a single M-ACTION reply or with a linked M-ACTION reply. In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response). In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies, followed by a non-linked empty normal response (indicating the end of the linked reply data).

5.	SOA sends M-ACTION, lnpRecoveryComplete, to set the resynchronization flag off.

6.	NPAC SMS replies to the M-ACTION.

Any activity that the NPAC SMS had queued up during the recovery period will now be sent.

Normal processing resumes and any activity that the NPAC SMS had queued up during the recovery period will now be sent at the next scheduled retry interval.

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B.7.3.1	Sequencing of Events on Initialization/Resynchronization of SOA using SWIM

This scenario demonstrates how a SOA resynchronizes itself with the NPAC SMS using SWIM criteria. In this example, the SOA supports network data, data downloads and notifications over the SOA.

If the SOA supports a separate SOA channel for notifications, then they should associate with the notificationDownload function bit.

This scenario demonstrates the recovery of additions, deletions and modifications of service provider, network, and notification data.

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SOA
NPAC SMS
SOA>
SOA establishes association with resynchronization flag on.
1: M-ACTION Request lnpDownload
(swim: service provider data)
2: M-ACTION Response lnpDownload
3: M-EVENT-REPORT
SwimProcessing-RecoveryResults
4: M-EVENT-REPORT Reply
SwimProcessing-RecoveryResponse
5: M-ACTION Request lnpDownload
(swim: network data)
6: M-ACTION Response lnpDownload
7: M-EVENT-REPORT
SwimProcessing-RecoveryResults
8: M-EVENT-REPORT Reply
SwimProcessing-RecoveryResponse
9: M-ACTION Request lnpNotificationRecovery
(swim: notification data)
10: M-ACTION Response lnpNotificationRecovery
11: M-EVENT-REPORT
SwimProcessing-RecoveryResults
12: M-EVENT-REPORT Reply
SwimProcessing-RecoveryResponse
13: M-ACTION Request lnpRecoveryComplete
14: M-ACTION Response lnpRecoveryComplete
NPAC SMS sends queued up events.
Normal processing resumes.

SOA takes action to resynchronize their SOA with the NPAC SMS.

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The SOA establishes an association to the NPAC SMS with the resynchronization flag on, and the network data management (networkDataMgmt) association function set. The Service Provider SOA SWIM Indicator in the recovering Service Provider’s profile on the NPAC SMS must be set to TRUE and the recovery requests (lnpDownload and lnpNotificationRecovery) must include the SWIM attribute to recover only the messages that were missed. The Linked Replies indicator must also be set to TRUE.

The NPAC SMS will queue all current activity on the NPAC SMS until the SOA sends in the lnpRecoveryComplete action. All updates issued since the association establishment will be sent at the next normally scheduled retry interval.

1.	SOA sends the lnpDownload M-ACTION to start swim: service provider data download. In this case, the SOA specifies the SWIM attribute.

2.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the SOA should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

3.	SOA issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

4.	NPAC SMS issues an M-EVENT-REPORT Reply SwimProcessing-RecoveryResponse.

5.	SOA sends lnpDownload M-ACTION to start SWIM: network data download. In this case, the SOA specifies the SWIM attribute.

6.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the SOA should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

The NPAC SMS sends the serviceProvNPA-NXX-X updates (creates, modifies, deletes) if the SOA’s “NPAC Customer SOA NPA-NXX-X Indicator” in their service provider profile on the NPAC SMS states it supports the object.

7.	SOA issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACITON ID provided by the NPAC SMS in the M-ACITON reply.

8.	NPAC SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResponse.

9.	SOA sends lnpNotificationRecovery M-ACTION to start SWIM: notification data download. The SOA specifies the SWIM attribute.

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10.	The NPAC SMS will respond with either a single M-ACTION reply or with linked M-ACTION replies for the messages that were missed.

In the case where the amount of data to be returned is less than or equal to the associated Blocking Factor (including the case where no objects are found), the M-ACTION response will be a single normal response (i.e., non-linked response) including a status and ACTION ID.

In the case where the amount of data to be returned is greater than the associated Blocking Factor, the M-ACTION response will be multiple linked M-ACTION replies (including a status and ACTION ID) followed by a non-linked empty normal response (indicating the end of the linked reply data). When a status of “swim-more-data” is provided, this indicates there is more data of this type to be recovered and the SOA should initiate subsequent M-ACTION requests for this data including the ACTION ID provided by the NPAC SMS in the M-ACTION linked reply.

11.	SOA issues an M-EVENT-REPORT SwimProcessing-RecoveryResults notification to the NPAC SMS indicating the replies for this data type were successfully processed. This notification must include the ACTION ID provided by the NPAC SMS in the M-ACTION reply.

12.	NPAC SMS issues an M-EVENT-REPORT SwimProcessing-RecoveryResponse.

Note:	If any of the SWIM processing recovery responses from the NPAC SMS (SwimProcessing-RecoveryResponse) include a stop-date (timestamp), this indicates that the SWIM Maximum tunable has been exceeded, and SWIM data accumulation stopped at the provided stop-date (timestamp). In order to fully synchronize with the NPAC SMS, since additional messages may have been missed, the Service Provider will want to issue additional recovery requests specifying criteria other than SWIM to get all missing data (see B.7.3 for example). Alternatively, upon receiving the stop-date timestamp the Service Provider may perform time-based recovery after each SWIM-based recovery request for each data type. For example, the Service Provider would request SWIM-based recovery for SP data and if they receive a stop-date timestamp they would then perform time-base recovery for SP data; then the Service Provider would request SWIM-based recovery for Network Data and if they receive a stop-date timestamp they would then perform time-based recovery for Network Data – and so on and so forth for each data type.

Upon successful recovery, SWIM accumulation will be turned back on for the Service Provider.

13.	SOA sends M-ACTION, lnpRecoveryComplete, to set the resynchronization flag off.

14.	NPAC SMS replies to the M-ACTION.

Normal processing resumes and any activity that the NPAC SMS had queued up during the recovery period will now be sent at the next scheduled retry interval.

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B.8	Miscellaneous

B.8.1	SOA/Local SMS Notification of Scheduled NPAC Downtime

This scenario shows SOA/Local SMS notification of scheduled NPAC downtime.

Action is taken by NPAC SMS personnel to schedule downtime for the NPAC SMS system

1.	The NPAC SMS sends an lnpNPAC-SMS-Operational-Information M-EVENT-REPORT to the Local SMSs.

2.	The Local SMSs respond by sending an lnpNPAC-SMS-Operational-Information M-EVENT-REPORT confirmation back to the NPAC SMS.

3.	The NPAC SMS sends an lnpNPAC-SMS-Operational-Information M-EVENT-REPORT to all SOAs.

4.	The SOA(s) respond by sending an lnpNPAC-SMS-Operational-Information M-EVENT-REPORT confirmation back to the NPAC SMS.

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B.8.2	NPA-NXX Split

This scenario shows NPAC SMS personnel initiation of an NPA-NXX split that does not involve a Number Pool Block object.

The NPAC SMS will create NPA-NXX split data based on information in the NPA Split Load Flat File from an industry source.

The old NPA-NXX exists and is past the effective date of the object.

The NPAC SMS will automatically generate the add/delete of the new NPA-NXX based on information in the NPA Split Load Flat File from an industry source.

The permissive dialing period begins.

The NPAC SMS updates all subscription version records in its local database that are affected by the NPA-NXX Split. The TN field will be updated with the new NPA. Internal mapping between the old and new NPA-NXXs for the TNs is maintained.

The NPAC SMS accepts requests involving the old and new NPA-NXX values but only broadcasts using the new NPA-NXX value.

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The permissive dialing period expires.

1.	NPAC SMS deletes the old serviceProvNPA-NXX object locally.

2.	NPAC SMS responds to the M-DELETE.

3.	The NPAC SMS sends individual M-DELETE for all the old serviceProvNPA-NXX objects to the Local SMSs who are accepting downloads for this NPA-NXX.

4.	At the same time as step 7, the NPAC SMS sends individual M-DELETE for all the old serviceProvNPA-NXX objects to the SOAs who are accepting downloads for this NPA-NXX.

5.	The Local SMS responds to the M-DELETE.

6.	The SOA responds to the M-DELETE.

The NPAC SMS updates all subscription version records in its local database that match the specified TN range by updating the TN value for each object and removing the internal field.

All Local SMS, SOA and NPAC SMS will now use the new NPA-NXX for all requests.

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B.8.2.1	NPA-NXX Split that contains a block of pooled TNs Part 1 (previously NNP flow 7)

In this scenario, the NPAC SMS personnel initiate an NPA-NXX split that contains a block of pooled TNs.

The NPAC SMS will create NPA-NXX split data based on information in the NPA Split Load Flat File from an industry source.

The old NPA-NXX and NPA-NXX-X exist and are past the effective date of the objects.

The NPAC SMS will automatically generate the add/ delete of the new NPA-NXX based on information in the NPA Split Load Flat File from an industry source.

1.	The NPAC SMS automatically creates the new serviceProvNPA-NXX-X objects with the effective date equal to the date of the start of permissive dialing.

2.	The NPAC SMS responds to the M-CREATE.

3.	The NPAC SMS broadcasts each serviceProvNPA-NXX-X M-CREATE to the Local SMSs that support the object according to their NPAC Customer LSMS NPA-NXX-X Indicator in their service provider profile on the NPAC SMS.

4.	At the same time as step 3, the NPAC SMS broadcasts each serviceProvNPA-NXX-X M-CREATE to the SOAs that support the object according to their NPAC Customer SOA NPA-NXX-X Indicator in their service provider profile on the NPAC SMS.

5.	The Local SMS responds to the M-CREATE request.

6.	The SOA responds to the M-CREATE request.

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The NPAC SMS updates all subscription version and number pool block records in its local database that match the specified TN range. The TN or NPA-NXX-X field will be updated with the new NPA and a data field internal to the NPAC SMS will be set to the previous TN or NPA-NXX-X value (old NPA).

The permissive dialing period starts.

During the permissive dialing period, the NPAC SMS accepts requests involving the old and new NPA-NXX values according to the following rules:

•	For subscription versions and number pool blocks, the NPAC SMS will accept either the new or old NPA-NXX value, but only broadcast using the new NPA-NXX value.

•

The creation of a new serviceProvNPA-NXX-X object using either the old or new NPA-NXX value, but the NPAC SMS will create and broadcast both the old and new serviceProvNPA-NXX-X object creations to those service providers who support the serviceProvNPA-NXX-X object according to their NPAC Customer LSMS NPA-NXX-X Indicator in their service provider profile on the NPAC SMS.

•	If a serviceProvNPA-NXX-X is to be removed (de-pooled), the NPAC SMS will broadcast the M-DELETEs for both the old and new serviceProvNPA-NXX-X objects.

•	The removal of a NXX from the NPA-NXX split will cause the broadcast of the M-DELETE of the new serviceProvNPA-NXX-X object to the Local SMSs.

The permissive dialing period continues into the next flow.

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B.8.2.2	NPA-NXX Split that contains a block of pooled TNs Part 2 (previously NNP flow 7)

The Permissive Dialing Period is in progressive for an NPA-NXX split. This flow shows what occurs at the end of the Permissive Dialing Period.

SOA
NPAC SMS
Local SMS
Permissive Dialing Period Ends
1: M-DELETE Request serviceProvNPA-NXX-X (old)
2: M-DELETE Response serviceProvNPA-NXX-X (old)
3: M-DELETE Request serviceProvNPA-NXX-X (old)
4: M-DELETE Request serviceProvNPA-NXX-X (old)
5: M-DELETE Response serviceProvNPA-NXX-X (old)
6: M-DELETE Response serviceProvNPA-NXX-X (old)
7: M-DELETE Request serviceProvNPA-NXX (old)
8: M-DELETE Response serviceProvNPA-NXX (old)
9: M-DELETE Request serviceProvNPA-NXX (old)
10: M-DELETE Request serviceProvNPA-NXX (old)
11: M-DELETE Response serviceProvNPA-NXX (old)
12: M-DELETE Response serviceProvNPA-NXX (old)

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The permissive dialing period expires.

1.	NPAC SMS deletes the old serviceProvNPA-NXX-X object locally.

2.	NPAC SMS responds to the M-DELETE.

3.	The NPAC SMS sends individual M-DELETE for all the old serviceProvNPA-NXX-X objects to the Local SMSs who are supporting the object according to the NPAC Customer LSMS NPA-NXX-X Indicator in their service provider profile on the NPAC SMS.

4.	At the same time as step 3, the NPAC SMS sends individual M-DELETE for all the old serviceProvNPA-NXX-X objects to the SOAs who are supporting the object according to the NPAC Customer SOA NPA-NXX-X Indicator in their service provider profile on the NPAC SMS.

5.	The Local SMS responds to the M-DELETE.

6.	The SOA responds to the M-DELETE.

7.	NPAC SMS deletes the old serviceProvNPA-NXX object locally.

8.	NPAC SMS responds to the M-DELETE.

9.	The NPAC SMS sends individual M-DELETE for all the old serviceProvNPA-NXX objects to the Local SMSs who are supporting downloads of the object according to their NPA-NXX filters on the NPAC SMS.

10.	At the same time as step 9, the NPAC SMS sends individual M-DELETE for all the old serviceProvNPA-NXX objects to the SOAs who are supporting the object according to their NPA-NXX filters on the NPAC SMS.

11.	The Local SMS responds to the M-DELETE.

12.	The SOA responds to the M-DELETE.

The NPAC SMS updates all subscription version and number pool block records in its local database that match the specified TN range by updating the TN or NPA-NXX-X value for each object and removing the internal field.

All Local SMS, SOA and NPAC SMS will now use the new NPA-NXX and NPA-NXX-X for all requests.

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B.8.3	Mass Update

NPAC SMS personnel can perform a mass update on subscription data.

Action is taken by the NPAC SMS personnel to request that a mass update be performed on active subscription data.

Search the subscription database for subscription versions that match the specified mass update criteria. Perform steps 1 through 4 for the allowable range of subscription versions. The NPAC logs as errors subscription versions that match the mass update criteria but are in the wrong state.

1.	The NPAC SMS sends an M-SET on the subscription versions to the Local SMS, that is accepting downloads for the NPA-NXX of the subscription versions.

2.	The Local SMS replies to the M-SET.

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3.	The NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA.

4.	The service provider SOA sends a confirmation to the M-EVENT-REPORT.

If the SOA supports modified attributes, perform the next 2 steps:

5.	The NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionAttributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the current service provider SOA with the modified attributes.

6.	The service provider SOA sends a confirmation to the M-EVENT-REPORT.

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B.8.3.1	Mass Update for a range of TNs that contains a Number Pool Block (previously NNP flow 8)

In this scenario, the NPAC SMS personnel perform a mass update on a range of TNs that includes a number pool block object.

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Action is taken by NPAC SMS personnel to perform a mass update.

The NPAC SMS may specify the service provider ID, LNP type and TN-Range in its selection criteria. The LNP type can be restricted as only LISP, only LSPP, only POOL, or none (which would then include all three types).

The NPAC SMS can update only the routing information (LRN, DPC and SSN data).

If the LNP type includes ‘pool’ TNs, the TN-Range specified must include a number pool block’s entire TN-Range.

The NPAC SMS searches the number pool block and subscription version databases for the objects that match the selection criteria. For all objects that match the criteria, the following occurs:

1.	NPAC SMS sends the M-SET for the number pool block objects to the EDR Local SMSs who are accepting updates for the NPA-NXX.

2.	NPAC SMS sends the M-SET, scope and filtered for the appropriate criteria, for the non-pooled subscription version updates to the EDR Local SMS who are accepting updates for the NPA-NXX.

3.	NPAC SMS sends the M-SET, scope and filtered for the appropriate criteria, for the subscription version updates to the non-EDR Local SMSs who are accepting updates for the NPA-NXX.

4.	EDR Local SMS responds to the M-SET for the number pool block object.

5.	EDR Local SMS responds to the M-SET for the subscription versions.

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6.	Non-EDR Local SMS responds to the M-SET for the subscription versions.

7.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionStatusAttributeValueChange or subscriptionVersionRangeStatusAttributeValueChange M-EVENT-REPORT to the current service provider SOA for any subscription versions, not of LNP type set to ‘pool’, that were updated to a status of ‘active’.

8.	SOA confirms the M-EVENT-REPORT.

9.	NPAC SMS sends the M-EVENT-REPORT numberPoolBlockStatusAttributeValueChange for the status being set to ‘active’ to the block holder service provider SOA for any number pool block objects updated to a status of ‘active’ if the numberPoolBlockSOA-Origination indicator is ‘TRUE’.

10.	SOA confirms the M-EVENT-REPORT.

11.	NPAC SMS sends, depending upon the current service provider’s TN Range Notification Indicator, a subscriptionVersionAttributeValueChange or subscriptionVersionRangeAttributeValueChange M-EVENT-REPORT to the current service provider SOA for any subscription versions, not of LNP type set to ‘pool’, that had modified attributes.

12.	SOA confirms the M-EVENT-REPORT.

13.	NPAC SMS sends the M-EVENT-REPORT numberPoolBlockAttributeValueChange for the modified attributes to the block holder service provider SOA for any number pool block objects updated if the numberPoolBlockSOA-Origination indicator is ‘TRUE’.

14.	SOA confirms the M-EVENT-REPORT.

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B.8.4	Application Level Heartbeat Requests

B.8.4.1	NPAC initiated Application Level Heartbeat Request to local system

This scenario shows the NPAC sending an Application Level Heartbeat Message to the SOA/LSMS.

1.	The NPAC SMS sends an M-EVENT-REPORT ApplicationLevelHeartbeat Request to the SOA/Local SMS that support this feature, after a configurable amount of time with no message traffic.

2.	The SOA/Local SMS issues an M-EVENT-REPORT ApplicationLevelHeartbeat Response back to the NPAC SMS.

If the response in step 2 is not provided within the timeout period, the association is aborted by the NPAC SMS.

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B.8.4.2	Local system initiated Application Level Heartbeat request

This scenario show the SOA/LSMS sending an Application Level Heartbeat Message to the NPAC SMS.

1.	The SOA/LSMS sends an M-EVENT-REPORT ApplicationLevelHeartbeat Request to the NPAC SMS, after a configurable amount of time with no message traffic

2.	The NPAC SMS issues an M-EVENT-REPORT ApplicationLevelHeartbeat Response back to the SOA/LSMS.

If the response in step 2 is not provided within the timeout period, the expectation is that the SOA/LSMS would abort their association to the NPAC SMS.

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B.8.1	SPID Migration Requests

B.8.1.1	NPAC initiated SPID Migration Request to local system

This scenario reflects the message flow for a SPID Migration from the NPAC SMS to the SOA and the NPAC SMS to the Local SMS. This action is used to change SPID ownership of NPA-NXX during a SPID Migration.

A previously entered SPID Migration has reached the maintenance window of the migration. Prior to the NPAC going into maintenance mode, the online migration message is sent to Service Providers that support the feature via CMIP.

If the LSMS or SOA supports online SPID Migration, perform the next 4 steps:

1.	The NPAC SMS sends an M-ACTION lnpSpidMigration Request to the LSMSs that support this feature.

2.	The LSMSs respond by sending an M-ACTION response indicating whether the lnpSpidMigration was processed successfully.

3.	The NPAC SMS sends an M-ACTION lnpSpidMigration Request to the SOAs that support this feature.

4.	The SOAs respond by sending an M-ACTION response indicating whether the lnpSpidMigration was processed successfully.

If the LSMS or SOA does NOT support online SPID Migration, SMURF files will continue to be used.

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